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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices)      (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/29/12

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 29, 2012

Invesco Dynamics Fund
Nasdaq:
A: IDYAX ▪ B: IDYBX ▪ C: IFDCX ▪ R: IDYRX ▪ Y: IDYYX ▪ Investor: FIDYX Institutional: IDICX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Dynamics Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Dynamics Fund

Management’s Discussion of Fund Performance

Performance summary
Effective March 22, 2011, James Leach joined the management team as lead portfolio manager. Also effective March 22, 2011, Paul Rasplicka and Brent Lium left the management team. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended February 29, 2012, Invesco Dynamics Fund underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index.
     The Fund underperformed the broad market, as represented by the S&P 500 Index, as mid-cap stocks generally underperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	0.04%

Class B Shares*	-0.69

Class C Shares*	-0.71

Class R Shares*	-0.19

Class Y Shares*	0.28

Investor Class Shares*	0.04

Institutional Class Shares*	0.45

S&P 500 Index▼ (Broad Market Index)	5.10

Russell Midcap Growth Index▼ (Style-Specific Index)	3.83

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	0.84

Source(s): ▼Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks that we analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
As the fiscal year began, financial markets were performing relatively strongly. The emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and economic recovery and caused market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data.
     Although markets stabilized and remained generally positive in the summer, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, which led credit rating agency Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows through the close of the reporting period.

Portfolio Composition
By sector

Consumer Discretionary	24.0%

Information Technology	19.7

Industrials	14.8

Health Care	14.6

Energy	8.5

Materials	7.1

Financials	3.5

Consumer Staples	2.9

Telecommunication Services	2.6

Money Market Funds
Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings

1.	DaVita, Inc.	2.1%

2.	Cameron International Corp.	2.0

3.	Avago Technologies Ltd.	1.9

4.	PetSmart, Inc.	1.9

5.	Kansas City Southern	1.9

6.	SBA Communications Corp.-Class A	1.8

7.	Discover Financial Services	1.8

8.	Equinix, Inc.	1.8

9.	Discovery Communications, Inc.-
	Class A	1.7

10.	Affiliated Managers Group, Inc.	1.7

Total Net Assets	$908.3 million

Total Number of Holdings	79
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Dynamics Fund

     In this environment, the Fund ended the year at relatively the same level it started, but underperformed the Russell Midcap Growth Index for the fiscal year. The Fund underperformed by the widest margin in the industrials, consumer staples, consumer discretionary, health care and telecommunication services sectors. Some of this underperformance was offset by outperformance in other sectors, including financials, information technology (IT) and energy.
     The Fund underperformed most significantly in the industrials sector due to stock selection. Underperformance in this sector was largely concentrated around the late summer and early fall as the sustainability of global growth came into question and markets turned down sharply. Construction equipment manufacturer Terex was one of the largest detractors from Fund performance. Its aerial work platform and construction crane businesses lagged from exposure to Europe’s slowing growth amid economic woes. Other holdings that detracted from Fund performance included commercial truck and engine maker Navistar International, which also had significant European exposure, and construction and engineering services firm Foster Wheeler. All three positions were sold during the reporting period.
     The strongest performing sector in the Russell Midcap Growth Index during the fiscal year by a large margin was consumer staples, as investors favored the relative stability of earnings in the face of economic uncertainty. The Fund under-performed in this sector largely due to an underweight position. Additionally, Green Mountain Coffee Roasters was one of the Fund’s larger stock detractors. The market-leading maker of single-serve coffee makers and cups suffered when a well-known hedge fund manager highlighted the stock in a negative manner at a conference. Investor confidence in the stock was damaged and the position was sold during the reporting period.
     The Fund also underperformed in the consumer discretionary sector, primarily driven by stock selection. In this sector, clothing retailer Abercrombie & Fitch detracted from Fund performance. The company’s exposure to Europe, amid ongoing austerity and debt concerns, hurt stock performance. Internet-based publishing and production service company Shutterfly also detracted from Fund performance as management reduced its earnings outlook later in the period. Both of these holdings were sold during the reporting period. The negative effect of these holdings offset the performance contribution from ULTA Salon, Cosmetics & Fragrance, which was the Fund’s top contributor.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector, due to stock selection and an underweight position. One holding that made a positive contribution to performance was Discover Financial Services, which benefited from a strong cycle in the credit card business.
     Outperformance in the IT sector was a result of strong stock selection. Data center co-location solution provider Equinix was added to the portfolio while trading at historically low valuations during the market pullback and then contributed to Fund performance as its stock price rose. Diversified IT and semiconductor companies Avnet and LSI both benefited from semiconductor demand and inventory corrections and contributed to Fund performance during the fiscal year.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance.
     We thank you for your continued investment in Invesco Dynamics Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamics Fund. He joined Invesco in 2011. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from the Stern School of Business at New York University.

5 Invesco Dynamics Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with sales charges and without sales charges
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Dynamics Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable
sales charges

Class A Shares

Inception (3/28/02)		3.95%

5	Years	0.47

1	Year	-5.45

Class B Shares

Inception (3/28/02)		3.91%

5	Years	0.47

1	Year	-5.54

Class C Shares

Inception (2/14/00)		-2.15%

10	Years	4.52

5	Years	0.86

1	Year	-1.68

Class R Shares

Inception (10/25/05)		5.11%

5	Years	1.36

1	Year	-0.19

Class Y Shares

10	Years	5.44%

5	Years	1.79

1	Year	0.28

Investor Class Shares

Inception (9/15/67)		8.45%

10	Years	5.35

5	Years	1.62

1	Year	0.04

Institutional Class Shares

Inception (5/22/00)		0.27%

10	Years	5.81

5	Years	2.06

1	Year	0.45

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		2.84%

5	Years	-1.07

1	Year	-9.67

Class B Shares

Inception (3/28/02)		2.80%

5	Years	-1.09

1	Year	-9.75

Class C Shares

Inception (2/14/00)		-3.08%

10	Years	2.14

5	Years	-0.69

1	Year	-6.04

Class R Shares

Inception (10/25/05)		3.38%

5	Years	-0.21

1	Year	-4.68

Class Y Shares

10	Years	3.02%

5	Years	0.22

1	Year	-4.15

Investor Class Shares

Inception (9/15/67)		8.22%

10	Years	2.94

5	Years	0.06

1	Year	-4.40

Institutional Class Shares

Inception (5/22/00)		-0.68%

10	Years	3.39

5	Years	0.48

1	Year	-3.99

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.13%, 1.88%, 1.88%, 1.38%, 0.88%, 1.13% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past for Class B, Class C and Investor Class shares, performance would have been lower.

7 Invesco Dynamics Fund

Invesco Dynamics Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risk. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Class Y Shares	IDYYX
Investor Class Shares	FIDYX
Institutional Class Shares	IDICX

8 Invesco Dynamics Fund

Schedule of Investments(a)

February 29, 2012

	Shares	Value

Common Stocks & Other Equity Interests–97.74%
Aerospace & Defense–1.08%
Triumph Group, Inc.	153,465	$9,791,067

Air Freight & Logistics–0.40%
C.H. Robinson Worldwide, Inc.	54,950	3,636,041

Apparel, Accessories & Luxury Goods–3.04%
Coach, Inc.	193,385	14,472,933

Michael Kors Holdings Ltd.(b)	303,602	13,130,787

		27,603,720

Application Software–2.60%
Citrix Systems, Inc.(b)	209,362	15,647,716

Salesforce.com, Inc.(b)	55,535	7,950,390

		23,598,106

Asset Management & Custody Banks–1.74%
Affiliated Managers Group, Inc.(b)	148,449	15,793,489

Auto Parts & Equipment–2.96%
BorgWarner, Inc.(b)(c)	172,930	14,325,521

Gentex Corp.	529,920	12,532,608

		26,858,129

Automobile Manufacturers–1.44%
Tesla Motors, Inc.(b)(c)	390,470	13,045,603

Automotive Retail–1.05%
O’Reilly Automotive, Inc.(b)	110,236	9,535,414

Biotechnology–2.09%
BioMarin Pharmaceutical Inc.(b)	347,135	12,410,076

United Therapeutics Corp.(b)	137,666	6,570,798

		18,980,874

Broadcasting–1.74%
Discovery Communications, Inc.–Class A(b)	338,605	15,795,923

Building Products–0.93%
Lennox International, Inc.	216,897	8,487,180

Communications Equipment–3.28%
F5 Networks, Inc.(b)	79,794	9,971,058

Juniper Networks, Inc.(b)	250,151	5,693,437

Riverbed Technology, Inc.(b)	313,729	8,931,864

Sycamore Networks, Inc.(b)	279,861	5,169,033

		29,765,392

Computer Storage & Peripherals–0.21%
NetApp, Inc.(b)	45,333	1,949,319

Construction & Engineering–0.70%
MasTec Inc.(b)	363,093	6,386,806

Construction & Farm Machinery & Heavy Trucks–1.54%
AGCO Corp.(b)	271,830	14,034,583

Consumer Finance–1.78%
Discover Financial Services	537,889	16,142,049

Electrical Components & Equipment–2.57%
Cooper Industries PLC (Ireland)	236,449	14,475,408

Polypore International, Inc.(b)(c)	215,298	8,853,054

		23,328,462

Electronic Components–1.49%
Amphenol Corp.–Class A	241,936	13,538,739

Fertilizers & Agricultural Chemicals–1.57%
Intrepid Potash, Inc.(b)	562,660	14,229,671

Footwear–0.43%
Deckers Outdoor Corp.(b)	52,365	3,914,807

General Merchandise Stores–1.59%
Dollar Tree, Inc.(b)	163,644	14,484,130

Health Care Equipment–0.51%
NxStage Medical, Inc.(b)	230,342	4,606,840

Health Care Facilities–2.78%
Brookdale Senior Living, Inc.(b)	589,462	10,987,572

Universal Health Services, Inc.–Class B	319,784	14,265,564

		25,253,136

Health Care Services–4.70%
DaVita, Inc.(b)	217,404	18,816,316

Express Scripts, Inc.(b)	258,766	13,799,991

HMS Holdings Corp.(b)	313,695	10,107,253

		42,723,560

Health Care Technology–1.41%
Allscripts Healthcare Solutions, Inc.(b)	663,255	12,814,087

Homebuilding–0.60%
Toll Brothers, Inc.(b)	233,472	5,477,253

Hotels, Resorts & Cruise Lines–1.52%
Starwood Hotels & Resorts Worldwide, Inc.	256,851	13,844,269

Household Products–1.55%
Church & Dwight Co., Inc.	294,182	14,044,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Dynamics Fund

	Shares	Value

Human Resource & Employment Services–1.16%
Robert Half International, Inc.	369,252	$10,497,834

Industrial Gases–1.37%
Airgas, Inc.	151,620	12,482,875

Industrial Machinery–3.29%
Flowserve Corp.	124,704	14,786,153

Gardner Denver Inc.	174,262	11,968,314

Graco Inc.	60,825	3,113,024

		29,867,491

Internet Software & Services–1.77%
Equinix, Inc.(b)	115,054	16,128,270

IT Consulting & Other Services–1.43%
Cognizant Technology Solutions Corp.–Class A(b)	182,971	12,981,792

Life Sciences Tools & Services–1.00%
Agilent Technologies, Inc.	207,718	9,060,659

Managed Health Care–1.33%
Aveta, Inc.(b)(d)	1,340,000	12,060,000

Metal & Glass Containers–1.00%
Owens-Illinois, Inc.(b)	379,854	9,078,511

Movies & Entertainment–1.34%
Cinemark Holdings, Inc.	580,872	12,151,842

Oil & Gas Drilling–1.03%
Ensco PLC–ADR (United Kingdom)	159,806	9,316,690

Oil & Gas Equipment & Services–3.71%
Cameron International Corp.(b)	331,044	18,442,461

Key Energy Services, Inc.(b)	533,794	9,106,526

Weatherford International Ltd.(b)	383,831	6,133,619

		33,682,606

Oil & Gas Exploration & Production–3.79%
Cabot Oil & Gas Corp.	267,080	9,315,751

Pioneer Natural Resources Co.	74,133	8,127,942

Sanchez Energy Corp.(b)(c)	107,504	2,572,571

Whiting Petroleum Corp.(b)	245,438	14,392,484

		34,408,748

Pharmaceuticals–0.78%
Endo Pharmaceuticals Holdings Inc.(b)	191,661	7,104,873

Railroads–1.87%
Kansas City Southern(b)	243,782	16,962,352

Restaurants–3.11%
Chipotle Mexican Grill, Inc.(b)	20,605	8,040,483

Jack in the Box Inc.(b)	192,989	4,602,788

Panera Bread Co.–Class A(b)	100,828	15,585,992

		28,229,263

Semiconductors–7.70%
Altera Corp.	354,813	13,642,560

Atmel Corp.(b)	947,123	9,575,414

Avago Technologies Ltd. (Singapore)	468,256	17,611,108

Broadcom Corp.–Class A(b)	243,237	9,036,255

LSI Corp.(b)	1,186,689	10,205,525

ON Semiconductor Corp.(b)	1,086,717	9,856,523

		69,927,385

Soft Drinks–1.38%
Monster Beverage Corp.(b)	218,806	12,513,515

Specialty Chemicals–3.19%
Albemarle Corp.	222,201	14,780,811

LyondellBasell Industries N.V.–Class A (Netherlands)	329,852	14,243,009

		29,023,820

Specialty Stores–5.16%
Dick’s Sporting Goods, Inc.	324,938	14,544,225

PetSmart, Inc.	306,635	17,091,835

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	182,520	15,192,965

		46,829,025

Technology Distributors–1.21%
Avnet, Inc.(b)	308,880	11,039,371

Trucking–1.22%
J.B. Hunt Transport Services, Inc.	216,549	11,089,474

Wireless Telecommunication Services–2.60%
NII Holdings Inc.(b)	403,926	7,222,197

SBA Communications Corp.–Class A(b)	350,287	16,438,969

		23,661,166

Total Common Stocks & Other Equity Interests (Cost $832,548,353)		887,760,460

Money Market Funds–1.83%
Liquid Assets Portfolio–Institutional Class(e)	8,291,330	8,291,330

Premier Portfolio–Institutional Class(e)	8,291,331	8,291,331

Total Money Market Funds (Cost $16,582,661)		16,582,661

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.57% (Cost $849,131,015)		904,343,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Dynamics Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.75%
Liquid Assets Portfolio–Institutional Class (Cost $24,973,047)(e)(f)	24,973,047	$24,973,047

TOTAL INVESTMENTS–102.32% (Cost $874,104,061)		929,316,168

OTHER ASSETS LESS LIABILITIES–(2.32)%		(21,042,882)

NET ASSETS–100.00%		$908,273,286

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 29, 2012.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 29, 2012 represented 1.33% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Dynamics Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $832,548,353)*	$887,760,460

Investments in affiliated money market funds, at value and cost	41,555,708

Total investments, at value (Cost $874,104,061)	929,316,168

Receivable for:
Investments sold	15,122,823

Fund shares sold	746,441

Dividends	454,691

Investment for trustee deferred compensation and retirement plans	176,869

Other assets	22,291

Total assets	945,839,283

Liabilities:
Payable for:
Investments purchased	9,845,561

Fund shares reacquired	1,692,685

Collateral upon return of securities loaned	24,973,047

Accrued fees to affiliates	581,341

Accrued other operating expenses	106,334

Trustee deferred compensation and retirement plans	367,029

Total liabilities	37,565,997

Net assets applicable to shares outstanding	$908,273,286

Net assets consist of:
Shares of beneficial interest	$1,262,181,576

Undistributed net investment income	6,550,917

Undistributed net realized gain (loss)	(415,671,314)

Unrealized appreciation	55,212,107

$908,273,286

Net Assets:
Class A	$120,666,599

Class B	$9,226,812

Class C	$15,524,957

Class R	$2,672,923

Class Y	$11,302,043

Investor Class	$634,513,622

Institutional Class	$114,366,330

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,221,476

Class B	427,767

Class C	734,278

Class R	117,331

Class Y	486,021

Investor Class	27,456,926

Institutional Class	4,724,405

Class A:
Net asset value per share	$23.11

Maximum offering price per share:
(Net asset value of $23.11 divided by 94.50%)	$24.46

Class B:
Net asset value and offering price per share	$21.57

Class C:
Net asset value and offering price per share	$21.14

Class R:
Net asset value and offering price per share	$22.78

Class Y:
Net asset value and offering price per share	$23.25

Investor Class:
Net asset value and offering price per share	$23.11

Institutional Class:
Net asset value and offering price per share	$24.21

*	At February 29, 2012, securities with an aggregate value of $24,030,585 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Dynamics Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Dividends (net of foreign withholding taxes of $200,651)	$6,041,403

Dividends from affiliated money market funds (includes securities lending income of $229,138)	257,178

Total investment income	6,298,581

Expenses:
Advisory fees	5,246,099

Administrative services fees	277,171

Custodian fees	34,475

Distribution fees:
Class A	313,434

Class B	114,802

Class C	165,264

Class R	14,009

Investor Class	1,696,997

Transfer agent fees — A, B, C, R, Y and Investor	2,022,612

Transfer agent fees — Institutional	97,211

Trustees’ and officers’ fees and benefits	62,073

Other	229,592

Total expenses	10,273,739

Less: Fees waived and expense offset arrangement(s)	(45,471)

Net expenses	10,228,268

Net investment income (loss)	(3,929,687)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $459,698)	(32,699,824)

Foreign currencies	(523)

(32,700,347)

Change in net unrealized appreciation (depreciation) of:
Investment securities	26,943,370

Foreign currencies	(526)

26,942,844

Net realized and unrealized gain (loss)	(5,757,503)

Net increase (decrease) in net assets resulting from operations	$(9,687,190)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Dynamics Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income (loss)	$(3,929,687)	$81,833

Net realized gain (loss)	(32,700,347)	366,092,382

Change in net unrealized appreciation (depreciation)	26,942,844	(105,585,230)

Net increase (decrease) in net assets resulting from operations	(9,687,190)	260,588,985

Distributions to shareholders from net investment income:
Class A	(3,171,513)	—

Class B	(211,571)	—

Class C	(344,940)	—

Class R	(65,020)	—

Class Y	(311,419)	—

Investor Class	(16,759,500)	—

Institutional Class	(3,142,027)	—

Total distributions from net investment income	(24,005,990)	—

Share transactions–net:
Class A	(17,873,712)	(13,244,111)

Class B	(5,359,199)	(4,973,074)

Class C	(2,560,256)	(4,565,824)

Class R	(282,360)	(299,635)

Class Y	(1,041,058)	3,015,557

Investor Class	(144,386,393)	(142,453,125)

Institutional Class	32,938,186	(38,127,229)

Net increase (decrease) in net assets resulting from share transactions	(138,564,792)	(200,647,441)

Net increase (decrease) in net assets	(172,257,972)	59,941,544

Net assets:
Beginning of year	1,080,531,258	1,020,589,714

End of year (includes undistributed net investment income of $6,550,917 and $(320,398), respectively)	$908,273,286	$1,080,531,258

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Dynamics Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

14        Invesco Dynamics Fund

shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

15        Invesco Dynamics Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

16        Invesco Dynamics Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser had contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $41,793.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $15,987 in front-end sales commissions from the sale of Class A shares and $1, $14,089 and $1,896 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17        Invesco Dynamics Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$917,256,168	$12,060,000	$—	$929,316,168

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $10,970,817 and securities sales of $38,072,300, which resulted in net realized gains of $459,698.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,678.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $2,027 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Dynamics Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$24,005,990	$—

Total distributions	$24,005,990	$—

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$7,647,936

Net unrealized appreciation — investments	54,508,768

Temporary book/tax differences	(306,688)

Capital loss carryforward	(404,470,146)

Post-October deferral	(10,497,829)

Late-year ordinary loss deferral	(790,331)

Shares of beneficial interest	1,262,181,576

Total net assets	$908,273,286

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$221,384,880	$—	$221,384,880

February 28, 2018	126,589,388	—	126,589,388

Not subject to expiration	56,495,878	—	56,495,878

	$404,470,146	$—	$404,470,146

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $1,311,593,443 and $1,450,676,240, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$94,856,859

Aggregate unrealized (depreciation) of investment securities	(40,348,091)

Net unrealized appreciation of investment securities	$54,508,768

Cost of investments for tax purposes is $874,807,400.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of and Fair Fund settlement proceeds, on February 29, 2012, undistributed net investment income (loss) was increased by $34,806,992 and undistributed net realized gain (loss) was decreased by $34,806,992. This reclassification had no effect on the net assets of the Fund.

19        Invesco Dynamics Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	1,402,633	$31,526,747	1,794,377	$36,630,538

Class B	42,995	886,887	124,410	2,376,288

Class C	99,447	2,074,640	130,426	2,470,674

Class R	34,625	768,064	51,739	1,050,914

Class Y	20,710	479,834	262,289	5,154,852

Investor Class	2,334,549	53,031,291	3,404,709	69,112,619

Institutional Class	1,861,601	45,689,485	835,847	16,827,569

Issued as reinvestment of dividends:
Class A	136,339	2,874,019	—	—

Class B	10,447	205,804	—	—

Class C	17,143	331,205	—	—

Class R	3,127	65,020	—	—

Class Y	13,959	295,945	—	—

Investor Class	759,879	16,018,242	—	—

Institutional Class	142,241	3,137,826	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	145,905	3,322,311	193,281	3,831,822

Class B	(156,410)	(3,322,311)	(205,798)	(3,831,822)

Reacquired:
Class A	(2,529,282)	(55,596,789)	(2,702,530)	(53,706,471)

Class B	(152,378)	(3,129,579)	(189,573)	(3,517,540)

Class C	(243,235)	(4,966,101)	(389,059)	(7,036,498)

Class R	(51,492)	(1,115,444)	(67,219)	(1,350,549)

Class Y	(78,155)	(1,816,837)	(108,069)	(2,139,295)

Investor Class	(9,403,593)	(213,435,926)	(10,734,043)	(211,565,744)

Institutional Class	(680,298)	(15,889,125)	(2,721,527)	(54,954,798)

Net increase (decrease) in share activity	(6,269,243)	$(138,564,792)	(10,320,740)	$(200,647,441)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

20        Invesco Dynamics Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses)							to average		to average net		Ratio of net
	Net asset		on securities		Dividends					net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/29/12	$23.76	$(0.10)	$0.05 (d)	$(0.05)	$(0.60)	$23.11	0.04	%(d)	$120,667	1.11	%(e)	1.11	%(e)	(0.44	)%(e)	141%
Year ended 02/28/11	18.28	(0.00)	5.48	5.48	—	23.76	29.98		144,118	1.12		1.13		(0.01)		155
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	—	18.28	18.32		123,940	1.12	(f)	1.12	(f)	(0.55	)(f)	38
Year ended 07/31/09	20.41	(0.09)	(4.87)	(4.96)	—	15.45	(24.30)		116,128	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.10)	(3.20)	—	20.41	(13.55)		192,706	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.86	(0.11)	4.86	4.75	—	23.61	25.18		218,469	1.03		1.03		(0.49)		99

Class B
Year ended 02/29/12	22.22	(0.25)	0.05 (d)	(0.20)	(0.45)	21.57	(0.69	)(d)	9,227	1.86	(e)	1.86	(e)	(1.19	)(e)	141
Year ended 02/28/11	17.22	(0.14)	5.14	5.00	—	22.22	29.04		15,179	1.87		1.88		(0.76)		155
Seven months ended 02/28/10	14.63	(0.12)	2.71	2.59	—	17.22	17.70		16,431	1.87	(f)	1.87	(f)	(1.30	)(f)	38
Year ended 07/31/09	19.45	(0.19)	(4.63)	(4.82)	—	14.63	(24.78)		17,015	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.68	(0.26)	(2.97)	(3.23)	—	19.45	(14.24)		38,079	1.80		1.80		(1.20)		112
Year ended 07/31/07	18.25	(0.26)	4.69	4.43	—	22.68	24.28		63,742	1.78		1.78		(1.24)		99

Class C
Year ended 02/29/12	21.79	(0.24)	0.04 (d)	(0.20)	(0.45)	21.14	(0.71	)(d)	15,525	1.86	(e)	1.86	(e)	(1.19	)(e)	141
Year ended 02/28/11	16.89	(0.14)	5.04	4.90	—	21.79	29.01		18,762	1.87		1.88		(0.76)		155
Seven months ended 02/28/10	14.34	(0.12)	2.67	2.55	—	16.89	17.78		18,911	1.87	(f)	1.87	(f)	(1.30	)(f)	38
Year ended 07/31/09	19.08	(0.18)	(4.56)	(4.74)	—	14.34	(24.84)		16,271	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.25	(0.26)	(2.91)	(3.17)	—	19.08	(14.25)		29,517	1.80		1.80		(1.20)		112
Year ended 07/31/07	17.90	(0.26)	4.61	4.35	—	22.25	24.30		37,089	1.78		1.78		(1.24)		99

Class R
Year ended 02/29/12	23.43	(0.15)	0.05 (d)	(0.10)	(0.55)	22.78	(0.19	)(d)	2,673	1.36	(e)	1.36	(e)	(0.69	)(e)	141
Year ended 02/28/11	18.08	(0.05)	5.40	5.35	—	23.43	29.59		3,071	1.37		1.38		(0.26)		155
Seven months ended 02/28/10	15.31	(0.08)	2.85	2.77	—	18.08	18.09		2,649	1.37	(f)	1.37	(f)	(0.80	)(f)	38
Year ended 07/31/09	20.26	(0.12)	(4.83)	(4.95)	—	15.31	(24.43)		2,373	1.46		1.46		(0.87)		104
Year ended 07/31/08	23.51	(0.16)	(3.09)	(3.25)	—	20.26	(13.82)		3,965	1.30		1.30		(0.70)		112
Year ended 07/31/07	18.82	(0.16)	4.85	4.69	—	23.51	24.92		4,374	1.28		1.28		(0.74)		99

Class Y
Year ended 02/29/12	23.90	(0.04)	0.04 (d)	—	(0.65)	23.25	0.28	(d)	11,302	0.86	(e)	0.86	(e)	(0.19	)(e)	141
Year ended 02/28/11	18.34	0.05	5.51	5.56	—	23.90	30.32		12,656	0.87		0.88		0.24		155
Seven months ended 02/28/10	15.48	(0.03)	2.89	2.86	—	18.34	18.47		6,883	0.87	(f)	0.87	(f)	(0.30	)(f)	38
Year ended 07/31/09(g)	15.72	(0.04)	(0.20)	(0.24)	—	15.48	(1.53)		5,843	1.00	(f)	1.00	(f)	(0.41	)(f)	104

Investor Class
Year ended 02/29/12	23.76	(0.10)	0.05 (d)	(0.05)	(0.60)	23.11	0.04	(d)	634,514	1.11	(e)	1.11	(e)	(0.44	)(e)	141
Year ended 02/28/11	18.28	(0.00)	5.48	5.48	—	23.76	29.98		802,241	1.12		1.13		(0.01)		155
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	—	18.28	18.32		751,148	1.12	(f)	1.12	(f)	(0.55	)(f)	38
Year ended 07/31/09	20.40	(0.09)	(4.86)	(4.95)	—	15.45	(24.26)		711,934	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.11)	(3.21)	—	20.40	(13.60)		1,110,821	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.85	(0.11)	4.87	4.76	—	23.61	25.25		1,560,651	1.03		1.03		(0.49)		99

Institutional Class
Year ended 02/29/12	24.85	(0.01)	0.05 (d)	0.04	(0.68)	24.21	0.45	(d)	114,366	0.72	(e)	0.72	(e)	(0.05	)(e)	141
Year ended 02/28/11	19.03	0.08	5.74	5.82	—	24.85	30.58		84,504	0.72		0.72		0.40		155
Seven months ended 02/28/10	16.05	(0.01)	2.99	2.98	—	19.03	18.57		100,629	0.67	(f)	0.67	(f)	(0.10	)(f)	38
Year ended 07/31/09	21.08	(0.02)	(5.01)	(5.03)	—	16.05	(23.86)		82,123	0.72		0.72		(0.13)		104
Year ended 07/31/08	24.31	(0.02)	(3.21)	(3.23)	—	21.08	(13.29)		185,683	0.66		0.66		(0.06)		112
Year ended 07/31/07	19.33	(0.02)	5.00	4.98	—	24.31	25.76		168,767	0.64		0.64		(0.10)		99

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $(0.89), $(0.89), $(0.90), $(0.89), $(0.90), $(0.89) and $(0.89) for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been (4.03)%, (5.02)%, (5.12)%, (4.31)%, (3.77)%, (4.03)% and (3.45)% for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $125,373, $11,480, $16,526, $2,802, $11,076, $678,799 and $98,163 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

21        Invesco Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamics Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

22        Invesco Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Class A	$1,000.00	$1,110.80	$6.04	$1,019.14	$5.77	1.15%

Class B	1,000.00	1,106.60	9.95	1,015.42	9.52	1.90

Class C	1,000.00	1,106.20	9.95	1,015.42	9.52	1.90

Investor Class	1,000.00	1,110.80	6.04	1,019.14	5.77	1.15

Class R	1,000.00	1,109.30	7.34	1,017.90	7.02	1.40

Class Y	1,000.00	1,111.70	4.73	1,020.39	4.52	0.90

Institutional	1,000.00	1,112.90	3.85	1,021.22	3.68	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23        Invesco Dynamics Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	19.22%
Corporate Dividends Received Deduction*	13.63%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Dynamics Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Dynamics Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Dynamics Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

T-3        Invesco Dynamics Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Dynamics Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
I-DYN-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders        February 29, 2012

Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ▪ B: BGREX ▪ C: CGREX ▪ R: RGREX ▪ Y: ARGYX ▪ Institutional: IGREX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Global Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
Investors generally favored US securities over international securities as the European debt crisis, political upheaval in the Middle East, and potential economic slowing in Asia remained at the forefront of investor concerns during the fiscal year ended February 29, 2012. As a result, Invesco Global Real Estate Fund delivered modestly negative returns over the reporting period. The Fund underperformed its style-specific index, the FTSE EPRA/NAREIT Developed Real Estate Index, primarily as a result of security selection in Japan and Australia.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.21%

Class B Shares	-2.09

Class C Shares	-1.99

Class R Shares	-1.56

Class Y Shares	-0.95

Institutional Class Shares	-0.69

MSCI World Index▼ (Broad Market Index)	-1.69

FTSE EPRA/NAREIT Developed Real Estate Index▪(Style-Specific Index)	0.76

Lipper Global Real Estate Funds Category Average▼ (Peer Group)	-0.58

Source(s): ▼Lipper Inc.; ▪Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying US and non-US property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.
We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Financial markets were performing relatively well at the beginning of the fiscal year. However, the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and the economic recovery, causing market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data. Although markets stabilized and remained generally positive in June and July, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, which led credit rating agency Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows through the close of the reporting period.
     Ultimately, major international and global equity indexes produced negative returns for the fiscal year and six of the 10 market sectors of the MSCI World Index posted losses. Given this environment, the Fund produced modest losses for the fiscal year. The Fund’s underperformance relative to its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, was primarily the result of security selection in Japan and Australia. Conversely, an overweight exposure and security selection in US REITs contributed to the Fund’s relative performance. In addition, security selection in Germany contributed to Fund performance.
     Top contributors during the fiscal year included Simon Property Group and Public Storage. Simon Property Group is one of the largest real estate companies with interests in approximately 392 retail real estate properties1 in North America, Europe and Asia. Public Storage, the

Portfolio Composition
By country

United States	44.0%

Hong Kong	12.3

Japan	9.3

Australia	8.1

United Kingdom	4.8

Canada	4.2

Singapore	4.1

France	3.9

Countries each less than 2.0% of portfolio	5.5

Money Market Funds
Plus Other Assets Less Liabilities	3.8

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	4.1%

2.	Sun Hung Kai Properties Ltd.	3.4

3.	Prologis, Inc.	2.6

4.	Ventas, Inc.	2.6

5.	Unibail-Rodamco S.E.	2.4

6.	Mitsubishi Estate Co. Ltd.	2.4

7.	Mitsui Fudosan Co., Ltd.	2.4

8.	Equity Residential	2.2

9.	AvalonBay Communities, Inc.	2.1

10.	Host Hotels & Resorts Inc.	2.1

Total Net Assets	$971.6 million

Total Number of Holdings*	113
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Global Real Estate Fund

largest self-storage REIT in the world, holds ownership interests in over two thousand self-storage properties across the US and Western Europe. We believe Public Storage, with its low leverage balance sheet and national call center, provided operating and cost advantages within the self-storage peer group.
     Top detractors from the Fund’s performance included Hong Kong Land Holdings and Vornado Realty Trust. Hong Kong Land Holdings experienced lackluster performance along with most Asian property stocks, which underperformed the FTSE EPRA/NAREIT Developed Real Estate Index during the fiscal year. We believe Vornado Realty Trust offers favorable exposure to fundamental improvement in its markets with a diversified portfolio of office and retail properties. We continued to hold both stocks at the end of the reporting period.
     At the end of the fiscal year and relative to our style-specific benchmark, we were modestly overweight in France, Hong Kong, Japan, Finland, Germany and Nor-way. Conversely, we were underweight in the US, Switzerland, Canada, the Netherlands, Singapore and the UK. Additionally, the Fund’s style-specific index had modest exposure to the following countries, which the Fund did not, at the close of the reporting period: Belgium, Greece, Israel, Luxembourg, New Zealand and Spain.
     We generally maintained our bias toward companies with higher quality assets, tenant rosters and flexible, generally lower-leveraged balance sheets with longer-term debt maturities. As a result of improvements in economic growth, we sought to add positions in companies capable of delivering higher cash flow growth. We continued to maintain a well-diversified portfolio across all property types and global economic regions, based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco Global Real Estate Fund.
1 Source: Fox Business News
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned a B.B.A. in economics and finance as well as an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
James Cowen
Portfolio manager, is manager of Invesco Global Real Estate Fund. He has worked in the real estate industry since 1997 and joined Invesco in 2001. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas.
Darin Turner
Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from The University of Texas at Arlington and an M.B.A. from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

5	Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es) since inception
Fund data from 4/29/05; index data from 4/30/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)		3.67%

5	Years	-6.12

1	Year	-6.64

Class B Shares

Inception (4/29/05)		3.74%

5	Years	-6.11

1	Year	-6.94

Class C Shares

Inception (4/29/05)		3.76%

5	Years	-5.79

1	Year	-2.96

Class R Shares

Inception (4/29/05)		4.27%

5	Years	-5.30

1	Year	-1.56

Class Y Shares

Inception		4.68%

5	Years	-4.89

1	Year	-0.95

Institutional Class Shares

Inception (4/29/05)		5.02%

5	Years	-4.56

1	Year	-0.69
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)		2.21%

5	Years	-6.94

1	Year	-12.24

Class B Shares

Inception (4/29/05)		2.32%

5	Years	-6.90

1	Year	-12.30

Class C Shares

Inception (4/29/05)		2.32%

5	Years	-6.58

1	Year	-8.65

Class R Shares

Inception (4/29/05)		2.83%

5	Years	-6.12

1	Year	-7.34

Class Y Shares

Inception		3.22%

5	Years	-5.71

1	Year	-6.84

Institutional Class Shares

Inception (4/29/05)		3.57%

5	Years	-5.38

1	Year	-6.51
guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.43%, 2.18%, 2.18%, 1.68%, 1.18% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Concentration risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	REIT risk/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.

■	The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGREX
Class B Shares	BGREX
Class C Shares	CGREX
Class R Shares	RGREX
Class Y Shares	ARGYX
Institutional Class Shares	IGREX

8	Invesco Global Real Estate Fund

Schedule of Investments

February 29, 2012

	Shares	Value

Common Stocks & Other Equity Interests–96.18%
Australia–8.15%
CFS Retail Property Trust	5,678,651	$10,745,545

Dexus Property Group	8,506,530	8,117,613

Goodman Group	9,474,001	7,007,729

GPT Group	3,191,523	10,606,424

Stockland	3,198,098	10,809,587

Westfield Group	2,187,048	20,463,744

Westfield Retail Trust	4,263,792	11,420,952

		79,171,594

Austria–0.31%
Conwert Immobilien Invest S.E.	267,737	3,018,350

Canada–4.15%
Boardwalk REIT	144,104	8,101,210

Canadian REIT	80,600	3,113,591

Chartwell Seniors Housing REIT	781,300	7,237,621

H&R REIT	288,600	6,886,284

Primaris Retail REIT	315,200	6,912,811

RioCan REIT	295,800	8,103,946

		40,355,463

China–1.03%
Agile Property Holdings Ltd.	2,834,000	3,800,346

Country Garden Holdings Co. Ltd.	3,636,000	1,640,834

Shimao Property Holdings Ltd.	3,528,000	4,585,881

		10,027,061

Finland–0.38%
Sponda Oyj	887,219	3,734,692

France–3.90%
Gecina S.A.	40,903	3,920,000

Klepierre	153,491	4,874,454

Mercialys	95,254	3,304,160

Societe Immobiliere de Location pour I’Industrie et le Commerce	21,880	2,274,872

Unibail-Rodamco S.E.	121,675	23,502,074

		37,875,560

Germany–0.93%
Deutsche Wohnen AG	265,442	3,524,526

GSW Immobilien AG(a)	175,480	5,510,220

		9,034,746

Hong Kong–12.35%
China Overseas Land & Investment Ltd.	5,561,330	11,495,282

China Resources Land Ltd.	3,290,000	6,271,782

Hang Lung Properties Ltd.	3,471,000	13,081,718

Henderson Land Development Co. Ltd.	1,680,000	10,548,465

Hongkong Land Holdings Ltd.	1,923,000	10,567,258

Hysan Development Co. Ltd.	900,000	3,902,204

Kerry Properties Ltd.	1,708,900	8,062,189

Link REIT (The)	1,155,000	4,333,372

Sino Land Co. Ltd.	4,467,200	7,971,178

Sun Hung Kai Properties Ltd.	2,125,000	32,624,445

Wharf Holdings Ltd. (The)	1,778,000	11,085,000

		119,942,893

Italy–0.10%
Beni Stabili S.p.A.	1,753,288	979,765

Japan–9.34%
Japan Real Estate Investment Corp.	708	6,253,463

Kenedix Realty Investment Corp.	274	943,782

Mitsubishi Estate Co. Ltd.	1,277,000	23,138,901

Mitsui Fudosan Co., Ltd.	1,208,000	22,967,794

Nippon Building Fund Inc.	808	7,730,128

Nomura Real Estate Office Fund, Inc.	610	3,530,631

Sumitomo Realty & Development Co., Ltd.	765,000	17,884,609

Tokyu Land Corp.	912,000	4,395,618

United Urban Investment Corp.	3,567	3,922,866

		90,767,792

Malta–0.00%
BGP Holdings PLC(a)	10,349,872	0

Netherlands–0.88%
Corio N.V.	178,221	8,549,227

Norway–0.19%
Norwegian Property ASA	1,267,274	1,878,736

Singapore–4.09%
Ascendas REIT	2,641,000	4,330,538

CapitaCommercial Trust	4,362,000	4,114,733

Capitaland Ltd.	3,596,500	8,791,599

CapitaMall Trust	1,646,563	2,359,751

CapitaMalls Asia Ltd.	2,817,000	3,461,546

City Developments Ltd.	472,000	4,176,365

Global Logistic Properties Ltd.(a)	4,519,000	7,837,403

Keppel Land Ltd.	1,007,000	2,731,974

Suntec REIT	1,989,000	1,948,466

		39,752,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Real Estate Fund

	Shares	Value

Sweden–1.07%
Castellum AB	426,286	$5,604,829

Fabege AB	213,422	1,918,567

Wihlborgs Fastigheter AB	204,464	2,826,563

		10,349,959

Switzerland–0.57%
PSP Swiss Property AG(a)	1,454	126,148

Swiss Prime Site AG(a)	68,960	5,384,642

		5,510,790

United Kingdom–4.78%
Big Yellow Group PLC	472,554	2,180,043

British Land Co. PLC	1,258,558	9,415,942

Derwent London PLC	163,471	4,394,839

Great Portland Estates PLC	710,931	3,993,381

Hammerson PLC	1,258,194	7,842,014

Land Securities Group PLC	1,045,908	11,230,856

Shaftesbury PLC	638,003	4,973,182

Unite Group PLC	813,843	2,395,124

		46,425,381

United States–43.96%
Acadia Realty Trust	214,672	4,548,900

Alexandria Real Estate Equities, Inc.	162,125	11,622,741

Apartment Investment & Management Co.–Class A	310,713	7,718,111

AvalonBay Communities, Inc.	161,484	20,939,630

Boston Properties, Inc.	179,931	18,271,993

Brandywine Realty Trust	275,700	2,980,317

BRE Properties, Inc.	103,918	5,032,749

Brookfield Office Properties, Inc.	404,885	7,030,986

DCT Industrial Trust Inc.	1,092,700	6,184,682

DDR Corp.	535,864	7,571,758

DiamondRock Hospitality Co.	510,372	5,083,305

Digital Realty Trust, Inc.	163,892	11,882,170

Douglas Emmett, Inc.	258,603	5,448,765

Duke Realty Corp.	837,362	11,622,585

Equity Residential	378,846	21,552,549

Essex Property Trust, Inc.	103,383	14,472,586

Federal Realty Investment Trust	99,234	9,461,962

General Growth Properties, Inc.	611,992	9,957,110

HCP, Inc.	449,371	17,750,155

Health Care REIT, Inc.	172,548	9,393,513

Healthcare Realty Trust, Inc.	252,797	5,225,314

Hersha Hospitality Trust	162,470	817,224

Highwoods Properties, Inc.	170,819	5,466,208

Host Hotels & Resorts Inc.	1,305,282	20,597,350

Kilroy Realty Corp.	227,485	9,972,942

Kimco Realty Corp.	369,800	6,796,924

Macerich Co. (The)	225,226	12,159,952

Pebblebrook Hotel Trust	126,610	2,713,252

Prologis, Inc.	747,879	25,173,607

Public Storage	113,521	15,219,761

Regency Centers Corp.	86,534	3,702,790

Retail Opportunity Investments Corp.	332,953	3,872,243

Simon Property Group, Inc.	292,882	39,679,653

SL Green Realty Corp.	56,205	4,274,390

Sovran Self Storage, Inc.	113,096	5,373,191

Starwood Hotels & Resorts Worldwide, Inc.	65,600	3,535,840

Sunstone Hotel Investors, Inc.(a)	277,466	2,491,645

Taubman Centers, Inc.	58,699	4,054,340

UDR, Inc.	456,424	11,419,729

Ventas, Inc.	444,446	24,853,420

Vornado Realty Trust	136,766	11,177,885

		427,104,227

Total Common Stocks & Other Equity Interests (Cost $792,964,105)		934,478,611

Money Market Funds–1.01%
Liquid Assets Portfolio–Institutional Class(b)	4,899,724	4,899,724

Premier Portfolio–Institutional Class(b)	4,899,725	4,899,725

Total Money Market Funds (Cost $9,799,449)		9,799,449

TOTAL INVESTMENTS–97.19% (Cost $802,763,554)		944,278,060

OTHER ASSETS LESS LIABILITIES–2.81%		27,309,321

NET ASSETS–100.00%		$971,587,381

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $792,964,105)	$934,478,611

Investments in affiliated money market funds, at value and cost	9,799,449

Total investments, at value (Cost $802,763,554)	944,278,060

Foreign currencies, at value (Cost $2,287,534)	2,283,594

Receivable for:
Investments sold	5,688,370

Fund shares sold	28,565,780

Dividends	882,560

Foreign currency contracts outstanding	6,782

Investment for trustee deferred compensation and retirement plans	21,691

Other assets	7,377

Total assets	981,734,214

Liabilities:
Payable for:
Investments purchased	7,889,296

Fund shares reacquired	1,657,820

Accrued fees to affiliates	438,652

Accrued other operating expenses	85,470

Trustee deferred compensation and retirement plans	75,595

Total liabilities	10,146,833

Net assets applicable to shares outstanding	$971,587,381

Net assets consist of:
Shares of beneficial interest	$1,104,110,968

Undistributed net investment income	(11,385,060)

Undistributed net realized gain (loss)	(262,630,436)

Unrealized appreciation	141,491,909

$971,587,381

Net Assets:
Class A	$264,763,001

Class B	$11,411,830

Class C	$37,827,878

Class R	$13,717,078

Class Y	$237,472,578

Institutional Class	$406,395,016

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,174,965

Class B	1,087,186

Class C	3,602,033

Class R	1,304,861

Class Y	22,557,182

Institutional Class	38,636,181

Class A:
Net asset value per share	$10.52

Maximum offering price per share
(Net asset value of $10.52 divided by 94.50%)	$11.13

Class B:
Net asset value and offering price per share	$10.50

Class C:
Net asset value and offering price per share	$10.50

Class R:
Net asset value and offering price per share	$10.51

Class Y:
Net asset value and offering price per share	$10.53

Institutional Class:
Net asset value and offering price per share	$10.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Dividends (net of foreign withholding taxes of $1,325,861)	$25,919,181

Dividends from affiliated money market funds	12,274

Total investment income	25,931,455

Expenses:
Advisory fees	6,550,631

Administrative services fees	254,027

Custodian fees	224,825

Distribution fees:
Class A	692,463

Class B	125,387

Class C	399,597

Class R	62,816

Transfer agent fees — A, B, C, R and Y	2,156,943

Transfer agent fees — Institutional	143,481

Trustees’ and officers’ fees and benefits	55,402

Other	595,880

Total expenses	11,261,452

Less: Fees waived and expense offset arrangement(s)	(19,397)

Net expenses	11,242,055

Net investment income	14,689,400

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,292,169

Foreign currencies	95,692

6,387,861

Change in net unrealized appreciation (depreciation) of:
Investment securities	(25,584,094)

Foreign currencies	(21,017)

Foreign currency contracts	6,782

(25,598,329)

Net realized and unrealized gain (loss)	(19,210,468)

Net increase (decrease) in net assets resulting from operations	$(4,521,068)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$14,689,400	$18,865,670

Net realized gain	6,387,861	29,916,887

Change in net unrealized appreciation (depreciation)	(25,598,329)	118,724,143

Net increase (decrease) in net assets resulting from operations	(4,521,068)	167,506,700

Distributions to shareholders from net investment income:
Class A	(4,578,466)	(11,395,313)

Class B	(111,274)	(541,881)

Class C	(354,493)	(1,537,039)

Class R	(173,959)	(487,430)

Class Y	(3,665,807)	(7,189,551)

Institutional Class	(7,399,785)	(12,925,889)

Total distributions from net investment income	(16,283,784)	(34,077,103)

Share transactions–net:
Class A	(19,431,206)	14,028,112

Class B	(3,111,936)	(2,447,479)

Class C	(5,392,193)	(1,634,300)

Class R	1,486,489	1,373,919

Class Y	55,526,357	32,986,861

Institutional Class	73,004,710	106,649,746

Net increase in net assets resulting from share transactions	102,082,221	150,956,859

Net increase in net assets	81,277,369	284,386,456

Net assets:
Beginning of year	890,310,012	605,923,556

End of year (includes undistributed net investment income of $(11,385,060) and $(18,865,545), respectively)	$971,587,381	$890,310,012

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

13        Invesco Global Real Estate Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

14        Invesco Global Real Estate Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

15        Invesco Global Real Estate Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser had contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Advisor did not waive fees and/or reimburse expenses under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $17,714.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $66,195 in front-end sales commissions from the sale of Class A shares and $24, $24,596 and $2,462 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16        Invesco Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$7,007,729	$72,163,865	$—	$79,171,594

Austria	3,018,350	—	—	3,018,350

Canada	39,375,378	980,085	—	40,355,463

China	—	10,027,061	—	10,027,061

Finland	3,734,692	—	—	3,734,692

France	33,955,560	3,920,000	—	37,875,560

Germany	—	9,034,746	—	9,034,746

Hong Kong	22,853,015	97,089,878	—	119,942,893

Italy	979,765	—	—	979,765

Japan	14,650,742	76,117,050	—	90,767,792

Malta	—	—	0	0

Netherlands	—	8,549,227	—	8,549,227

Norway	1,878,736	—	—	1,878,736

Singapore	—	39,752,375	—	39,752,375

Sweden	4,745,130	5,604,829	—	10,349,959

Switzerland	5,510,790	—	—	5,510,790

United Kingdom	46,425,381	—	—	46,425,381

United States	436,903,676	—	—	436,903,676

	$621,038,944	$323,239,116	$0	$944,278,060

Foreign Currency Contracts*	—	6,782	—	6,782

Total Investments	$621,038,944	$323,245,898	$0	$944,284,842

*	Unrealized appreciation

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

17        Invesco Global Real Estate Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$6,782	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Change in Unrealized Appreciation
Currency risk	6,782

*	The value of foreign currency contracts outstanding during the period was $876,412.

Open Foreign Currency Contracts
Settlement		Contract to					Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

03/09/2012	Credit Suisse	CAD	867,560	USD	876,412	$869,630	$6,782

Currency Abbreviations:
CAD	– Canadian Dollar
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,683.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,820 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Asset and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$16,283,784	$34,077,103

18        Invesco Global Real Estate Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$5,982,970

Net unrealized appreciation — investments	87,222,442

Net unrealized appreciation (depreciation) — other investments	(22,597)

Temporary book/tax differences	(73,308)

Post-October deferrals	(4,968,612)

Capital loss carryforward	(220,664,482)

Shares of beneficial interest	1,104,110,968

Total net assets	$971,587,381

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and investment in passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,273,905 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$109,217,340	$—	$109,217,340

February 28, 2018	111,447,142	—	111,447,142

Total capital loss carryforward	$220,664,482	$—	$220,664,482

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $557,104,570 and $474,796,469, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$90,966,751

Aggregate unrealized (depreciation) of investment securities	(3,744,309)

Net unrealized appreciation of investment securities	$87,222,442

Cost of investments for tax purposes is $857,055,618.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 29, 2012, undistributed net investment income was increased by $9,074,869, undistributed net realized gain (loss) was decreased by $8,802,155 and shares of beneficial interest was decreased by $272,714. This reclassification had no effect on the net assets of the Fund.

19        Invesco Global Real Estate Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	7,063,316	$72,200,187	8,346,551	$83,352,663

Class B	65,442	676,255	107,495	1,064,931

Class C	502,083	5,196,521	641,720	6,411,402

Class R	564,903	5,792,308	571,281	5,709,619

Class Y	10,495,185	103,876,869	7,388,638	73,504,704

Institutional Class	16,066,108	161,299,171	13,752,218	138,156,232

Issued as reinvestment of dividends:
Class A	384,542	3,829,868	1,071,258	10,799,762

Class B	10,078	100,396	51,611	522,226

Class C	31,983	318,373	146,032	1,479,616

Class R	17,156	170,484	48,273	487,401

Class Y	321,353	3,191,610	698,690	7,036,089

Institutional Class	651,362	6,463,333	1,130,140	11,365,490

Automatic conversion of Class B shares to Class A shares:
Class A	102,712	1,055,077	132,960	1,327,223

Class B	(102,986)	(1,055,077)	(131,782)	(1,327,223)

Reacquired:(b)
Class A	(9,659,506)	(96,516,338)	(8,237,449)	(81,451,536)

Class B	(277,333)	(2,833,510)	(279,800)	(2,707,413)

Class C	(1,082,506)	(10,907,087)	(969,694)	(9,525,318)

Class R	(438,154)	(4,476,303)	(486,647)	(4,823,101)

Class Y	(5,131,265)	(51,542,122)	(4,815,470)	(47,553,932)

Institutional Class	(9,412,515)	(94,757,794)	(4,268,632)	(42,871,976)

Net increase in share activity	10,171,958	$102,082,221	14,897,393	$150,956,859

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Net of redemption fees of $37,133 and $24,391 allocated among the classes based on relative net assets of each class for the years ended February 29, 2012 and February 28, 2011, respectively.

20        Invesco Global Real Estate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)		unrealized)	operations	income	gains	distributions	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 02/29/12	$10.83	$0.14		$(0.28)	$(0.14)	$(0.17)	$—	$(0.17)	$10.52	(1.21)%	$264,763	1.51	%(f)	1.51	%(f)	1.41	%(f)	54%
Year ended 02/28/11	9.01	0.24	(e)	2.03	2.27	(0.45)	—	(0.45)	10.83	25.61	295,582	1.43		1.43		2.46	(e)	80
Seven months ended 02/28/10	8.22	0.09		0.93	1.02	(0.23)	—	(0.23)	9.01	12.36	233,895	1.40	(g)	1.40	(g)	1.68	(g)	46
Year ended 07/31/09	11.54	0.22		(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(27.79)	208,752	1.59		1.59		2.79		78
Year ended 07/31/08	14.88	0.23		(2.19)	(1.96)	(0.90)	(0.48)	(1.38)	11.54	(14.46)	390,981	1.38		1.38		1.66		59
Year ended 07/31/07	13.50	0.18		1.83	2.01	(0.47)	(0.16)	(0.63)	14.88	14.88	481,099	1.36		1.36		1.12		46

Class B
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(1.99)	11,412	2.26	(f)	2.26	(f)	0.66	(f)	54
Year ended 02/28/11	8.99	0.17	(e)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.75	15,047	2.18		2.18		1.71	(e)	80
Seven months ended 02/28/10	8.21	0.05		0.93	0.98	(0.20)	—	(0.20)	8.99	11.85	14,780	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.53	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(28.35)	14,870	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13		(2.19)	(2.06)	(0.79)	(0.48)	(1.27)	11.53	(15.09)	32,535	2.13		2.13		0.91		59
Year ended 07/31/07	13.49	0.06		1.83	1.89	(0.36)	(0.16)	(0.52)	14.86	14.02	53,038	2.11		2.11		0.37		46

Class C
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(1.99)	37,828	2.26	(f)	2.26	(f)	0.66	(f)	54
Year ended 02/28/11	8.99	0.17	(e)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.74	44,885	2.18		2.18		1.71	(e)	80
Seven months ended 02/28/10	8.22	0.05		0.92	0.97	(0.20)	—	(0.20)	8.99	11.71	38,957	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.54	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(28.33)	36,020	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13		(2.18)	(2.05)	(0.79)	(0.48)	(1.27)	11.54	(15.02)	77,201	2.13		2.13		0.91		59
Year ended 07/31/07	13.50	0.06		1.82	1.88	(0.36)	(0.16)	(0.52)	14.86	13.93	112,613	2.11		2.11		0.37		46

Class R
Year ended 02/29/12	10.83	0.12		(0.30)	(0.18)	(0.14)	—	(0.14)	10.51	(1.56)	13,717	1.76	(f)	1.76	(f)	1.16	(f)	54
Year ended 02/28/11	9.00	0.22	(e)	2.04	2.26	(0.43)	—	(0.43)	10.83	25.44	12,571	1.68		1.68		2.21	(e)	80
Seven months ended 02/28/10	8.22	0.08		0.92	1.00	(0.22)	—	(0.22)	9.00	12.10	9,254	1.65	(g)	1.65	(g)	1.43	(g)	46
Year ended 07/31/09	11.54	0.19		(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(27.97)	7,545	1.84		1.84		2.54		78
Year ended 07/31/08	14.87	0.19		(2.17)	(1.98)	(0.87)	(0.48)	(1.35)	11.54	(14.63)	7,032	1.63		1.63		1.41		59
Year ended 07/31/07	13.50	0.14		1.82	1.96	(0.43)	(0.16)	(0.59)	14.87	14.52	3,610	1.61		1.61		0.87		46

Class Y
Year ended 02/29/12	10.85	0.17		(0.30)	(0.13)	(0.19)	—	(0.19)	10.53	(1.04)	237,473	1.26	(f)	1.26	(f)	1.66	(f)	54
Year ended 02/28/11	9.02	0.27	(e)	2.03	2.30	(0.47)	—	(0.47)	10.85	26.01	182,981	1.18		1.18		2.71	(e)	80
Seven months ended 02/28/10	8.23	0.10		0.93	1.03	(0.24)	—	(0.24)	9.02	12.48	122,613	1.15	(g)	1.15	(g)	1.93	(g)	46
Year ended 07/31/09(h)	9.58	0.17		(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(13.03)	52,830	1.40	(g)	1.40	(g)	2.98	(g)	78

Institutional Class
Year ended 02/29/12	10.83	0.20		(0.29)	(0.09)	(0.22)	—	(0.22)	10.52	(0.69)	406,395	0.91	(f)	0.91	(f)	2.01	(f)	54
Year ended 02/28/11	9.00	0.30	(e)	2.03	2.33	(0.50)	—	(0.50)	10.83	26.37	339,244	0.91		0.91		2.98	(e)	80
Seven months ended 02/28/10	8.21	0.11		0.93	1.04	(0.25)	—	(0.25)	9.00	12.64	186,423	0.91	(g)	0.91	(g)	2.17	(g)	46
Year ended 07/31/09	11.53	0.26		(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(27.36)	88,071	0.98		0.98		3.40		78
Year ended 07/31/08	14.86	0.28		(2.16)	(1.88)	(0.97)	(0.48)	(1.45)	11.53	(13.99)	62,633	0.91		0.91		2.13		59
Year ended 07/31/07	13.49	0.25		1.81	2.06	(0.53)	(0.16)	(0.69)	14.86	15.29	11,289	0.91		0.91		1.57		46

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes a special cash dividend received of $2.63 per share of Westfield Group on December 13, 2010. Net investment income per share and the ratio of net investment income excluding the special dividend are $0.18 and 1.81%; $0.10 and 1.06%; $0.10 and 1.06%; $0.15 and 1.56%; $0.20 and 2.06%; and $0.23 and 2.33% for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Ratios are based on average daily net assets (000’s omitted) of $276,985, $12,539, $39,960, $12,563, $198,770 and $346,256 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Annualized.
(h)	Commencement date of October 3, 2008.

21        Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

22        Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,037.60	$7.55	$1,017.45	$7.47	1.49%

B	1,000.00	1,032.60	11.32	1,013.72	11.22	2.24

C	1,000.00	1,033.60	11.33	1,013.72	11.22	2.24

R	1,000.00	1,036.30	8.81	1,016.21	8.72	1.74

Y	1,000.00	1,038.90	6.29	1,018.70	6.22	1.24

Institutional	1,000.00	1,039.70	4.58	1,020.37	4.54	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23        Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	5.97%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3        Invesco Global Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Global Real Estate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GRE-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco High Yield Fund
Nasdaq:
A: AMHYX ▪ B: AHYBX ▪ C: AHYCX ▪ Y: AHHYX ▪ Investor: HYINX ▪ Institutional: AHIYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
31	Financial Highlights
32	Auditor’s Report
33	Fund Expenses
34	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically — and certainly without advance notice — depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term — keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
      Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our portfolio managers to concentrate on doing what they do best: managing your money.
      Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco High Yield Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco High Yield Fund under-performed its style-specific index and its broad market index. The primary detractors from relative performance versus the style-specific benchmark were our exposures to consumer non-cyclical industries and European issuers.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.89%

Class B Shares	4.11

Class C Shares	4.10

Class Y Shares	5.16

Investor Class Shares	4.90

Institutional Class Shares	5.21

Barclays U.S. Aggregate Index▼ (Broad Market Index)	8.37

Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	6.92

Lipper High Current Yield Bond Funds Index▼ (Peer Group Index)	4.82

Source(s): ▼Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above†, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 25% of total assets in foreign securities, of which 15% can be in developing markets.
      The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account skill and market opportunities.

Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
As the fiscal year began, financial markets were performing relatively strongly. But the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and economic recovery and caused market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data.
      Although markets stabilized and remained generally positive in June and July, risky assets sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling. The protracted effort led credit rating agency Standard & Poor’s to announce the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, markets moved off their October lows through the close of the reporting period.

Portfolio Composition†
By credit quality

A	0.7%

BBB	5.7

BB	29.5

B	41.5

CCC	8.3

CC	0.3

C	0.1

D	0.3

Non-Rated	5.7

Cash	7.9

Top 10 Fixed Income Issuers*

1.	International Lease Finance Corp.	1.5%

2.	Tenet Healthcare Corp.	1.1

3.	MGM Resorts International	1.0

4.	Ally Financial Inc.	1.0

5.	Intelsat Jackson Holdings S.A.	1.0

6.	Wind Acquisition Finance S.A.	1.0

7.	Hertz Corp. (The)	0.9

8.	Nortek Inc.	0.9

9.	Ford Motor Co.	0.8

10.	Freescale Semiconductor Inc.	0.8

Top Five Industries

1. Casinos & Gaming	5.2%

2. Oil & Gas Exploration & Production	5.0

3. Wireless Telecommunication Services	4.5

4. Building Products	4.2

5. Oil & Gas Storage & Transportation	3.1

Total Net Assets	$1.4 billion
Total Number of Holdings*	402

† Source: Standard & Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco High Yield Fund

     The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the reporting period. In August and September of 2011, debt concerns in Europe and the downgrade of US debt by Standard & Poor’s caused investors to scale back their risk profiles. However, the risk-on trade returned at the end of the reporting period as Europe reported potentially good news and US economic data improved.
     On an absolute basis, the Fund generated positive returns for the reporting period. We remained overweight in the middle of the credit quality spectrum of the high yield marketplace. We positioned the Fund for principal protection, given fewer opportunities in lower quality and distressed quality bonds in the high yield asset class, due to what we believe was insufficient return potential in light of the risks.
      Generally speaking, non-cyclical holdings detracted from Fund performance for the reporting period. Health care, food and beverage, pharmaceuticals and consumer products holdings were drags on relative performance. Within health care, the Fund was hurt by security selection and underweight exposure. In the consumer products and food and beverage areas, the Fund was hurt by several off-index European holdings. In general, our European holdings detracted from the Fund’s relative performance as these bonds sold off with the rest of the European market. Communications was another area of weakness for the Fund due to security selection in the wireless and media cable subsectors.
      Security selection in the energy sector and an overweight position in the insurance subsector were contributors to Fund performance for the fiscal year. Within the insurance subsector, an off-index property and casualty position helped Fund performance. The Fund also benefited in the energy sector as security selection in the independent energy and refining subsectors had a positive relative effect on Fund performance.
      During the reporting period, the Fund used derivatives to hedge currency exposure and credit default swap indexes to hedge credit risk.
     Overall, the high yield market improvement was underpinned by waning worries about a US recession; indeed, most observers see improved prospects for a sustained albeit slow recovery in the economy. The sovereign debt crisis in Europe has, for now, subsided. Against prospects for default losses, the high yield market continues to look relatively cheap. While the US economy appears to be strengthening, substantial uncertainties remain. These include pending fiscal adjustments needed to resolve US government budget deficits and the European sovereign debt situation and its potential bank solvency and credit implications. We therefore believe that there is some risk of recurring volatility. If a full-blown crisis were created due to a deteriorating economic outlook, we believe the market could have significant downside potential and we could see possible further liquidations of risk assets; therefore, some ongoing caution is warranted.
     As always, we appreciate your continued participation in Invesco High Yield Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Fund. He joined Invesco in 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5	Invesco High Yield Fund

Your Fund’s Long-Term Performance

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco High Yield Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)	7.83%

10 Years	7.67

5 Years	5.98

1 Year	-0.19

Class B Shares

Inception (9/1/93)	4.36%

10 Years	7.55

5 Years	5.94

1 Year	-0.77

Class C Shares

Inception (8/4/97)	2.40%

10 Years	7.38

5 Years	6.23

1 Year	3.12

Class Y Shares

10 Years	8.31%

5 Years	7.25

1 Year	5.16

Investor Class Shares

10 Years	8.21%

5 Years	7.04

1 Year	4.90

Institutional Class Shares

10 Years	8.53%

5 Years	7.41

1 Year	5.21
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)	7.66%

10 Years	6.58

5 Years	5.10

1 Year	-3.34

Class B Shares

Inception (9/1/93)	4.04%

10 Years	6.48

5 Years	5.08

1 Year	-4.02

Class C Shares

Inception (8/4/97)	1.98%

10 Years	6.30

5 Years	5.35

1 Year	-0.28

Class Y Shares

10 Years	7.18%

5 Years	6.31

1 Year	1.69

Investor Class Shares

10 Years	7.11%

5 Years	6.17

1 Year	1.44

Institutional Class Shares

10 Years	7.42%

5 Years	6.59

1 Year	1.75
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 0.89%, 1.64%, 1.64%, 0.64%, 0.89% and 0.59%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 0.98%, 1.73%, 1.73%, 0.73%, 0.98% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7	Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers US corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AMHYX
Class B Shares	AHYBX
Class C Shares	AHYCX
Class Y Shares	AHHYX
Investor Class Shares	HYINX
Institutional Class Shares	AHIYX

8	Invesco High Yield Fund

Schedule of Investments(a)

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–78.19%
Aerospace & Defense–0.64%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	$3,475,000	$4,057,062

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	990,000	1,046,925

7.13%, 03/15/21	1,485,000	1,603,800

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	2,090,000	2,278,100

		8,985,887

Airlines–2.79%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	7,698,000	6,466,320

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	2,344,438	2,315,132

Continental Airlines Pass Through Trust,
Series 2000-2, Class B, Sec. Pass Through Ctfs., 8.31%, 04/02/18	331,566	338,197

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	3,828,184	3,904,748

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,804,659	3,218,346

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	2,269,076	2,410,184

Delta Air Lines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	2,463,687	2,549,917

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	1,305,000	1,256,063

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	1,600,000	1,544,000

Delta Air Lines, Inc.,
Sec. Notes, 12.25%, 03/15/15(b)	845,000	921,050

Sr. Sec. Notes, 9.50%, 09/15/14(b)	3,294,000	3,549,285

UAL Pass Through Trust,
Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	596,117	628,531

Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	1,787,439	1,796,376

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	2,533,926	2,914,014

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	2,375,985	2,577,944

US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	3,058,371	2,775,472

		39,165,579

Alternative Carriers–1.00%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	3,845,000	4,027,637

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	3,790,000	4,330,075

Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	1,905,000	2,109,788

Sr. Unsec. Gtd. Notes,
8.13%, 07/01/19(b)	2,165,000	2,278,662

8.63%, 07/15/20(b)	1,198,000	1,281,860

		14,028,022

Aluminum–0.30%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	4,158,600	4,265,164

Apparel Retail–1.24%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	4,294,000	4,755,605

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	4,789,000	4,818,931

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	3,415,000	3,432,075

Limited Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	2,840,000	3,400,900

Sr. Unsec. Gtd. Notes,
6.63%, 04/01/21	590,000	653,425

7.00%, 05/01/20	345,000	388,125

		17,449,061

Apparel, Accessories & Luxury Goods–2.08%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	5,456,000	5,728,800

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	9,078,000	8,851,050

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	6,785,000	7,226,025

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	7,280,000	7,316,400

		29,122,275

Auto Parts & Equipment–1.04%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	5,177,000	5,345,252

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	1,230,000	1,316,100

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	4,340,000	4,719,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Fund

	Principal
	Amount	Value

Auto Parts & Equipment–(continued)

Tenneco Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 12/15/20	$1,080,000	$1,169,100

7.75%, 08/15/18	1,810,000	1,977,425

		14,527,627

Automobile Manufacturers–1.24%
Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	5,455,000	5,536,825

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	9,018,000	11,633,220

Motors Liquidation Corp.,
Sr. Unsec. Global Notes, 7.20%, 01/15/49(c)(d)	6,310,000	52,215

Sr. Unsec. Notes, 8.38%, 07/15/49(c)(d)	13,555,000	112,534

		17,334,794

Biotechnology–0.27%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	1,135,000	1,234,313

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	1,375,000	596,406

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	1,815,000	1,955,662

		3,786,381

Broadcasting–0.82%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	2,355,000	2,502,188

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	5,925,000	5,436,187

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes,
7.63%, 03/15/20(b)	617,000	617,000

7.63%, 03/15/20(b)	2,425,000	2,425,000

Videotron Ltee (Canada), Sr. Unsec. Notes, 5.00%, 07/15/22(b)	455,000	455,000

		11,435,375

Building Products–3.94%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	3,175,000	2,286,000

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	4,855,000	4,770,038

Building Materials Corp. of America,
Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	4,042,000	4,395,675

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	5,794,000	6,257,520

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	5,630,000	5,760,194

Nortek Inc, Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	9,953,000	9,666,851

10.00%, 12/01/18	2,640,000	2,798,400

Ply Gem Industries Inc.,
Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	3,087,000	3,005,966

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	3,715,000	3,677,850

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	7,213,000	7,835,121

USG Corp.,
Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	450,000	460,125

9.75%, 08/01/14(b)	1,560,000	1,686,750

Sr. Unsec. Notes, 9.75%, 01/15/18	2,680,000	2,613,000

		55,213,490

Cable & Satellite–1.34%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	504,000	541,800

Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	1,899,000	2,022,435

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	1,079,000	1,176,110

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	8,600,000	9,266,500

Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	3,230,000	3,125,025

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	2,531,000	2,619,585

		18,751,455

Casinos & Gaming–4.46%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	3,585,000	3,889,725

Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	3,765,000	3,256,725

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	7,086,000	5,491,650

Chester Downs & Marina LLC, Sr. Sec. Notes, 9.25%, 02/01/20(b)	523,000	549,150

CityCenter Holdings LLC/CityCenter Finance Corp.,
Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	4,291,366	4,656,132

Sr. Sec. Gtd. Global PIK Notes, 7.63%, 01/15/16	280,000	297,500

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	1,695,000	1,697,119

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	1,425,000	1,531,875

Sr. Unsec. Gtd. Global Notes,
6.63%, 07/15/15	7,275,000	7,402,312

6.75%, 04/01/13	4,518,000	4,687,425

Sr. Unsec. Gtd. Notes, 8.63%, 02/01/19(b)	808,000	862,540

Midwest Gaming Borrower LLC/ Midwest Finance Corp., Sr. Sec. Notes, 11.63%, 04/15/16(b)	680,000	754,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Fund

	Principal
	Amount	Value

Casinos & Gaming–(continued)

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	$2,010,000	$2,193,413

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	3,016,000	3,340,220

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	3,828,000	3,885,420

Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(e)	3,555,000	3,297,262

Sr. Sec. Notes, 9.13%, 02/01/15(b)	6,650,000	6,583,500

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	7,160,000	8,126,600

		62,503,368

Coal & Consumable Fuels–0.41%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 04/01/17	495,000	540,788

8.25%, 04/01/20	1,040,000	1,136,200

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	2,778,000	2,927,317

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18(b)	1,134,000	1,097,145

		5,701,450

Communications Equipment–0.57%
Avaya Inc.,
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	5,340,000	5,413,425

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	2,521,000	2,539,907

		7,953,332

Computer & Electronics Retail–0.32%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	4,265,000	4,467,588

Computer Storage & Peripherals–0.23%
Seagate HDD Cayman (Cayman Islands),
Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	1,510,000	1,708,188

Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	1,333,000	1,479,630

		3,187,818

Construction & Engineering–1.50%
Dycom Investments Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	5,793,000	5,959,549

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	4,037,000	4,158,110

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	10,840,000	10,948,400

		21,066,059

Construction & Farm Machinery & Heavy Trucks–1.30%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	2,640,000	3,121,800

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	4,244,000	4,339,490

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	2,215,000	2,469,725

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	3,864,000	4,240,740

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	3,795,000	4,051,162

		18,222,917

Construction Materials–1.00%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	6,325,000	6,263,826

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	7,435,000	7,137,600

U.S. Concrete Inc., Sr. Sec. Conv. Notes, 9.50%, 08/31/15(b)	693,000	677,407

		14,078,833

Consumer Finance–2.13%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	2,205,000	2,436,525

8.00%, 03/15/20	5,505,000	6,261,937

8.00%, 11/01/31	4,967,000	5,550,623

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.00%, 05/15/18	3,590,000	3,796,425

5.88%, 08/02/21	5,020,000	5,647,500

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	5,510,000	6,129,875

		29,822,885

Data Processing & Outsourced Services–0.82%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	6,442,000	6,506,420

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	1,874,000	1,916,165

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	1,725,000	1,863,000

7.63%, 11/15/20	1,120,000	1,215,200

		11,500,785

Department Stores–0.19%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	3,060,000	2,662,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Fund

	Principal
	Amount	Value

Distillers & Vintners–0.44%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	$2,645,000	$1,904,400

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	3,776,000	4,281,040

		6,185,440

Diversified Banks–0.11%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	2,209,000	1,535,255

Diversified Metals & Mining–0.95%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	3,853,000	4,007,301

7.00%, 11/01/15(b)	2,098,000	2,234,370

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	3,802,000	2,680,560

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	4,195,000	4,321,563

		13,243,794

Electric Utilities–0.51%
Centrais Eletricas Brasileiras S.A. (Brazil), Sr. Unsec. Notes, 5.75%, 10/27/21(b)	2,770,000	3,031,513

LSP Energy L.P./LSP Batesville Funding Corp.,
Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	1,075,295	897,872

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	3,845,000	3,229,800

		7,159,185

Electrical Components & Equipment–0.22%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	1,695,000	1,839,075

Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	1,244,000	1,312,420

		3,151,495

Electronic Manufacturing Services–0.33%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	4,588,000	4,685,495

Environmental & Facilities Services–0.15%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	2,040,000	2,050,200

Food Retail–0.34%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	2,060,000	1,624,825

Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	3,320,000	3,178,900

		4,803,725

Forest Products–0.22%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	3,875,000	2,954,688

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	470,000	159,800

		3,114,488

Gas Utilities–0.58%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	4,255,000	3,797,587

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	4,016,000	4,297,120

		8,094,707

Health Care Equipment–0.36%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	554,000	476,440

10.88%, 11/15/14	3,360,000	3,418,800

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	1,474,000	1,136,823

		5,032,063

Health Care Facilities–2.23%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	2,455,000	2,522,512

7.88%, 02/15/20	4,994,000	5,518,370

Sr. Unsec. Notes, 7.19%, 11/15/15	2,230,000	2,274,600

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	1,430,000	1,547,975

7.75%, 09/15/22	1,465,000	1,600,513

8.13%, 02/15/20	1,245,000	1,375,725

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	2,072,000	1,844,080

Tenet Healthcare Corp.,
Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	1,915,000	2,228,581

Sr. Unsec. Global Notes,
8.00%, 08/01/20	1,848,000	1,972,740

9.25%, 02/01/15	9,300,000	10,416,000

		31,301,096

Health Care Services–0.52%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	3,420,000	3,291,750

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 8.50%, 06/01/15	3,840,000	3,964,800

		7,256,550

Health Care Supplies–0.12%
Alere Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	1,545,000	1,622,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Fund

	Principal
	Amount	Value

Health Care Technology–0.40%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	$5,185,000	$5,586,838

Homebuilding–1.73%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	3,393,000	3,189,420

8.13%, 06/15/16	4,450,000	4,160,750

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	7,536,000	7,065,000

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	1,453,000	1,471,162

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	4,032,000	4,273,920

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	2,788,000	2,655,570

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	1,394,000	1,453,768

		24,269,590

Hotels, Resorts & Cruise Lines–0.25%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
7.25%, 03/15/18	2,230,000	2,413,975

7.50%, 10/15/27	1,064,000	1,079,960

		3,493,935

Household Products–0.42%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	5,796,000	5,940,900

Housewares & Specialties–0.18%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	2,370,000	2,458,875

Independent Power Producers & Energy Traders–1.44%
AES Corp. (The), Sr. Unsec. Global Notes,
7.75%, 10/15/15	3,310,000	3,723,750

8.00%, 10/15/17	3,905,000	4,520,038

AES Red Oak LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	3,387,462	3,497,555

Calpine Corp.,
Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	1,420,000	1,544,250

Sr. Sec. Notes, 7.25%, 10/15/17(b)	4,168,000	4,438,920

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	2,380,000	2,427,600

		20,152,113

Industrial Conglomerates–0.00%
Indalex Holding Corp., Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	3,260,000	20,375

Industrial Machinery–0.50%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	3,805,000	3,976,225

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	415,000	436,788

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	2,350,000	2,626,125

		7,039,138

Industrial REIT’s–0.12%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	1,560,000	1,731,600

Integrated Telecommunication Services–1.16%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	3,030,000	2,651,250

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	6,630,000	7,027,800

7.50%, 04/01/21	6,225,000	6,614,062

		16,293,112

Internet Software & Services–0.36%
Equinix Inc., Sr. Unsec. Notes,
7.00%, 07/15/21	390,000	433,875

8.13%, 03/01/18	4,050,000	4,556,250

		4,990,125

Investment Banking & Brokerage–0.44%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	4,720,000	4,714,588

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	1,380,000	1,404,150

		6,118,738

Leisure Facilities–0.08%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	1,070,000	1,124,838

Leisure Products–0.39%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	5,361,000	5,535,233

Life Sciences Tools & Services–0.18%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	2,815,000	2,547,575

Marine–0.15%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	558,000	465,930

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	1,725,000	1,627,969

		2,093,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Fund

	Principal
	Amount	Value

Metal & Glass Containers–0.05%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	$733,000	$751,325

Movies & Entertainment–0.83%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	4,579,000	4,790,779

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	6,175,000	6,838,812

		11,629,591

Multi-Line Insurance–2.52%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	8,645,000	9,120,475

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,140,000	1,998,225

Hartford Financial Services Group Inc. (The),
Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(e)	3,265,000	3,493,550

Sr. Unsec. Global Notes, 5.95%, 10/15/36	1,250,000	1,153,279

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 09/16/10-10/01/10; Cost $6,672,975)(b)	7,015,000	6,874,700

Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	2,140,000	2,636,986

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	8,040,000	10,076,220

		35,353,435

Multi-Sector Holdings–0.19%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	2,500,000	2,656,250

Office Services & Supplies–0.47%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	5,700,000	5,586,000

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	870,000	959,175

		6,545,175

Oil & Gas Equipment & Services–1.06%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	445,000	472,813

Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	5,895,000	6,204,487

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	5,665,000	5,962,412

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	2,113,000	2,234,498

		14,874,210

Oil & Gas Exploration & Production–4.99%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	1,500,000	1,601,250

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 09/01/21	4,645,000	5,039,825

8.88%, 02/01/17	3,855,000	4,047,750

Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	750,000	791,250

Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	1,915,000	1,938,938

6.63%, 08/15/20	4,006,000	4,191,277

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	2,816,000	2,942,720

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	1,310,000	1,465,563

7.38%, 10/01/20	2,457,000	2,739,555

8.25%, 10/01/19	1,835,000	2,064,375

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	7,678,000	6,891,005

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	1,964,000	1,983,640

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	4,630,000	4,916,481

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	4,233,000	4,529,310

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	3,170,000	3,313,765

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.63%, 06/01/18	3,425,000	3,699,000

8.63%, 10/15/19	1,410,000	1,593,300

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	2,395,000	2,430,925

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	765,000	776,475

5.75%, 06/01/21	4,825,000	5,174,812

SM Energy Co.,
Sr. Unsec. Global Notes, 6.63%, 02/15/19	2,160,000	2,332,800

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	790,000	861,100

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	1,895,000	2,039,494

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	2,565,000	2,654,775

		70,019,385

Oil & Gas Refining & Marketing–0.58%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	8,365,000	8,134,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–3.11%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	$3,039,000	$3,270,724

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/21(b)	3,542,000	3,621,695

6.13%, 07/15/22(b)	428,000	444,050

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	6,812,000	7,237,750

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	4,792,000	5,504,810

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	525,000	538,125

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	2,766,000	2,683,020

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	2,105,000	2,273,400

6.50%, 08/15/21	1,770,000	1,924,875

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	5,655,000	3,661,613

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	3,300,000	3,584,625

Sabine Pass LNG, L.P, Sr. Sec Gtd. Global Notes, 7.50%, 11/30/16	300,000	323,250

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	4,525,000	4,853,062

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	1,073,000	1,137,380

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	2,460,000	2,546,100

		43,604,479

Other Diversified Financial Services–1.49%
International Lease Finance Corp.,
Sr. Sec. Notes,
6.75%, 09/01/16(b)	2,200,000	2,391,125

7.13%, 09/01/18(b)	3,045,000	3,401,836

Sr. Unsec. Global Notes,
5.75%, 05/15/16	895,000	912,341

6.25%, 05/15/19	1,385,000	1,416,162

8.63%, 09/15/15	3,190,000	3,561,635

8.75%, 03/15/17	6,719,000	7,605,068

Sr. Unsec. Notes, 8.25%, 12/15/20	1,485,000	1,660,416

		20,948,583

Packaged Foods & Meats–0.23%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	2,725,000	2,738,625

Post Holdings Inc., Sr. Unsec. Notes, 7.38%, 02/15/22(b)	513,000	550,193

		3,288,818

Paper Packaging–0.30%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	4,111,000	4,224,053

Paper Products–1.32%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	7,883,000	7,956,903

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	3,310,000	3,529,287

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	3,310,000	3,475,500

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	3,258,000	1,962,945

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	1,585,000	1,622,644

		18,547,279

Personal Products–0.35%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	4,420,000	4,895,150

Pharmaceuticals–0.54%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	921,000	986,621

ConvaTec Healthcare S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 10.50%, 12/15/18(b)	855,000	869,962

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes,
8.75%, 10/15/16	860,000	954,600

8.75%, 10/15/16	1,430,000	1,587,300

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	710,000	782,775

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	2,225,000	2,333,469

		7,514,727

Property & Casualty Insurance–0.28%
QBE Capital Funding III Ltd. (Australia), Unsec. Gtd. Sub. Variable Rate Notes, 7.25%, 05/24/41(b)(e)	945,000	859,950

XL Group PLC (Ireland), Series E, Jr. Sub. Global Bonds, 6.50%(f)	3,595,000	3,037,775

		3,897,725

Publishing–0.03%
MediMedia USA Inc., Sr. Unsec. Sub. Notes, 11.38%, 11/15/14(b)	465,000	418,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Fund

	Principal
	Amount	Value

Real Estate Services–0.26%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	$3,460,000	$3,693,550

Regional Banks–1.65%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	1,140,000	997,500

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	2,683,000	2,740,194

Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	3,000,000	2,820,000

Regions Financial Corp.,
Sr. Unsec. Notes, 5.75%, 06/15/15	676,000	692,900

Unsec. Sub. Notes, 7.38%, 12/10/37	6,950,000	6,394,000

Susquehanna Capital II, Jr. Unsec. Ltd. Gtd. Sub. Notes, 11.00%, 03/23/40	2,520,000	2,622,088

Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	2,440,000	2,525,400

Unsec. Sub. Global Notes, 5.13%, 06/15/17	4,790,000	4,382,850

		23,174,932

Research & Consulting Services–0.31%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	4,065,000	4,369,875

Semiconductor Equipment–0.83%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	2,130,000	2,233,838

7.38%, 05/01/18	3,922,000	4,260,272

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	4,885,000	5,080,400

		11,574,510

Semiconductors–0.80%
Freescale Semiconductor Inc.,
Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	3,184,000	3,542,200

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	4,270,000	4,248,650

10.75%, 08/01/20	3,129,000	3,465,367

		11,256,217

Specialized Finance–0.60%
Aircastle Ltd., Sr. Notes, 9.75%, 08/01/18(b)	1,303,000	1,472,390

CIT Group Inc.,
Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	5,259,000	5,278,721

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	1,615,000	1,659,413

		8,410,524

Specialized REIT’s–0.64%
Host Hotels & Resorts L.P.,
Sr. Gtd. Global Notes, 6.00%, 11/01/20	3,335,000	3,643,487

Sr. Unsec. Gtd. Notes, 6.00%, 10/01/21(b)	160,000	175,600

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	2,230,000	2,386,100

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	2,570,000	2,772,388

		8,977,575

Specialty Chemicals–1.42%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	4,325,000	4,552,063

Huntsman International LLC,
Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	1,501,000	1,502,876

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	4,041,000	4,591,586

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	2,330,000	2,404,269

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	6,313,000	6,818,040

		19,868,834

Specialty Stores–0.33%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	4,330,000	4,616,863

Steel–0.54%
APERAM (Luxembourg), Sr. Unsec. Notes,
7.38%, 04/01/16(b)	615,000	582,713

7.75%, 04/01/18(b)	1,585,000	1,485,937

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
4.50%, 02/25/17	2,700,000	2,720,655

6.25%, 02/25/22	1,407,000	1,456,758

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	1,319,000	1,375,058

		7,621,121

Systems Software–0.61%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-01/06/11; Cost $9,635,675)(b)	9,545,000	8,495,050

Tires & Rubber–0.38%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	3,714,000	3,997,192

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 7.00%, 05/15/22	1,255,000	1,281,669

		5,278,861

Trading Companies & Distributors–2.62%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	6,870,000	7,222,087

9.75%, 03/15/20	1,078,000	1,180,410

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	8,992,000	9,329,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Fund

	Principal
	Amount		Value

Trading Companies & Distributors–(continued)

Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19		$3,101,000	$3,263,803

7.38%, 01/15/21		4,205,000	4,583,450

7.50%, 10/15/18		3,525,000	3,815,812

Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)		1,345,000	1,410,569

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18		1,853,000	1,964,180

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21		2,045,000	2,167,700

UR Financing Escrow Corp.,
Sec. Gtd. Notes, 5.75%, 07/15/18(b)		373,000	383,258

Sr. Unsec. Notes, 7.63%, 04/15/22(b)		1,376,000	1,420,720

			36,741,189

Wireless Telecommunication Services–4.35%
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec. Gtd. Notes,
12.00%, 12/01/15(b)		7,630,000	7,496,475

14.75%, 12/01/16(b)		138,000	145,245

Sr. Unsec. Gtd. Conv. Notes, 8.25%, 12/01/17(b)(h)		905,000	667,438

Cricket Communications, Inc.,
Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		1,555,000	1,654,131

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		9,190,000	9,212,975

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		3,210,000	3,286,238

Digicel Ltd. (Mexico), Sr. Unsec. Notes, 7.00%, 02/15/20(b)		1,000,000	1,017,500

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)		3,975,000	4,243,313

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		5,015,000	5,177,987

7.88%, 09/01/18		3,090,000	3,312,094

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		2,427,000	2,147,895

Sprint Nextel Corp.,
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		1,520,000	1,552,300

9.00%, 11/15/18(b)		3,323,000	3,721,760

Sr. Unsec. Notes,
8.38%, 08/15/17		2,115,000	2,080,631

11.50%, 11/15/21(b)		2,003,000	2,195,789

VimpelCom (Ireland),
Sec. Loan Participation Notes, 7.75%, 02/02/21(b)		1,000,000	1,002,500

Sec. Notes, 6.49%, 02/02/16(b)		800,000	818,000

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes,
7.25%, 02/15/18(b)		2,450,000	2,413,250

11.75%, 07/15/17(b)		8,579,000	8,857,817

			61,003,338

Total U.S. Dollar Denominated Bonds and Notes (Cost $1,060,024,818)			1,096,251,058

Non-U.S. Dollar Denominated Bonds & Notes–9.23%(i)
Canada–0.29%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	3,859,000	4,064,054

Croatia–0.30%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	3,030,000	4,207,804

Cyprus–0.27%
Eileme 2 AB, Sr. Gtd. Notes, 11.75%, 01/31/20(b)	EUR	2,790,000	3,828,056

Czech Republic–0.16%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	1,660,000	2,244,455

Ireland–0.76%
Ardagh Packaging Finance PLC, Sr. Sec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	4,950,000	6,775,227

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	2,860,000	3,859,814

			10,635,041

Italy–0.16%
Lottomatica SpA, REGS, Jr. Unsec. Sub. Variable Rate Bonds, 8.25%, 03/31/66(b)	EUR	1,805,000	2,194,052

Luxembourg–2.43%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	1,785,000	2,389,687

Cirsa Funding Luxembourg S.A.,
Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	2,460,000	3,170,465

REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	3,665,000	4,723,477

Codere Finance Luxembourg S.A.,
Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	2,990,000	3,982,979

REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	250,000	333,025

ConvaTec Healthcare S.A.,
Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	855,000	1,193,045

Sr. Unsec. Gtd. Notes, 10.88%, 12/15/18(b)	EUR	1,155,000	1,553,961

M&G Finance Luxembourg S.A., Jr. Unsec. Gtd. Sub. Euro Notes, 7.50%,(f)(g)	EUR	4,400,000	2,784,089

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	2,722,500	3,771,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Fund

	Principal
	Amount		Value

Luxembourg–(continued)

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	4,415,000	$6,263,501

Wind Acquisition Finance S.A., Sr. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	1,535,000	2,019,214

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	1,365,000	1,836,500

			34,021,651

Netherlands–1.54%
Boats Investments B.V., Sec. PIK Medium-Term Euro Notes, 11.00%, 03/31/17	EUR	1,156,901	1,106,987

Carlson Wagonlit B.V.,
Sr. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	3,480,000	4,432,896

REGS, Sr. Sec. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	500,000	636,910

Cemex Finance Europe BV, Gtd. Notes, 4.75%, 03/05/14	EUR	3,670,000	4,506,013

Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	2,250,000	3,027,197

Polish Television Holding B.V., Sr. Sec. Notes, 11.25%, 05/15/17(b)(j)	EUR	1,430,000	1,857,280

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	4,195,000	5,937,420

			21,504,703

Spain–0.50%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	5,525,000	7,083,858

Sweden–0.23%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	2,290,000	3,233,540

United Kingdom–2.44%
Boparan Finance PLC, REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	6,660,000	8,805,248

Exova PLC, Sr. Unsec. Gtd. Notes, 10.50%, 10/15/18(b)	GBP	3,505,000	4,878,785

Infinis PLC, Sr. Sec. Notes, 9.13%, 12/15/14(b)	GBP	890,000	1,472,444

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	2,185,000	2,837,873

Odeon & UCI Finco PLC,
Sr. Sec. Gtd. Floating Rate Notes, 6.13%, 08/01/18(b)	EUR	1,180,000	1,516,862

Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	3,675,000	5,831,574

Pipe Holdings PLC,
Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	1,880,000	2,886,029

R&R Ice Cream PLC,
Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	4,020,000	5,435,368

REGS, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	400,000	540,833

			34,205,016

United States–0.15%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	2,345,000	2,155,404

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $130,019,620)			129,377,634

	Shares
Preferred Stocks–2.09%
Automobile Manufacturers–0.28%
General Motors Co., Series B, $2.38 Conv. Pfd.		92,680	3,956,509

Consumer Finance–0.97%
Ally Financial, Inc.,
Series A, 8.50% Pfd.		118,295	2,629,698

Series G, 7.00% Pfd.(b)		9,175	7,961,606

GMAC Capital Trust I, Series 2, Jr. Gtd. Sub. 8.13% Pfd.		130,135	3,055,570

			13,646,874

Industrial REIT’s–0.08%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		45,710	1,163,320

Regional Banks–0.63%
Zions Bancorp., Series C, 9.50% Pfd.		335,800	8,821,466

Tires & Rubber–0.13%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		37,605	1,755,401

Total Preferred Stocks (Cost $28,174,368)			29,343,570

Common Stocks & Other Equity Interests–0.71%
Apparel, Accessories & Luxury Goods–0.00%
Hosiery Corp. of America, Inc. Class A(k)		1,000	0

Automobile Manufacturers–0.30%
General Motors Co.(d)(k)		80,919	2,105,512

General Motors Co., Wts. expiring(d)(k)		73,562	1,248,347

General Motors Co., Wts. expiring(d)(k)		73,562	844,492

			4,198,351

Broadcasting–0.01%
Adelphia Communications Corp.(l)		50,250	12,562

Adelphia Recovery Trust Series ACC-1(l)		4,846,549	72,698

Adelphia Recovery Trust Series ARAHOVA(l)		2,211,702	84,045

			169,305

Building Products–0.01%
Nortek, Inc.(k)		2,990	105,996

Construction Materials–0.11%
U.S. Concrete, Inc.(k)		359,502	1,509,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Fund

	Shares	Value

Integrated Telecommunication Services–0.27%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(k)	22,376	$89,504

Largo Limited–Class A (Luxembourg)(k)	312,510	367,588

Largo Limited–Class B (Luxembourg)(k)	2,812,600	3,308,305

Ventelo (United Kingdom)(b)(k)	73,021	0

		3,765,397

Leisure Products–0.00%
HF Holdings Inc.(k)	36,820	0

Publishing–0.00%
Reader’s Digest Association Inc. (The), Wts., expiring 02/19/14(k)	9,814	0

Semiconductors–0.01%
Magnachip Semiconductor Corp.(k)	20,834	241,258

Total Common Stocks & Other Equity Interests (Cost $55,468,444)		9,990,215

	Principal
	Amount
U.S. Treasury Securities–0.10%
U.S. Treasury Bills, 0.06%, 05/24/12 (Cost $1,389,836)(m)(n)	$1,390,000	1,389,741

	Shares
Money Market Funds–8.68%
Liquid Assets Portfolio–Institutional Class(o)	60,799,587	60,799,587

Premier Portfolio–Institutional Class(o)	60,799,588	60,799,588

Total Money Market Funds (Cost $121,599,175)		121,599,175

TOTAL INVESTMENTS–99.00% (Cost $1,396,676,261)		1,387,951,393

OTHER ASSETS LESS LIABILITIES–1.00%		14,061,555

NET ASSETS–100.00%		$1,402,012,948

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $431,360,133 which represented 30.77% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $6,651,444, which represented less than 1% of the Fund’s Net Assets.
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Non-income producing security.
(l)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	All or a portion of the value was pledged as collateral for open swap agreements. See Note 1I and Note 4.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,275,077,086)	$1,266,352,218

Investments in affiliated money market funds, at value and cost	121,599,175

Total investments, at value (Cost $1,396,676,261)	1,387,951,393

Foreign currencies, at value (Cost $2,569,564)	2,597,253

Receivable for:
Investments sold	202,254

Fund shares sold	5,377,119

Dividends and interest	27,497,312

Fund expenses absorbed	163,413

Unrealized appreciation on swap agreements	1,051,546

Investment for trustee deferred compensation and retirement plans	132,297

Other assets	36,555

Total assets	1,425,009,142

Liabilities:
Payable for:
Investments purchased	15,472,880

Fund shares reacquired	1,825,609

Dividends	2,054,477

Foreign currency contracts outstanding	1,144,874

Accrued fees to affiliates	700,614

Accrued other operating expenses	94,254

Trustee deferred compensation and retirement plans	310,901

Premiums received on swap agreements	1,392,585

Total liabilities	22,996,194

Net assets applicable to shares outstanding	$1,402,012,948

Net assets consist of:
Shares of beneficial interest	$1,605,622,814

Undistributed net investment income	(2,662,717)

Undistributed net realized gain (loss)	(192,181,613)

Unrealized appreciation (depreciation)	(8,765,536)

$1,402,012,948

Net Assets:
Class A	$964,404,862

Class B	$44,903,744

Class C	$114,854,174

Class Y	$45,729,530

Investor Class	$121,908,968

Institutional Class	$110,211,670

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	228,024,572

Class B	10,589,006

Class C	27,212,465

Class Y	10,793,454

Investor Class	28,807,512

Institutional Class	26,111,549

Class A:
Net asset value per share	$4.23

Maximum offering price per share
(Net asset value of $4.23 divided by 95.25%)	$4.44

Class B:
Net asset value and offering price per share	$4.24

Class C:
Net asset value and offering price per share	$4.22

Class Y:
Net asset value and offering price per share	$4.24

Investor Class:
Net asset value and offering price per share	$4.23

Institutional Class:
Net asset value and offering price per share	$4.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Yield Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$90,148,458

Dividends	2,072,176

Dividends from affiliated money market funds	41,386

Total investment income	92,262,020

Expenses:
Advisory fees	6,202,239

Administrative services fees	321,003

Custodian fees	120,954

Distribution fees:

Class A	1,928,648

Class B	450,082

Class C	995,234

Investor Class	254,924

Transfer agent fees — A, B, C, Y and Investor	1,792,966

Transfer agent fees — Institutional	79,603

Trustees’ and officers’ fees and benefits	69,425

Other	333,362

Total expenses	12,548,440

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,212,629)

Net expenses	11,335,811

Net investment income	80,926,209

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,915,737

Foreign currencies	(215,016)

Foreign currency contracts	5,667,876

Swap agreements	48,498

20,417,095

Change in net unrealized appreciation (depreciation) of:
Investment securities	(47,772,455)

Foreign currencies	46,570

Foreign currency contracts	180,043

Swap agreements	1,051,546

(46,494,296)

Net realized and unrealized gain (loss)	(26,077,201)

Net increase in net assets resulting from operations	$54,849,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	2012	2011

Operations:
Net investment income	$80,926,209	$64,397,287

Net realized gain	20,417,095	45,932,849

Change in net unrealized appreciation (depreciation)	(46,494,296)	17,401,530

Net increase in net assets resulting from operations	54,849,008	127,731,666

Distributions to shareholders from net investment income:
Class A	(54,895,259)	(37,618,751)

Class B	(2,883,887)	(2,636,408)

Class C	(6,352,376)	(4,487,795)

Class Y	(3,090,783)	(1,451,797)

Investor Class	(8,544,845)	(9,493,158)

Institutional Class	(7,491,364)	(9,631,426)

Total distributions from net investment income	(83,258,514)	(65,319,335)

Share transactions–net:
Class A	448,892,972	35,386,063

Class B	9,082,557	(7,084,282)

Class C	42,734,603	11,571,159

Class Y	11,476,852	19,356,468

Investor Class	(8,959,253)	2,865,844

Institutional Class	29,887,766	(63,661,084)

Net increase (decrease) in net assets resulting from share transactions	533,115,497	(1,565,832)

Net increase in net assets	504,705,991	60,846,499

Net assets:
Beginning of year	897,306,957	836,460,458

End of year (includes undistributed net investment income of $(2,662,717) and $350,204, respectively)	$1,402,012,948	$897,306,957

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

22        Invesco High Yield Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

23        Invesco High Yield Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected

24        Invesco High Yield Fund

as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
J.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
K.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 0.89%, 1.64%, 1.64%, 0.64%, 0.89% and 0.64% respectively, of average daily net

25        Invesco High Yield Fund

assets. Prior to June 6, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.74% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees $37,147 and reimbursed class level expenses of $809,392, $47,221, $104,417, $43,990, $125,592 and $41,471 of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund.
  The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $131,502 in front-end sales commissions from the sale of Class A shares and $951, $47,148 and $8,474 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

26        Invesco High Yield Fund

  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$149,282,899	$11,650,061	$—	$160,932,960

U.S. Treasury Securities	—	1,389,741	—	1,389,741

Corporate Debt Securities	—	1,225,516,158	112,534	1,225,628,692

	$149,282,899	$1,238,555,960	$112,534	$1,387,951,393

Foreign Currency Contracts*	—	(1,144,874)	—	(1,144,874)

Swap Agreements*	—	1,051,546	—	1,051,546

Total Investments	$149,282,899	$1,238,462,632	$112,534	$1,387,858,065

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements(a)	$1,051,546	$—

Currency risk
Foreign Currency Contracts(b)	—	(1,144,874)

	$1,051,546	$(1,144,874)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on
	Statement of Operations
	Foreign Currency	Swap
	Contracts*	Agreements*

Realized Gain
Credit risk	$—	$48,498

Currency risk	5,667,876	—

Change in Unrealized Appreciation
Credit risk	—	1,051,546

Currency risk	180,043	—

Total	$5,847,919	$1,100,044

*	The average notional value outstanding of foreign currency contracts and swap agreements during the period was $122,146,533 and $5,783,333, respectively.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/2012	Morgan Stanley	EUR	82,814,000	USD	109,412,946	$110,349,186	$(936,240)

05/17/2012	Morgan Stanley	GBP	9,156,000	USD	14,347,571	14,556,205	(208,634)

Total open foreign currency contracts							$(1,144,874)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

27        Invesco High Yield Fund

Open Credit Default Swap Agreements
					Implied	Notional
	Reference	Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Unrealized
Counterparty	Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	Appreciation

JP Morgan Chase Bank	CDX North American High Yield	Sell	5.00%	12/20/2016	5.44%	9,700	$818,437	$647,918

JP Morgan Chase Bank	CDX North American High Yield	Sell	5.00%	12/20/2016	5.44%	9,700	574,148	403,628

Total Credit Default Swap Agreements							$1,392,585	$1,051,546

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,399.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,908 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the years ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$83,258,514	$65,319,335

Tax Components of Net Assets at Period-End:

2012

Net unrealized appreciation (depreciation) — investments	$(11,114,343)

Net unrealized appreciation — other investments	1,104,206

Temporary book/tax differences	(289,439)

Post-October deferrals	(456,494)

Capital loss carryforward	(192,853,796)

Shares of beneficial interest	1,605,622,814

Total net assets	$1,402,012,948

28        Invesco High Yield Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, bond premium and foreign currency contracts.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $21,783,642 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$32,804,299	$—	$32,804,299

February 28, 2014	5,413,212	—	5,413,212

February 29, 2016	2,599,389	—	2,599,389

February 28, 2017	62,798,326	—	62,798,326

February 28, 2018	89,238,570	—	89,238,570

	$192,853,796	$—	$192,853,796

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $615,640,053 and $565,694,987, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$64,543,428

Aggregate unrealized (depreciation) of investment securities	(75,657,771)

Net unrealized appreciation (depreciation) of investment securities	$(11,114,343)

Cost of investments for tax purposes is $1,399,065,736.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward and foreign currency transactions, on February 29, 2012, undistributed net investment income was decreased by $199,470, undistributed net realized gain was increased by $177,559,491 and shares of beneficial interest was decreased by $177,360,021. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen High Yield Fund into the Fund, undistributed net investment income was decreased by $481,146, undistributed net realized gain was decreased by $249,230,382 and shares of beneficial interest was increased by $249,711,528. These reclassifications had no effect on the net assets of the Fund.

29        Invesco High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	70,079,212	$285,704,959	39,355,864	$163,482,895

Class B	1,486,980	6,098,987	2,480,363	10,358,261

Class C	5,672,920	23,515,537	8,833,797	36,748,126

Class Y	6,435,651	26,475,278	6,749,955	28,548,246

Investor Class	5,161,795	21,330,315	7,822,844	32,491,815

Institutional Class	10,989,425	45,597,413	9,733,271	40,734,894

Issued as reinvestment of dividends:
Class A	8,677,692	35,763,574	6,502,031	27,151,389

Class B	493,798	2,044,089	463,509	1,940,017

Class C	1,092,750	4,503,517	828,649	3,457,688

Class Y	363,246	1,499,984	176,042	735,791

Investor Class	1,707,567	7,091,706	1,905,721	7,967,334

Institutional Class	1,813,087	7,478,073	2,281,284	9,478,191

Automatic conversion of Class B shares to Class A shares:
Class A	3,170,851	13,152,549	1,983,412	8,272,814

Class B	(3,161,759)	(13,152,549)	(1,978,337)	(8,272,814)

Issued in connection with acquisitions:(b)
Class A	87,739,164	378,136,605	—	—

Class B	5,560,781	24,030,883	—	—

Class C	11,477,100	49,343,449	—	—

Class Y	2,545,717	10,993,248	—	—

Institutional Class	3,457,881	14,870,952	—	—

Reacquired:(c)
Class A	(64,688,016)	(263,864,715)	(39,283,880)	(163,521,035)

Class B	(2,418,567)	(9,938,853)	(2,671,557)	(11,109,746)

Class C	(8,445,754)	(34,627,900)	(6,911,906)	(28,634,655)

Class Y	(6,671,073)	(27,491,658)	(2,402,158)	(9,927,569)

Investor Class	(9,023,935)	(37,381,274)	(9,061,967)	(37,593,305)

Institutional Class	(9,210,511)	(38,058,672)	(27,334,492)	(113,874,169)

Net increase (decrease) in share activity	124,306,002	$533,115,497	(527,555)	$(1,565,832)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011 the Fund acquired all the net assets of Invesco Van Kampen High Yield Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 110,780,643 shares of the Fund for 48,442,842 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on April 29, 2011. The Target Fund’s net assets at that date of $477,375,137, including $14,909,775 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $920,794,419. The net assets of the Fund subsequent to the acquisition were $1,398,119,556.
The pro forma results of operations for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$90,314,596

Net realized/unrealized gains (losses)	(26,593,379)

Change in net assets resulting from operations	$63,721,217

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 6, 2011.
(c)	Net of redemption fees of $48,643 and $86,123 allocated among the classes based on relative net assets of each class for the years ended February 29, 2012 and February 28, 2011.

30        Invesco High Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period(a)	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/29/12	$4.33	$0.29	(d)	$(0.09)	$0.20	$(0.30)	$4.23	4.89%	$964,405	0.90	%(e)	1.01	%(e)	6.93	%(e)	65%
Year ended 02/28/11	4.03	0.31	(d)	0.30	0.61	(0.31)	4.33	15.73	532,779	0.99		1.04		7.36		91
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.15	460,987	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Year ended 07/31/08	4.30	0.33		(0.31)	0.02	(0.34)	3.98	0.42	337,141	1.15		1.15		7.88		76
Year ended 07/31/07	4.32	0.31		(0.02)	0.29	(0.31)	4.30	6.78	379,525	1.11		1.11		6.98		111

Class B
Year ended 02/29/12	4.34	0.25	(d)	(0.09)	0.16	(0.26)	4.24	4.11	44,904	1.65	(e)	1.76	(e)	6.18	(e)	65
Year ended 02/28/11	4.04	0.28	(d)	0.30	0.58	(0.28)	4.34	14.86	37,460	1.74		1.79		6.61		91
Seven months ended 02/28/10	3.65	0.17	(d)	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.99	0.33	(d)	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Year ended 07/31/08	4.31	0.30		(0.31)	(0.01)	(0.31)	3.99	(0.32)	60,966	1.90		1.90		7.13		76
Year ended 07/31/07	4.33	0.28		(0.02)	0.26	(0.28)	4.31	5.99	104,215	1.86		1.86		6.23		111

Class C
Year ended 02/29/12	4.32	0.25	(d)	(0.09)	0.16	(0.26)	4.22	4.10	114,854	1.65	(e)	1.76	(e)	6.18	(e)	65
Year ended 02/28/11	4.02	0.28	(d)	0.30	0.58	(0.28)	4.32	14.90	75,278	1.74		1.79		6.61		91
Seven months ended 02/28/10	3.64	0.17	(d)	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.97	0.32	(d)	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Year ended 07/31/08	4.30	0.30		(0.32)	(0.02)	(0.31)	3.97	(0.58)	33,685	1.90		1.90		7.13		76
Year ended 07/31/07	4.31	0.28		(0.01)	0.27	(0.28)	4.30	6.24	39,234	1.86		1.86		6.23		111

Class Y
Year ended 02/29/12	4.34	0.30	(d)	(0.09)	0.21	(0.31)	4.24	5.16	45,730	0.65	(e)	0.76	(e)	7.18	(e)	65
Year ended 02/28/11	4.04	0.32	(d)	0.30	0.62	(0.32)	4.34	16.00	35,235	0.74		0.79		7.61		91
Seven months ended 02/28/10	3.65	0.19	(d)	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(f)	0.79	(f)	8.56	(f)	62
Year ended 07/31/09(g)	3.58	0.30	(d)	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(f)	0.98	(f)	10.99	(f)	104

Investor Class
Year ended 02/29/12	4.33	0.29	(d)	(0.09)	0.20	(0.30)	4.23	4.90	121,909	0.87	(e)	0.98	(e)	6.96	(e)	65
Year ended 02/28/11	4.03	0.31	(d)	0.30	0.61	(0.31)	4.33	15.73	134,144	0.99		1.04		7.36		91
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Year ended 07/31/08	4.31	0.33		(0.32)	0.01	(0.34)	3.98	0.21	107,906	1.11		1.11		7.92		76
Year ended 07/31/07	4.32	0.31		(0.01)	0.30	(0.31)	4.31	7.06	125,803	1.10		1.10		6.99		111

Institutional Class
Year ended 02/29/12	4.32	0.30	(d)	(0.09)	0.21	(0.31)	4.22	5.21	110,212	0.64	(e)	0.68	(e)	7.19	(e)	65
Year ended 02/28/11	4.02	0.32	(d)	0.31	0.63	(0.33)	4.32	16.17	82,411	0.64		0.64		7.71		91
Seven months ended 02/28/10	3.64	0.20	(d)	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(f)	0.62	(f)	8.67	(f)	62
Year ended 07/31/09	3.97	0.36	(d)	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Year ended 07/31/08	4.30	0.35		(0.32)	0.03	(0.36)	3.97	0.66	172,562	0.65		0.65		8.38		76
Year ended 07/31/07	4.31	0.34		(0.01)	0.33	(0.34)	4.30	7.55	167,971	0.64		0.64		7.45		111

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $458,469,251 and sold of $101,690,878 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen High Yield Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $771,459, $45,008, $99,523, $41,928, $119,706 and $100,651 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

31        Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

32        Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,089.70	$4.62	$1,020.44	$4.47	0.89%

B	1,000.00	1,085.60	8.50	1,016.71	8.22	1.64

C	1,000.00	1,085.80	8.51	1,016.71	8.22	1.64

Y	1,000.00	1,090.90	3.33	1,021.68	3.22	0.64

Investor	1,000.00	1,089.80	4.73	1,020.34	4.57	0.91

Institutional	1,000.00	1,091.40	3.31	1,021.70	3.20	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

33        Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34        Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco High Yield Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco High Yield Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

HYI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders        February 29, 2012

Invesco Limited Maturity Treasury Fund
Nasdaq:
A: LMTAX • A2: SHTIX • Y: LMTYX • Institutional: ALMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Limited Maturity Treasury Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Limited Maturity Treasury Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Limited Maturity Treasury Fund lagged the Barclays U.S. Aggregate Index and the Barclays 1–2 Year U.S. Government Index, the Fund’s broad market and style-specific benchmarks. This underperformance was attributed to the Fund’s exposure solely to short-term US Treasury securities, which underperformed other fixed income asset classes, including short-term US agency bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.54%

Class A2 Shares	0.54

Class Y Shares	0.59

Institutional Class Shares	0.64

Barclays U.S. Aggregate Index▼ (Broad Market Index)	8.37

Barclays 1-2 Year U.S. Government Index▼ (Style-Specific Index)	0.90

Lipper Short U.S. Treasury Funds Category Average▼ (Peer Group)	1.36

Source(s): ▼Lipper Inc.

How we invest
The Fund invests principally in short-term US Treasury notes with remaining maturities of five years or less at the time of purchase and seeks to maintain a weighted average maturity of three years or less. We may invest in derivative instruments such as interest rate futures contracts. The Fund may also maintain a portion of its assets in cash and cash equivalents to handle daily cash needs or to assume a temporary defensive position during adverse market conditions.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to gener-

Portfolio Composition
By U.S. Treasuries

Maturity	Interest	% of Total
Date	Rate	Net Assets
3/31/13	0.75%	8.31%

4/30/13	0.63	8.75

5/31/13	0.50	8.36

6/15/13	1.13	13.49

10/15/13	0.50	5.32

10/31/13	0.25	7.49

10/31/13	2.75	1.73

11/30/13	0.25	9.09

1/31/14	0.25	7.57

2/28/14	0.25	5.98

4/30/15	2.50	3.70

5/31/15	2.13	4.54

1/31/16	2.00	1.20

4/15/16	0.13	5.77

8/31/16	1.00	6.66

12/31/16	0.88	2.13

Other Assets Less Liabilities		-0.09

ate a total return consisting of current income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Total Net Assets	$132.0 million
Total Number of Holdings	16
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration and yield curve positioning).

■	The need to limit or reduce exposure to a particular part of the yield curve.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled during much of the fiscal year as investors assessed and reacted to the economic implications of global events, including the Japanese earthquake and tsunami, the US debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. At the start of the reporting period, US economic indicators remained mixed, and there was little consensus regarding the threat of US inflation. Anxiety linked to the aforementioned events and concerns about global financial instability began dominating headlines and the investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of US government bonds that lasted late into 2011.
     Global bond market conditions began to improve during the latter part of the reporting period as European Central Bank liquidity funding helped alleviate acute market stress and optimism grew for Greece’s acceptance of fiscal austerity measures. As risk appetites returned, credit spreads narrowed, helping non-government securities generally outperform government bonds across the quality and maturity spectrums. Despite the market volatility during the reporting period, US economic conditions showed incremental improvement, with housing, consumer spending and unemployment all exhibiting mildly positive developments during the course of the fiscal year.
     The interest rate environment was positive for government bond returns during the fiscal year, despite the Standard & Poor’s credit rating downgrade of US government long-term debt that occurred in August 2011. The US Federal Reserve maintained the federal funds target rate in a range of zero to 0.25%, and indicated it will be sustained into late 2014.1 Investor demand during the fiscal year drove US Treasury yields for maturities of between two and 30 years lower. With inflation expectations held in check, long-term bonds generally outperformed bonds of short and intermediate maturi-

4	Invesco Limited Maturity Treasury Fund

ties as investors were willing to extend out on the yield curve for incremental returns. The broader US investment grade bond market (including government bonds, corporate bonds and mortgage-backed securities), as measured by the Barclays U.S. Aggregate Index, generated a positive total return for the fiscal year. US credit spreads widened to reflect heightened systemic risks before rallying late in the reporting period. The significant decline in rates across the yield curve supported gains across most domestic bond market sectors for the fiscal year.
     In this economic and market environment, the Fund, at net asset value (NAV), generated positive absolute returns for the reporting period but underperformed its benchmarks.
     The Fund’s relatively conservative exposure to interest rate movements seeks to minimize fluctuations in its share price, or NAV per share. During the fiscal year, the Fund remained invested mostly in Treasury notes with maturities of between one and two years, but we also invested a percentage of the portfolio in maturities of between three and five years. As demand and prices for similar US Treasury securities increased, so did the NAV of the Fund’s Class A shares, ultimately increasing from its low of $10.45 near the beginning of the reporting period to a high of $10.54 at the beginning of September 2011. As risk appetites increased late in the reporting period, prices for shorter maturity Treasuries fell, and the NAV of the Fund’s Class A shares followed suit, reaching $10.47 by the end of February 2012.
     In the prolonged low interest rate environment that existed throughout the fiscal year, we experienced a steady decline in portfolio yield as higher coupon Treasuries matured and were replaced by bonds with lower current coupons. The yield of the overall portfolio has been below share class expense ratios since the third quarter of 2010. To maintain a targeted minimal daily distribution yield of 0.02% for all share classes, expense waivers are in place. The Fund maintains a daily distribution rate; therefore, the expense waivers change daily to maintain the targeted minimum distribution rate for each share class.
     Relative to its style-specific benchmark, the Fund’s lack of exposure to US agency securities detracted from Fund performance. The style-specific index includes US agency securities, which witnessed stronger performance during the reporting period.
     Treasury security selection contributed to relative Fund performance versus the style-specific benchmark and was enhanced by the yield advantage of out-of-
index Treasury holdings with maturities of between two and five years. The Fund also benefited from holding out-of-index US Treasury Inflation Protected Securities, which generally outperformed Treasury notes and bonds of similar maturities.
     Within the context of a focus on total return, the Fund generally seeks to preserve principal and provide liquidity by focusing on managing undue risk. One of the Fund’s risk management strategies is to minimize interest rate risk exposure by maintaining a short duration portfolio. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing maturities along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning versus the style-specific benchmark was mixed for the reporting period, but overall had a positive effect.
     On average, we maintained a slightly longer-than-benchmark duration, and the timing and direction of our variance in relation to the style-specific benchmark was beneficial to relative performance as rates moved lower throughout the fiscal year. The yield advantage gained by investing beyond the two-year maximum of our style-specific benchmark was a small contributor to relative Fund performance. In addition, US Treasury futures were an important investment tool in the management of our targeted portfolio duration, and the Fund realized a small loss from the use of futures during the reporting period. The Fund held longer than benchmark maturities to capture higher yields, and used interest rate futures to manage the Fund’s overall exposure to interest rate risk.
      Thank you for your investment in Invesco Limited Maturity Treasury Fund.

1 Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
D. Scott Case
Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined Invesco in 1997. Mr. Case earned a B.S. in finance and economics from Miami University and an M.B.A. from the University of Louisville.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A. from Bellarmine College.

5	Invesco Limited Maturity Treasury Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with sales charges and without sales charges
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Limited Maturity Treasury Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

10 Years	1.98%

5 Years	1.89

1 Year	-1.99

Class A2 Shares

Inception (12/15/87)	4.62%

10 Years	2.27

5 Years	2.28

1 Year	-0.50

Class Y Shares

10 Years	2.41%

5 Years	2.56

1 Year	0.59

Institutional Class Shares

Inception (7/13/87)	4.91%

10 Years	2.61

5 Years	2.70

1 Year	0.64
Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

10 Years	2.02%

5 Years	2.06

1 Year	-1.90

Class A2 Shares

Inception (12/15/87)	4.66%

10 Years	2.31

5 Years	2.46

1 Year	-0.50

Class Y Shares

10 Years	2.45%

5 Years	2.74

1 Year	0.70

Institutional Class Shares

Inception (7/13/87)	4.94%

10 Years	2.67

5 Years	2.88

1 Year	0.74
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.72%, 0.62%, 0.47% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco Limited Maturity Treasury Fund

Invesco Limited Maturity Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

■	The Barclays 1-2 Year U.S. Government Index is an unmanaged index considered representative of the US Treasury and US government agency issues with maturities of one to two years.

■	The Lipper Short U.S. Treasury Funds Category Average represents an average of all of the funds in the Lipper Short US Treasury Funds category.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	LMTAX
Class A2 Shares	SHTIX
Class Y Shares	LMTYX
Institutional Class Shares	ALMIX

8	Invesco Limited Maturity Treasury Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

U.S. Treasury Securities–100.09%
U.S. Treasury Notes–94.33%
U.S. Treasury Notes	0.75%	03/31/13	$10,900	$10,962,164

U.S. Treasury Notes	0.63%	04/30/13	11,500	11,554,805

U.S. Treasury Notes	0.50%	05/31/13	11,000	11,036,953

U.S. Treasury Notes(a)	1.13%	06/15/13	17,600	17,799,375

U.S. Treasury Notes	0.50%	10/15/13	7,000	7,024,609

U.S. Treasury Notes	0.25%	10/31/13	9,900	9,894,586

U.S. Treasury Notes	2.75%	10/31/13	2,200	2,289,547

U.S. Treasury Notes	0.25%	11/30/13	12,000	11,991,562

U.S. Treasury Notes	0.25%	01/31/14	10,000	9,989,844

U.S. Treasury Notes	0.25%	02/28/14	7,900	7,892,574

U.S. Treasury Notes	2.50%	04/30/15	4,600	4,891,094

U.S. Treasury Notes	2.13%	05/31/15	5,700	5,998,359

U.S. Treasury Notes	2.00%	01/31/16	1,500	1,579,219

U.S. Treasury Notes	1.00%	08/31/16	8,700	8,789,719

U.S. Treasury Notes	0.88%	12/31/16	2,800	2,804,812

				124,499,222

U.S. Treasury Inflation–Indexed Bonds–5.76%
U.S. Treasury Inflation Indexed Bonds(b)	0.13%	04/15/16	7,157	7,613,642

TOTAL INVESTMENTS–100.09% (Cost $131,886,378)				132,112,864

OTHER ASSETS LESS LIABILITIES–(0.09%)				(125,026)

NET ASSETS–100.00%				$131,987,838

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(b)	Principal amount of security and interest payments are adjusted for inflation.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Limited Maturity Treasury Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $131,886,378)	$132,112,864

Receivable for:
Investments sold	7,934,053

Variation margin	2,872

Fund shares sold	12,169

Interest	244,611

Fund expenses absorbed	22,294

Investment for trustee deferred compensation and retirement plans	56,541

Other assets	17,872

Total assets	140,403,276

Liabilities:
Payable for:
Investments purchased	7,891,748

Fund shares reacquired	240,822

Amount due custodian	57,365

Dividends	247

Accrued fees to affiliates	65,152

Accrued other operating expenses	54,616

Trustee deferred compensation and retirement plans	105,488

Total liabilities	8,415,438

Net assets applicable to shares outstanding	$131,987,838

Net assets consist of:
Shares of beneficial interest	$131,762,185

Undistributed net investment income	(42,858)

Undistributed net realized gain	31,114

Unrealized appreciation	237,397

$131,987,838

Net Assets:
Class A	$53,624,851

Class A2	$55,290,639

Class Y	$16,134,978

Institutional Class	$6,937,370

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,121,614

Class A2	5,279,418

Class Y	1,540,879

Institutional Class	662,061

Class A
Net asset value per share	$10.47

Maximum offering price per share (Net asset value of $10.47 divided by 97.50%)	$10.74

Class A2
Net asset value per share	$10.47

Maximum offering price per share (Net asset value of $10.47 divided by 99.00%)	$10.58

Class Y:
Net asset value and offering price per share	$10.47

Institutional Class:
Net asset value and offering price per share	$10.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Limited Maturity Treasury Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$742,890

Expenses:
Advisory fees	280,866

Administrative services fees	50,000

Custodian fees	10,663

Distribution fees:
Class A	139,291

Class A2	91,137

Transfer agent fees — A, A2 and Y	192,972

Transfer agent fees — Institutional	6,220

Trustees’ and officers’ fees and benefits	23,181

Registration and filing fees	55,788

Professional services fees	46,898

Other	35,873

Total expenses	932,889

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(235,646)

Net expenses	697,243

Net investment income	45,647

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	791,392

Futures contracts	(177,693)

613,699

Change in net unrealized appreciation of:
Investment securities	153,486

Futures contracts	14,548

168,034

Net realized and unrealized gain	781,733

Net increase in net assets resulting from operations	$827,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$45,647	$312,806

Net realized gain	613,699	1,708,485

Change in net unrealized appreciation (depreciation)	168,034	(1,101,606)

Net increase in net assets resulting from operations	827,380	919,685

Distributions to shareholders from net investment income:
Class A	(32,598)	(74,176)

Class A2	(36,091)	(120,124)

Class Y	(16,619)	(36,644)

Institutional Class	(13,645)	(83,813)

Total distributions from net investment income	(98,953)	(314,757)

Distributions to shareholders from net realized gains:
Class A	(269,193)	(584,429)

Class A2	(271,890)	(591,677)

Class Y	(78,144)	(126,772)

Institutional Class	(36,941)	(62,266)

Total distributions from net realized gains	(656,168)	(1,365,144)

Share transactions-net:
Class A	(7,087,031)	(27,648,158)

Class A2	(13,494,278)	(16,931,891)

Class Y	1,077,679	5,726,825

Institutional Class	(637,021)	(21,172,772)

Net increase (decrease) in net assets resulting from share transactions	(20,140,651)	(60,025,996)

Net increase (decrease) in net assets	(20,068,392)	(60,786,212)

Net assets:
Beginning of year	152,056,230	212,842,442

End of year (includes undistributed net investment income of $(42,858) and $(2,530), respectively)	$131,987,838	$152,056,230

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Limited Maturity Treasury Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Institutional Class shares are sold at net asset value.

12        Invesco Limited Maturity Treasury Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the

13        Invesco Limited Maturity Treasury Fund

futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.20%

Over $500 million	0.175%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended February 29, 2012, the Adviser waived advisory fees $11,248 and reimbursed class level expenses of $133,138, $83,915, $5,562 and $1,429, of Class A, Class A2, Class Y and Institutional Class, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $6,817 and $651 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

14        Invesco Limited Maturity Treasury Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

U.S. Treasury Securities	$—	$132,112,864	$—	$132,112,864

Futures*	10,911	—	—	10,911

Total Investments	$10,911	$132,112,864	$—	$132,123,775

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$10,911	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(177,693)

Change in Unrealized Appreciation
Interest rate risk	14,548

Total	$(163,145)

*	The average notional value of futures outstanding during the period was $9,753,301.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
	Contracts	Month	Value	Appreciation

Short Contracts

U.S. Treasury 2 Year Notes	53	March-2012	$(11,682,359)	$2,939

U.S. Treasury 5 Year Notes	43	June-2012	(5,296,391)	7,972

Total				$10,911

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $354.

15        Invesco Limited Maturity Treasury Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,108 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$625,461	$314,757

Long-term capital gain	129,660	1,365,144

Total distributions	$755,121	$1,679,901

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$128,092

Undistributed long-term gain	8,024

Net unrealized appreciation — investments	189,065

Temporary book/tax differences	(99,528)

Shares of beneficial interest	131,762,185

Total net assets	$131,987,838

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferrals.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward as of February 29, 2012.

16        Invesco Limited Maturity Treasury Fund

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 29, 2012 was $186,479,605 and $218,570,979, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$238,452

Aggregate unrealized (depreciation) of investment securities	(49,387)

Net unrealized appreciation of investment securities	$189,065

Cost of investments for tax purposes is $131,923,799.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlement distributions, on February 29, 2012, undistributed net investment income was increased by $12,978, undistributed net realized gain (loss) was decreased by $11,687 and shares of beneficial interest was decreased by $1,291. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	2,757,898	$28,966,322	2,585,112	$27,208,408

Class A2	159,082	1,670,703	248,072	2,610,949

Class Y	430,784	4,525,008	741,879	7,802,176

Institutional Class	394,976	4,151,880	310,844	3,273,054

Issued as reinvestment of dividends:
Class A	27,850	291,696	56,047	587,651

Class A2	27,518	288,235	61,132	641,135

Class Y	7,721	80,881	12,740	133,651

Institutional Class	3,904	40,953	11,854	124,628

Reacquired:
Class A	(3,464,466)	(36,345,049)	(5,274,861)	(55,444,217)

Class A2	(1,472,110)	(15,453,216)	(1,919,306)	(20,183,975)

Class Y	(336,192)	(3,528,210)	(210,560)	(2,209,002)

Institutional Class	(459,276)	(4,829,854)	(2,324,751)	(24,570,454)

Net increase (decrease) in share activity	(1,922,311)	$(20,140,651)	(5,701,798)	$(60,025,996)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17        Invesco Limited Maturity Treasury Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset			on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$10.47	$0.00	(c)	$0.06	$0.06	$(0.01)	$(0.05)	$(0.06)	$10.47	0.54%	$53,625	0.50	%(d)	0.75	%(d)	0.03	%(d)	138%
Year ended 02/28/11	10.52	0.01	(c)	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.43	60,707	0.67		0.72		0.10		144
Seven months ended 02/28/10	10.46	0.02	(c)	0.06	0.08	(0.02)	—	(0.02)	10.52	0.76	88,726	0.74	(e)	0.74	(e)	0.32	(e)	65
Year ended 07/31/09	10.27	0.12	(c)	0.19	0.31	(0.12)	—	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Year ended 07/31/08	10.03	0.32	(c)	0.24	0.56	(0.32)	—	(0.32)	10.27	5.65	90,058	0.71		0.71		3.10		126
Year ended 07/31/07	10.00	0.40		0.03	0.43	(0.40)	—	(0.40)	10.03	4.37	26,431	0.77		0.77		3.98		107

Class A2
Year ended 02/29/12	10.47	0.00	(c)	0.06	0.06	(0.01)	(0.05)	(0.06)	10.47	0.54	55,291	0.50	(d)	0.65	(d)	0.03	(d)	138
Year ended 02/28/11	10.52	0.01	(c)	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.49	68,724	0.60		0.62		0.17		144
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.82	86,019	0.64	(e)	0.64	(e)	0.42	(e)	65
Year ended 07/31/09	10.27	0.13	(c)	0.19	0.32	(0.13)	—	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Year ended 07/31/08	10.03	0.33	(c)	0.24	0.57	(0.33)	—	(0.33)	10.27	5.76	114,347	0.61		0.61		3.19		126
Year ended 07/31/07	10.00	0.41		0.03	0.44	(0.41)	—	(0.41)	10.03	4.47	141,832	0.67		0.67		4.08		107

Class Y
Year ended 02/29/12	10.47	0.01	(c)	0.05	0.06	(0.01)	(0.05)	(0.06)	10.47	0.59	16,135	0.46	(d)	0.50	(d)	0.07	(d)	138
Year ended 02/28/11	10.52	0.03	(c)	0.04	0.07	(0.03)	(0.09)	(0.12)	10.47	0.62	15,057	0.47		0.47		0.30		144
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.90	9,410	0.49	(e)	0.49	(e)	0.57	(e)	65
Year ended 07/31/09(f)	10.39	0.12	(c)	0.06	0.18	(0.11)	—	(0.11)	10.46	1.71	5,240	0.47	(e)	0.47	(e)	1.41	(e)	157

Institutional Class
Year ended 02/29/12	10.48	0.01	(c)	0.06	0.07	(0.02)	(0.05)	(0.07)	10.48	0.64	6,937	0.40	(d)	0.43	(d)	0.13	(d)	138
Year ended 02/28/11	10.53	0.04	(c)	0.03	0.07	(0.03)	(0.09)	(0.12)	10.48	0.65	7,568	0.41		0.41		0.36		144
Seven months ended 02/28/10	10.47	0.04	(c)	0.06	0.10	(0.04)	—	(0.04)	10.53	0.97	28,687	0.38	(e)	0.38	(e)	0.68	(e)	65
Year ended 07/31/09	10.28	0.16	(c)	0.19	0.35	(0.16)	—	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157
Year ended 07/31/08	10.04	0.35	(c)	0.24	0.59	(0.35)	—	(0.35)	10.28	6.02	18,049	0.36		0.36		3.45		126
Year ended 07/31/07	10.00	0.44		0.04	0.48	(0.44)	—	(0.44)	10.04	4.88	12,335	0.36		0.36		4.38		107

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $55,716, $60,758, $15,769 and $8,190 for Class A, Class A2, Class Y and Institutional Class, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

18        Invesco Limited Maturity Treasury Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

19        Invesco Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$999.60	$2.14	$1,022.73	$2.16	0.43%

A2	1,000.00	999.60	2.19	1,022.68	2.21	0.44

Y	1,000.00	999.60	2.09	1,022.77	2.11	0.42

Institutional	1,000.00	999.80	1.99	1,022.87	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

20        Invesco Limited Maturity Treasury Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$129,661
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	95.69%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco Limited Maturity Treasury Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None
		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	140	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

T-3        Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco Limited Maturity Treasury Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
LTD-AR-1          Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Money Market Fund
Nasdaq:
Cash Reserve: AIMXX ▪ A5: ACZXX ■ B5: ACYXX ■ C5: ACXXX ■ Investor: INAXX

2	Letters to Shareholders
4	Management Discussion
5	Supplemental Information
6	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Money Market Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Money Market Fund

Management’s Discussion of your Fund
This is the annual report for Invesco Money Market Fund, for the fiscal year ended February 29, 2012. As of that date, the Fund had 97 holdings, its net assets totaled $1.3 billion and its weighted average maturity and weighted average life were 28 days and 45 days, respectively.

How we invest
Your Fund invests only in high-quality US dollar-denominated short-term fixed-income obligations. During the fiscal year, as always, your Fund focused on three objectives:
■	Safety of principal;

■	Liquidity;

■	The highest possible yield consistent with safety of principal.

Market conditions affecting money market funds
The reporting period for this report was characterized by continued economic uncertainty and increased market volatility driven largely by the eurozone debt crisis, which re-emerged in June 2011 as concerns grew about Greece’s ability to sustain its national debt.
     European leaders worked diligently to contain the crisis in an effort to restore confidence in their union. Beginning in 2010, European leaders created the European Financial Stability Facility in an effort to preserve financial stability in Europe by providing loans to member governments facing financial difficulties. In October 2011, they agreed to additional measures to recapitalize European banks, to better ensure they have adequate financial resources to weather possible future financial turmoil. In December 2011, European leaders concluded an intergovernmental agreement to increase coordination of fiscal policy. These initiatives were complemented by the European Central Bank, which, in a series of efforts coordinated with other central banks in Europe, Asia and the US, sought to ensure US dollar liquidity to European banks. As the situation in Europe continued to unfold, US money market funds pared back their exposure to eurozone financial institutions, halving their exposure from 28.8% of assets in June 2011 to 14.0% of assets in January 2012.1
     For most of the reporting period, it appeared that economic growth struggled to gain a solid footing. Gross domestic product, the broadest measure of overall US economic activity, grew only modestly in 2011, with annualized rates of 2.0% or less in the first three quarters of the year2 and with unemployment elevated at around 9.0% for most of the reporting period.3 However, as 2012 began, there were encouraging signs that the recovery might be turning a corner. Unemployment fell, dropping to 8.3% in January 2012 and maintaining that level through February, its lowest level since February 2009,3 and housing indicators suggested that the housing market may have bottomed.
     Against this backdrop, the US Federal Reserve (the Fed) maintained its accommodative monetary policy. The Fed maintained its target policy rate in a range of between zero and 0.25%,4 and committed to keep its target policy rate at ultra-low levels through 2014.4 Also during the reporting period, the Fed announced “Operation Twist,” which aimed to lower long-term interest rates in order to boost borrowing by extending the average maturity of portfolio holdings on the Fed’s balance sheet. With no significant change to monetary policy, money market funds continued to operate in an ultra-low interest rate environment.
     Over the course of the fiscal year covered by this report, yields on short-term Treasury bills declined. The yield on three-month Treasury notes fell from 0.15% on February 28, 2011, to 0.09% on February 29, 2012.5 Since reaching an all-time low of 0.25% in June 2011,6 the three-month Libor7 more than doubled to 0.58% on December 30, 2011, revisiting highs last seen June 2010, when the European debt crisis first emerged.6
     In this evolving environment for money market funds, Invesco Global Cash Management remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield. Thank you for investing with us.
1	Source: Investment Company Institute

2	Source: Bureau of Economic Analysis

3	Source: Bureau of Labor Statistics

4	Source: US Federal Reserve

5	Source: Barclays

6	Source: Bloomberg L.P.

7	Libor is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/29/12

1-7	45.9%

8-30	16.5

31-60	26.5

61-90	5.4

91-180	5.3

181+	0.4
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
4 Invesco Money Market Fund

Invesco Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class A5 and C5 shares are closed to new investors. Please see the prospectus for more information.

■	Class B and B5 shares may not be purchased for new or additional investments. Existing shareholders of Class B and B5 shares may continue to reinvest dividends and capital gains distributions in Class B and B5 shares and exchange their Class B and B5 shares for Class B and B5 shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Industry focus risk. To the extent a Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GAURANTEE

Fund Nasdaq Symbols

Cash Reserve Shares	AIMXX
Class A5 Shares	ACZXX
Class B5 Shares	ACYXX
Class C5 Shares	ACXXX
Investor Class Shares	INAXX

5 Invesco Money Market Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–57.92%(a)
Asset-Backed Securities–Consumer Receivables–5.04%
Old Line Funding, LLC(b)	0.17%	03/21/12	$40,000	$39,996,222

Old Line Funding, LLC(b)	0.19%	04/05/12	20,000	19,996,305

Old Line Funding, LLC(b)	0.22%	03/14/12	10,000	9,999,206

				69,991,733

Asset-Backed Securities–Fully Supported Bank–16.01%
Fairway Finance Co., LLC
(CEP–Bank of Montreal)(b)(c)	0.12%	03/05/12	20,000	19,999,733

(CEP–Bank of Montreal)(b)(c)	0.15%	04/18/12	25,000	24,995,000

Gotham Funding Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(c)	0.25%	03/05/12	44,350	44,348,768

Liberty Street Funding LLC
(CEP–Bank of Nova Scotia)(b)(c)	0.12%	03/09/12	25,000	24,999,333

(CEP–Bank of Nova Scotia)(b)(c)	0.22%	03/26/12	20,000	19,996,945

Straight-A Funding LLC
Series 1, (CEP–Federal Financing Bank)(b)	0.18%	05/18/12	31,855	31,842,577

Series 1, (CEP–Federal Financing Bank)(b)	0.18%	05/22/12	25,000	24,989,750

Variable Funding Capital Co. (CEP–Wells Fargo Bank, N.A.)(b)	0.11%	03/22/12	30,000	29,998,075

Victory Receivables Corp. (CEP–Bank of Tokyo Mitsubishi UFJ, Ltd. (The))(b)(c)	0.17%	03/14/12	1,120	1,119,931

				222,290,112

Asset-Backed Securities–Multi-Purpose–12.21%
Chariot Funding, LLC/Ltd.(b)	0.15%	05/03/12	19,500	19,494,881

Chariot Funding, LLC/Ltd.(b)	0.23%	06/14/12	50,000	49,966,458

Jupiter Securitization Corp.(b)	0.22%	03/15/12	40,000	39,996,578

Nieuw Amsterdam Receivables Corp.(b)(c)	0.19%	03/07/12	40,000	39,998,733

Regency Markets No. 1, LLC(b)(c)	0.20%	03/14/12	20,000	19,998,556

				169,455,206

Diversified Banks–9.36%
BNZ International Funding Ltd.(b)(c)	0.50%	03/08/12	5,000	4,999,514

Deutsche Bank Financial LLC(b)(c)	0.25%	03/01/12	55,000	55,000,000

Sumitomo Mitsui Banking Corp.(b)(c)	0.39%	04/20/12	70,000	69,962,083

				129,961,597

Household Products–2.16%
Proctor & Gamble Co.	0.07%	04/18/12	30,000	29,997,200

Industrial Conglomerates–2.92%
General Electric Co.	0.09%	03/29/12	40,500	40,497,165

Integrated Oil & Gas–1.80%
Total Capital Canada Ltd.(b)(c)	0.15%	06/18/12	25,000	24,988,646

Life & Health Insurance–0.16%
Metlife Short Term Funding LLC(b)	0.18%	03/28/12	2,272	2,271,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Commercial Paper–2.72%
Missouri (State of) Development Finance Board; Series 2005A, Commercial Paper (LOC–U.S. Bank, N.A.)(d)	0.12%	04/03/12	$37,807	$37,807,000

Pharmaceuticals–3.60%
Johnson & Johnson Corp.(b)	0.05%	04/09/12	25,000	24,998,646

Johnson & Johnson Corp.(b)	0.06%	04/24/12	25,000	24,997,750

				49,996,396

Soft Drinks–1.94%
Coca-Cola Co.(b)	0.13%	04/03/12	27,000	26,996,783

Total Commercial Paper (Cost $804,253,531)				804,253,531

Variable Rate Demand Notes–18.92%(e)(f)
Credit Enhanced–18.92%
A Mining Group, LLC; Series 2006, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.19%	06/01/29	2,710	2,710,000

Aledo Independent School District; Series 2006 A, VRD School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	0.11%	08/01/35	7,760	7,760,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Eleven Parkway Center Associates); Series 1992, Ref. VRD Commercial Development RB (LOC–PNC Bank, N.A.)(d)	0.16%	12/15/12	505	505,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Oakland Catholic High School); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(d)	0.16%	06/01/38	2,780	2,780,000

Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP–FNMA)	0.15%	05/15/33	1,895	1,895,000

Aurora (City of), Kane, DuPage, Will & Kendall (Counties of) (Aurora University); Series 2004, VRD Economic Development RB (LOC–BMO Harris N.A.)(d)	0.17%	03/01/35	7,450	7,450,000

Beaver (County of), Pennsylvania Industrial Development Authority (FirstEnergy Generation Corp.); Series 2006 B, Ref. VRD PCR (LOC–Citibank, N.A.)(d)	0.15%	12/01/35	33,865	33,865,000

Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(d)	0.20%	12/01/28	2,035	2,035,000

Burnsville (City of), Minnesota (Bridgeway Apartments LP); Series 2003, Ref. VRD MFH RB (CEP–FNMA)	0.14%	10/15/33	1,175	1,175,000

Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.24%	07/01/38	4,480	4,480,000

Colorado (State of) Housing & Finance Authority (St. Moritz); Series 1996 H, Ref. VRD MFH RB (CEP–FNMA)	0.14%	10/15/16	5,215	5,215,000

Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(d)	0.16%	11/01/39	2,000	2,000,000

DeKalb (County of), Georgia Development Authority (Atlanta Jewish Community Center, Inc.); Series 1999, VRD RB (LOC–Wells Fargo Bank, N.A.)(d)	0.15%	09/01/24	1,550	1,550,000

DeKalb (County of), Georgia Housing Authority (Crow Wood Arbor Associates, LTD.); Series 1985 Q, VRD MFH RB (CEP–FHLMC)	0.16%	12/01/25	6,980	6,980,000

Florida (State of) Housing Finance Agency (Caribbean Key Apartments); Series 1996 F, VRD RB (CEP–FNMA)	0.17%	06/01/26	1,095	1,095,000

Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.16%	08/01/28	1,620	1,620,000

Franklin (County of), Georgia Industrial Building Authority (Fieldale Farms Corp.); Series 2004, VRD Taxable IDR (LOC–Rabobank Nederland)(c)	0.18%	09/01/14	4,400	4,400,000

Fredericksburg (City of), Virginia Economic Development Authority (Student Housing & Economic Development-Eagle Village I); Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.33%	09/01/41	1,400	1,400,000

Hart Family Holdings LLC; VRD Taxable Option Notes (LOC–FHLB of Dallas)(d)	0.18%	12/01/31	16,020	16,020,000

Illinois (State of) Finance Authority (Cultural Pooled Financing Program); Series 1985, VRD RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.14%	12/01/25	2,200	2,200,000

Illinois (State of) Finance Authority (Metform, LLC); Series 2004, VRD IDR (LOC–Bank of America, N.A.)(d)	0.36%	05/01/14	1,700	1,700,000

Illinois (State of) Finance Authority (Providence-St. Mel School); Series 2002, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.14%	06/01/37	1,000	1,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Illinois (State of) Finance Authority (Rehabilitation Institute of Chicago); Series 2009 C, VRD RB (LOC–Northern Trust Co.)(d)	0.14%	04/01/39	$2,175	$2,175,000

Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (CEP–FHLB of Indianapolis)	0.20%	12/01/39	975	975,000

Jackson (Township of), Pennsylvania Industrial Development Authority (Regupol America LLC); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.20%	12/01/34	500	500,000

Jacksonville (City of), Florida (University of Florida Health Science Center-Jacksonville Faculty Clinic); Series 1989, VRD IDR (LOC–Bank of America, N.A.)(d)	0.21%	07/01/19	1,700	1,700,000

Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP–FHLMC)	0.19%	04/01/44	2,990	2,990,000

King George (County of) Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC–JPMorgan Chase Bank N.A.)(b)(d)	0.19%	09/01/21	1,100	1,100,000

Lamar Consolidated Independent School District; Series 2004, VRD Schoolhouse Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	0.15%	06/15/26	8,730	8,730,000

Lubbock (City of), Texas Independent School District; Series 2006, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	0.15%	02/01/30	2,250	2,250,000

M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(d)	0.27%	01/01/33	4,300	4,300,000

Maryland (State of) Economic Development Corp. (Associated Catholic Charities, Inc. Facility); Series 2004, VRD RB (LOC–PNC Bank, N.A.)(d)	0.16%	10/01/29	4,050	4,050,000

Maryland (State of) Economic Development Corp. (Baltimore Symphony Endowment Trust); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.16%	11/01/28	2,400	2,400,000

Massachusetts (State of) Housing Finance Agency; Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.27%	01/01/44	7,200	7,200,000

Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corp.); Series 2002, VRD School RB (LOC–Wells Fargo Bank, N.A.)(d)	0.15%	03/01/32	1,100	1,100,000

Montgomery (County of), Pennsylvania Industrial Development Authority (LaSalle College High School); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.16%	11/01/38	1,875	1,875,000

New Hampshire (State of) Business Finance Authority (Wheelabrator Concord Co., L.P.); Series 1997 A, Ref. VRD Resource Recovery RB (LOC–Wells Fargo Bank, N.A.)(d)	0.14%	01/01/18	9,040	9,040,000

New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–FNMA)	0.15%	11/15/37	6,100	6,100,000

Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(d)	0.19%	12/01/27	6,465	6,465,000

Ohio (State of) Higher Educational Facility Commission (Ohio Dominican University); Series 2007, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.17%	12/01/37	24,530	24,530,000

Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–FNMA)	0.13%	06/01/25	1,000	1,000,000

Osprey Properties Limited Partnership, LLLP; Series 2002, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.19%	06/01/27	6,000	6,000,000

Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD RB (LOC–PNC Bank, N.A.)(d)	0.16%	09/01/15	1,050	1,050,000

Pima (County of), Arizona Industrial Development Authority (Delaware Military Academy, Inc.); Series 2008, VRD Charter School RB (LOC–PNC Bank, N.A.)(d)	0.16%	09/01/38	1,000	1,000,000

Ridley (Township of), Pennsylvania School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(d)	0.17%	11/01/29	2,800	2,800,000

Saint Paul (City of), Minnesota Housing & Redevelopment Authority (Highland Ridge, LP); Series 2003, Ref. VRD MFH RB (CEP–FHLMC)	0.14%	10/01/33	7,675	7,675,000

Saint Paul (City of), Minnesota Port Authority;
Series 2009-11 DD, Ref. VRD District Cooling RB (LOC–Deutsche Bank AG)(c)(d)	0.16%	03/01/29	820	820,000

Series 2009-5 O, VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.16%	12/01/28	1,800	1,800,000

Series 2009-6 P, VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.17%	12/01/28	1,335	1,335,000

Series 2009-7 Q, Ref. VRD District Heating RB (LOC–Deutsche Bank AG)(c)(d)	0.16%	12/01/28	985	985,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Smyrna (City of), Georgia Housing Authority (F&M Villages); Series 1997, VRD MFH RB (CEP–FNMA)	0.13%	06/01/25	$2,260	$2,260,000

South Carolina (State of) Jobs-Economic Development Authority (Heathwood Hall Episcopal School); Series 2001, VRD RB (LOC–Wells Fargo Bank, N.A.)(d)	0.15%	08/01/29	1,200	1,200,000

South Dakota (State of) Health & Educational Facilities Authority (Regional Health, Inc.); Series 2008, VRD RB (LOC–U.S. Bank, N.A.)(d)	0.15%	09/01/27	8,400	8,400,000

Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)	0.14%	07/15/31	1,750	1,750,000

USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC–JPMorgan Chase Bank N.A.)(d)	0.15%	11/15/24	4,800	4,800,000

Warren (County of), Ohio (Otterbein Homes); Series 1998 A, Ref. VRD Health Care Facilities Improvement RB (LOC–U.S. Bank, N.A.)(d)	0.17%	07/01/21	9,550	9,550,000

Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC–U.S. Bank, N.A.)(d)	0.16%	10/01/26	4,400	4,400,000

Washington (State of) Housing Finance Commission (Seattle Country Day School); Series 2006, VRD Non-Profit RB (LOC–Bank of America, N.A.)(d)	0.14%	07/01/32	900	900,000

Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group); Series 2008 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.16%	02/01/34	7,600	7,600,000

Total Variable Rate Demand Notes (Cost $262,640,000)				262,640,000

Certificates of Deposit–9.18%
Bank of Montreal	0.15%	03/02/12	12,500	12,500,000

Bank of Nova Scotia, Sr. Unsec	0.33%	08/21/12	25,000	25,000,000

Bank of Tokyo-Mitsubishi UFJ Ltd. (The)	0.25%	04/20/12	20,000	20,000,000

Toronto-Dominio Bank	0.16%	04/17/12	70,000	70,000,000

Total Certificates of Deposit (Cost $127,500,000)				127,500,000

Medium-Term Notes–2.95%
General Electric Capital Corp. Sr. Unsec. Global MTN	2.80%	01/08/13	5,795	5,895,463

Toyota Motor Credit Corp. Sr. Unsec. Floating Rate MTN	0.83%	01/15/13	35,000	35,000,000

Total Medium-Term Notes (Cost $40,895,463)				40,895,463

Bank Notes–1.80%
Royal Bank of Canada, Sr. Unsec. Notes(b)(c)(d) (Cost $25,000,000)	0.63%	03/01/13	25,000,000	25,000,000

TOTAL INVESTMENTS (excluding Repurchase Agreements)–90.77% (Cost $1,260,288,994)				1,260,288,994

			Repurchase
			Amount
Repurchase Agreements–11.20%(g)
Credit Suisse Securities (USA) LLC, Joint open agreement dated 02/23/12 (collateralized by U.S. Government sponsored agency obligations valued at $255,000,025; 0%, 06/15/18-07/15/41)(c)(h)	0.37%	—	—	25,000,000

Wells Fargo Securities, LLC, Joint agreement dated 02/29/12, aggregate maturing value of $500,002,500 (collateralized by U.S. Government sponsored agency obligations valued at $510,000,001; 2.11%-12.50%, 05/15/12-03/01/42),	0.18%	03/01/12	125,571,124	125,571,124

Wells Fargo Securities, LLC, Joint agreement dated 02/29/12, aggregate maturing value of $750,004,583 (collateralized by Mortgage-Backed Securities & Other Instruments valued at $787,500,001; 0%-10.40%, 03/01/12-12/12/49),	0.22%	03/01/12	5,000,000	5,000,000

Total Repurchase Agreements (Cost $155,571,124)				155,571,124

TOTAL INVESTMENTS(i)(j)–101.97% (Cost $1,415,860,118)				1,415,860,118

OTHER ASSETS LESS LIABILITIES–(1.97)%				(27,375,667)

NET ASSETS–100.00%				$1,388,484,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Money Market Fund

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
MTN	– Medium-Term Notes
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $726,352,166, which represented 52.31% of the Trust’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Canada: 8.3%; Japan: 8.3%; other countries less than 5% each: 12.9%.
(d)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(i)	Also represents cost for federal income tax purposes.
(j)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Money Market Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, excluding repurchase agreements, at value and cost	$1,260,288,994

Repurchase agreements, at value and cost	155,571,124

Total investments, at value and cost	1,415,860,118

Receivable for:
Investments sold	105,000

Fund shares sold	3,033,499

Interest	158,757

Fund expenses absorbed	435,195

Investment for trustee deferred compensation and retirement plans	111,452

Other assets	43,690

Total assets	1,419,747,711

Liabilities:
Payable for:
Investments purchased	24,988,646

Fund shares reacquired	5,027,611

Dividends	618

Accrued fees to affiliates	852,738

Accrued other operating expenses	101,741

Trustee deferred compensation and retirement plans	291,906

Total liabilities	31,263,260

Net assets applicable to shares outstanding	$1,388,484,451

Net assets consist of:
Shares of beneficial interest	$1,388,464,958

Undistributed net investment income	42,868

Undistributed net realized gain (loss)	(23,375)

$1,388,484,451

Net Assets:
Invesco Cash Reserve Shares	$720,424,736

Class A5	$225,692,914

Class B	$67,347,573

Class B5	$22,777,783

Class C	$84,040,141

Class C5	$16,163,407

Class R	$46,508,651

Class Y	$12,675,066

Investor Class	$192,854,180

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	720,600,693

Class A5	225,730,585

Class B	67,387,513

Class B5	22,787,413

Class C	84,071,252

Class C5	16,187,029

Class R	46,514,454

Class Y	12,674,813

Investor Class	192,927,901

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Money Market Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$3,237,853

Expenses:
Advisory fees	5,621,720

Administrative services fees	416,570

Custodian fees	60,284

Distribution fees:
Invesco Cash Reserve Shares	1,088,635

Class A5	381,794

Class B	670,384

Class B5	282,740

Class C	788,004

Class C5	177,072

Class R	185,237

Transfer agent fees	3,575,799

Trustees’ and officers’ fees and benefits	84,443

Other	310,308

Total expenses	13,642,990

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(10,778,795)

Net expenses	2,864,195

Net investment income	373,658

Net realized gain (loss) from investment securities	(12,240)

Net increase in net assets resulting from operations	$361,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Money Market Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	2012	2011

Operations:
Net investment income	$373,658	$505,613

Net realized gain (loss)	(12,240)	301

Net increase in net assets resulting from operations	361,418	505,914

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(174,737)	(211,858)

Class A5	(63,688)	(105,322)

Class B	(17,885)	(26,756)

Class B5	(8,097)	(16,385)

Class C	(21,046)	(27,558)

Class C5	(4,890)	(8,896)

Class R	(11,815)	(15,207)

Class Y	(3,697)	(4,955)

Investor Class	(50,506)	(71,831)

Total distributions from net investment income	(356,361)	(488,768)

Share transactions–net:
Invesco Cash Reserve Shares	63,858,412	4,800,248

Class A5	(66,412,403)	292,101,248

Class B	(6,170,174)	(19,752,452)

Class B5	(20,025,186)	42,802,376

Class C	1,473,168	(10,731,785)

Class C5	(8,622,106)	24,784,945

Class R	(717,566)	4,659,772

Class Y	(1,737,023)	(344,031)

Investor Class	(12,121,517)	(28,460,366)

Net increase (decrease) in net assets resulting from share transactions	(50,474,395)	309,859,955

Net increase (decrease) in net assets	(50,469,338)	309,877,101

Net assets:
Beginning of year	1,438,953,789	1,129,076,688

End of year (includes undistributed net investment income of $42,868 and $48,389, respectively)	$1,388,484,451	$1,438,953,789

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The Fund currently consists of ten different classes of shares: Invesco Cash Reserve shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y, Investor Class and Institutional Class. Class A5, Class B5 and Class C5 shares are closed to new investors. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class C and C5 shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve shares, Class A5,

13        Invesco Money Market Fund

Class R, Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B and Class B5 shares are no longer permitted. Existing shareholders of Class B and Class B5 shares may continue to reinvest dividends and capital gains distributions in Class B and Class B5 shares, respectively until they convert. Also, shareholders in Class B and Class B5 shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B and Class B5 shares will automatically convert to Invesco Cash Reserve shares and Class A5 shares, respectively on or about the month-end which is at least eight years after the date of purchase. Institutional Class shares have not commenced operations. Redemption of Class B and Class B5 shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked

14        Invesco Money Market Fund

to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.40%

Over $1 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended February 29, 2012, the Adviser waived advisory fees and reimbursed Fund level expenses of $7,198,212 and reimbursed class level expenses of $1,088,635, $381,794, $670,384, $282,740, $788,004, $177,072 and $185,237 of Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5 and Class R shares, respectively, in order to increase the Fund’s yield.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5 and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class A5 shares, 0.90% of the average daily net assets of Class B, Class B5, Class C and Class C5 shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the plans are shown in the Statement of Operations as distribution fees.
  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $12,369, $272,941, $68,768, $30,228 and $2,467 from Invesco Cash Reserve Shares, Class B, Class B5, Class C and Class C5 shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

15        Invesco Money Market Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$1,415,860,118	$—	$1,415,860,118

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities purchases of $46,981,136 and securities sales of $8,485,785.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,717.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $2,558 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Distributions paid from ordinary income	$356,361	$488,768

16        Invesco Money Market Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$310,773

Temporary book/tax differences	(267,905)

Capital loss carryforward	(23,375)

Shares of beneficial interest	1,388,464,958

Total net assets	$1,388,484,451

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 29, 2016	$8,400	$—	$8,400

February 28, 2017	2,572	—	2,572

February 28, 2018	163	—	163

Not subject to expiration	12,240	—	12,240

	$23,375	$—	$23,375

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 29, 2012, undistributed net investment income was decreased by $22,818, undistributed net realized gain (loss) was increased by $406 and shares of beneficial interest was increased by $22,412. This reclassification had no effect on the net assets of the Fund.

17        Invesco Money Market Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve Shares	828,561,021	$828,561,021	639,796,985	$639,796,985

Class A5	22,673,290	22,673,290	29,560,669	29,560,669

Class B	61,303,402	61,303,402	54,705,422	54,705,422

Class B5	54,626	54,626	857,227	857,227

Class C	90,099,764	90,099,764	83,888,511	83,888,511

Class C5	798,124	798,124	776,273	776,273

Class R	35,273,471	35,273,471	31,737,097	31,737,097

Class Y	12,944,786	12,944,786	38,741,797	38,741,797

Investor Class	118,059,351	118,059,351	115,173,186	115,173,186

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	167,759	167,759	204,666	204,666

Class A5	58,829	58,829	102,521	102,521

Class B	16,669	16,669	25,560	25,560

Class B5	7,622	7,622	15,674	15,674

Class C	19,901	19,901	26,395	26,395

Class C5	4,572	4,572	8,340	8,340

Class R	11,665	11,665	15,102	15,102

Class Y	3,644	3,644	4,835	4,835

Investor Class	49,866	49,866	70,902	70,902

Issued in connection with acquisitions:(b)
Class A5	—	—	459,733,316	459,691,576

Class B5	—	—	73,483,536	73,473,313

Class C5	—	—	45,337,500	45,313,310

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class B5 Shares to Class A5 Shares:
Invesco Cash Reserve Shares	14,027,439	14,027,439	16,446,369	16,446,369

Class A5	7,451,797	7,451,797	7,513,037	7,513,037

Class B	(14,027,439)	(14,027,439)	(16,446,369)	(16,446,369)

Class B5	(7,451,797)	(7,451,797)	(7,513,037)	(7,513,037)

Reacquired:
Invesco Cash Reserve Shares	(778,897,807)	(778,897,807)	(651,647,772)	(651,647,772)

Class A5	(96,596,319)	(96,596,319)	(204,766,555)	(204,766,555)

Class B	(53,462,806)	(53,462,806)	(58,037,065)	(58,037,065)

Class B5	(12,635,637)	(12,635,637)	(24,030,801)	(24,030,801)

Class C	(88,646,497)	(88,646,497)	(94,646,691)	(94,646,691)

Class C5	(9,424,802)	(9,424,802)	(21,312,978)	(21,312,978)

Class R	(36,002,702)	(36,002,702)	(27,092,427)	(27,092,427)

Class Y	(14,685,453)	(14,685,453)	(39,090,663)	(39,090,663)

Investor Class	(130,230,734)	(130,230,734)	(143,704,454)	(143,704,454)

Net increase (decrease) in share activity	(50,474,395)	$(50,474,395)	309,936,108	$309,859,955

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust had no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on June 7, 2010, the Fund acquired all the net assets of Invesco Van Kampen Money Market Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Invesco Van Kampen Money Market Fund on May 11, 2010. The acquisition was accomplished by a tax-free exchange of 578,554,352 shares of the Fund for 578,554,352 shares outstanding of Invesco Van Kampen Money Market Fund as of the close of business on June 4, 2010. Each class of Invesco Van Kampen Money Market Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Van Kampen Money Market Fund to the net asset value of the Fund on the close of business, June 4, 2010. Invesco Van Kampen Money Market Fund’s net assets at that date of $578,478,199, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition was $1,078,086,792.

18        Invesco Money Market Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		average
	of period	income		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets

Invesco Cash Reserve Shares
Year ended 02/29/12	$1.00	$0.00	(b)	$(0.00)	$0.00	$(0.00)	$1.00	0.03%	$720,425	0.19	%(c)	0.84	%(c)	0.03	%(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	656,565	0.29		0.83		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	651,757	0.31	(d)	0.85	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.21	727,519	0.90		0.96		3.10
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.46	554,686	1.00		1.00		4.37

Class A5
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	225,693	0.19	(c)	0.84	(c)	0.03	(c)
Nine months ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	292,104	0.28	(d)	0.82	(d)	0.04	(d)

Class B
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	67,348	0.19	(c)	1.59	(c)	0.03	(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	73,517	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	132,033	1.66		1.72		2.34
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	135,772	1.75		1.75		3.62

Class B5
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	22,778	0.19	(c)	1.59	(c)	0.03	(c)
Nine months ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	42,803	0.28	(d)	1.57	(d)	0.04	(d)

Class C
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	84,040	0.19	(c)	1.59	(c)	0.03	(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	82,567	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	112,005	1.65		1.71		2.35
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	81,387	1.75		1.75		3.62

Class C5
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	16,163	0.19	(c)	1.59	(c)	0.03	(c)
Nine months ended 02/28/11(e)	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	24,785	0.28	(d)	1.57	(d)	0.04	(d)

Class R
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	46,509	0.19	(c)	1.09	(c)	0.03	(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	47,227	0.29		1.08		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(d)	1.10	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	2.95	26,806	1.15		1.21		2.85
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.20	18,731	1.25		1.25		4.12

Class Y
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	12,675	0.19	(c)	0.69	(c)	0.03	(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	14,412	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09(e)	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(d)	0.74	(d)	0.87	(d)

Investor Class
Year ended 02/29/12	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.03	192,854	0.19	(c)	0.69	(c)	0.03	(c)
Year ended 02/28/11	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.03	204,974	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.41	296,623	0.71		0.71		3.29
Year ended 07/31/07	1.00	0.05		—	0.05	(0.05)	1.00	4.72	270,679	0.75		0.75		4.62

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s) of $725,757, $254,529, $74,487, $31,415, $87,556, $19,675, $46,309, $14,477, and $209,143 for Invesco Cash Reserve Shares, Class A5, Class B, Class B5, Class C, Class C5, Class R, Class Y and Investor Class shares, respectively
(d)	Annualized.
(e)	Commencement date of June 7, 2010 for Class A5, Class B5, and Class C5 shares and October 3, 2008 for Class Y shares.

19        Invesco Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

20        Invesco Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Invesco Cash Reserve Shares	$1,000.00	$1,000.10	$0.94	$1,023.92	$0.96	0.19%

A5	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

B	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

B5	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

C	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

C5	1,000.00	1,000.10	0.94	1,023.90	0.96	0.19

R	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

Y	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

Investor	1,000.00	1,000.10	0.94	1,023.92	0.96	0.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21        Invesco Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Money Market Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2        Invesco Money Market Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco Money Market Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco Money Market Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MKT-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Municipal Bond Fund
Nasdaq:
A: AMBDX • B: AMBBX • C: AMBCX • Y: AMBYX • Investor: AMBIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
24	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It's important to remember that an investment's long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Municipal Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Municipal Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco Municipal Bond Fund posted positive returns. The Fund’s Class A shares at net asset value (NAV) outperformed the Fund’s broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s hospital allocation and exposure to lower quality credits contributed to this outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.06%

Class B Shares	12.22

Class C Shares	12.24

Class Y Shares	13.34

Investor Class Shares	13.14

Barclays Municipal Bond Index▼ (Broad Market/Style-Specific Index)	12.42

Lipper General Municipal Debt Funds Index▼ (Peer Group Index)	14.39

Source(s): ▼Lipper Inc.

How we invest
To pursue the Fund’s objective of achieving current income exempt from federal income taxes, we invest the Fund’s assets primarily in investment grade municipal securities, including both revenue bonds (repaid from revenues generated by the projects they fund) and general obligation bonds (repaid from the municipality’s general revenues).
     We believe that active management of the portfolio can provide a steady stream of federally tax-exempt income while providing protection of principal.
     The Fund invests primarily in high quality municipal debt securities we believe have favorable prospects for high current income and pay interest excluded from gross income for federal income tax purposes. Up to 20% of the Fund’s assets may be invested in municipal debt securities that are determined to be below investment grade quality.
     We approach the portfolio construction process with a macro view of the economy and micro view of the municipal bond market. From that point, we evaluate the universe of available supply with a series of criteria that includes price, credit quality, maturity, expensive/cheap analysis, taxability, liquidity and sector.
     The Fund assesses creditworthiness of individual securities based on financial characteristics and covenants of the issues. Geographic considerations are evaluated to assess the potential for future tax and revenue streams for the municipality or taxing authority backing the bond.
     We may sell a holding if we see degradation in the issuer’s credit quality, to limit or reduce exposure to a particular sector or issuer, or to shorten or lengthen the Fund’s duration.

Market conditions and your Fund
For the fiscal year ended February 29, 2012, the municipal market performed strongly. The Barclays Municipal Bond Index returned 12.42%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 8.37%; the Barclays U.S. Corporate High Yield Index, which returned 6.94%; the Barclays U.S. Corporate Investment Grade Index, which returned

10.37%; and the Barclays U.S. Mortgage Backed Securities Index, which returned 6.44%.1
     During 2011, credit fundamentals remained strong, and default rates continued their downward trend. In line with the drop exhibited from 2009 to 2010, the number of defaults in 2011 was muted and lower than 2010. Despite a few high profile bankruptcies such as Harrisburg, Pennsylvania, Jefferson County, Alabama, and Central Falls, Rhode Island, defaults came nowhere near the “hundreds of billions of dollars” predicted by well-known analyst Meredith Whitney at the end of 2010.2
     In terms of municipal fund flows, Whitney’s prediction raised concerns regarding the credit stability of municipalities and the heightened risk of unprecedented defaults in 2011. Retail investors, who already had been making withdrawals from municipal bond mutual funds, heeded Whitney’s warning and began to sell shares at a record pace.3 Money was withdrawn from municipal mutual funds for 29 straight weeks3, but by the end of the third quarter of 2011, the tide had changed. This increase in demand in the third quarter had a positive effect on municipal market performance during the reporting period.
     In terms of yield curve positioning, the Fund’s overweight exposure to the intermediate part (15 to 20 years) and long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period.
     Sector performance was driven by spread tightening between lower rated and higher rated investment grade municipal securities for most of the reporting period, largely due to declining yields, increased demand and lower tax-exempt issuance. As a result, our overweight exposure to lower quality credits contributed to Fund performance as these credits outperformed their higher quality counterparts. The Fund’s allocation to unrated bonds also contributed to relative performance.

Portfolio Composition
By credit sector

Revenue Bonds	75.7%

General Obligation Bonds	11.4

Pre-Refunded Bonds	6.5

Other	6.4

Total Net Assets	$542.2 million

Total Number of Holdings	349

Top Five Fixed Income Holdings

				% of
		Coupon	Maturity	Net Assets

1.	Petersburg (City of)	5.40%	8/1/17	2.1%

2.	Suffolk (County of)	2.00	7/12/12	1.4

3.	Massachusetts (State of) Development Finance Agency	6.00	5/15/59	1.3

4.	Lake Tapps Parkway Properties	0.19	12/1/19	1.2

5.	Moon (Township of) Industrial Development Authority	0.16	7/1/38	1.2
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Municipal Bond Fund

     Our overweight exposure and security selection in hospital and higher education bonds contributed to Fund returns for the reporting period. Our underweight exposure to state general obligation bonds detracted from performance.
     Thank you for investing in Invesco Municipal Bond Fund and for sharing our long-term investment horizon.
1 Source: Lipper Inc.
2 Source: CBS News
3 Source: The Bond Buyer
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Effective March 1, 2012, after the close of the reporting period, Richard Berry and Stephen Turman left the management team.

5	Invesco Municipal Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment - Oldest Share Class(es)
Fund and index data from 2/28/02

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before-tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Municipal Bond Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes on	and Sale of
		Before Taxes	Distributions	Fund Shares
Class A Shares

Inception (3/28/77)		5.92%	5.70%	5.69%

10	Years	4.36	4.36	4.35

5	Years	3.96	3.96	4.00

1	Year	7.72	7.72	6.61

Class B Shares

Inception (9/1/93)		4.43%	4.40%	4.39%

10	Years	4.26	4.26	4.20

5	Years	3.84	3.84	3.80

1	Year	7.22	7.22	6.08

Class C Shares

Inception (8/4/97)		3.95%	3.95%	3.93%

10	Years	4.08	4.08	4.03

5	Years	4.19	4.19	4.10

1	Year	11.24	11.24	8.70

Class Y Shares

10	Years	4.96%	4.96%	4.90%

5	Years	5.14	5.14	5.04

1	Year	13.34	13.34	10.43

Investor Class Shares

10	Years	4.97%	4.97%	4.91%

5	Years	5.07	5.07	4.98

1	Year	13.14	13.14	10.24

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes on	and Sale of
		Before Taxes	Distributions	Fund Shares
Class A Shares

Inception (3/28/77)		5.85%	5.63%	5.63%

10	Years	4.33	4.33	4.34

5	Years	3.55	3.55	3.65

1	Year	5.20	5.20	4.97

Class B Shares

Inception (9/1/93)		4.30%	4.26%	4.28%

10	Years	4.20	4.20	4.16

5	Years	3.40	3.40	3.44

1	Year	4.58	4.58	4.37

Class C Shares

Inception (8/4/97)		3.79%	3.78%	3.79%

10	Years	4.05	4.05	4.01

5	Years	3.75	3.75	3.73

1	Year	8.60	8.60	6.98

Class Y Shares

10	Years	4.92%	4.92%	4.88%

5	Years	4.72	4.72	4.69

1	Year	10.68	10.68	8.71

Investor Class Shares

10	Years	4.93%	4.93%	4.89%

5	Years	4.64	4.64	4.61

1	Year	10.48	10.48	8.52

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.70%, 1.45%, 1.45%, 0.45% and 0.70%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.83%, 1.58%, 1.58%, 0.58% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and

Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Municipal Bond Fund

Invesco Municipal Bond Fund’s investment objective is federal tax-exempt current income.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the
Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

About indexes used in this report
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

■	The Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

■	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of fixed-rate, investment grade taxable bond debt.

■	The Barclays U.S. Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

■	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AMBDX
Class B Shares	AMBBX
Class C Shares	AMBCX
Class Y Shares	AMBYX
Investor Class Shares	AMBIX

8	Invesco Municipal Bond Fund

Schedule of Investments

February 29, 2012

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–98.74%
Alabama–0.61%
Auburn University; Series 2011 A, General Fee RB	5.00%	06/01/36	$1,000	$1,123,980

Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (INS–AGC)(a)	6.00%	06/01/39	1,000	1,144,500

University of Alabama; Series 2004 A, General RB (INS–NATL)(a)	5.00%	07/01/29	1,000	1,049,780

				3,318,260

Alaska–1.06%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/40	1,250	1,340,975

Series 2011 A, RB	5.50%	10/01/41	3,000	3,356,640

Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.38%	06/01/28	1,025	1,067,291

				5,764,906

Arizona–0.78%
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/39	1,000	1,081,410

Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2012, Education RB	6.30%	07/01/42	250	252,537

Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/25	1,000	1,184,150

Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	500	587,210

Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(a)	5.00%	07/01/24	1,000	1,106,270

				4,211,577

Arkansas–0.98%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/34	1,825	2,031,517

Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds	4.60%	03/01/24	1,495	1,678,347

North Little Rock Health Facilities Board (Baptist Health); Series 2001, Health Care RB	5.70%	07/01/22	500	501,125

University of Arkansas (Fayetteville Campus); Series 2011 A, Various Facility RB	4.63%	11/01/36	1,000	1,079,230

				5,290,219

California–6.77%
ABAG Finance Authority for Non-profit Corps. (Odd Fellows Home of California); Series 1999, COP (INS–Cal-Mortgage)(a)	6.00%	08/15/24	1,000	1,022,690

Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	735	845,485

Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/22	2,000	2,315,980

California (State of) Department of Water Resources; Series 2002 A, Power Supply RB(b)(c)	5.38%	05/01/12	1,000	1,019,060

California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/38	500	523,150

California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB (INS–Cal-Mortgage)(a)	5.50%	02/01/24	1,000	1,104,100

California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB	5.00%	01/01/28	1,525	1,628,761

Series 2011, RB	5.75%	01/01/33	450	497,304

California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB (INS–Cal-Mortgage)(a)	5.75%	08/15/38	500	532,820

California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	250	277,550

Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	1,000	1,069,500

Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/39	1,000	226,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

El Centro (City of) Financing Authority; Series 2006 A, Wastewater RB (INS–AGM)(a)	5.00%	10/01/26	$2,000	$2,146,720

Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/28	1,000	1,006,690

Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/26	2,000	2,340,400

Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/34	1,500	431,475

Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,692,405

Los Angeles Unified School District (Election of 2002); Series 2007 B, Unlimited Tax GO Bonds (INS–AMBAC)(a)	4.50%	07/01/26	2,000	2,181,660

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,500	1,684,740

Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/33	775	859,669

Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	08/01/26	1,080	1,149,800

Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/35	1,500	450,615

Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/25	1,415	1,602,516

Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.13%	08/01/37	2,000	2,143,720

Regents of the University of California; Series 2009 O, General RB	5.25%	05/15/39	500	560,215

Sacramento (County of); Series 2009 B, Sr. Airport System RB (INS–AGC)(a)	5.50%	07/01/34	1,500	1,641,930

San Bernardino Community College District (Election of 2002); Series 2008 A, Unlimited Tax GO Bonds	6.50%	08/01/28	525	646,244

San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/31	1,500	1,713,090

Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/26	1,250	667,750

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/34	1,000	1,114,600

Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–AGC)(a)	5.00%	09/01/33	1,500	1,589,040

				36,685,959

Colorado–1.26%
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, Water Resource RB (INS–AGC)(a)	5.13%	12/01/30	400	442,740

Series 2009 A, Water Resource RB (INS–AGC)(a)	5.25%	12/01/38	525	568,160

Colorado Springs (City of);
Series 2009, Ref. Hospital RB	6.25%	12/15/33	1,200	1,335,432

Series 2010 D-1, Utilities System RB	5.25%	11/15/33	1,000	1,194,580

Denver (City of) Health & Hospital Authority; Series 2004 A, Ref. Health Care RB(b)(c)	6.25%	12/01/14	750	870,923

Telluride (Town of); Series 2010, Ref. Excise Tax RB (INS–AGM)(a)	5.00%	12/01/36	1,000	1,122,250

University of Colorado; Series 2009 A, Enterprise System RB	5.25%	06/01/30	1,075	1,282,991

				6,817,076

Connecticut–2.55%
Area Cooperative Educational Services (Staff Development/Administration Facility); Series 1999, Unlimited Tax GO Bonds (INS–ACA)(a)	5.63%	07/15/19	1,060	1,055,188

Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(e)	6.60%	07/01/24	1,000	1,000,050

Connecticut (State of) (Transportation Infrastructure); Series 1991 B, Special Tax Obligation RB	6.50%	10/01/12	1,500	1,555,215

Connecticut (State of) Development Authority (The Connecticut Light & Power Co.); Series 2011 A, Ref. PCR	4.38%	09/01/28	1,000	1,054,500

Connecticut (State of) Health & Educational Facilities Authority (Bridgeport Hospital); Series 1992 A, RB (INS–NATL)(a)	6.63%	07/01/18	725	730,691

Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/26	1,000	1,107,230

Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 J, RB (INS–NATL)(a)	5.75%	07/01/33	1,000	1,128,990

Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/41	1,000	1,091,150

Connecticut (State of) Housing Finance Authority; Series 1998 C, Housing Mortgage Finance Program RB(e)	5.50%	11/15/35	1,775	1,776,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–(continued)

Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	$3,000	$3,340,440

				13,839,732

Delaware–0.21%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/31	1,050	1,139,576

District of Columbia–0.42%
District of Columbia (Gonzaga College High School); Series 1999, RB (INS–AGM)(a)	5.38%	07/01/19	1,055	1,057,912

District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,205	1,243,005

				2,300,917

Florida–4.79%
Bartow (City of); Series 2006, Ref. Water & Sewer System RB (INS–NATL)(a)	4.25%	10/01/29	5,000	4,954,000

Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,702,290

Crossings at Fleming Island Community Development District; Series 2000 B, Ref. Special Assessment RB (INS–NATL)(a)	5.80%	05/01/16	910	912,038

Florida (State of) Higher Educational Facilities Financial Authority (Rollins College);
Series 2010, RB	4.75%	12/01/30	2,000	2,190,980

Series 2010, RB	5.00%	12/01/37	2,250	2,432,812

Jacksonville (City of) Health Facilities Authority (Ascension Health Credit Group); Series 2002 A, RB	5.25%	11/15/32	1,535	1,567,880

Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	1,500	1,550,610

Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/34	500	530,920

Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	5.38%	07/01/29	1,000	1,117,460

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/34	1,000	1,087,280

Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/39	775	843,394

Miami-Dade (County of) (Miami International Airport);
Series 2000 B, Aviation RB (INS–NATL)(a)	5.75%	10/01/29	2,000	2,013,460

Series 2010 A, Aviation RB	5.38%	10/01/35	1,105	1,231,909

Miami-Dade (County of); Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/39	550	618,376

Miami-Dade (County of); Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/35	1,205	1,285,048

Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/30	625	681,175

Sunrise (City of); Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/28	1,150	1,255,283

				25,974,915

Georgia–3.91%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/34	1,000	1,108,860

Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/34	1,500	1,669,335

Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/39	1,500	1,667,460

Series 2010 C, Ref. General Airport RB	5.25%	01/01/30	1,500	1,672,050

Series 2010 C, Ref. General Airport RB	6.00%	01/01/30	1,000	1,220,500

Series 2010 C, Ref. General Airport RB (INS–AGM)(a)	5.25%	01/01/30	1,500	1,701,060

DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	600	725,538

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/34	1,000	1,113,690

Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	2,138,540

Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC (INS–AGC)(a)	6.38%	08/01/29	2,135	2,485,909

Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	1,500	1,611,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS–AGC)(a)	5.50%	06/15/35	$1,020	$1,144,246

Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/30	750	802,477

Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/41	2,000	2,135,740

				21,197,005

Guam–0.22%
Guam (Territory of) Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/37	1,100	1,188,803

Idaho–0.14%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	6.13%	12/01/28	655	781,277

Illinois–6.82%
Bellwood (Village of); Series 2002, Unlimited Tax GO Bonds(b)(c)	5.25%	12/01/12	1,000	1,038,430

Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(e)	6.13%	02/20/42	1,470	1,483,024

Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/33	1,270	1,410,589

Chicago (City of);
Series 2001, Special Transportation RB(b)(c)	5.25%	07/01/12	1,000	1,010,880

Series 2011 A, Sales Tax RB	5.00%	01/01/41	1,000	1,102,440

Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/19	1,750	1,756,615

Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB	6.00%	10/01/32	1,000	1,168,130

Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(c)	6.25%	04/15/22	1,000	1,299,490

Series 1992 C, RB(c)	6.25%	04/15/22	1,150	1,494,414

Illinois (State of) Finance Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(g)	0.13%	01/01/16	1,620	1,620,000

Illinois (State of) Finance Authority (Northwestern University); Series 1997, Medium-Term RB(b)(c)(h)	5.25%	11/01/14	1,000	1,130,150

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 B, RB (INS–AGM)(a)	5.25%	05/15/29	3,000	3,162,900

Illinois (State of) Finance Authority (Robert Morris College);
Series 2000, RB (INS–NATL)(a)	5.75%	06/01/20	1,305	1,307,727

Series 2000, RB (INS–NATL)(a)	5.80%	06/01/30	1,000	1,001,100

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/35	1,000	1,089,470

Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/34	1,000	1,082,210

Series 2011 A, RB (INS–AGM)(a)	6.00%	08/15/41	650	735,410

Illinois (State of) Finance Authority (The Children’s Memorial Hospital); Series 2008 C, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(g)	0.15%	08/15/25	4,327	4,327,000

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 A, RB (INS–NATL)(a)	5.25%	06/15/42	1,000	1,020,750

Illinois (State of) Municipal Electric Agency; Series 2006, Power Supply System RB (INS–NATL)(a)	5.00%	02/01/26	4,000	4,284,960

Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.50%	04/01/26	2,000	2,248,580

Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.25%	04/01/28	2,000	2,186,420

				36,960,689

Indiana–4.24%
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/41	1,000	1,072,780

Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	229,572

Indianapolis (City of) Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–AMBAC)(a)(e)	5.00%	01/01/18	500	553,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks);
Series 2002 A, RB(b)(c)	5.25%	07/01/12	$1,000	$1,017,180

Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/29	1,000	1,123,350

Lafayette (City of); Series 2002, Sewage Works RB(b)(c)	5.15%	07/01/12	1,000	1,027,010

Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–AGM)(a)	5.25%	01/15/27	2,815	3,227,538

Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB	5.25%	08/01/25	1,570	1,799,440

Northern Wells Community School Building Corp.; Series 2002, First Mortgage RB(b)(c)	5.40%	07/15/12	500	509,950

Petersburg (City of) (Indianapolis Power & Light Co.); Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/17	9,850	11,365,423

Rockville School Building Corp.; Series 2006, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/26	1,000	1,079,130

				23,004,733

Iowa–0.91%
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB	5.50%	06/15/30	1,000	1,096,430

Series 2011, Hospital RB	5.63%	06/15/31	1,500	1,655,490

Iowa (State of) Finance Authority (Iowa Health System); Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/29	2,000	2,200,920

				4,952,840

Kansas–0.20%
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.38%	03/01/29	1,000	1,095,910

Kentucky–0.22%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/33	1,070	1,190,140

Louisiana–5.03%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/34	550	597,443

East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB	5.25%	02/01/34	1,550	1,738,186

Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB	6.00%	01/01/39	1,000	1,074,730

Series 2011 A, Ref. Hospital RB (INS–AGM)(a)	5.38%	01/01/31	400	431,776

Series 2011 A, Ref. Hospital RB (INS–AGM)(a)	6.00%	01/01/39	1,000	1,113,340

Jefferson (Parish of) Hospital Service District No. 2 (East Jefferson General Hospital); Series 2011, Ref. Hospital RB	6.25%	07/01/31	1,000	1,136,660

Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.00%	10/01/25	1,000	1,125,420

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA)(a)	6.55%	09/01/25	4,860	5,097,605

Series 2000 A, RB (INS–AMBAC)(a)	6.30%	07/01/30	2,000	2,123,460

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,122,110

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.50%	02/01/39	1,500	1,672,440

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Parking Facilities Corp. Garage); Series 2001 A, RB (INS–AMBAC)(a)	5.20%	10/01/20	1,760	1,762,006

Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,839,520

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/26	1,010	1,347,128

Louisiana (State of) Public Facilities Authority (Tulane University); Series 2002 A, RB(b)(c)	5.13%	07/01/12	2,100	2,135,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/31	$2,645	$2,952,614

				27,269,928

Maine–0.10%
Maine (State of) Housing Authority; Series 2007 E, Mortgage Purchase RB(e)	5.30%	11/15/23	500	522,495

Maryland–0.39%
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	08/15/41	2,000	2,140,760

Massachusetts–3.65%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS–NATL)(a)	5.25%	11/01/19	5,385	6,261,301

Massachusetts (State of) Bay Transportation Authority; Series 2002 A, Sr. Sales Tax RB(b)(c)	5.00%	07/01/12	1,500	1,524,765

Massachusetts (State of) Development Finance Agency (Boston University); Series 1999 P, RB	6.00%	05/15/59	5,500	6,758,345

Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(a)	5.25%	07/01/33	750	838,222

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/17	732	678,419

Series 2011 A-2, RB	5.50%	11/15/46	38	23,138

Series 2011 B, RB(d)	0.00%	11/15/56	187	990

Massachusetts (State of) Development Finance Agency (Olin College); Series 2003 B, RB (INS–SGI)(a)	5.25%	07/01/33	2,500	2,553,500

Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/36	1,000	1,131,720

				19,770,400

Michigan–1.81%
Almont Community Schools; Series 2002, Ref. School Building & Site Unlimited Tax GO Bonds(b)(c)	5.00%	11/01/12	1,000	1,032,560

Chippewa Valley Schools; Series 2002, Ref. Unlimited Tax GO Bonds(b)(c)	5.13%	05/01/12	1,000	1,008,620

Detroit (City of); Series 2006 B, Second Lien Water Supply System RB (INS–AGM)(a)	6.25%	07/01/36	1,000	1,148,320

Jackson (City of) Brownfield Redevelopment Authority; Series 2002, Tax Increment Allocation RB(b)(c)	5.13%	06/01/12	1,000	1,012,660

Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/29	500	564,540

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)(g)	0.13%	10/15/38	2,852	2,852,000

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/34	1,000	779,780

Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,435,069

				9,833,549

Minnesota–1.10%
Minneapolis (City of) (Fairview Health Services); Series 2008 B, Health Care System RB (INS–AGC)(a)	6.50%	11/15/38	1,275	1,501,517

Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/30	1,060	1,156,926

Minnesota (State of) Tobacco Securitization Authority; Series 2011 B, Tobacco Settlement RB	5.25%	03/01/31	1,000	1,089,750

St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	2,205,200

				5,953,393

Missouri–1.34%
Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	1,041,990

Gladstone (City of); Series 2006 A, COP (INS–SGI)(a)	5.00%	06/01/22	1,295	1,406,655

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/27	1,000	1,101,930

Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,697,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–AMBAC)(a)	4.50%	02/15/28	$1,000	$1,019,800

				7,268,100

Montana–0.21%
Montana (State of) Facility Finance Authority (Benefis Health System Obligated Group); Series 2011 A, Hospital RB (INS–AGC)(a)	5.75%	01/01/31	1,000	1,147,200

Nebraska–0.41%
Nebraska (State of) Investment Finance Authority; Series 2010 A, Single Family Housing RB (CEP–GNMA)	5.90%	09/01/36	1,000	1,126,480

University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	1,000	1,099,140

				2,225,620

Nevada–1.97%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	2,145,120

Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/39	1,500	1,631,865

Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds	5.63%	07/01/32	1,500	1,713,135

Clark (County of);
Series 2001, Bond Bank Limited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/31	2,145	2,151,778

Series 2004 A-2, Sub. Lien Airport System RB (INS–NATL)(a)	5.13%	07/01/25	1,000	1,079,020

Series 2004 A-2, Sub. Lien Airport System RB (INS–NATL)(a)	5.13%	07/01/27	1,000	1,079,020

Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds	5.00%	06/01/29	800	891,720

				10,691,658

New Hampshire–0.38%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/30	750	818,993

New Hampshire (State of) Health & Education Facilities Authority (Wentwort H. Douglas Hospital); Series 2011 A, RB	6.00%	01/01/34	1,100	1,234,937

				2,053,930

New Jersey–2.86%
Hudson (County of); Series 2011, Unlimited Tax GO BAN	2.00%	12/07/12	2,500	2,528,225

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(e)	6.40%	09/15/23	1,135	1,136,464

Series 2000, Special Facility RB(e)(h)	7.00%	11/15/30	4,000	4,005,160

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/36	1,000	1,095,900

Series 2009 I, RB	5.00%	01/01/35	2,000	2,216,320

North Arlington (Borough of); Series 2011, Unlimited Tax GO Notes	2.00%	06/01/12	3,000	3,008,010

Tobacco Settlement Financing Corp.; Series 2002, Asset-Backed RB(b)(c)	5.38%	06/01/12	1,485	1,504,929

				15,495,008

New York–6.02%
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.13%	01/01/29	1,025	1,038,007

New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/94	5,250	6,422,273

New York (City of) Municipal Water Finance Authority; Series 2005 A, Water & Sewer System RB (INS–AGM)(a)	4.50%	06/15/29	1,000	1,046,040

New York (City of); Series 2007 D-1, Unlimited Tax GO Bonds	5.13%	12/01/22	2,500	2,990,250

New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group);
Series 2011 A, RB	5.00%	05/01/32	1,000	1,094,180

Series 2011 A, RB	5.00%	05/01/41	1,000	1,064,630

New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/35	1,000	1,112,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

New York (State of) Dormitory Authority (The New York & Presbyterian Hospital); Series 2007, FHA Insured Mortgage Hospital RB (INS–AGM)(a)	4.75%	02/15/23	$1,100	$1,183,226

New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/34	515	547,934

New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/39	500	553,620

Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/40	2,135	2,376,405

Suffolk (County of); Series 2012 II, Unlimited Tax GO TAN	2.00%	07/12/12	7,500	7,540,575

Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(c)	5.50%	01/01/17	2,900	3,244,665

Series 1993 B, General Purpose RB(c)	5.00%	01/01/20	1,960	2,440,082

				32,654,137

North Carolina–0.34%
North Carolina (State of) Capital Facilities Agency (Saint Mary’s School); Series 2006, VRD RB (LOC–Wachovia Bank, N.A.)(f)(g)	0.15%	09/01/27	140	140,000

North Carolina (State of) Housing Finance Agency; Series 1996 II, Single Family RB (CEP–FHA)	6.20%	03/01/16	60	60,209

North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	1,065,290

Oak Island (Town of); Series 2009, Enterprise System RB (INS–AGC)(a)	6.00%	06/01/34	500	573,415

				1,838,914

North Dakota–0.69%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/37	1,000	1,068,660

Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/31	1,250	1,497,550

North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/27	1,085	1,174,588

				3,740,798

Ohio–3.53%
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/38	1,025	1,071,094

Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds	5.00%	12/01/30	1,000	1,130,530

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/24	500	402,970

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	1,000	746,390

Cleveland (City of); Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS–NATL)(a)	5.50%	01/01/21	3,410	4,267,342

Cuyahoga (County of) (Cleveland Clinic Health System Obligated Group); Series 2003 A, Ref. RB	5.50%	01/01/29	1,025	1,071,504

Middleburg Heights (City of) (Southwest General Health Center); Series 2011, Hospital Facilities RB	5.13%	08/01/31	1,750	1,864,310

Middleburg Heights (City of) (Southwest General Health Center); Series 2011, Hospital Facilities RB	5.25%	08/01/36	1,500	1,599,210

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB	5.50%	01/01/39	3,750	4,101,038

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2007, RB (INS–NATL)(a)(b)(e)(h)	5.10%	05/01/13	1,750	1,823,833

Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds	5.00%	12/01/32	1,000	1,079,770

				19,157,991

Oregon–0.74%
Beaverton School District;
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.00%	06/01/31	750	854,722

Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.13%	06/01/36	500	559,040

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	1,500	1,621,095

Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	900	995,022

				4,029,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–4.17%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB	5.25%	03/01/27	$700	$798,861

Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/29	1,385	1,623,345

Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,000	1,073,980

Erie (City of) Parking Authority; Series 2010, Gtd. RB (INS–AGM)(a)	5.20%	09/01/35	1,000	1,129,230

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–AGC)(a)	5.50%	10/01/32	2,250	2,466,990

Moon (Township of) Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds TSB Bank PLC)(f)(g)	0.16%	07/01/38	6,645	6,645,000

Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB	5.13%	05/01/36	500	548,645

Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.00%	08/01/30	500	530,845

Series 2009 B, Limited Tax GO Bonds (INS–AGC)(a)	7.00%	07/15/28	2,425	2,819,523

Tenth Series 2011, Ref. Gas Works RB (INS–AGM)(a)	5.00%	07/01/19	2,500	2,825,300

State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	2,000	2,151,980

				22,613,699

Puerto Rico–5.03%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB	5.00%	07/01/37	1,000	1,019,400

Series 2010 XX, RB	5.25%	07/01/40	3,000	3,153,750

Series 2010 ZZ, Ref. RB	5.25%	07/01/22	1,000	1,143,450

Puerto Rico (Commonwealth of); Series 2011 C, Ref. Public Improvement Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	07/01/32	2,000	2,157,540

Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB	5.25%	08/01/27	2,085	2,361,659

First Subseries 2009 A, RB	5.50%	08/01/28	1,980	2,261,140

First Subseries 2009 A, RB(b)(c)	5.50%	08/01/19	20	26,091

First Subseries 2010 A, CAB RB(d)	0.00%	08/01/33	2,000	649,860

First Subseries 2010 A, RB	5.50%	08/01/37	2,000	2,181,340

First Subseries 2010 A, RB	5.38%	08/01/39	1,220	1,320,418

First Subseries 2010 A, RB (INS–AGM)(a)	5.00%	08/01/40	1,175	1,238,967

First Subseries 2010 C, RB	5.38%	08/01/38	5,000	5,437,000

First Subseries 2011 A-1, RB	5.00%	08/01/43	1,000	1,064,490

First Subseries 2011 A-1, RB	5.25%	08/01/43	1,000	1,084,620

Series 2011 C, RB	5.00%	08/01/40	2,000	2,169,560

				27,269,285

Rhode Island–0.98%
Rhode Island (State of) Student Loan Authority; Series 2008 A, Sr. Student Loan Program RB(e)	6.00%	12/01/23	535	536,081

Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/35	500	546,055

Rhode Island Health & Educational Building Corp. (Educational & General Revenue); Series 2010 A, Higher Education Facility RB (INS–AGM)(a)	4.50%	09/15/30	1,500	1,604,790

Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/30	500	583,635

Rhode Island Health & Educational Building Corp. (Public Schools Financing Program–City of Woonsocket); Series 2009 E, RB (INS–AGC)(a)	5.00%	05/15/34	2,000	2,054,040

				5,324,601

South Carolina–1.90%
Beaufort County School District; Series 2007 C, Unlimited Tax GO Bonds (CEP–South Carolina State Department of Education)	4.50%	03/01/32	1,000	1,064,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–SGI)(a)	4.63%	04/01/30	$1,500	$1,580,505

Myrtle Beach (City of); Series 2004 A, Hospitality Fee RB (INS–NATL)(a)	5.38%	06/01/24	1,150	1,212,537

Piedmont Municipal Power Agency;
Series 2011 C, Ref. Electric RB (INS–AGC)(a)	5.00%	01/01/30	500	560,345

Series 2011 D, Ref. Electric RB (INS–AGC)(a)	5.75%	01/01/34	1,000	1,165,300

South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Health System, Inc.);
Series 2002 A, RB(b)(c)	5.50%	11/15/12	460	477,466

Series 2002 B, RB	5.50%	11/15/23	1,555	1,569,788

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,572,435

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,025	1,083,179

				10,285,765

South Dakota–0.75%
South Dakota (State of) Building Authority; Series 2007, RB (INS–NATL)(a)	4.50%	06/01/30	2,675	2,849,196

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS–AGC)(a)	5.50%	08/01/38	1,000	1,104,130

South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	140	141,530

				4,094,856

Tennessee–0.40%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010, Hospital RB	5.63%	07/01/30	2,000	2,171,520

Texas–10.40%
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	03/01/30	1,000	1,076,170

Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS–BHAC)(a)	5.00%	08/15/39	1,020	1,091,635

Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,595,055

Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(b)(e)(h)	5.90%	05/01/28	1,050	1,135,428

Central Texas Regional Mobility Authority; Series 2011, Sr. Lien RB	5.75%	01/01/31	1,000	1,087,980

Cisco Junior College District;
Series 2002, Ref. Consolidated Fund RB(b)(c)	5.25%	07/01/12	855	869,689

Series 2002, Ref. Consolidated Fund RB (INS–AMBAC)(a)	5.25%	07/01/26	145	146,025

Dallas (City of); Series 2007, Ref. Waterworks & Sewer System RB (INS–AMBAC)(a)	4.50%	10/01/27	4,000	4,390,040

Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(d)	0.00%	08/15/23	2,000	1,512,940

Harris (County of); Series 2002, Ref. Limited Tax GO Bonds(b)(c)	5.13%	08/15/12	2,000	2,045,980

Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	859,081

Harris County Cultural Education Facilities Finance Corp. (TECO);
Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,100	1,214,576

Series 2010, Thermal Utility RB	4.38%	11/15/35	1,525	1,585,421

Harris County Health Facilities Development Corp. (St. Luke’s Episcopal Hospital); Series 2002, RB(b)(c)	5.13%	08/15/12	1,000	1,022,990

Harris County Health Facilities Development Corp. (Texas Children’s Hospital); Series 1999 A, RB(c)	5.25%	10/01/29	2,000	2,008,400

Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/34	875	971,311

Laredo Community College District;
Series 2002, Limited Tax GO Bonds(b)(c)	5.25%	08/01/12	1,000	1,021,600

Series 2002, Limited Tax GO Bonds(b)(c)	5.25%	08/01/12	1,000	1,021,600

Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/35	1,000	1,104,780

Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, Special Facilities RB	5.25%	11/01/40	1,000	1,038,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.00%	02/15/24	$2,500	$2,614,025

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,176,570

Series 2008 A, Ref. First Tier System RB (INS–AGC)(a)	5.63%	01/01/33	1,500	1,664,010

Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	1,000	1,109,210

Series 2008 K-1, Ref. First Tier System RB (INS–AGC)(a)	5.75%	01/01/38	1,630	1,826,529

Series 2011, Ref. First Tier System RB	5.00%	01/01/38	1,000	1,070,330

Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(a)	5.13%	02/15/31	1,000	1,104,550

Pflugerville (City of);
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.30%	08/01/31	860	966,545

Series 2009, Limited Tax GO Ctfs. (INS–AGC)(a)	5.38%	08/01/32	755	847,593

Pharr-San Juan-Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	02/01/24	1,010	1,168,449

Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds	5.25%	02/15/33	1,000	1,125,750

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/31	500	556,740

San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/32	1,250	1,370,925

Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/37	1,000	1,082,200

Schertz-Cibolo-Universal City Independent School District; Series 2001, Ref. School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	08/01/25	70	70,254

Southlake (City of); Series 2004, Ref. Limited Tax GO Bonds (INS–AMBAC)(a)	5.20%	02/15/26	1,000	1,036,150

Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO Bonds	5.25%	08/01/35	1,840	1,846,679

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	1,325	1,450,332

Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB	5.13%	07/01/22	1,655	1,815,038

Series 2011, Hospital RB	5.25%	07/01/23	2,000	2,193,120

United Independent School District; Series 2000, Unlimited Tax GO Bonds(b)(c)	5.13%	08/15/12	1,000	1,022,990

University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,139,950

Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/24	1,300	1,311,609

				56,368,259

Utah–0.92%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/33	710	782,122

Utah (County of); Series 2012, Transportation Sales Tax RB (INS–AGM)(a)	4.00%	12/01/35	2,000	2,071,060

Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS–AGM)(a)	5.00%	06/15/36	1,050	1,159,767

Washington City (City of); Series 2003, Sales Tax RB (INS–AMBAC)(a)	5.00%	11/15/23	915	973,294

				4,986,243

Vermont–0.83%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,275	1,403,520

Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/20	1,250	1,437,763

Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS–AGM)(a)	5.00%	12/01/34	1,565	1,638,852

				4,480,135

Virgin Islands–0.15%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	750	790,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–1.49%
Fauquier (County of) Industrial Development Authority;
Series 2002, Hospital RB (INS–Radian)(a)	5.50%	10/01/17	$500	$519,570

Series 2002, Hospital RB (INS–Radian)(a)	5.25%	10/01/31	1,105	1,134,216

Hampton Roads Sanitation District; Series 2008, Wastewater RB	5.00%	04/01/38	2,000	2,180,920

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	1,905	1,913,687

King George (County of) Industrial Development Authority; Series 2004, Lease RB (INS–AGM)(a)	5.00%	03/01/25	1,100	1,146,596

Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB	6.00%	12/01/32	1,000	1,163,890

				8,058,879

Washington–3.06%
Everett (City of) Public Facilities District; Series 2007 A, Sales Tax & Interlocal RB	5.00%	12/01/23	1,135	1,227,173

Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/23	2,100	2,322,033

Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/24	2,000	2,201,020

Lake Tapps Parkway Properties; Series 1999 A, VRD Special RB (LOC–U.S. Bank, N.A.)(f)(g)	0.19%	12/01/19	6,680	6,680,000

Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS–NATL)(a)	5.00%	03/01/35	1,000	1,087,030

Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	5.63%	01/01/35	1,250	1,344,463

Series 2011, RB	6.00%	01/01/31	1,500	1,705,260

				16,566,979

Wisconsin–0.74%
Adams-Friendship Area School District; Series 1996, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.50%	04/01/15	1,340	1,556,263

Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/30	1,500	1,642,425

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	807,135

				4,005,823

Wyoming–1.26%
Gillette (City of) (PacifiCorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(f)(g)	0.12%	01/01/18	5,765	5,765,000

Laramie (County of) (Cheyenne Regional Medical Center); Series 2012, Hospital RB	5.00%	05/01/32	1,000	1,076,490

				6,841,490

TOTAL INVESTMENTS(i)–98.74% (Cost $489,335,406)				535,366,756

OTHER ASSETS LESS LIABILITIES–1.26%				6,808,387

NET ASSETS–100.00%				$542,175,143

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Municipal Bond Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Zero coupon bonds issued at a discount.
(e)	Security subject to the alternative minimum tax.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	13.1%

National Public Finance Guarantee Corp.	11.2

Assured Guaranty Corp.	9.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Municipal Bond Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $489,335,406)	$535,366,756

Cash	2,803

Receivable for:
Investments sold	1,520,000

Fund shares sold	1,085,239

Interest	5,885,768

Investment for trustee deferred compensation and retirement plans	90,041

Other assets	26,124

Total assets	543,976,731

Liabilities:
Payable for:
Fund shares reacquired	756,358

Dividends	600,201

Accrued fees to affiliates	206,601

Accrued other operating expenses	71,962

Trustee deferred compensation and retirement plans	166,466

Total liabilities	1,801,588

Net assets applicable to shares outstanding	$542,175,143

Net assets consist of:
Shares of beneficial interest	$497,373,042

Undistributed net investment income	(98,388)

Undistributed net realized gain (loss)	(1,130,861)

Unrealized appreciation	46,031,350

$542,175,143

Net Assets:
Class A	$314,657,658

Class B	$7,571,524

Class C	$48,544,841

Class Y	$35,508,267

Investor Class	$135,892,853

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	37,978,912

Class B	912,199

Class C	5,863,651

Class Y	4,283,909

Investor Class	16,391,570

Class A:
Net asset value per share	$8.29

Maximum offering price per share
(Net asset value of $8.29 ÷ 95.25%)	$8.70

Class B:
Net asset value and offering price per share	$8.30

Class C:
Net asset value and offering price per share	$8.28

Class Y:
Net asset value and offering price per share	$8.29

Investor Class:
Net asset value and offering price per share	$8.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Municipal Bond Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$24,123,013

Expenses:
Advisory fees	2,155,161

Administrative services fees	152,422

Custodian fees	20,282

Distribution fees:

Class A	701,354

Class B	78,584

Class C	434,437

Investor Class	208,733

Transfer agent fees	321,936

Trustees’ and officers’ fees and benefits	37,964

Other	247,519

Total expenses	4,358,392

Less: Fees waived and expense offset arrangement(s)	(938,930)

Net expenses	3,419,462

Net investment income	20,703,551

Realized and unrealized gains from:
Net realized gain from investment securities	568,229

Change in net unrealized appreciation of investment securities	38,804,453

Net realized and unrealized gain	39,372,682

Net increase in net assets resulting from operations	$60,076,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Municipal Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$20,703,551	$24,755,598

Net realized gain	568,229	2,109,770

Change in net unrealized appreciation (depreciation)	38,804,453	(19,582,129)

Net increase in net assets resulting from operations	60,076,233	7,283,239

Distributions to shareholders from net investment income:
Class A	(12,644,191)	(15,202,742)

Class B	(297,091)	(431,192)

Class C	(1,637,561)	(1,807,782)

Class Y	(1,392,618)	(1,037,624)

Investor Class	(5,857,793)	(5,988,422)

Total distributions from net investment income	(21,829,254)	(24,467,762)

Share transactions–net:
Class A	30,612,715	(136,537,848)

Class B	(1,386,261)	(4,882,587)

Class C	2,594,319	(761,120)

Class Y	7,103,285	20,469,950

Investor Class	2,355,901	(2,794,661)

Net increase (decrease) in net assets resulting from share transactions	41,279,959	(124,506,266)

Net increase (decrease) in net assets	79,526,938	(141,690,789)

Net assets:
Beginning of year	462,648,205	604,338,994

End of year (includes undistributed net investment income of $(98,388) and $1,065,244, respectively)	$542,175,143	$462,648,205

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Municipal Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is federal tax-exempt current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

24        Invesco Municipal Bond Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

25        Invesco Municipal Bond Fund

I.	Other Risks — The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 1, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.70%, 1.45%, 1.45%, 0.45% and 0.70%, respectively, of average daily net assets. Prior to July 1, 2011, the Adviser had contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $938,317.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

26        Invesco Municipal Bond Fund

to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $51,133 in front-end sales commissions from the sale of Class A shares and $16,740, $10,682 and $2,706 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$535,366,756	$—	$535,366,756

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2012, the Fund engaged in securities sales of $536,612, which did not result in any net gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $613.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,440 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not

27        Invesco Municipal Bond Fund

to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	February 29,	February 28,
	2012	2011

Ordinary income	$—	$53,787

Ordinary income-tax-exempt	21,829,254	24,413,975

Total distributions	$21,829,254	$24,467,762

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$16,006

Net unrealized appreciation — investments	46,023,151

Temporary book/tax differences	(153,607)

Post-October deferrals	(155,591)

Capital loss carryforward	(927,858)

Shares of beneficial interest	497,373,042

Total net assets	$542,175,143

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and book-tax accretion and amortization differences.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $496,653 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2018	$927,858	$—	$927,858

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $92,674,074 and $84,616,652, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$46,773,616

Aggregate unrealized (depreciation) of investment securities	(750,465)

Net unrealized appreciation of investment securities	$46,023,151

Cost of investments for tax purposes is $489,343,605.

28        Invesco Municipal Bond Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and litigation settlements, on February 29, 2012, undistributed net investment income was decreased by $37,929, undistributed net realized gain (loss) was decreased by $171,423 and shares of beneficial interest was increased by $209,352. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	9,067,417	$72,310,438	7,735,329	$61,042,147

Class B	278,721	2,230,941	271,800	2,172,584

Class C	1,568,388	12,571,444	1,602,614	12,726,624

Class Y	1,970,991	15,727,312	4,317,623	34,567,713

Investor Class	1,194,614	9,580,624	1,273,345	10,059,951

Issued as reinvestment of dividends:
Class A	979,596	7,816,352	1,290,460	10,277,257

Class B	20,903	166,792	34,861	272,515

Class C	136,382	1,084,701	169,702	1,338,294

Class Y	134,203	1,068,878	98,812	778,352

Investor Class	522,722	4,160,942	557,356	4,399,852

Automatic conversion of Class B shares to Class A shares:
Class A	255,908	2,058,179	392,037	3,094,234

Class B	(255,509)	(2,058,179)	(391,408)	(3,094,234)

Reacquired:
Class A	(6,510,959)	(51,572,254)	(26,667,519)	(210,951,486)

Class B	(220,356)	(1,725,815)	(538,928)	(4,233,452)

Class C	(1,396,435)	(11,061,826)	(1,909,112)	(14,826,038)

Class Y	(1,225,053)	(9,692,905)	(1,921,055)	(14,876,115)

Investor Class	(1,432,585)	(11,385,665)	(2,206,969)	(17,254,464)

Net increase (decrease) in share activity	5,088,948	$41,279,959	(15,891,052)	$(124,506,266)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29        Invesco Municipal Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$7.67	$0.34	(c)	$0.64	$0.98	$(0.36)	$8.29	13.06%	$314,658	0.66	%(d)	0.85	%(d)	4.28	%(d)	18%
Year ended 02/28/11	7.93	0.36	(c)	(0.26)	0.10	(0.36)	7.67	1.20	262,081	0.57		0.83		4.58		16
Seven months ended 02/28/10	7.70	0.21	(c)	0.23	0.44	(0.21)	7.93	5.73	407,725	0.57	(e)	0.83	(e)	4.55	(e)	12
Year ended 07/31/09	7.78	0.35	(c)	(0.09)	0.26	(0.34)	7.70	3.55	373,124	0.74		0.86		4.63		31
Year ended 07/31/08	7.94	0.34	(c)	(0.17)	0.17	(0.33)	7.78	2.23	386,383	0.84		0.84		4.25		29
Year ended 07/31/07	7.99	0.34		(0.05)	0.29	(0.34)	7.94	3.62	371,585	0.84		0.84		4.19		23

Class B
Year ended 02/29/12	7.68	0.28	(c)	0.64	0.92	(0.30)	8.30	12.22	7,572	1.41	(d)	1.60	(d)	3.53	(d)	18
Year ended 02/28/11	7.94	0.30	(c)	(0.26)	0.04	(0.30)	7.68	0.44	8,360	1.32		1.58		3.83		16
Seven months ended 02/28/10	7.71	0.17	(c)	0.23	0.40	(0.17)	7.94	5.27	13,596	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.79	0.29	(c)	(0.09)	0.20	(0.28)	7.71	2.78	16,046	1.49		1.61		3.88		31
Year ended 07/31/08	7.95	0.28	(c)	(0.16)	0.12	(0.28)	7.79	1.46	20,797	1.59		1.59		3.50		29
Year ended 07/31/07	8.00	0.28		(0.05)	0.23	(0.28)	7.95	2.85	29,224	1.59		1.59		3.44		23

Class C
Year ended 02/29/12	7.66	0.28	(c)	0.64	0.92	(0.30)	8.28	12.24	48,545	1.41	(d)	1.60	(d)	3.53	(d)	18
Year ended 02/28/11	7.92	0.30	(c)	(0.26)	0.04	(0.30)	7.66	0.43	42,560	1.32		1.58		3.83		16
Seven months ended 02/28/10	7.70	0.17	(c)	0.22	0.39	(0.17)	7.92	5.14	45,088	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.77	0.29	(c)	(0.08)	0.21	(0.28)	7.70	2.91	36,085	1.49		1.61		3.88		31
Year ended 07/31/08	7.94	0.28	(c)	(0.18)	0.10	(0.27)	7.77	1.33	20,283	1.59		1.59		3.50		29
Year ended 07/31/07	7.98	0.28		(0.04)	0.24	(0.28)	7.94	2.98	14,853	1.59		1.59		3.44		23

Class Y
Year ended 02/29/12	7.67	0.36	(c)	0.64	1.00	(0.38)	8.29	13.34	35,508	0.41	(d)	0.60	(d)	4.53	(d)	18
Year ended 02/28/11	7.93	0.38	(c)	(0.26)	0.12	(0.38)	7.67	1.45	26,104	0.32		0.58		4.83		16
Seven months ended 02/28/10	7.70	0.22	(c)	0.23	0.45	(0.22)	7.93	5.88	7,204	0.32	(e)	0.58	(e)	4.80	(e)	12
Year ended 07/31/09(f)	7.46	0.30	(c)	0.24	0.54	(0.30)	7.70	7.34	5,855	0.46	(e)	0.61	(e)	4.91	(e)	31

Investor Class
Year ended 02/29/12	7.67	0.34	(c)	0.64	0.98	(0.36)	8.29	13.14	135,893	0.57	(d)	0.76	(d)	4.37	(d)	18
Year ended 02/28/11	7.93	0.36	(c)	(0.26)	0.10	(0.36)	7.67	1.28	123,542	0.50		0.76		4.65		16
Seven months ended 02/28/10	7.71	0.21	(c)	0.22	0.43	(0.21)	7.93	5.65	130,726	0.52	(e)	0.78	(e)	4.60	(e)	12
Year ended 07/31/09	7.79	0.36	(c)	(0.09)	0.27	(0.35)	7.71	3.67	126,245	0.64		0.76		4.73		31
Year ended 07/31/08	7.95	0.35	(c)	(0.17)	0.18	(0.34)	7.79	2.35	130,356	0.72		0.72		4.37		29
Year ended 07/31/07	7.99	0.35		(0.04)	0.31	(0.35)	7.95	3.88	139,164	0.71		0.71		4.32		23

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $280,542, $7,858, $43,444, $29,343 and $127,604 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

30        Invesco Municipal Bond Fund

NOTE 12—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

31        Invesco Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,064.70	$3.59	$1,021.38	$3.52	0.70%

B	1,000.00	1,060.80	7.43	1,017.65	7.27	1.45

C	1,000.00	1,060.90	7.43	1,017.65	7.27	1.45

Y	1,000.00	1,066.00	2.31	1,022.63	2.26	0.45

Investor	1,000.00	1,065.20	2.98	1,021.98	2.92	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

32        Invesco Municipal Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	99%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        Invesco Municipal Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Municipal Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Municipal Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Municipal Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4        Invesco Municipal Bond Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
      The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MBD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Real Estate Fund
Nasdaq:
A: IARAX ▪ B: AARBX ▪ C: IARCX ▪ R: IARRX ▪ Y: IARYX
Investor: REINX ▪ Institutional: IARIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
Returns from publicly traded US REIT equities were generally positive during the fiscal year ended February 29, 2012, as investors favored asset classes capable of delivering attractive yields. However, listed real estate was not immune to the volatility of the equities market given the uncertainties underlying the global economy. As a result, Invesco Real Estate Fund, at net asset value (NAV), delivered positive returns for the fiscal year, performing in line with the Fund’s broad market index, the S&P 500 Index, and the Fund’s style-specific benchmark, the FTSE NAREIT All Equity REITs Index, primarily as a result of security selection in the office, apartment, health care and timber REIT sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.93%

Class B Shares	4.10

Class C Shares	4.16

Class R Shares	4.65

Class Y Shares	5.15

Investor Class Shares	4.84

Institutional Class Shares	5.38

S&P 500 Index▼ (Broad Market Index)	5.10

FTSE NAREIT All Equity REITs Index■ (Style-Specific Index)	4.80

Lipper Real Estate Funds Index▼ (Peer Group Index)	2.37

Source(s): ▼Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a Fund focused on total return through growth of capital and current income, that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review to identify securities with:
■	Quality underlying properties.
■	Solid Management teams with the ability to effectively manage capital structure decisions.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic location, as well as limiting the size of any one holding.
     We will consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return profile changes significantly.

■	Company fundamentals change (e.g., property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Financial markets were performing relatively well at the beginning of the fiscal year. However, the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and the economic recovery, causing market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data. Although markets stabilized and remained generally positive in June and July, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, which led credit rating agency Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows through the close of the reporting period.
     Major domestic equity indexes produced positive returns for the fiscal year, and seven out of 10 sectors in the S&P 500 Index posted gains. Less economically sensitive sectors such as consumer staples and health care had the highest returns. Conversely, the financials, materials and energy sectors were the market

Portfolio Composition
By property type

Apartments	16.4%

Regional Malls	13.7

Industrial/Office: Office	12.1

Health Care	11.6

Shopping Centers	7.4

Lodging-Resorts	7.3

Industrial/Office: Industrial	7.0

Timber REITs	5.8

Infrastructure	5.3

Diversified	4.8

Self Storage Facilities	4.2

Industrial/Office: Mixed	2.4

Properties each less than 1.0% of portfolio	0.2

Money Market Funds
Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	8.2%

2.	American Tower Corp.	5.3

3.	Prologis, Inc.	5.2

4.	Ventas, Inc.	5.1

5.	Equity Residential	4.4

6.	Host Hotels & Resorts Inc.	4.3

7.	AvalonBay Communities, Inc.	4.2

8.	Boston Properties, Inc.	3.8

9.	HCP, Inc.	3.6

10.	Public Storage	3.1

Total Net Assets	$2.2 billion

Total Number of Holdings	55
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Real Estate Fund

laggards and produced losses for the reporting period.
     Given this environment, the US real estate investment trust (REIT) market, as measured by the FTSE NAREIT All Equity REITs Index, produced a gain yet underperformed the broad market, measured by the S&P 500 Index, during the reporting period. The Fund, at NAV, performed in line with its style specific benchmark during the fiscal year ended February 29, 2012. Stock selection in office, apartment, health care, and timber REITs contributed to the Fund’s relative performance. Conversely, an overweight position in lodging/resorts and an underweight position in manufactured homes detracted from relative Fund performance. Cash, although representing an average of only 1.52% of net assets during the fiscal year, also detracted from relative performance.
     Top contributors during the fiscal year included Simon Property Group and Public Storage. Simon Property Group, a REIT which offers an attractive portfolio of top-tier US regional malls, benefited from improvement in regional mall fundamentals. Public Storage, the largest self-storage REIT in the world, holds ownership interests in over two thousand self-storage properties across the US and Western Europe. We believe Public Storage, with its low leverage balance sheet and national call center, provided operating and cost advantages within the self-storage peer group.
     Vornado Realty Trust and Host Hotels & Resorts were top detractors from Fund performance during the fiscal year. We believe Vornado Realty Trust offers favorable exposure to fundamental improvements in its markets with a diversified portfolio of office and retail properties. Host Hotels & Resorts detracted from Fund performance given expectations for lower economic growth. We continued to hold both stocks at the end of the reporting period.
     At the end of the fiscal year and relative to our style-specific benchmark, we had overweight exposure in industrial and apartments REITs, as well as lodging/ resorts. Conversely, we were underweight in diversified and self-storage REITs. Additionally, the Fund had no exposure to freestanding retail REITs or manufactured homes, while the Fund’s style-specific index held modest exposure in these REIT sectors.
     We generally maintained our bias toward companies with higher quality assets, tenant rosters and flexible, generally lower-leveraged balance sheets with longer-term debt maturities. As a result of improvements in the outlook for economic growth, we sought to add positions in companies capable of delivering higher cash-flow growth. We maintained a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned a B.B.A. in economics and finance as well as an M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. Mr. Blackburn is also a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas.
Darin Turner
Portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from Baylor University, an M.S. in real estate from The University of Texas at Arlington and an M.B.A. from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

5 Invesco Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) All Equity REITs Index, which is exclusively owned by NAREIT.

6 Invesco Real Estate Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales
charges

Class A Shares

Inception (12/31/96)		9.15%

10	Years	11.06

5	Years	-2.92

1	Year	-0.84

Class B Shares

Inception (3/3/98)		8.75%

10	Years	11.06

5	Years	-2.86

1	Year	-0.90

Class C Shares

Inception (5/1/95)		10.45%

10	Years	10.89

5	Years	-2.55

1	Year	3.16

Class R Shares

10	Years	11.45%

5	Years	-2.06

1	Year	4.65

Class Y Shares

10	Years	11.78%

5	Years	-1.66

1	Year	5.15

Investor Class Shares

10	Years	11.70%

5	Years	-1.83

1	Year	4.84

Institutional Class Shares

10	Years	12.11%

5	Years	-1.35

1	Year	5.38
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/31/96)		8.92%

10	Years	10.87

5	Years	-2.62

1	Year	1.65

Class B Shares

Inception (3/3/98)		8.49%

10	Years	10.88

5	Years	-2.56

1	Year	1.76

Class C Shares

Inception (5/1/95)		10.26%

10	Years	10.71

5	Years	-2.25

1	Year	5.83

Class R Shares

10	Years	11.27%

5	Years	-1.76

1	Year	7.34

Class Y Shares

10	Years	11.58%

5	Years	-1.37

1	Year	7.86

Investor Class Shares

10	Years	11.52%

5	Years	-1.52

1	Year	7.54

Institutional Class Shares

10	Years	11.91%

5	Years	-1.05

1	Year	8.05
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class a share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of
Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 1.31% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7 Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Concentration risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	REIT risk/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IARAX
Class B Shares	AARBX
Class C Shares	IARCX
Class R Shares	IARRX
Class Y Shares	IARYX
Investor Class Shares	REINX
Institutional Class Shares	IARIX

8 Invesco Real Estate Fund

Schedule of Investments(a)

February 29, 2012

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.01%
Apartments–16.41%
Apartment Investment & Management Co.–Class A	1,372,744	$34,098,961

AvalonBay Communities, Inc.	721,077	93,502,055

BRE Properties, Inc.	463,702	22,457,088

Equity Residential	1,703,588	96,917,121

Essex Property Trust, Inc.	462,157	64,697,358

UDR, Inc.	2,039,607	51,030,967

		362,703,550

Diversified–4.79%
BGP Holdings PLC (Malta)(b)	3,547,941	0

BRCP Realty LP (Acquired 5/29/03-05/29/08; Cost $1,045,350)(b)(c)	2,789,299	772,731

Digital Realty Trust, Inc.	741,085	53,728,662

Vornado Realty Trust	627,486	51,284,431

		105,785,824

Healthcare–11.63%
HCP, Inc.	2,004,956	79,195,762

Health Care REIT, Inc.	768,603	41,842,748

Healthcare Realty Trust, Inc.	1,144,315	23,652,991

Ventas, Inc.	2,008,660	112,324,267

		257,015,768

Industrial/Office: Industrial–7.04%
Cabot Industrial Value Fund II LP (Acquired 11/10/05-05/12/09; Cost $3,266,500)(b)(c)	6,533	2,295,716

DCT Industrial Trust Inc.	4,857,800	27,495,148

Exeter Industrial Value Fund LP (Acquired 11/06/07-04/18/11; Cost $4,185,000)(b)(c)	4,185,000	3,671,467

Keystone Industrial Fund LP (Acquired 03/27/06-06/27/11; Cost $2,832,349)(b)(c)	3,534,653	3,270,371

Keystone Industrial Fund II LP (Acquired 01/08/09-11/18/11; Cost $4,268,750)(b)(c)	4,347,826	4,846,256

Prologis, Inc.	3,389,049	114,075,389

		155,654,347

Industrial/Office: Mixed–2.35%
Duke Realty Corp.	3,739,521	51,904,552

Industrial/Office: Office–12.09%
Alexandria Real Estate Equities, Inc.	731,201	52,419,800

Boston Properties, Inc.	825,485	83,828,002

BR Properties S.A. (Brazil)	32,200	420,734

BR Properties S.A. (Brazil)(c)	69,800	912,025

Brandywine Realty Trust	1,233,800	13,337,378

BRCP Realty II LP (Acquired 10/02/06-04/04/11; Cost $4,646,429)(b)(c)	4,646,429	2,322,541

Douglas Emmett, Inc.	1,151,245	24,256,732

Highwoods Properties, Inc.	785,652	25,140,864

Kilroy Realty Corp.	1,028,730	45,099,523

SL Green Realty Corp.	254,821	19,379,137

		267,116,736

Infrastructure–5.25%
American Tower Corp.	1,854,797	116,073,196

Lodging-Resorts–7.31%
DiamondRock Hospitality Co.	2,334,881	23,255,415

Hersha Hospitality Trust	717,391	3,608,477

Host Hotels & Resorts Inc.	6,044,206	95,377,571

Pebblebrook Hotel Trust	565,729	12,123,572

Starwood Hotels & Resorts Worldwide, Inc.	290,344	15,649,541

Sunstone Hotel Investors, Inc.(b)	1,292,054	11,602,645

		161,617,221

Regional Malls–13.65%
General Growth Properties, Inc.	2,821,125	45,899,704

Macerich Co. (The)	1,029,030	55,557,329

Simon Property Group, Inc.	1,340,644	181,630,449

Taubman Centers, Inc.	268,353	18,535,142

		301,622,624

Self Storage Facilities–4.24%
Public Storage	518,411	69,503,363

Sovran Self Storage, Inc.	508,201	24,144,629

		93,647,992

Shopping Centers–7.45%
Acadia Realty Trust	968,927	20,531,563

DDR Corp.	2,485,918	35,126,021

Federal Realty Investment Trust	454,276	43,315,217

Kimco Realty Corp.	1,685,835	30,985,647

Regency Centers Corp.	392,741	16,805,387

Retail Opportunity Investments Corp.	1,531,304	17,809,066

		164,572,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Real Estate Fund

	Shares		Value

Timber REIT’S–5.80%
Plum Creek Timber Co., Inc.		925,453	$36,240,739

Rayonier, Inc.		522,134	23,245,406

Weyerhaeuser Co.		3,293,303	68,797,100

			128,283,245

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,671,019,376)			2,165,997,956

	Principal
	Amount
Mortgage-Backed Securities–0.16%
Banc of America Large Loan Inc., Series 2006-BIX1, Class E, Floating Rate Pass Through Ctfs., 0.49%, 10/15/19(c)(d)		$1,000,000	955,795

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AMP3, Variable Pass Through Ctfs., 5.50%, 10/15/49(c)		2,615,428	2,462,822

Total Mortgage-Backed Securities (Cost $3,090,431)			3,418,617

Non-U.S. Dollar Denominated Bonds & Notes–0.05%
Australia–0.05%
GPT RE Ltd., Sr. Unsec. Medium-Term Notes, 6.50%, 08/22/13(e) (Cost $765,845)	AUD	1,000,000	$1,083,461

	Shares
Money Market Funds–2.11%
Liquid Assets Portfolio–Institutional Class(f)		23,310,106	23,310,106

Premier Portfolio–Institutional Class(f)		23,310,106	23,310,106

Total Money Market Funds (Cost $46,620,212)			46,620,212

TOTAL INVESTMENTS–100.33% (Cost $1,721,495,864)			2,217,120,246

OTHER ASSETS LESS LIABILITIES–(0.33%)			(7,202,276)

NET ASSETS–100.00%			$2,209,917,970

Investment Abbreviations:

AUD	– Australian Dollar
Ctfs.	– Certificates
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $21,509,724, which represented 0.97% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(e)	Foreign denominated security. Principal amount is denominated in currency indicated.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Real Estate Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,674,875,652)	$2,170,500,034

Investments in affiliated money market funds, at value and cost	46,620,212

Total investments, at value (Cost $1,721,495,864)	2,217,120,246

Receivable for:
Investments sold	20,364,026

Fund shares sold	2,902,886

Dividends and interest	2,250,305

Principal paydowns	12,090

Investment for trustee deferred compensation and retirement plans	63,427

Other assets	16,170

Total assets	2,242,729,150

Liabilities:
Payable for:
Investments purchased	24,169,954

Fund shares reacquired	6,314,449

Accrued fees to affiliates	1,902,263

Accrued other operating expenses	196,875

Trustee deferred compensation and retirement plans	227,639

Total liabilities	32,811,180

Net assets applicable to shares outstanding	$2,209,917,970

Net assets consist of:
Shares of beneficial interest	$1,688,092,786

Undistributed net investment income	(8,802)

Undistributed net realized gain	26,209,775

Unrealized appreciation	495,624,211

$2,209,917,970

Net Assets:
Class A	$1,366,742,575

Class B	$27,132,397

Class C	$144,927,079

Class R	$140,592,837

Class Y	$89,353,532

Investor Class	$58,701,662

Institutional Class	$382,467,888

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	57,015,145

Class B	1,128,913

Class C	6,047,384

Class R	5,863,663

Class Y	3,727,635

Investor Class	2,453,079

Institutional Class	15,949,247

Class A:
Net asset value per share	$23.97

Maximum offering price per share
(Net asset value of $23.97 divided by 94.50%)	$25.37

Class B:
Net asset value and offering price per share	$24.03

Class C:
Net asset value and offering price per share	$23.97

Class R:
Net asset value and offering price per share	$23.98

Class Y:
Net asset value and offering price per share	$23.97

Investor Class:
Net asset value and offering price per share	$23.93

Institutional Class:
Net asset value and offering price per share	$23.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Real Estate Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Dividends (net of foreign withholding taxes of $7,917)	$42,611,634

Dividends from affiliated money market funds	30,599

Interest	459,201

Total investment income	43,101,434

Expenses:
Advisory fees	15,357,999

Administrative services fees	484,138

Custodian fees	59,128

Distribution fees:
Class A	3,187,383

Class B	337,122

Class C	1,413,341

Class R	681,052

Investor Class	146,553

Transfer agent fees — A, B, C, R, Y and Investor	4,766,282

Transfer agent fees — Institutional	310,961

Trustees’ and officers’ fees and benefits	107,428

Other	405,659

Total expenses	27,257,046

Less: Fees waived and expense offset arrangement(s)	(47,133)

Net expenses	27,209,913

Net investment income	15,891,521

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	147,828,698

Foreign currencies	77,121

147,905,819

Change in net unrealized appreciation (depreciation) of:
Investment securities	(79,283,115)

Foreign currencies	(66,342)

(79,349,457)

Net realized and unrealized gain	68,556,362

Net increase in net assets resulting from operations	$84,447,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$15,891,521	$14,283,729

Net realized gain	147,905,819	204,869,930

Change in net unrealized appreciation (depreciation)	(79,349,457)	234,102,238

Net increase in net assets resulting from operations	84,447,883	453,255,897

Distributions to shareholders from net investment income:
Class A	(9,863,066)	(15,738,089)

Class B	(47,209)	(456,056)

Class C	(143,668)	(991,599)

Class R	(738,286)	(1,476,423)

Class Y	(869,097)	(863,965)

Investor Class	(468,947)	(874,621)

Institutional Class	(4,633,920)	(6,597,739)

Total distributions from net investment income	(16,764,193)	(26,998,492)

Share transactions–net:
Class A	215,480,865	88,073,194

Class B	(15,892,122)	(13,920,165)

Class C	14,018,151	15,668,613

Class R	(2,411,793)	33,300,199

Class Y	13,929,032	33,147,956

Investor Class	(5,720,154)	10,500,566

Institutional Class	(17,885,848)	63,390,995

Net increase in net assets resulting from share transactions	201,518,131	230,161,358

Net increase in net assets	269,201,821	656,418,763

Net assets:
Beginning of year	1,940,716,149	1,284,297,386

End of year (includes undistributed net investment income of $(8,802) and $(1,085,951), respectively)	$2,209,917,970	$1,940,716,149

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC.
  Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B

13        Invesco Real Estate Fund

shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        Invesco Real Estate Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire

15        Invesco Real Estate Fund

but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.80%, 1.30%, 1.55% and 1.30%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $43,953.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the

16        Invesco Real Estate Fund

Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $63,139 in front-end sales commissions from the sale of Class A shares and $2,385, $30,069 and $15,109 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,195,439,086	$—	$17,179,082	$2,212,618,168

Mortgage-Backed Securities	—	3,418,617	—	3,418,617

Corporate Debt Securities	—	1,083,461	—	1,083,461

Total Investments	$2,195,439,086	$4,502,078	$17,179,082	$2,217,120,246

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,180.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $3,065 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$16,764,193	$26,998,492

Long-term capital gain	—	—

Total distributions	$16,764,193	$26,998,492

Tax Components of Net Assets at Period-End:

2012

Undistributed long-term gain	$78,166,476

Net unrealized appreciation — investments	460,526,507

Net unrealized appreciation (depreciation) — other investments	(171)

Temporary book/tax differences	(220,594)

Capital loss carryforward	(16,647,034)

Shares of beneficial interest	1,688,092,786

Total net assets	$2,209,917,970

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $64,250,023 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$16,647,034	$—	$16,647,034

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $1,216,224,307 and $1,270,197,696, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$469,178,064

Aggregate unrealized (depreciation) of investment securities	(8,651,557)

Net unrealized appreciation of investment securities	$460,526,507

Cost of investments for tax purposes is $1,756,593,739.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and short-term gains on February 29, 2012, undistributed net investment income was increased by $1,821,902, undistributed net realized gains decreased by $918,139 and shares of beneficial interest was decreased by $903,763. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Real Estate Securities Fund into the Fund, undistributed net investment income (loss) was increased by $127,919, undistributed net realized gain was decreased by $47,738,275 and shares of beneficial interest was increased by $47,610,356. These reclassifications had no effect on the net assets of the Fund.

18        Invesco Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	14,429,349	$328,434,671	21,545,977	$436,418,308

Class B	59,777	1,366,961	284,149	5,719,709

Class C	704,805	16,005,066	2,007,176	40,774,234

Class R	1,884,847	42,833,084	3,122,198	63,210,961

Class Y	1,830,132	41,781,867	2,402,512	48,515,149

Investor Class	464,685	10,543,926	1,446,161	28,963,064

Institutional Class	5,925,741	134,136,752	8,917,892	180,015,439

Issued as reinvestment of dividends:
Class A	426,387	9,406,625	750,825	15,032,163

Class B	1,979	43,320	21,547	429,723

Class C	5,954	130,035	41,223	824,765

Class R	33,512	738,283	66,319	1,331,109

Class Y	31,793	701,681	25,978	524,985

Investor Class	20,476	450,567	42,885	858,490

Institutional Class	191,317	4,215,530	293,339	5,885,857

Automatic conversion of Class B shares to Class A shares:
Class A	458,244	10,432,712	528,416	10,767,169

Class B	(456,556)	(10,432,712)	(526,230)	(10,767,169)

Issued in connection with acquisitions:(b)
Class A	13,425,423	314,361,424	—	—

Class C	1,366,470	32,010,847	—	—

Class Y	763,129	17,866,750	—	—

Institutional Class	540	12,647	—	—

Reacquired:
Class A	(19,903,898)	(447,154,567)	(18,536,821)	(374,144,446)

Class B	(303,222)	(6,869,691)	(463,526)	(9,302,428)

Class C	(1,514,575)	(34,127,797)	(1,281,397)	(25,930,386)

Class R	(2,041,475)	(45,983,160)	(1,550,516)	(31,241,871)

Class Y	(2,092,323)	(46,421,266)	(790,595)	(15,892,178)

Investor Class	(742,374)	(16,714,647)	(948,861)	(19,320,988)

Institutional Class	(7,034,444)	(156,250,777)	(6,102,057)	(122,510,301)

Net increase in share activity	7,935,693	$201,518,131	11,296,594	$230,161,358

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Real Estate Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 15,555,562 shares of the Fund for 18,834,617 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 20, 2011 the Target Fund’s net assets at that date of $364,251,668 including $87,980,741 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,021,591,490 and $2,385,843,158 immediately after the acquisition. The pro forma results of operations for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$16,481,207

Net realized/unrealized gains	79,439,100

Change in net assets resulting from operations	$95,920,307

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

19        Invesco Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/29/12	$23.03	$0.17	$0.95	$1.12	$(0.18)	$—	$(0.18)	$23.97	4.93%	$1,366,743	1.30	%(d)	1.30	%(d)	0.74	%(d)	64%
Year ended 02/28/11	17.60	0.17	5.60	5.77	(0.34)	—	(0.34)	23.03	33.11	1,109,689	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.83	0.22	3.73	3.95	(0.18)	—	(0.18)	17.60	28.59	772,496	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.47	0.43	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Year ended 07/31/08	29.49	0.43	(1.60)	(1.17)	(0.57)	(5.28)	(5.85)	22.47	(4.31)	794,200	1.30		1.30		1.68		47
Year ended 07/31/07	32.65	0.38	0.76	1.14	(0.50)	(3.80)	(4.30)	29.49	1.98	994,153	1.26		1.42		1.09		51

Class B
Year ended 02/29/12	23.11	0.00	0.95	0.95	(0.03)	—	(0.03)	24.03	4.10	27,132	2.05	(d)	2.05	(d)	(0.01	)(d)	64
Year ended 02/28/11	17.66	0.03	5.62	5.65	(0.20)	—	(0.20)	23.11	32.17	42,219	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.89	0.15	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.58	0.34	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Year ended 07/31/08	29.59	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.58	(5.00)	89,297	2.05		2.05		0.93		47
Year ended 07/31/07	32.75	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.59	1.19	160,917	2.01		2.17		0.34		51

Class C
Year ended 02/29/12	23.04	0.00	0.96	0.96	(0.03)	—	(0.03)	23.97	4.16	144,927	2.05	(d)	2.05	(d)	(0.01	)(d)	64
Year ended 02/28/11	17.61	0.03	5.60	5.63	(0.20)	—	(0.20)	23.04	32.14	126,377	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.85	0.15	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.51	0.33	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Year ended 07/31/08	29.52	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.51	(5.02)	99,078	2.05		2.05		0.93		47
Year ended 07/31/07	32.68	0.12	0.75	0.87	(0.23)	(3.80)	(4.03)	29.52	1.20	150,854	2.01		2.17		0.34		51

Class R
Year ended 02/29/12	23.04	0.11	0.95	1.06	(0.12)	—	(0.12)	23.98	4.65	140,593	1.55	(d)	1.55	(d)	0.49	(d)	64
Year ended 02/28/11	17.61	0.13	5.60	5.73	(0.30)	—	(0.30)	23.04	32.77	137,923	1.55		1.55		0.63		90
Seven months ended 02/28/10	13.84	0.20	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(e)	1.58	(e)	2.08	(e)	32
Year ended 07/31/09	22.49	0.39	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Year ended 07/31/08	29.50	0.36	(1.58)	(1.22)	(0.51)	(5.28)	(5.79)	22.49	(4.52)	48,460	1.55		1.55		1.43		47
Year ended 07/31/07	32.66	0.29	0.76	1.05	(0.41)	(3.80)	(4.21)	29.50	1.71	35,660	1.51		1.67		0.84		51

Class Y
Year ended 02/29/12	23.04	0.22	0.94	1.16	(0.23)	—	(0.23)	23.97	5.15	89,354	1.05	(d)	1.05	(d)	0.99	(d)	64
Year ended 02/28/11	17.60	0.23	5.60	5.83	(0.39)	—	(0.39)	23.04	33.49	73,598	1.05		1.05		1.13		90
Seven months ended 02/28/10	13.83	0.25	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(e)	1.08	(e)	2.59	(e)	32
Year ended 07/31/09(f)	19.74	0.33	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(e)	1.25	(e)	3.21	(e)	74

Investor Class
Year ended 02/29/12	23.01	0.17	0.93	1.10	(0.18)	—	(0.18)	23.93	4.84	58,702	1.30	(d)	1.30	(d)	0.74	(d)	64
Year ended 02/28/11	17.58	0.17	5.60	5.77	(0.34)	—	(0.34)	23.01	33.15	62,354	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.82	0.22	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.45	0.43	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Year ended 07/31/08	29.46	0.43	(1.59)	(1.16)	(0.57)	(5.28)	(5.85)	22.45	(4.28)	33,708	1.30		1.30		1.68		47
Year ended 07/31/07	32.63	0.38	0.75	1.13	(0.50)	(3.80)	(4.30)	29.46	1.95	40,614	1.26		1.42		1.09		51

Institutional Class
Year ended 02/29/12	23.04	0.27	0.94	1.21	(0.27)	—	(0.27)	23.98	5.38	382,468	0.86	(d)	0.86	(d)	1.18	(d)	64
Year ended 02/28/11	17.61	0.26	5.60	5.86	(0.43)	—	(0.43)	23.04	33.67	388,557	0.89		0.89		1.29		90
Seven months ended 02/28/10	13.83	0.27	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(e)	0.85	(e)	2.81	(e)	32
Year ended 07/31/09	22.47	0.49	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Year ended 07/31/08	29.49	0.55	(1.59)	(1.04)	(0.70)	(5.28)	(5.98)	22.47	(3.84)	65,043	0.83		0.83		2.16		47
Year ended 07/31/07	32.66	0.53	0.75	1.28	(0.65)	(3.80)	(4.45)	29.49	2.41	66,979	0.80		0.96		1.55		51

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $304,395,952 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Real Estate Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $1,274,953, $33,712, $141,334, $136,210, $85,032, $58,612 and $378,887 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

20        Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

21        Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
Class A	$1,000.00	$1,077.70	$6.77	$1,018.35	$6.57	1.31%

Class B	1,000.00	1,073.70	10.62	1,014.62	10.32	2.06

Class C	1,000.00	1,073.90	10.62	1,014.62	10.32	2.06

Class R	1,000.00	1,076.70	8.05	1,017.11	7.82	1.56

Class Y	1,000.00	1,079.10	5.48	1,019.59	5.32	1.06

Investor Class	1,000.00	1,077.30	6.77	1,018.35	6.57	1.31

Institutional	1,000.00	1,080.50	4.51	1,020.53	4.38	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3        Invesco Real Estate Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Real Estate Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
REA-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX • C: STBCX • R: STBRX • Y: STBYX • Institutional: ISTBX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically — and certainly without advance notice — depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term — keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversifi- cation can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a longterm investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Short Term Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Mean-while, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 29, 2012, Invesco Short Term Bond Fund, at net asset value (NAV), performed in line with the Fund’s style-specific index, the Barclays 1—3 Year Government/Credit Index, and underperformed its broad market benchmark, the Barclays U.S. Aggregate Index. The Fund’s performance relative to its style-specific benchmark was mainly due to sector selection and yield curve positioning. The Fund’s underperformance relative to its broad market benchmark was mainly due to its short duration design as rates declined during the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.85%

Class C Shares	1.54

Class R Shares	1.54

Class Y Shares	2.04

Institutional Class Shares	2.04

Barclays U.S. Aggregate Index▼ (Broad Market Index)	8.37

Barclays 1—3 Year Government/Credit Index▼ (Style-Specific Index)	1.75

Lipper Short Investment Grade Debt Funds Index▼ (Peer Group Index)	2.27

Source(s): ▼Lipper Inc.

How we invest
We invest primarily in investment grade fixed income securities represented by the sector categories within the Barclays 1—3 Year Government/Credit Index. We may also invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced market for agency mortgage-backed securities (MBS). Up to 15% of the total assets of the Fund may be invested in dollar-denominated foreign securities.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha— (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled during much of the fiscal year as investors assessed and reacted to the economic implications of global events, including the Japanese earthquake and tsunami, the US debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. At the start of the reporting period, US economic indicators remained mixed, and there was little consensus regarding the threat of US inflation. Anxiety linked to the aforementioned events and related concerns about global financial instability began dominating headlines and the investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of US government bonds that lasted late into 2011.
     Global bond market conditions began to improve during the latter part of the reporting period as European Central Bank liquidity funding helped alleviate acute market stress and optimism grew for Greece’s acceptance of fiscal austerity measures. As risk appetites returned, credit spreads narrowed, helping nongovernment securities generally outperform government bonds across the quality and maturity spectrums. Despite the market volatility during the reporting period, US economic conditions showed incremental improvement, with housing, consumer spending and unemployment all exhibiting mildly positive developments during the course of the fiscal year.

Portfolio Composition
By security type

Bonds and Notes	67.6%

U.S. Treasury Securities	11.7

Asset-Backed Securities	8.1

U.S. Government Sponsored Mortgage-Backed Securities	4.8

U.S. Government Sponsored Agency Securities	1.6

Municipal Obligations	0.1

Money Market Funds Plus Other Assets Less Liabilities	6.1

Total Net Assets	$546.1 million

Total Number of Holdings*	489
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Fixed Income Issuers*
1.	U.S. Treasury Notes	11.6%
2.	Federal National Mortgage Association	2.7
3.	Goldman Sachs Group, Inc. (The)	1.7
4.	Federal Home Loan Mortgage Corp.	1.6
5.	National Rural Utilities Cooperative Finance Corp.	1.5
6.	GE Capital Credit Card	1.3
7.	JPMorgan Chase & Co.	1.2
8.	Morgan Stanley	1.2
9.	Citigroup, Inc.	1.2
10.	DIRECTV Holdings LLC	1.1

4	Invesco Short Term Bond Fund

     The interest rate environment was positive for government bond returns during the reporting period, despite the Standard & Poor’s credit rating downgrade of US government long-term debt that occurred in August 2011. The US Federal Reserve maintained the federal funds target rate in a range of zero to 0.25% and indicated it will be sustained into late 2014.1 Investor demand during the fiscal year drove US Treasury yields for maturities of between two and 30 years lower. With inflation expectations held in check, long-term bonds generally outperformed bonds of short and intermediate maturities as investors were willing to extend out on the yield curve for incremental returns. The broader US investment grade bond market (including government bonds, corporate bonds and mortgage-backed securities), as measured by the Barclays U.S. Aggregate Index, generated a positive total return for the fiscal year. US credit spreads widened to reflect heightened systemic risks before rallying late in the reporting period. The significant decline in rates across the yield curve supported gains across most domestic bond market sectors for the fiscal year.
     In this economic and market environment, the Fund at NAV generated positive absolute returns for the reporting period and performed in line with its style-specific benchmark, the Barclays 1—3 Year Government/Credit Index.
     The Fund’s performance relative to its style-specific index was generated by the timing and magnitude of our sector allocation decisions that emphasized corporate credit and an underweight position in government bonds, as well as our yield curve positioning that captured the benefit of falling rates over the reporting period. Compared to the Fund’s broad market index, the Fund had a shorter duration and maturity schedule. These factors caused the Fund to underperform its broad market index as the Fund held a significantly lower weighting in intermediate and long maturities.
     Sustained overweight sector allocations versus the style-specific index across investment grade corporate bonds, particularly in the financials, consumer non-cyclical, utilities and basic industry sectors, benefited Fund performance. Underweight positioning in Treasuries and government-related sectors also proved beneficial as non-government bonds generally outperformed government bonds for the reporting period. Security selection detracted from relative Fund performance overall, but did rebound sharply during the last few months of the fiscal year, especially in the financials sector, as fears of a worst case scenario for the global financial system abated.
     An additional strategy to manage overall credit risk in the Fund during the volatile summer of 2011 entailed buying credit protection via credit default swap indexes (CDX). Credit risk management using CDX was implemented in July 2011 and helped diminish the negative effect of widening credit spreads during July and August 2011.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations.
     Our duration positioning versus the Barclays 1—3 Year Government/Credit Index had a minor positive effect on Fund performance over the reporting period. On average, we maintained a duration posture that was close to neutral versus the style-specific benchmark. However, yield curve positioning was especially beneficial for relative performance as the Fund held some five year and longer maturities that were aided by the more pronounced rate decline in the five to 30 year segment of the yield curve. In addition, US Treasury futures were an important investment tool in the management of our targeted portfolio duration, and the Fund realized a small gain from the use of futures during the reporting period.
     Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.
1 Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.

5	Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es) since Inception
Fund data from 8/30/02; index data from 8/31/02

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays 1-3 Year Government/ Credit Index is an unmanaged index considered representative of performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception	2.02%

5 Years	1.13

1 Year	-0.66

Class C Shares

Inception (8/30/02)	2.05%

5 Years	1.36

1 Year	1.54

Class R Shares

Inception	2.09%

5 Years	1.36

1 Year	1.54

Class Y Shares

Inception	2.24%

5 Years	1.71

1 Year	2.04

Institutional Class Shares

Inception	2.52%

5 Years	1.89

1 Year	2.04
Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
      Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
      Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception	1.88%

5 Years	1.01

1 Year	-1.58

Class C Shares

Inception (8/30/02)	1.93%

5 Years	1.28

1 Year	0.62

Class R Shares

Inception	1.96%

5 Years	1.26

1 Year	0.62

Class Y Shares

Inception	2.10%

5 Years	1.60

1 Year	1.12

Institutional Class Shares

Inception	2.39%

5 Years	1.81

1 Year	1.12
be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 0.56%, 0.91%, 0.91%, 0.41% and 0.41%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 0.77%, 1.27%, 1.12%, 0.62% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; there-
fore, performance shown is at net asset value. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower for Class A, Class R and Class Y shares. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower for Class C shares.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2013. See current prospectus for more information.

7	Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.
     Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	STBAX
Class C Shares	STBCX
Class R Shares	STBRX
Class Y Shares	STBYX
Institutional Class Shares	ISTBX

8	Invesco Short Term Bond Fund

Schedule of Investments(a)

February 29, 2012

	Principal
	Amount	Value

Bonds and Notes–67.63%
Aerospace & Defense–2.18%
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/16	$2,835,000	$2,952,789

General Dynamics Corp., Sr. Unsec. Gtd. Notes, 2.25%, 07/15/16	3,000,000	3,131,839

Honeywell International Inc., Sr. Unsec. Global Notes, 5.40%, 03/15/16	1,000,000	1,162,447

Sr. Unsec. Notes, 3.88%, 02/15/14	1,800,000	1,915,732

Textron Inc., Sr. Unsec. Notes,
4.63%, 09/21/16	1,450,000	1,542,254

6.50%, 06/01/12	1,200,000	1,212,853

		11,917,914

Agricultural Products–1.34%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	3,000,000	3,129,294

Cargill, Inc., Sr. Unsec. Notes,
5.60%, 09/15/12(b)	240,000	246,183

6.38%, 06/01/12(b)	275,000	278,873

Corn Products International, Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	3,500,000	3,637,448

		7,291,798

Airlines–0.59%
American Airlines Pass Through Trust–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	162,808	160,773

Continental Airlines Pass Through Trust, Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	24,930	24,868

Series 2009-2, Class A, Sr. Sec. Global Pass Through Ctfs., 7.25%, 11/10/19	834,173	933,231

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	1,602,384	1,555,314

Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	43,862	49,619

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	431,656	471,585

Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	35,000	37,385

		3,232,775

Apparel Retail–0.14%
Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	775,000	779,844

Asset Management & Custody Banks–0.12%
Northern Trust Corp., Sr. Unsec. Notes, 5.50%, 08/15/13	525,000	559,377

State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.54%(c)(d)	95,000	95,119

		654,496

Automobile Manufacturers–1.68%
Daimler Finance North America LLC, Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(b)	2,420,000	2,406,303

FUEL Trust, Sec. Notes 3.98%, 06/15/16(b)	2,700,000	2,745,175

Nissan Motor Acceptance Corp., Sr. Unsec. Notes, 3.25%, 01/30/13(b)	45,000	45,566

Toyota Motor Credit Corp., Sr. Unsec. Medium-Term Notes, 2.00%, 09/15/16	3,900,000	3,977,670

		9,174,714

Automotive Retail–0.71%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	725,000	826,805

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	1,395,000	1,525,893

Sr. Unsec. Notes, 5.88%, 10/15/12	1,500,000	1,548,669

		3,901,367

Biotechnology–1.17%
Genzyme Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 06/15/15	3,000,000	3,261,817

Gilead Sciences Inc., Sr. Unsec. Global Notes, 2.40%, 12/01/14	3,000,000	3,117,154

		6,378,971

Brewers–0.87%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes,
2.88%, 02/15/16	1,300,000	1,387,379

3.00%, 10/15/12	1,922,000	1,952,265

4.13%, 01/15/15	1,000,000	1,090,048

5.38%, 11/15/14	290,000	324,356

		4,754,048

Broadcasting–0.50%
CBS Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 08/15/12	16,000	16,365

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,765,000	1,971,129

Sr. Unsec. Notes,
4.63%, 06/01/13	345,000	361,899

8.38%, 03/01/39(b)	60,000	84,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Broadcasting–(continued)

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	$230,000	$291,278

		2,725,268

Cable & Satellite–2.00%
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	5,595,000	5,885,241

NBC Universal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	4,300,000	4,394,354

5.95%, 04/01/41	75,000	91,063

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/14/14	500,000	570,602

		10,941,260

Communications Equipment–0.30%
Motorola Solutions Inc., Sr. Unsec. Notes, 5.38%, 11/15/12	1,575,000	1,626,936

Computer & Electronics Retail–0.18%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	920,000	973,723

Computer Hardware–0.26%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	1,395,000	1,446,036

Computer Storage & Peripherals–0.02%
Seagate Technology International, Sr. Sec. Gtd. Notes, 10.00%, 05/01/14(b)	82,000	95,223

Construction & Farm Machinery & Heavy Trucks–0.93%
Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Notes, 1.38%, 05/20/14	1,948,000	1,983,188

John Deere Capital Corp., Sr. Unsec. Medium-Term Notes, 1.40%, 03/15/17	3,075,000	3,081,429

		5,064,617

Construction Materials–0.30%
CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	1,605,000	1,625,600

Consumer Finance–1.29%
American Express Co., Sr. Unsec. Notes, 7.25%, 05/20/14	450,000	507,521

American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	2,595,000	2,703,553

Capital One Financial Corp., Sr. Unsec. Global Notes, 2.13%, 07/15/14	2,000,000	2,010,645

John Deere Capital Corp., Sr. Unsec. Medium-Term Notes, 1.25%, 12/02/14	1,000,000	1,015,959

SLM Corp.–Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	780,000	798,679

		7,036,357

Department Stores–0.76%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	4,105,000	4,110,131

Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	30,000	26,100

		4,136,231

Diversified Banks–9.46%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	470,000	467,854

Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	625,000	623,673

ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	2,750,000	2,753,606

ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,540,000	1,555,558

Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 05/16/16(b)	3,000,000	3,051,599

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	635,000	655,274

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes,
2.50%, 01/23/13	2,000,000	2,018,415

5.20%, 07/10/14	985,000	1,046,293

Unsec. Sub. Global Notes, 5.14%, 10/14/20	1,195,000	1,151,478

BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Yankee Notes, 3.25%, 05/16/14	2,300,000	2,265,004

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	1,585,000	1,557,414

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 1.63%, 08/12/13(b)	2,500,000	2,498,648

HSBC Finance Corp., Sr. Unsec. Global Notes, 7.00%, 05/15/12	500,000	505,929

HSBC USA Inc., 2.38%, 02/13/15	1,160,000	1,177,779

ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	750,000	742,931

ING Bank N.V. (Netherlands), Sr. Unsec. Notes,
2.00%, 10/18/13(b)	500,000	493,882

2.65%, 01/14/13(b)	1,500,000	1,497,661

3.00%, 09/01/15(b)	1,015,000	998,999

Kreditanstalt fuer Wiederaufbau (Germany), Sr. Unsec. Gtd. Euro Medium-Term Notes, 2.25%, 04/16/12	1,035,000	1,037,479

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	1,345,000	1,393,464

Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	1,000,000	1,020,223

Sr. Unsec. Notes, 2.80%, 04/02/12(b)	740,000	741,134

National Australia Bank Ltd. (Australia), Sr. Unsec. Notes, 5.35%, 06/12/13(b)	555,000	578,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Nordea Bank A.B. (Sweden), Sr. Unsec. Notes, 2.50%, 11/13/12(b)	$555,000	$560,295

Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(b)	1,120,000	1,161,727

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	1,625,000	1,690,179

Sr. Unsec. Gtd. Medium-Term Notes, 4.88%, 08/25/14(b)	4,000,000	4,114,332

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 2.99%, 10/07/13(b)	3,000,000	2,967,236

Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	280,000	273,652

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes,
3.20%, 05/12/16(b)	3,200,000	3,251,900

3.85%, 04/27/15(b)	850,000	878,450

U.S. Bancorp, Sr. Unsec. Global Notes, 4.20%, 05/15/14	280,000	300,588

U.S. Bank N.A., Sub. Notes, 3.78%, 04/29/20(c)	2,025,000	2,113,740

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.32%, 02/22/18(b)	200,000	202,412

6.55%, 10/13/20(b)	155,000	155,150

Wells Fargo & Co., Sr. Unsec. Global Medium-Term Notes, 1.25%, 02/13/15	1,000,000	999,402

Sr. Unsec. Global Notes, 3.63%, 04/15/15	1,200,000	1,285,818

Series 1, Sr. Unsec. Global Medium-Term Notes, 3.75%, 10/01/14	250,000	266,101

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	1,575,000	1,594,448

		51,648,102

Diversified Capital Markets–0.22%
Credit Suisse New York (Switzerland), Sr. Unsec. Global Medium-Term Notes, 5.50%, 05/01/14	330,000	353,442

UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 2.25%, 08/12/13	250,000	250,657

Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	565,000	585,903

		1,190,002

Diversified Chemicals–0.16%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.13%, 11/15/21	250,000	266,057

5.90%, 02/15/15	545,000	617,527

		883,584

Diversified Metals & Mining–0.88%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/14(b)	550,000	628,590

BHP Billiton Finance U.S.A. Ltd. (Australia), Sr. Unsec. Gtd. Deb. Notes, 8.50%, 12/01/12	345,000	365,276

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 3.55%, 03/01/22	700,000	698,676

Sr. Unsec. Notes, 8.38%, 04/01/17	2,950,000	3,091,600

		4,784,142

Diversified REIT’s–0.48%
Qatari Diar Finance QSC (Qatar), Sr. Unsec. Gtd. Notes, 3.50%, 07/21/15(b)	2,400,000	2,495,035

Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	120,000	127,723

		2,622,758

Electric Utilities–2.99%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	2,355,000	2,645,778

9.75%, 03/15/19(b)	2,250,000	2,953,017

Electricite De France S.A. (France), Sr. Unsec. Notes, 5.50%, 01/26/14(b)	545,000	585,233

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes,
3.88%, 10/07/14(b)	1,365,000	1,382,427

5.70%, 01/15/13(b)	2,000,000	2,053,682

Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	1,385,000	1,406,997

Southern Co. (The)–Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	1,500,000	1,553,179

Southern Power Co.–Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	2,980,000	3,279,901

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.10%, 11/30/12	475,000	490,943

		16,351,157

Electronic Equipment & Instruments–0.15%
FLIR Systems, Inc., Sr. Unsec. Notes, 3.75%, 09/01/16	775,000	792,337

Environmental & Facilities Services–0.47%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	2,355,000	2,543,235

Food Retail–1.22%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	506,000	545,681

Kroger Co. (The), Sr. Unsec. Gtd. Notes, 6.20%, 06/15/12	1,500,000	1,524,034

Safeway, Inc., Sr. Unsec. Notes, 3.40%, 12/01/16	2,910,000	3,024,418

WM Wrigley Jr. Co., Sr. Sec. Gtd. Notes, 3.70%, 06/30/14(b)	1,500,000	1,549,789

		6,643,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Gold–0.94%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	$185,000	$195,348

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 3.63%, 09/01/16(b)	5,000,000	4,960,241

		5,155,589

Health Care Equipment–0.40%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	735,000	789,721

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	1,350,000	1,366,765

		2,156,486

Health Care Facilities–0.00%
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	5,000	5,600

Health Care Services–1.38%
Aristotle Holding Inc., Sr. Gtd. Notes, 2.65%, 02/15/17(b)	2,000,000	2,021,736

Sr. Unsec. Gtd. Notes, 3.50%, 11/15/16(b)	450,000	465,492

Express Scripts, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/15/12	2,250,000	2,279,731

6.25%, 06/15/14	400,000	440,913

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	885,000	915,121

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	1,380,000	1,402,043

		7,525,036

Hotels, Resorts & Cruise Lines–1.15%
Hyatt Hotels Corp., Sr. Unsec. Notes, 3.88%, 08/15/16	2,500,000	2,597,629

Marriott International Inc., Sr. Unsec. Notes, 4.63%, 06/15/12	1,464,000	1,479,617

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	250,000	266,562

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.88%, 10/15/14	245,000	281,750

Wyndham Worldwide Corp., Sr. Unsec. Notes,
2.95%, 03/01/17	1,000,000	1,003,469

5.63%, 03/01/21	130,000	142,513

7.38%, 03/01/20	410,000	502,676

		6,274,216

Industrial Conglomerates–1.48%
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	1,800,000	1,848,886

Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Notes,
4.63%, 09/11/15(b)	2,217,000	2,352,237

5.75%, 09/11/19(b)	100,000	111,120

Unsec. Gtd. Sub. Notes, 6.00%(b)(d)	3,060,000	3,121,200

Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	620,000	643,949

		8,077,392

Integrated Oil & Gas–1.68%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	1,565,000	1,689,551

Husky Energy Inc. (Canada), Sr. Unsec. Yankee Notes, 6.25%, 06/15/12	1,920,000	1,947,411

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	210,000	220,675

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.88%, 01/27/16	3,500,000	3,643,306

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,210,000	1,303,869

Statoil ASA (Norway), Unsec. Gtd. Unsub. Global Notes, 1.80%, 11/23/16	350,000	358,546

		9,163,358

Integrated Telecommunication Services–0.93%
AT&T, Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	1,070,000	1,122,831

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes,
5.55%, 02/01/14	840,000	914,195

7.38%, 11/15/13	1,000,000	1,108,217

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/13	585,000	596,164

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	210,000	211,898

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	129,000	131,625

Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	715,000	768,061

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	237,000	242,813

		5,095,804

Investment Banking & Brokerage–3.17%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
3.63%, 02/07/16	620,000	623,385

3.70%, 08/01/15	1,485,000	1,514,809

5.13%, 01/15/15	35,000	37,245

5.25%, 10/15/13	2,985,000	3,124,931

5.75%, 01/24/22	3,870,000	4,054,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes,
6.00%, 01/14/20(b)	$500,000	$470,293

7.30%, 08/01/14(b)	350,000	361,825

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	1,880,000	1,876,853

Sr. Unsec. Notes,
2.88%, 01/24/14	2,490,000	2,471,981

3.45%, 11/02/15	2,210,000	2,170,756

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	85,000	88,685

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Notes, 2.95%, 12/01/12	530,000	536,746

		17,331,563

Life & Health Insurance–1.14%
Metropolitan Life Global Funding I, Sr. Sec. Notes, 2.88%, 09/17/12(b)	400,000	405,153

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	345,000	341,610

New York Life Global Funding, Series 2003-1, Tranche 1, Sr. Sec. Medium-Term Notes, 5.38%, 09/15/13(b)	1,000,000	1,068,256

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,615,000	1,686,056

Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 6.20%, 01/15/15	190,000	209,303

Series D, Sr. Unsec. Medium-Term Notes,
2.75%, 01/14/13	2,000,000	2,032,589

3.63%, 09/17/12	485,000	492,789

		6,235,756

Life Sciences Tools & Services–0.39%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	185,000	214,534

Sr. Unsec. Notes, 3.38%, 03/01/13	1,900,000	1,938,717

		2,153,251

Managed Health Care–0.70%
Cigna Corp., Sr. Unsec. Notes,
4.50%, 03/15/21	980,000	1,056,812

5.88%, 03/15/41	65,000	74,172

UnitedHealth Group, Inc., Sr. Unsec. Global Notes, 1.88%, 11/15/16	1,600,000	1,631,877

Sr. Unsec. Notes,
5.95%, 02/15/41	125,000	159,271

4.88%, 02/15/13	880,000	916,972

		3,839,104

Mortgage Backed Securities–0.06%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	323,248	327,041

Movies & Entertainment–0.11%
Viacom Inc., Sr. Unsec. Notes, 4.38%, 09/15/14	550,000	595,508

Multi-Line Insurance–1.15%
American International Group Inc., Sr. Unsec. Global Notes, 3.65%, 01/15/14	1,940,000	1,974,143

Liberty Mutual Group Inc., Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	100,000	100,240

Sr. Unsec. Notes, 5.75%, 03/15/14(b)	3,084,000	3,214,693

Pricoa Global Funding I, Sr. Sec. Notes, 4.63%, 06/25/12(b)	1,000,000	1,012,093

		6,301,169

Multi-Utilities–0.67%
Dominion Resources, Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	3,000,000	3,123,790

5.70%, 09/17/12	540,000	554,957

		3,678,747

Office Electronics–0.22%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	1,140,000	1,217,094

Office REIT’s–0.48%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	2,510,000	2,623,376

Office Services & Supplies–0.64%
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	3,335,000	3,482,973

Oil & Gas Drilling–0.68%
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	3,430,000	3,702,109

Oil & Gas Exploration & Production–2.96%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	1,620,000	1,811,595

Devon Energy Corp., Sr. Unsec. Global Notes, 2.40%, 07/15/16	1,600,000	1,661,120

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	105,000	113,017

EOG Resources, Inc., Sr. Unsec. Notes,
2.95%, 06/01/15	2,000,000	2,122,349

4.10%, 02/01/21	1,155,000	1,276,460

Marathon Petroleum Corp., Sr. Unsec. Global Notes, 3.50%, 03/01/16	1,500,000	1,561,999

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	1,450,000	1,657,744

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	5,172,000	5,475,855

XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	440,000	479,481

		16,159,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–1.15%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes,
3.70%, 06/01/15	$2,000,000	$2,132,392

6.45%, 09/01/40	135,000	166,834

Series O, Sr. Unsec. Gtd. Notes, 9.75%, 01/31/14	400,000	461,014

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes,
5.67%, 08/15/14	2,750,000	2,988,050

5.90%, 09/15/13	475,000	506,318

		6,254,608

Other Diversified Financial Services–6.34%
Bank of America Corp., Sr. Unsec. Global Notes, 3.70%, 09/01/15	3,070,000	3,078,353

6.50%, 08/01/16	165,000	180,138

Bank One Corp., Unsec. Sub. Global Notes, 5.25%, 01/30/13	595,000	616,460

Citigroup, Inc., Sr. Unsec. Floating Rate Notes, 2.51%, 08/13/13(c)	2,000,000	1,998,478

Sr. Unsec Global Notes,
5.88%, 01/30/42	495,000	537,328

6.01%, 01/15/15	1,110,000	1,211,545

Sr. Unsec. Notes, 4.75%, 05/19/15	3,000,000	3,184,419

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	880,000	890,675

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes,
2.75%, 07/01/13(b)	420,000	426,235

2.25%, 01/10/14(b)	2,000,000	2,017,245

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	2,526,000	2,598,428

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 2.80%, 01/08/13	1,000,000	1,019,001

Series A, Sr. Unsec. Medium-Term Global Notes, 5.45%, 01/15/13	545,000	567,970

International Lease Finance Corp., Sr. Unsec. Global Notes, 5.75%, 05/15/16	2,300,000	2,344,563

JPMorgan Chase & Co., Sr. Unsec. Floating Rate Medium-Term Notes, 1.14%, 02/26/13(c)	1,960,000	1,969,013

Sr. Unsec. Global Notes,
3.15%, 07/05/16	875,000	902,551

3.45%, 03/01/16	605,000	628,630

4.75%, 05/01/13	640,000	667,767

Unsec. Sub. Global Notes, 5.13%, 09/15/14	2,400,000	2,574,228

MassMutual Global Funding II, Sr. Sec. Notes, 3.63%, 07/16/12(b)	1,000,000	1,011,156

Merrill Lynch & Co., Inc.–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	1,820,000	1,866,655

National Rural Utilities Cooperative Finance Corp., Sec. Collateral Trust Bonds, 1.13%, 11/01/13	4,300,000	4,339,298

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39% (Acquired 12/07/04-12/01/06; Cost $519,224)(b)(d)(e)	520,000	—

		34,630,136

Packaged Foods & Meats–0.41%
HJ Heinz Finance Co., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/12	1,250,000	1,251,905

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	940,000	960,078

		2,211,983

Pharmaceuticals–0.81%
Abbott Laboratories, Sr. Unsec. Global Notes, 2.70%, 05/27/15	1,120,000	1,189,708

Sanofi (France), Sr. Unsec. Global Notes, 1.63%, 03/28/14	1,675,000	1,712,003

Teva Pharmaceutical Finance IV LLC, Sr. Unsec. Gtd. Global Notes, 1.70%, 11/10/14	1,500,000	1,531,284

		4,432,995

Railroads–0.74%
CSX Corp., Sr. Unsec. Notes,
3.70%, 10/30/20	2,000,000	2,100,155

4.25%, 06/01/21	765,000	839,499

5.50%, 04/15/41	105,000	121,846

6.30%, 03/15/12	1,000,000	1,001,664

		4,063,164

Regional Banks–0.63%
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	750,000	786,460

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 4.65%, 02/25/15(b)	390,000	398,157

PNC Preferred Funding Trust III, Jr. Sub. Notes, 8.70%(b)(c)(d)	200,000	208,250

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	2,000,000	2,050,000

		3,442,867

Retail REIT’s–0.40%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	1,815,000	2,174,134

Soft Drinks–1.06%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/16	2,210,000	2,275,300

Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,500,000	1,510,158

PepsiCo Inc., Sr. Unsec. Global Notes, 0.80%, 08/25/14	2,000,000	2,016,866

		5,802,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Specialized Finance–1.19%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	$2,390,000	$2,551,122

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	1,795,000	1,908,892

Sr. Sec. Collateral Trust Notes, 2.63%, 09/16/12	2,000,000	2,022,476

		6,482,490

Specialized REIT’s–1.32%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,140,000	1,215,678

Sr. Unsec. Notes, 4.50%, 01/15/18	175,000	181,187

Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	500,000	537,423

HCP Inc., Sr. Unsec. Notes, 2.70%, 02/01/14	3,500,000	3,531,545

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,735,000	1,741,940

		7,207,773

Steel–0.63%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 3.75%, 08/05/15	1,615,000	1,647,485

3.75%, 03/01/16	1,000,000	1,005,351

6.13%, 06/01/18	750,000	789,962

		3,442,798

Systems Software–0.22%
Symantec Corp., Sr. Unsec. Notes, 2.75%, 09/15/15	1,150,000	1,190,889

Tobacco–0.16%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	800,000	878,055

Trading Companies & Distributors–0.10%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	530,000	541,349

Trucking–0.19%
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	1,000,000	1,043,015

Wireless Telecommunication Services–0.58%
Alltel Corp., Sr. Unsec. Global Notes, 7.00%, 07/01/12	265,000	270,668

America Movil S.A.B. de C.V. (Mexico), Unsec. Gtd. Unsub. Global Notes, 2.38%, 09/08/16	870,000	892,227

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(b)	1,165,000	1,202,862

4.88%, 08/15/20(b)	245,000	258,475

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 5.00%, 12/16/13	530,000	569,040

		3,193,272

Total Bonds and Notes (Cost $361,527,927)		369,309,061

U.S. Treasury Securities–11.72%
U.S. Treasury Bills–0.09%
0.10%, 11/15/12(f)(g)	500,000	499,516

U.S. Treasury Notes–11.63%
1.38%, 03/15/12	7,500,000	7,503,516

0.75%, 05/31/12	15,625,000	15,649,414

1.75%, 08/15/12	22,100,000	22,262,518

1.38%, 09/15/12	5,000,000	5,032,227

2.38%, 10/31/14	1,500,000	1,578,047

2.13%, 11/30/14	500,000	523,125

1.75%, 05/31/16	820,000	855,747

1.00%, 09/30/16	7,000,000	7,067,812

3.25%, 12/31/16	2,100,000	2,339,531

3.13%, 05/15/21	615,000	682,842

		63,494,779

Total U.S. Treasury Securities (Cost $63,298,501)		63,994,295

Asset-Backed Securities–8.10%
Alley Auto Receivables Trust–Series 2010-1, Class A3, Pass Through Ctfs., 1.45%, 05/15/14	347,724	349,669

Ally Master Owner Trust–Series 2010-1, Class A, Floating Rate Pass Through Ctfs., 2.00%, 01/15/15(b)(c)	150,000	151,777

AmeriCredit Automobile Receivables Trust–Series 2011-3, Class D, Pass Through Ctfs., 4.04%, 07/10/17	3,000,000	3,034,628

ARI Fleet Lease Trust–Series 2010-A, Class A, Floating Rate Pass Through Ctfs., 1.70%, 08/15/18(b)(c)	86,144	86,183

BA Credit Card Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.55%, 09/15/15(c)	1,110,000	1,113,302

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	396,632	405,813

Series 2005-6, Class A3, Variable Rate Pass Through Ctfs., 5.19%, 09/10/47(c)	1,689,053	1,704,168

Banc of America Mortgage Securities Inc.–Series 2004-D, Class 2A2, Floating Rate Pass Through Ctfs., 2.88%, 05/25/34(c)	371,489	326,497

Bank of America Auto Trust–Series 2009-2A, Class A3, Pass Through Ctfs., 2.13%, 09/15/13(b)	134,752	134,992

Bear Stearns Adjustable Rate Mortgage Trust–Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.49%, 08/25/33(c)	532,917	529,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 01/12/41(c)	$335,000	$357,468

Series 2005-PWR8, Class A3, Pass Through Ctfs., 4.55%, 06/11/41	303,444	303,531

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.45%, 03/11/39(c)	285,836	302,697

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	500,000	571,364

Cabela’s Master Credit Card Trust–Series 2011-2A, Class A1, Pass Through Ctfs., 2.39%, 06/17/19(b)	1,500,000	1,563,382

Chase Issuance Trust–Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,355,000	1,395,515

Citigroup Mortgage Loan Trust, Inc.–Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.36%, 08/25/34(c)	1,533,184	1,523,765

CNH Equipment Trust–Series 2010-A, Class A3, Pass Through Ctfs., 1.54%, 07/15/14	181,202	181,743

Commercial Mortgage Trust–Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.75%, 07/16/34(b)(c)	43,220	43,202

Countrywide Asset-Backed Ctfs., Series 2004-5, Class 4A3, Floating Rate Pass Through Ctfs., 0.56%, 10/25/34(c)	939,188	873,383

Series 2007-BC2, Class 2A1, Floating Rate Pass Through Ctfs., 0.33%, 06/25/37(c)	22,227	22,009

Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	189,080	186,048

Credit Suisse Mortgage Capital Ctfs., Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost $1,493,057)(b)	1,451,058	1,503,658

Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.70%, 09/26/34(b)(c)	738,821	701,180

Discover Card Master Trust–Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.90%, 09/15/15(c)	1,700,000	1,709,891

Ford Credit Floorplan Master Owner Trust–Series 2010-3, Class A1, Pass Through Ctfs., 4.20%, 02/15/17(b)	575,000	625,251

GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, Pass Through Ctfs., 4.47%, 03/15/20	2,000,000	2,283,620

Series 2009-2, Class A, Pass Through Ctfs., 3.69%, 07/15/15	4,000,000	4,049,796

Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	500,000	510,523

GE Dealer Floorplan Master Note Trust–Series 2009-1, Class A, Floating Rate Pass Through Ctfs., 1.93%, 07/21/14(c)	1,000,000	1,005,913

GS Mortgage Securities Corp. II, Series 2007-EOP, Class J, Floating Rate Pass Through Ctfs., 4.09%, 03/06/20(b)(c)	225,000	216,792

Series 2005-GG4, Class A2, Pass Through Ctfs., 4.48%, 07/10/39	67,101	67,102

Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	125,000	136,361

Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, Pass Through Ctfs., 1.74%, 09/15/13	123,111	123,295

Series 2009-4, Class A3, Pass Through Ctfs., 1.87%, 02/15/14	160,739	161,023

Honda Auto Receivables Owner Trust–Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	5,141	5,146

LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, Pass Through Ctfs., 4.37%, 03/15/36	350,000	368,475

Series 2005-C1, Class A3, Pass Through Ctfs., 4.55%, 02/15/30	38,632	38,634

Series 2005-C3, Class A3, Pass Through Ctfs., 4.65%, 07/15/30	130,379	130,683

Series 2005-C3, Class A4, Pass Through Ctfs., 5.50%, 07/15/30	1,400,000	1,430,039

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	165,000	180,105

MMAF Equipment Finance LLC–Series 2009-AA, Class A3, Pass Through Ctfs., 2.37%, 11/15/13(b)	268,125	269,209

MMCA Automobile Trust–Series 2010-A, Class A3, Pass Through Ctfs., 1.39%, 01/15/14(b)	400,042	400,849

Morgan Stanley Capital I, Series 2005-HQ5, Class A3, Pass Through Ctfs., 5.01%, 01/14/42	45,805	45,784

Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 11/14/42(c)	305,000	341,740

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	269,529	275,062

Nissan Master Owner Trust Receivables–Series 2010-AA, Class A, Floating Rate Pass Through Ctfs., 1.40%, 01/15/15(b)(c)	275,000	277,302

RBSCF Trust–Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 08/16/14(b)(c)	500,000	532,470

Santander Drive Auto Receivables Trust–Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,730,000	1,740,440

Sequoia Mortgage Trust–Series 2012-1, Class 1A1, Floating Rate Pass Through Ctfs., 2.87%, 01/25/42(c)	2,475,808	2,523,203

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.37%, 08/15/39(c)	511,406	519,056

Vanderbilt Mortgage Finance, Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	42,146	43,730

Series 2002-C, Class A4, Pass Through Ctfs., 6.57%, 08/07/24	64,253	67,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Short Term Bond Fund

	Principal
	Amount	Value

Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4, Variable Rate Pass Through Ctfs., 5.32%, 07/15/41(c)	$2,505,000	$2,703,519

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(c)	20,000	22,197

Series 2005-C22, Class A3, Variable Rate Pass Through Ctfs., 5.29%, 12/15/44(c)	400,000	405,331

WaMu Mortgage Pass Through Ctfs.–Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.49%, 08/25/33(c)	1,225,931	1,230,452

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.73%, 07/25/34(c)	444,273	440,017

Series 2004-S, Class A1, Floating Rate Pass Through Ctfs., 2.70%, 09/25/34(c)	561,920	564,994

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(c)	1,347,723	1,284,923

Wheels SPV LLC–Series 2009-1, Class A, Floating Rate Pass Through Ctfs., 1.80%, 03/15/18(b)(c)	138,691	139,046

Total Asset-Backed Securities (Cost $43,266,211)		44,234,581

U.S. Government Sponsored Mortgage-Backed Securities–4.78%
Collateralized Mortgage Obligations–0.84%
Fannie Mae REMICS,
0.74%, 01/25/28(c)	109,079	109,134

1.01%, 06/25/37(c)	2,450,385	2,479,062

4.00%, 08/25/18	104,123	104,843

Fannie Mae Whole Loan, 0.69%, 02/25/47(c)	245,650	246,586

Freddie Mac REMICS,
1.25%, 12/15/31(c)	213,798	216,974

1.20%, 01/15/32(c)	114,773	116,129

5.00%, 01/15/13	639,652	650,565

7.50%, 09/15/29	445,530	530,055

Ginnie Mae REMICS, 0.65%, 09/16/19(c)	121,609	121,883

		4,575,231

Federal Home Loan Mortgage Corp. (FHLMC)–0.69%
Pass Through Ctfs., ARM,
2.34%, 07/01/36(c)	171,743	183,304

4.39%, 02/01/37(c)	89,460	94,671

5.45%, 01/01/38(c)	127,753	136,504

Pass Through Ctfs.,
8.00%, 11/20/12	565	564

9.00%, 05/01/15	80,755	87,032

7.50%, 06/01/16 to 07/01/24	219,727	230,885

7.00%, 12/01/16 to 10/01/34	1,071,974	1,239,134

6.00%, 02/01/17 to 03/01/23	732,388	799,785

8.50%, 02/01/19 to 08/17/26	671,702	797,987

6.50%, 01/01/33 to 12/01/35	159,613	180,846

		3,750,712

Federal National Mortgage Association (FNMA)–2.08%
Pass Through Ctfs., ARM, 2.12%, 09/01/19(c)	52,127	52,370

2.36%, 11/01/32(c)	94,884	99,945

2.39%, 05/01/35(c)	406,806	428,838

4.49%, 03/01/38(c)	76,017	80,489

Pass Through Ctfs.,
7.50%, 02/01/15 to 02/01/31	754,597	884,481

7.00%, 04/01/15 to 08/01/36	5,353,262	6,100,069

8.50%, 09/01/15 to 07/01/30	446,069	546,206

6.50%, 11/01/16 to 10/01/35	1,753,322	1,980,157

8.00%, 12/01/17 to 08/01/32	884,313	996,254

9.00%, 02/01/21 to 01/01/30	158,235	192,972

10.00%, 05/01/26	7,270	7,312

		11,369,093

Federal Deposit Insurance Company (FDIC)–0.41%
Structured Sale Gtd. Notes, Series 2010-S1, Class 1A Floating Rate Pass Through Ctfs., 0.82%, 02/25/48 (Acquired 03/05/10; Cost $2,261,393)(b)(c)	2,261,393	2,263,808

Government National Mortgage Association (GNMA)–0.76%
Pass Through Ctfs.,
6.50%, 10/15/13 to 02/15/34	2,123,055	2,462,282

7.00%, 05/15/17 to 06/15/32	814,909	923,041

9.50%, 09/15/17	411	414

6.00%, 06/15/18	277,010	307,143

7.75%, 11/15/19 to 02/15/21	183,782	198,878

7.50%, 12/20/25 to 07/15/32	120,711	134,693

8.50%, 07/20/27	90,922	111,485

		4,137,936

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $23,767,012)		26,096,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Short Term Bond Fund

	Principal
	Amount	Value

U.S. Government Sponsored Agency Securities–1.56%
Federal Home Loan Mortgage Corp. (FHLMC)–0.93%
Unsec. Global Notes, 1.63%, 04/15/13	$5,000,000	$5,080,128

Federal National Mortgage Association (FNMA)–0.63%
Unsec. Global Notes, 2.63%, 11/20/14	3,270,000	3,457,643

Total U.S. Government Sponsored Agency Securities (Cost $8,245,800)		8,537,771

Municipal Obligations–0.06%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Lease RB, 7.05%, 12/01/44	110,000	136,269

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57	170,000	198,446

Total Municipal Obligations (Cost $280,000)		334,715

	Shares
Money Market Funds–4.87%
Liquid Assets Portfolio–Institutional Class(h)	13,283,793	13,283,793

Premier Portfolio–Institutional Class(h)	13,283,792	13,283,792

Total Money Market Funds (Cost $26,567,585)		26,567,585

TOTAL INVESTMENTS–98.72% (Cost $526,953,036)		539,074,788

OTHER ASSETS LESS LIABILITIES–1.28%		7,001,532

NET ASSETS–100.00%		$546,076,320

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $94,168,378, which represented 17.24% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 29, 2012 represented less than 1% of the Fund’s Net Assets.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $500,385,451)	$512,507,203

Investments in affiliated money market funds, at value and cost	26,567,585

Total investments, at value (Cost $526,953,036)	539,074,788

Foreign currencies, at value (Cost $482)	541

Receivable for:
Investments sold	398,593

Variation margin	158,406

Fund shares sold	5,599,581

Dividends and interest	4,442,754

Fund expenses absorbed	134,589

Principal paydowns	17,054

Investment for trustee deferred compensation and retirement plans	46,365

Other assets	12,556

Total assets	549,885,227

Liabilities:
Payable for:
Investments purchased	997,890

Fund shares reacquired	2,173,015

Dividends	154,210

Accrued fees to affiliates	301,508

Accrued other operating expenses	94,237

Trustee deferred compensation and retirement plans	88,047

Total liabilities	3,808,907

Net assets applicable to shares outstanding	$546,076,320

Net assets consist of:
Shares of beneficial interest	$597,439,136

Undistributed net investment income	(178,076)

Undistributed net realized gain (loss)	(63,479,972)

Unrealized appreciation	12,295,232

$546,076,320

Net Assets:
Class A	$195,145,942

Class C	$319,378,994

Class R	$2,974,553

Class Y	$21,675,584

Institutional Class	$6,901,247

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,486,242

Class C	36,814,415

Class R	342,301

Class Y	2,496,952

Institutional Class	794,863

Class A:
Net asset value per share	$8.68

Maximum offering price per share (Net asset value of $8.68 divided by 97.50%)	$8.90

Class C:
Net asset value and offering price per share	$8.68

Class R:
Net asset value and offering price per share	$8.69

Class Y:
Net asset value and offering price per share	$8.68

Institutional Class:
Net asset value and offering price per share	$8.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$14,856,489

Dividends from affiliated money market funds	20,748

Total investment income	14,877,237

Expenses:
Advisory fees	1,764,876

Administrative services fees	156,053

Custodian fees	21,508

Distribution fees:
Class A	296,235

Class C	2,129,904

Class R	14,745

Transfer agent fees — A, C, R and Y	560,011

Transfer agent fees — Institutional	1,340

Trustees’ and officers’ fees and benefits	38,808

Other	249,134

Total expenses	5,232,614

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,441,310)

Net expenses	3,791,304

Net investment income	11,085,933

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,749,917

Futures contracts	(7,290,862)

Swap agreements	(125,547)

(5,666,492)

Change in net unrealized appreciation of:
Investment securities	2,266,599

Futures contracts	217,705

2,484,304

Net realized and unrealized gain (loss)	(3,182,188)

Net increase in net assets resulting from operations	$7,903,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	February 29,	February 28,
	2012	2011

Operations:
Net investment income	$11,085,933	$7,877,233

Net realized gain (loss)	(5,666,492)	403,097

Change in net unrealized appreciation	2,484,304	273,297

Net increase in net assets resulting from operations	7,903,745	8,553,627

Distributions to shareholders from net investment income:
Class A	(4,077,040)	(2,316,340)

Class C	(5,775,264)	(3,856,325)

Class R	(58,439)	(56,207)

Class Y	(535,966)	(320,368)

Institutional Class	(251,917)	(1,108,288)

Total distributions from net investment income	(10,698,626)	(7,657,528)

Share transactions–net:
Class A	83,103,274	32,541,583

Class C	74,007,941	142,864,990

Class R	407,296	491,792

Class Y	8,865,869	4,782,249

Institutional Class	(10,575,221)	(35,485,420)

Net increase in net assets resulting from share transactions	155,809,159	145,195,194

Net increase in net assets	153,014,278	146,091,293

Net assets:
Beginning of year	393,062,042	246,970,749

End of year (includes undistributed net investment income of $(178,076) and $181,643, respectively)	$546,076,320	$393,062,042

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

21        Invesco Short Term Bond Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

22        Invesco Short Term Bond Fund

D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due

23        Invesco Short Term Bond Fund

to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.35%

Next $500 million	0.325%

Next $1.5 billion	0.30%

Next $2.5 billion	0.29%

Over $5 billion	0.28%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.56%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41% and 0.41%, respectively, of average daily net assets. Prior to June 6, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.66%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees $211,926 and reimbursed class level expenses of $200,823, $330,730, $3,336, $24,414 and $1,340 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of

24        Invesco Short Term Bond Fund

providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to June 6, 2011, the fund paid IDI compensation at the annual rate of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2013, to waive Rule 12b-1 plan fees on Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. For the year ended February 29, 2012, 12b-1 fees incurred after fee waivers for Class C shares were $1,461,870 after fee waivers of $668,034.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $82,767 in front-end sales commissions from the sale of Class A shares and $18,588 and $10,016 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$26,567,585	$—	$—	$26,567,585

Corporate Debt Securities	—	369,309,061	0	369,309,061

U.S. Treasury Securities	—	63,994,295	—	63,994,295

Asset-Backed Securities	—	44,234,581	—	44,234,581

U.S. Government Sponsored Securities	—	34,634,551	—	34,634,551

Municipal Obligations	—	334,715	—	334,715

	$26,567,585	$512,507,203	$0	$539,074,788

Futures*	173,421	—	—	173,421

Total Investments	$26,741,006	$512,507,203	$0	$539,248,209

*	Unrealized appreciation.

25        Invesco Short Term Bond Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$181,431	$(8,010)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$(125,547)

Interest rate risk	(7,290,862)	—

Change in Unrealized Appreciation
Credit risk	—	—

Interest rate risk	217,705	—

Total	$(7,073,157)	$(125,547)

*	The average notional value outstanding of futures and swap agreements during the period was $108,293,817 and $7,297,500, respectively.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury 2 Year Notes	124	June-2012	$27,309,063	$(8,010)

Short Contracts

U.S. Treasury 5 Year Notes	240	June-2012	(29,561,250)	44,496

U.S. Treasury 10 Year Notes	245	June-2012	(32,083,516)	129,642

U.S. Treasury 30 Year Bonds	9	June-2012	(1,274,906)	7,293

Subtotal				$181,431

Total				$173,421

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $707.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,355 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

26        Invesco Short Term Bond Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the years ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$10,698,626	$7,657,528

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$649,945

Net unrealized appreciation — investments	11,242,071

Net unrealized appreciation — other investments	59

Temporary book/tax differences	(83,159)

Post-October deferrals	(812,148)

Capital loss carryforward	(62,359,584)

Shares of beneficial interest	597,439,136

Total net assets	$546,076,320

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and book to tax accretion and amortization differences.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$1,424,485	$—	$1,424,485

February 28, 2014	3,846,547	—	3,846,547

February 28, 2015	1,556,368	—	1,556,368

February 29, 2016	16,170,361	—	16,170,361

February 28, 2017	10,084,651	—	10,084,651

February 28, 2018	24,733,191	—	24,733,191

February 28, 2019	38,154	—	38,154

Not subject to expiration	1,741,393	2,764,434	4,505,827

	$59,595,150	$2,764,434	$62,359,584

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

27        Invesco Short Term Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $186,828,484 and $151,143,094, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,813,384

Aggregate unrealized (depreciation) of investment securities	(1,571,313)

Net unrealized appreciation of investment securities	$11,242,071

Cost of investments for tax purposes is $527,832,717.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and excise taxes, on February 29, 2012, undistributed net investment income was decreased by $59,890, undistributed net realized gain (loss) was increased by $32,643,049 and shares of beneficial interest decreased by $32,583,159. Further, as a result of tax deferrals acquired in the reorganization of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund into the Fund, undistributed net investment income (loss) was decreased by $687,136, undistributed net realized gain (loss) was decreased by $53,025,053 and shares of beneficial interest increased by $53,712,189. These reclassifications had no effect on the net assets of the Fund.

28        Invesco Short Term Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	12,627,858	$109,397,957	16,005,428	$139,384,726

Class C	29,451,828	255,095,195	34,478,678	300,402,608

Class R	232,787	2,024,523	291,352	2,538,851

Class Y	3,582,950	31,045,184	1,928,182	16,793,732

Institutional Class	433,712	3,761,490	969,173	8,429,810

Issued as reinvestment of dividends:
Class A	392,370	3,391,170	218,413	1,903,069

Class C	550,068	4,757,029	367,730	3,203,151

Class R	6,618	57,320	6,331	55,224

Class Y	38,171	329,726	28,208	245,843

Institutional Class	27,597	239,491	123,363	1,074,950

Issued in connection with acquisitions:(b)
Class A	8,877,880	77,490,237	—	—

Class C	3,203,330	27,968,520	—	—

Class R	62,933	549,958	—	—

Class Y	466,936	4,075,997	—	—

Institutional Class	9,522	83,246	—	—

Reacquired:
Class A	(12,387,708)	(107,176,090)	(12,489,029)	(108,746,212)

Class C	(24,729,033)	(213,812,803)	(18,461,951)	(160,740,769)

Class R	(256,569)	(2,224,505)	(240,970)	(2,102,283)

Class Y	(3,076,304)	(26,585,038)	(1,407,254)	(12,257,326)

Institutional Class	(1,679,866)	(14,659,448)	(5,155,428)	(44,990,180)

Net increase in share activity	17,835,080	$155,809,159	16,662,226	$145,195,194

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on February 28, 2011 and by the shareholders of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 12,620,601 shares of the Fund for 4,832,072 shares outstanding of Invesco Libor Alpha Fund and 7,442,993 shares outstanding of Invesco Van Kampen Limited Duration Fund as of the close of business on June 6, 2011. Each class of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund to the net asset value of the Fund on the close of business, June 6, 2011. Invesco Libor Alpha Fund’s and Invesco Van Kampen Limited Duration Fund’s net assets at that date of $43,104,318 and $67,063,640, respectively, including $1,196,385 and $1,014,146, respectively of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $411,559,860. The net assets of the Fund immediately following the acquisition were $521,727,819.
  The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization has been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$11,970,544

Net realized/unrealized gains (losses)	(3,187,829)

Change in net assets resulting from operations	$8,782,715

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

29        Invesco Short Term Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset			on securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$8.72	$0.21	(c)	$(0.05)	$0.16	$(0.20)	$8.68	1.85%	$195,146	0.56	%(d)	0.72	%(d)	2.39	%(d)	40%
Year ended 02/28/11	8.68	0.21	(c)	0.04	0.25	(0.21)	8.72	2.87	113,103	0.65		0.80		2.41		48
Seven months ended 02/28/10	8.55	0.17	(c)	0.13	0.30	(0.17)	8.68	3.52	80,252	0.65	(e)	0.87	(e)	3.35	(e)	48
Year ended 07/31/09	9.48	0.48	(c)	(0.90)	(0.42)	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Year ended 07/31/08	9.75	0.56	(c)	(0.26)	0.30	(0.57)	9.48	3.18	45,674	0.86		0.94		5.87		73
Year ended 07/31/07	9.80	0.51		(0.04)	0.47	(0.52)	9.75	4.84	28,663	0.86		0.98		5.14		101

Class C
Year ended 02/29/12	8.71	0.18	(c)	(0.04)	0.14	(0.17)	8.68	1.65	319,379	0.90	(d)	1.28	(d)	2.05	(d)	40
Year ended 02/28/11	8.68	0.19	(c)	0.02	0.21	(0.18)	8.71	2.49	246,940	0.90		1.55		2.16		48
Seven months ended 02/28/10	8.54	0.16	(c)	0.14	0.30	(0.16)	8.68	3.50	103,785	0.90	(e)	1.62	(e)	3.10	(e)	48
Year ended 07/31/09	9.48	0.46	(c)	(0.91)	(0.45)	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Year ended 07/31/08	9.75	0.54	(c)	(0.26)	0.28	(0.55)	9.48	2.93	75,404	1.11		1.69		5.62		73
Year ended 07/31/07	9.80	0.48		(0.04)	0.44	(0.49)	9.75	4.59	83,869	1.11		1.73		4.89		101

Class R
Year ended 02/29/12	8.73	0.18	(c)	(0.05)	0.13	(0.17)	8.69	1.54	2,975	0.90	(d)	1.06	(d)	2.05	(d)	40
Year ended 02/28/11	8.70	0.19	(c)	0.02	0.21	(0.18)	8.73	2.49	2,588	0.90		1.05		2.16		48
Seven months ended 02/28/10	8.56	0.16	(c)	0.14	0.30	(0.16)	8.70	3.49	2,086	0.90	(e)	1.12	(e)	3.10	(e)	48
Year ended 07/31/09	9.50	0.46	(c)	(0.91)	(0.45)	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Year ended 07/31/08	9.77	0.54	(c)	(0.26)	0.28	(0.55)	9.50	2.94	1,310	1.11		1.19		5.62		73
Year ended 07/31/07	9.82	0.48		(0.04)	0.44	(0.49)	9.77	4.59	621	1.11		1.23		4.89		101

Class Y
Year ended 02/29/12	8.72	0.22	(c)	(0.04)	0.18	(0.22)	8.68	2.04	21,676	0.40	(d)	0.56	(d)	2.55	(d)	40
Year ended 02/28/11	8.69	0.23	(c)	0.03	0.26	(0.23)	8.72	3.00	12,950	0.40		0.55		2.66		48
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	8,132	0.40	(e)	0.62	(e)	3.60	(e)	48
Year ended 07/31/09(f)	8.81	0.41	(c)	(0.28)	0.13	(0.39)	8.55	1.62	2,545	0.51	(e)	0.75	(e)	5.86	(e)	123

Institutional Class
Year ended 02/29/12	8.72	0.22	(c)	(0.04)	0.18	(0.22)	8.68	2.04	6,901	0.40	(d)	0.46	(d)	2.55	(d)	40
Year ended 02/28/11	8.69	0.23	(c)	0.03	0.26	(0.23)	8.72	3.00	17,481	0.40		0.45		2.66		48
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	52,716	0.40	(e)	0.49	(e)	3.60	(e)	48
Year ended 07/31/09	9.49	0.51	(c)	(0.92)	(0.41)	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Year ended 07/31/08	9.76	0.60	(c)	(0.27)	0.33	(0.60)	9.49	3.51	76,898	0.55		0.55		6.18		73
Year ended 07/31/07	9.81	0.53		(0.04)	0.49	(0.54)	9.76	5.13	67,467	0.58		0.58		5.42		101

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $108,844,548 and sold of $18,391,076 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $177,532, $292,374, $2,949, $21,583 and $10,140 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

30        Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

31        Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,016.20	$2.73	$1,022.15	$2.74	0.55%

C	1,000.00	1,013.30	4.51	1,020.39	4.52	0.90

R	1,000.00	1,014.40	4.51	1,020.39	4.52	0.90

Y	1,000.00	1,017.00	2.01	1,022.87	2.01	0.40

Institutional	1,000.00	1,015.80	2.00	1,022.87	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

32        Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	5.03%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Short Term Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)
			140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Short Term Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)
			N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004
Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.
			N/A	N/A

T-3        Invesco Short Term Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).
			N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Short Term Bond Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
     The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519 .
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

STB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco U.S. Government Fund
Nasdaq:
A: AGOVX ▪ B: AGVBX ▪ C: AGVCX ▪ R: AGVRX ▪ Y: AGVYX
Investor: AGIVX ▪ Institutional: AGOIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco U.S. Government Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2012, Invesco U.S. Government Fund underperformed its style-specific index, the Barclays U.S. Government Index, and its broad market index, the Barclays U.S. Aggregate Index. The Fund’s underperformance versus its style-specific index was mainly due to underperformance of agency mortgage-backed securities (MBS) holdings and duration positioning throughout the reporting period. The Fund’s underperformance relative to its broad market index can be attributed to its restriction from buying many of the asset classes in the Barclays U.S. Aggregate Index that outperformed government securities for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.50%

Class B Shares	6.69

Class C Shares	6.59

Class R Shares	7.23

Class Y Shares	7.76

Investor Class Shares	7.37

Institutional Class Shares	7.99

Barclays U.S. Aggregate Index▼ (Broad Market Index)	8.37

Barclays U.S. Government Index▼ (Style-Specific Index)	8.85

Lipper Intermediate U.S. Government Funds Index▼ (Peer Group Index)	8.25

Source(s): ▼Lipper Inc.

How we invest
We invest primarily in US Treasury obligations and obligations issued or guaranteed by US government agencies and instrumentalities. The Fund may use enhanced investment techniques such as derivatives, including Treasury futures and options on Treasury futures, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to achieve a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis of individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Working closely with sector specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

■	The general liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled during much of the fiscal year as investors assessed and reacted to the economic implications of global events, including the Japanese earthquake and tsunami, the US debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. At the start of the reporting period, US economic indicators remained mixed, and there was little consensus regarding the threat of US inflation. Anxiety linked to the aforementioned events and concerns about global financial instability began dominating headlines and the investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of US government bonds that lasted late into 2011.
     Global bond market conditions began to improve during the latter part of the reporting period as European Central Bank liquidity funding helped alleviate acute market stress and optimism grew for Greece’s acceptance of fiscal austerity measures. As risk appetites returned, credit spreads narrowed, helping non-

Portfolio Composition
By security type

U.S. Government Sponsored

Mortgage-Backed Securities	69.8%

U.S. Treasury Securities	15.7

U.S. Government Sponsored

Agency Securities	14.7

Non-U.S. Dollar Denominated

Bonds and Notes	2.3

U.S. Dollar Denominated Bonds and Notes	2.3

Money Market Funds
Plus Other Assets Less Liabilities	-4.8

Top 10 Fixed Income Issuers*

1.	Federal National Mortgage Association	22.8%

2.	Federal Home Loan Mortgage Corp.	17.2

3.	Freddie Mac REMICs	14.2

4.	Fannie Mae REMICs	13.2

5.	U.S. Treasury Notes	8.1

6.	Ginnie Mae REMICs	7.7

7.	U.S. Treasury Bonds	4.6

8.	Government National
	Mortgage Association	3.1

9.	U.S. Treasury Inflation Indexed Bonds	2.9

10.	La Hipotecaria S.A.	2.0

Total Net Assets	$1.2 billion

Total Number of Holdings*	1,060
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco U.S. Government Fund

government securities generally outperform government bonds across quality and maturity spectrums. Despite the market volatility during the reporting period, US economic conditions showed incremental improvement, with housing, consumer spending and unemployment all exhibiting mildly positive developments during the course of the fiscal year.
     The interest rate environment was positive for government bond returns during the reporting period, despite the Standard & Poor’s credit rating downgrade of US government long-term debt that occurred in August 2011. The US Federal Reserve maintained the federal funds target rate in a range of zero to 0.25% and indicated it will be sustained into late 2014.1 Investor demand during the fiscal year drove US Treasury yields for maturities of between two and 30 years lower. With inflation expectations held in check, long-term bonds generally outperformed bonds of short and intermediate maturities as investors were willing to extend out on the yield curve for incremental returns. The broader US investment grade bond market (including government bonds, corporate bonds and mortgage-backed securities), as measured by the Barclays U.S. Aggregate Index, generated a positive total return for the fiscal year. US credit spreads widened to reflect heightened systemic risks before rallying late in the reporting period. The significant decline in rates across the yield curve supported gains across most domestic bond market sectors for the fiscal year.
     In this economic and market environment, the Fund generated positive absolute returns for the reporting period but underperformed its style-specific benchmark, the Barclays U.S. Government Index.
     The Fund allocated a significant portion of its assets to agency MBS. These securities provided a higher yield than US Treasury or agency debentures but gave up some average life certainty. During the fiscal year, the US government made several attempts to adjust home refinancing programs, increasing MBS performance volatility. This volatility widened MBS yield spreads, which had a negative effect on the Fund’s performance relative to the Barclays U.S. Government Index. We emphasized higher coupon conventional 30-year MBS early in the fiscal year before moving our focus to lower coupon bonds as they transitioned into one of the best performing segments of the MBS market. Our allocation to agency MBS meant the Fund had a smaller allocation to US Treasury securities and agency debentures than the style-specific benchmark. The portfolio did own Treasury Inflation Protected Securities (TIPS) during the fiscal year. These securities pay a semiannual coupon, and the principal is adjusted for changes in inflation. TIPS had a negligible effect on Fund performance for the reporting period.
     We used dollar rolls, a type of repurchase transaction in the highly liquid TBA market for agency MBS, to produce additional income for the Fund. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return on the portfolio.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations. The portfolio’s duration and yield curve positioning were maintained close to the style-specific index, on average, but the timing of changes and degree of variance from the benchmark had a slightly negative effect on the portfolio as rates trended lower throughout the reporting period. US Treasury futures were an important investment tool in the management of our targeted portfolio duration and the Fund realized a small gain from the use of futures during the reporting period.
     We thank you for your investment in Invesco U.S. Government Fund.

1	Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University.

Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A. from Bellarmine College.

5 Invesco U.S. Government Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8
mentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-income bond market.

■	The Barclays U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

■	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)		5.83%

10	Years	4.13

5	Years	4.71

1	Year	2.44

Class B Shares

Inception (9/7/93)		4.66%

10	Years	4.02

5	Years	4.64

1	Year	1.69

Class C Shares

Inception (8/4/97)		4.28%

10	Years	3.86

5	Years	4.96

1	Year	5.59

Class R Shares

10	Years	4.39%

5	Years	5.50

1	Year	7.23

Class Y Shares

10	Years	4.74%

5	Years	5.94

1	Year	7.76

Investor Class Shares

10	Years	4.66%

5	Years	5.76

1	Year	7.37

Institutional Class Shares

10	Years	4.98%

5	Years	6.24

1	Year	7.99
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)		5.86%

10	Years	4.30

5	Years	4.95

1	Year	2.10

Class B Shares

Inception (9/7/93)		4.69%

10	Years	4.18

5	Years	4.89

1	Year	1.53

Class C Shares

Inception (8/4/97)		4.33%

10	Years	4.04

5	Years	5.22

1	Year	5.55

Class R Shares

10	Years	4.56%

5	Years	5.72

1	Year	6.95

Class Y Shares

10	Years	4.91%

5	Years	6.20

1	Year	7.72

Investor Class Shares

10	Years	4.84%

5	Years	6.00

1	Year	7.22

Institutional Class Shares

10	Years	5.15%

5	Years	6.48

1	Year	7.83
     Institutional Class shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 0.87%, 1.62% 1.62%, 1.12%, 0.62%, 0.87% and 0.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The
Fund may lose more than the cash amount invested on investments in derivatives.
Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and
currency and interest rate fluctuations.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

■	Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instru-
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGOVX
Class B Shares	AGVBX
Class C Shares	AGVCX
Class R Shares	AGVRX
Class Y Shares	AGVYX
Investor Class Shares	AGIVX
Institutional Class Shares	AGOIX

8 Invesco U.S. Government Fund

Schedule of Investments

February 29, 2012

	Principal
	Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–69.86%
Collateralized Mortgage Obligations–36.37%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$8,000,000	$8,025,808

Fannie Mae REMICs, 4.50%, 11/25/16 to 07/25/27	6,172,398	6,336,849

5.50%, 04/25/17	349,318	361,187

5.00%, 04/25/18 to 09/25/37	23,256,801	24,674,808

4.00%, 07/25/18 to 07/25/40	23,002,998	24,233,606

3.50%, 10/25/18 to 12/25/31	5,807,692	5,923,029

4.25%, 12/25/19 to 02/25/37	15,488,455	16,468,752

2.25%, 02/25/21	1,637,620	1,684,126

3.00%, 07/25/22 to 09/25/36	13,464,948	13,880,190

2.50%, 03/25/26	5,423,816	5,639,768

7.00%, 09/18/27	2,618,958	3,064,707

6.50%, 01/25/30 to 03/25/32	9,059,232	10,311,627

5.75%, 10/25/35	3,288,521	3,742,400

0.54%, 05/25/36(a)	12,256,483	12,242,546

1.01%, 06/25/37(a)	11,531,225	11,666,174

6.58%, 06/25/39(a)	5,260,669	6,274,736

0.77%, 03/25/40(a)	6,000,000	6,001,498

Federal Home Loan Bank, 4.55%, 04/27/12	370,173	372,337

5.27%, 12/28/12	1,915,163	1,984,079

5.07%, 10/20/15	4,944,944	5,383,454

Freddie Mac REMICs, 0.85%, 03/15/13	6,884,208	6,886,964

3.50%, 10/15/16 to 12/15/27	6,243,635	6,404,570

4.38%, 05/15/17	1,277,942	1,290,410

4.16%, 07/15/17	1,574,064	1,591,102

3.77%, 09/15/17	1,671,136	1,696,251

3.84%, 09/15/17	2,453,324	2,494,456

5.00%, 09/15/17 to 11/15/32	10,575,749	11,046,762

4.00%, 12/15/17 to 03/15/38	17,279,385	17,908,281

4.50%, 07/15/18 to 10/15/36	15,837,910	16,217,304

3.00%, 10/15/18 to 04/15/26	13,756,630	14,247,532

3.75%, 10/15/18	2,861,697	2,958,652

4.25%, 01/15/19	3,381,742	3,490,093

0.65%, 04/15/28 to 06/15/37(a)	33,361,925	33,438,946

5.50%, 10/15/28 to 09/15/30	1,125,017	1,131,670

5.25%, 08/15/32	3,569,827	3,700,731

0.75%, 12/15/35 to 03/15/40(a)	12,551,554	12,605,195

0.55%, 03/15/36(a)	11,542,509	11,540,748

5.75%, 05/15/36	3,249,987	3,443,825

0.70%, 03/15/39(a)	9,184,370	9,204,999

1.11%, 11/15/39(a)	2,630,071	2,656,767

Ginnie Mae REMICs, 5.00%, 02/20/30	308,658	309,640

5.50%, 04/16/31	66,019	66,022

4.00%, 04/16/33 to 02/20/38	17,865,731	18,724,747

4.50%, 05/20/33 to 08/20/35	42,356,486	44,565,182

5.76%, 08/20/34(a)	3,921,765	4,460,185

5.84%, 01/20/39(a)	10,285,474	11,761,979

1.05%, 09/16/39(a)	5,608,489	5,710,954

4.51%, 07/20/41(a)	3,148,536	3,443,822

		421,269,470

Federal Deposit Insurance Company (FDIC)–0.24%
Series 2010-S1, Class 1A, Gtd. Notes, 0.55%, 02/25/48(a)(b)	2,826,738	2,829,757

Federal Home Loan Mortgage Corp. (FHLMC)–13.04%
Pass Through Ctfs., 12.00%, 02/01/13	49	51

7.00%, 12/01/14 to 03/01/36	3,446,618	3,928,497

6.50%, 04/01/15 to 12/01/35	16,573,914	18,769,620

8.00%, 12/01/15 to 02/01/35	7,016,083	8,487,882

10.00%, 02/01/16 to 04/01/20	215,438	256,688

6.00%, 06/01/17 to 07/01/38	6,938,852	7,560,231

10.50%, 08/01/19 to 01/01/21	30,127	34,133

4.50%, 09/01/20 to 01/01/40	13,410,429	14,424,530

8.50%, 09/01/20 to 08/01/31	532,570	651,746

7.50%, 11/01/20 to 05/01/35	5,806,426	6,938,121

9.50%, 11/01/20 to 04/01/25	166,363	197,654

9.00%, 06/01/21 to 04/01/25	698,623	810,854

5.50%, 12/01/22 to 11/01/39	10,344,250	11,278,630

3.50%, 08/01/26	6,836,986	7,261,398

7.05%, 05/20/27	502,349	578,123

6.03%, 10/20/30	963,143	1,114,948

5.00%, 07/01/35 to 01/01/40	9,197,466	9,966,465

Pass Through Ctfs., ARM, 2.66%, 10/01/36(a)	1,925,248	2,062,297

2.84%, 12/01/36(a)	1,530,831	1,623,000

5.72%, 05/01/37(a)	1,272,653	1,350,910

5.45%, 01/01/38(a)	1,022,027	1,092,035

Pass Through Ctfs., TBA, 3.50%, 03/01/42(c)	17,000,000	17,533,907

4.00%, 03/01/42(c)	33,500,000	35,148,826

		151,070,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Government Fund

	Principal
	Amount		Value

Federal National Mortgage Association (FNMA)–17.16%
Pass Through Ctfs., 6.50%, 04/01/12 to 10/01/38	$15,828,567		$17,952,185

7.50%, 05/01/12 to 08/01/37	8,393,128		10,010,218

8.50%, 06/01/12 to 08/01/37	4,561,263		5,575,605

7.00%, 10/01/12 to 06/01/36	11,527,600		13,304,170

6.00%, 10/01/13 to 10/01/38	26,303,643		29,005,472

8.00%, 02/01/14 to 12/01/36	6,881,544		8,280,346

12.00%, 12/01/15 to 01/01/16	17,667		18,126

9.50%, 07/01/16 to 08/01/22	32,384		37,127

9.00%, 12/01/16	62,388		69,947

5.00%, 01/01/17 to 03/01/40	25,510,652		27,672,299

4.50%, 09/01/18 to 08/01/39	30,919,517		33,362,222

10.00%, 12/20/19 to 12/20/21	190,258		217,136

5.50%, 03/01/21 to 05/01/35	16,672,236		18,331,019

6.75%, 07/01/24	880,782		1,000,190

10.23%, 04/20/25	104,271		118,315

6.95%, 07/01/25 to 09/01/26	236,833		273,150

Pass Through Ctfs., ARM, 2.39%, 05/01/35(a)	3,158,731		3,329,801

Pass Through Ctfs., BAL, 3.84%, 04/01/18	5,800,000		6,352,459

Pass Through Ctfs., TBA, 3.50%, 03/01/42(c)	23,000,000		23,776,250

			198,686,037

Government National Mortgage Association (GNMA)–3.05%
Pass Through Ctfs., 7.00%, 08/20/12 to 12/15/36	2,964,889		3,478,713

12.00%, 02/15/13 to 07/15/15	6,544		6,884

13.00%, 10/15/14 to 12/15/14	9,686		9,773

11.00%, 09/15/15	286		289

10.50%, 02/15/16	2,204		2,220

10.00%, 06/15/16 to 07/15/24	323,261		362,814

8.50%, 09/20/16 to 01/15/37	618,269		724,661

9.00%, 10/15/16 to 04/15/21	90,748		95,358

8.75%, 10/20/16	28,471		28,631

8.00%, 12/15/16 to 08/15/36	3,336,230		3,889,987

9.50%, 08/15/17 to 03/15/23	122,841		143,514

6.50%, 09/15/17 to 01/15/37	7,156,366		8,184,792

6.95%, 07/20/25 to 11/20/26	813,562		947,255

7.50%, 03/15/26 to 10/15/35	3,627,613		4,316,017

6.00%, 12/15/28 to 08/15/33	2,763,877		3,126,023

6.10%, 12/20/33	3,958,478		4,581,335

Pass Through Ctfs., TBA, 4.50%, 03/01/42(c)	4,925,000		5,368,250

			35,266,516

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $790,928,604)			809,122,326

U.S. Treasury Securities–15.69%
U.S. Treasury Notes–8.14%
1.00%, 10/31/16	5,000,000		5,045,313

0.88%, 11/30/16	5,000,000		5,012,500

2.75%, 05/31/17	6,000,000		6,555,937

2.38%, 07/31/17(d)	16,000,000		17,185,000

1.38%, 12/31/18	3,000,000		3,003,750

1.25%, 01/31/19	7,500,000		7,436,719

3.50%, 05/15/20	14,500,000		16,600,234

2.63%, 08/15/20	7,000,000		7,516,250

3.13%, 05/15/21	20,000,000		22,206,250

2.13%, 08/15/21	3,700,000		3,774,000

			94,335,953

U.S. Treasury Bonds–4.61%
7.88%, 02/15/21	6,500,000		9,845,469

7.50%, 11/15/24	7,320,000		11,551,875

3.50%, 02/15/39	2,500,000		2,720,703

4.25%, 05/15/39	2,900,000		3,573,797

4.63%, 02/15/40	2,800,000		3,657,937

4.38%, 05/15/41	17,500,000		22,044,531

			53,394,312

U.S. Treasury Inflation–Indexed Bonds–2.94%
0.13%, 04/15/16	6,134,880(e	)	6,525,979

0.63%, 07/15/21	16,522,440(e	)	18,159,194

0.13%, 01/15/22	8,974,440(e	)	9,347,440

			34,032,613

Total U.S. Treasury Securities (Cost $168,649,352)			181,762,878

U.S. Government Sponsored Agency Securities–14.67%
Federal Agricultural Mortgage Corp.–1.58%
Sr. Unsec. Notes, 2.00%, 07/27/16	4,000,000		4,134,056

Unsec. Medium-Term Notes, 1.25%, 12/06/13	7,000,000		7,107,519

0.85%, 08/11/14	7,000,000		7,018,176

			18,259,751

Federal Farm Credit Bank (FFCB)–1.47%
Bonds, 3.00%, 09/22/14	3,600,000		3,826,839

Global Bonds, 1.38%, 06/25/13	4,000,000		4,057,664

Medium-Term Notes, 5.75%, 12/07/28	7,000,000		9,152,082

			17,036,585

Federal Home Loan Bank (FHLB)–0.41%
Unsec. Global Bonds, 3.63%, 10/18/13	4,500,000		4,741,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Government Fund

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–4.19%
Sr. Unsec. Global Notes, 5.00%, 04/18/17	$2,750,000	$3,278,867

Unsec. Global Notes, 0.75%, 11/25/14	9,700,000	9,772,528

0.63%, 12/29/14	9,800,000	9,835,523

0.50%, 04/17/15	9,700,000	9,684,479

2.00%, 08/25/16	5,500,000	5,757,024

1.00%, 03/08/17	10,300,000	10,256,653

		48,585,074

Federal National Mortgage Association (FNMA)–5.60%
Sr. Unsec. Global Bonds, 5.00%, 05/11/17	4,000,000	4,773,525

Sr. Unsec. Global Notes, 0.75%, 12/19/14	12,000,000	12,080,692

0.38%, 03/16/15	8,000,000	7,960,975

Unsec. Global Notes, 3.00%, 09/16/14	3,400,000	3,617,400

1.63%, 10/26/15	6,000,000	6,202,848

2.25%, 03/15/16	5,000,000	5,276,440

5.25%, 09/15/16	1,750,000	2,082,694

1.13%, 04/27/17	12,700,000	12,692,182

Unsec. Notes, 1.38%, 11/15/16	10,000,000	10,168,220

		64,854,976

Tennessee Valley Authority (TVA)–1.42%
Global Bonds, 4.88%, 12/15/16	6,000,000	7,063,408

Global Notes, 5.50%, 07/18/17	7,700,000	9,396,386

		16,459,794

Total U.S. Government Sponsored Agency Securities (Cost $165,158,645)		169,938,013

Foreign Bonds–2.26%
Sovereign Debt–0.23%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Yankee Bonds, 5.13%, 11/01/24	2,200,000	2,716,285

Collaterized Mortgage Obligations–2.03%
La Hipotecaria S.A. (Panama)–Series 2010-1 GA, Class A, Floating Rate Pass Through Ctfs., 3.50%, 09/08/39(a)(b)	22,678,110	23,500,191

Total Foreign Bonds (Cost $25,665,566)		26,216,476

Corporate Bonds and Notes–2.32%
Diversified Banks–0.95%
Ally Financial, Inc., Sr. Unsec. Gtd. Notes, 2.20%, 12/19/12	3,800,000	3,859,311

U.S. Central Federal Credit Union, Unsec. Gtd. Notes, 1.90%, 10/19/12	7,070,000	7,147,574

		11,006,885

Private Export Funding Corp.–1.37%
Sec. Gtd. Notes, 2.13%, 07/15/16	5,000,000	5,236,355

1.38%, 02/15/17	5,000,000	5,016,183

4.30%, 12/15/21	4,800,000	5,575,619

		15,828,157

Total Corporate Bonds and Notes (Cost $25,627,000)		26,835,042

	Shares
Money Market Funds–2.41%
Government & Agency Portfolio–Institutional Class (Cost $27,856,834)(f)	27,856,834	27,856,834

TOTAL INVESTMENTS–107.21% (Cost $1,203,886,001)		1,241,731,569

OTHER ASSETS LESS LIABILITIES–(7.21)%		(83,551,012)

NET ASSETS–100.00%		$1,158,180,557

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sr.	– Senior
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $26,329,948, which represented 2.27% of the Fund’s Net Assets.
(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(e)	Principal amount of security and interest payments are adjusted for inflation.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $1,176,029,167)	$1,213,874,735

Investments in affiliated money market funds, at value and cost	27,856,834

Total investments, at value (Cost $1,203,886,001)	1,241,731,569

Receivable for:
Investments sold	12,836,936

Fund shares sold	3,457,805

Dividends and interest	4,617,924

Principal paydowns	199,713

Investment for trustee deferred compensation and retirement plans	91,769

Total assets	1,262,935,716

Liabilities:
Payable for:
Investments purchased	100,670,524

Fund shares reacquired	1,773,714

Dividends	454,007

Variation margin	657,040

Accrued fees to affiliates	647,131

Accrued other operating expenses	344,969

Trustee deferred compensation and retirement plans	207,774

Total liabilities	104,755,159

Net assets applicable to shares outstanding	$1,158,180,557

Net assets consist of:
Shares of beneficial interest	$1,252,204,790

Undistributed net investment income	(519,138)

Undistributed net realized gain (loss)	(130,883,361)

Unrealized appreciation	37,378,266

$1,158,180,557

Net Assets:
Class A	$912,433,924

Class B	$56,028,471

Class C	$77,220,771

Class R	$14,154,518

Class Y	$7,804,668

Investor Class	$85,227,316

Institutional Class	$5,310,889

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	98,055,253

Class B	5,999,230

Class C	8,303,444

Class R	1,519,406

Class Y	837,532

Investor Class	9,149,927

Institutional Class	570,676

Class A:
Net asset value per share	$9.31

Maximum offering price per share
(Net asset value of $9.31 divided by 95.25%)	$9.77

Class B:
Net asset value and offering price per share	$9.34

Class C:
Net asset value and offering price per share	$9.30

Class R:
Net asset value and offering price per share	$9.32

Class Y:
Net asset value and offering price per share	$9.32

Investor Class:
Net asset value and offering price per share	$9.31

Institutional Class:
Net asset value and offering price per share	$9.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Government Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$27,122,384

Dividends from affiliated money market funds	3,101

Total investment income	27,125,485

Expenses:
Advisory fees	3,892,710

Administrative services fees	290,674

Custodian fees	71,133

Distribution fees:

Class A	1,883,503

Class B	574,779

Class C	706,186

Class R	78,634

Investor Class	231,039

Transfer agent fees — A, B, C, R, Y and Investor	2,011,858

Transfer agent fees — Institutional	1,309

Trustees’ and officers’ fees and benefits	60,333

Other	364,410

Total expenses	10,166,568

Less: Fees waived	(11,682)

Net expenses	10,154,886

Net investment income	16,970,599

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	13,074,658

Futures contracts	28,896,103

41,970,761

Change in net unrealized appreciation (depreciation) of:
Investment securities	12,015,274

Futures contracts	(1,348,824)

10,666,450

Net realized and unrealized gain	52,637,211

Net increase in net assets resulting from operations	$69,607,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the years ended February 29, 2012 and February 28, 2011

	2012	2011

Operations:
Net investment income	$16,970,599	$9,240,514

Net realized gain	41,970,761	10,537,333

Change in net unrealized appreciation (depreciation)	10,666,450	(2,728,594)

Net increase in net assets resulting from operations	69,607,810	17,049,253

Distributions to shareholders from net investment income:
Class A	(21,518,361)	(9,509,205)

Class B	(1,207,780)	(1,354,077)

Class C	(1,488,982)	(1,441,017)

Class R	(408,651)	(424,993)

Class Y	(150,892)	(170,442)

Investor Class	(2,623,684)	(3,074,918)

Institutional Class	(280,679)	(480,121)

Total distributions from net investment income	(27,679,029)	(16,454,773)

Share transactions–net:
Class A	589,732,288	(21,031,443)

Class B	8,080,122	(22,032,889)

Class C	21,105,628	(13,671,590)

Class R	(3,519,210)	3,388,172

Class Y	(1,762,603)	7,020,031

Investor Class	(21,630,400)	37,735,206

Institutional Class	(1,615,275)	(7,784,605)

Net increase (decrease) in net assets resulting from share transactions	590,390,550	(16,377,118)

Net increase (decrease) in net assets	632,319,331	(15,782,638)

Net assets:
Beginning of year	525,861,226	541,643,864

End of year (includes undistributed net investment income of $(519,138) and $45,958, respectively)	$1,158,180,557	$525,861,226

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

14        Invesco U.S. Government Fund

shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

15        Invesco U.S. Government Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

16        Invesco U.S. Government Fund

L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Next $19.5 billion	0.30%

Over $20.5 billion	0.24%

  Prior to June 6, 2011, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.03%, 1.78%, 1.78%, 1.28%, 0.78%, 1.03% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $7,659.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended February 29, 2012, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco U.S. Government Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $67,952 in front-end sales commissions from the sale of Class A shares and $21,787, $113,885 and $5,622 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$27,856,834	$—	$—	$27,856,834

U.S. Treasury Securities	—	181,762,878	—	181,762,878

U.S. Government Sponsored Securities	—	979,060,339	—	979,060,339

Corporate Debt Securities	—	26,835,042	—	26,835,042

Foreign Government Debt Securities	—	2,716,285	—	2,716,285

Foreign Bonds	—	23,500,191	—	23,500,191

	$27,856,834	$1,213,874,735	$—	$1,241,731,569

Futures*	(470,909)	—	—	(470,909)

Total Investments	$27,385,925	$1,213,874,735	$—	$1,241,260,660

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$365,251	$(836,160)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

18        Invesco U.S. Government Fund

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$28,896,103

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(1,348,824)

Total	$27,547,279

*	The average notional value of futures outstanding during the period was $354,288,035.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

Ultra U.S. Treasury Bonds	692	June-2012	$108,817,000	$(671,828)

U.S. Treasury 5 Year Notes	1,309	June-2012	161,231,984	48,384

U.S. Treasury 10 Year Notes	369	June-2012	48,321,703	(160,663)

Subtotal				$(784,107)

Short Contracts

U.S. Treasury 2 Year Notes	110	June-2012	(24,230,938)	(3,669)

U.S. Treasure Long Bonds	391	June-2012	(55,387,594)	316,867

Subtotal				$313,198

Total				$(470,909)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,023.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,557 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2012 and February 28, 2011:

	2012	2011

Ordinary income	$27,679,029	$16,454,773

19        Invesco U.S. Government Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$1,619,703

Net unrealized appreciation — investments	33,493,131

Temporary book/tax differences	(196,297)

Capital loss carryforward	(128,940,770)

Shares of beneficial interest	1,252,204,790

Total net assets	$1,158,180,557

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $20,612,243 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total

February 28, 2014	$15,790,907	$—	$15,790,907

February 28, 2015	29,211,253	—	29,211,253

February 29, 2016	13,835,615	—	13,835,615

February 28, 2017	67,554,183	—	67,554,183

February 28, 2018	2,548,812	—	2,548,812

Total capital loss carryforward	$128,940,770	$—	$128,940,770

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $979,370,524 and $824,956,000, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $171,512,525 and $138,325,924, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$36,195,747

Aggregate unrealized (depreciation) of investment securities	(2,702,616)

Net unrealized appreciation of investment securities	$33,493,131

Cost of investments for tax purposes is $1,208,238,438.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, dollar rolls and bond premium amortization, on February 29, 2012, undistributed net investment income was increased by $10,167,642, undistributed net realized gain (loss) was decreased by $11,228,571 and shares of beneficial interest increased by $1,060,929. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Government Securities, undistributed net investment income was decreased by $24,308, undistributed net realized gain (loss) was decreased by $106,992,141 and shares of beneficial interest increased by $107,016,449. These reclassifications had no effect on the net assets of the Fund.

20        Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 29, 2012(a)		February 28, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	12,691,127	$116,252,742	10,131,926	$91,571,082

Class B	1,170,533	10,853,261	1,822,039	16,521,189

Class C	2,829,210	26,078,413	2,049,900	18,484,512

Class R	583,767	5,357,539	924,148	8,346,462

Class Y	454,378	4,213,485	1,509,621	13,436,077

Investor Class	1,099,764	10,130,756	7,945,723	71,303,871

Institutional Class	677,715	6,128,985	847,164	7,702,746

Issued as reinvestment of dividends:
Class A	1,912,370	17,639,058	910,326	8,222,153

Class B	119,640	1,104,275	134,316	1,216,403

Class C	139,326	1,281,035	135,438	1,221,820

Class R	44,316	406,544	45,584	412,042

Class Y	10,486	96,649	14,942	135,351

Investor Class	274,474	2,518,113	327,153	2,961,525

Institutional Class	29,902	275,306	48,778	441,904

Automatic conversion of Class B shares to Class A shares:
Class A	1,673,788	15,269,421	1,818,862	16,382,322

Class B	(1,649,592)	(15,269,421)	(1,812,823)	(16,382,322)

Issued in connection with acquisitions(b):
Class A	70,366,363	635,834,431	—	—

Class B	3,127,629	28,365,835	—	—

Class C	2,425,190	21,904,508	—	—

Class Y	206,485	1,868,182	—	—

Institutional Class	1,121	10,127	—	—

Reacquired:
Class A	(21,273,517)	(195,263,364)	(15,230,110)	(137,207,000)

Class B	(1,867,041)	(16,973,828)	(2,586,960)	(23,388,159)

Class C	(3,078,295)	(28,158,328)	(3,714,846)	(33,377,922)

Class R	(1,014,519)	(9,283,293)	(596,092)	(5,370,332)

Class Y	(883,817)	(7,940,919)	(726,401)	(6,551,397)

Investor Class	(3,750,711)	(34,279,269)	(4,068,858)	(36,530,190)

Institutional Class	(862,070)	(8,029,693)	(1,747,992)	(15,929,255)

Net increase (decrease) in share activity	65,458,022	$590,390,550	(1,818,162)	$(16,377,118)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Government Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 76,126,788 shares of the Fund for 71,200,588 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. The Target Fund’s net assets at that date of $687,983,083 including $16,000,783 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $492,673,816. The net assets of the Fund immediately following the acquisition were $1,180,656,899. The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization has been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$23,075,834

Net realized/unrealized gains	171,635,474

Change in net assets resulting from operations	$194,711,308

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

21        Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 02/29/12	$8.91	$0.16	$0.50	$0.66	$(0.26)	$9.31	7.50%	$912,434	0.92	%(d)	0.92	%(d)	1.78	%(d)	157%
Year ended 02/28/11	8.91	0.16	0.11	0.27	(0.27)	8.91	3.04	291,338	0.98		0.98		1.75		70
Seven Months ended 02/28/10	8.82	0.16	0.14	0.30	(0.21)	8.91	3.45	312,180	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.62	0.32	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.23	0.60	(0.42)	8.62	7.28	335,216	1.06		1.06		4.25		112
Year ended 07/31/07	8.49	0.38	0.01	0.39	(0.44)	8.44	4.72	278,955	1.06		1.07		4.48		37

Class B
Year ended 02/29/12	8.94	0.10	0.49	0.59	(0.19)	9.34	6.69	56,028	1.67	(d)	1.67	(d)	1.03	(d)	157
Year ended 02/28/11	8.94	0.09	0.11	0.20	(0.20)	8.94	2.27	45,597	1.73		1.73		1.00		70
Seven Months ended 02/28/10	8.85	0.12	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.65	0.26	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Year ended 07/31/08	8.46	0.30	0.25	0.55	(0.36)	8.65	6.60	97,091	1.81		1.81		3.50		112
Year ended 07/31/07	8.52	0.32	0.00	0.32	(0.38)	8.46	3.82	119,045	1.81		1.82		3.73		37

Class C
Year ended 02/29/12	8.90	0.10	0.49	0.59	(0.19)	9.30	6.69	77,221	1.67	(d)	1.67	(d)	1.03	(d)	157
Year ended 02/28/11	8.90	0.09	0.11	0.20	(0.20)	8.90	2.27	53,323	1.73		1.73		1.00		70
Seven Months ended 02/28/10	8.82	0.12	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.62	0.26	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Year ended 07/31/08	8.43	0.30	0.25	0.55	(0.36)	8.62	6.61	45,269	1.81		1.81		3.50		112
Year ended 07/31/07	8.49	0.32	0.00	0.32	(0.38)	8.43	3.82	33,551	1.81		1.82		3.73		37

Class R
Year ended 02/29/12	8.92	0.14	0.50	0.64	(0.24)	9.32	7.23	14,155	1.17	(d)	1.17	(d)	1.53	(d)	157
Year ended 02/28/11	8.91	0.14	0.12	0.26	(0.25)	8.92	2.90	16,999	1.23		1.23		1.50		70
Seven Months ended 02/28/10	8.83	0.14	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(e)	1.29	(e)	2.76	(e)	26
Year ended 07/31/09	8.63	0.30	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Year ended 07/31/08	8.44	0.34	0.25	0.59	(0.40)	8.63	7.14	6,300	1.31		1.31		4.00		112
Year ended 07/31/07	8.50	0.36	0.00	0.36	(0.42)	8.44	4.34	4,577	1.31		1.32		4.23		37

Class Y
Year ended 02/29/12	8.92	0.19	0.49	0.68	(0.28)	9.32	7.76	7,805	0.67	(d)	0.67	(d)	2.03	(d)	157
Year ended 02/28/11	8.91	0.18	0.12	0.30	(0.29)	8.92	3.42	9,366	0.73		0.73		2.00		70
Seven Months ended 02/28/10	8.83	0.17	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(e)	0.79	(e)	3.26	(e)	26
Year ended 07/31/09(f)	8.70	0.29	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(e)	0.71	(e)	3.92	(e)	69

Investor Class
Year ended 02/29/12	8.92	0.16	0.49	0.65	(0.26)	9.31	7.37	85,227	0.92	(d)	0.92	(d)	1.78	(d)	157
Year ended 02/28/11	8.91	0.16	0.13	0.29	(0.28)	8.92	3.16	102,784	0.98		0.98		1.75		70
Seven Months ended 02/28/10	8.83	0.16	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.63	0.32	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.25	0.62	(0.43)	8.63	7.45	41,807	1.02		1.02		4.29		112
Year ended 07/31/07	8.50	0.39	0.00	0.39	(0.45)	8.44	4.65	40,278	1.02		1.03		4.52		37

Institutional Class
Year ended 02/29/12	8.91	0.20	0.50	0.70	(0.30)	9.31	7.99	5,311	0.48	(d)	0.48	(d)	2.22	(d)	157
Year ended 02/28/11	8.92	0.20	0.10	0.30	(0.31)	8.91	3.41	6,454	0.53		0.53		2.20		70
Seven Months ended 02/28/10	8.84	0.18	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(e)	0.56	(e)	3.49		26
Year ended 07/31/09	8.63	0.36	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69
Year ended 07/31/08	8.45	0.41	0.24	0.65	(0.47)	8.63	7.80	24,494	0.56		0.56		4.75		112
Year ended 07/31/07	8.50	0.43	0.01	0.44	(0.49)	8.45	5.25	20,997	0.54		0.55		5.00		37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $736,836,392 and sold of $245,862,985 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Government Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $753,401, $57,478, $70,619, $15,727, $4,823, $92,416 and $8,465 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

22        Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

23        Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,021.40	$4.42	$1,020.49	$4.42	0.88%

B	1,000.00	1,017.60	8.18	1,016.76	8.17	1.63

C	1,000.00	1,017.60	8.18	1,016.76	8.17	1.63

R	1,000.00	1,020.20	5.68	1,019.24	5.67	1.13

Y	1,000.00	1,022.70	3.17	1,021.73	3.17	0.63

Investor	1,000.00	1,020.30	4.42	1,020.49	4.42	0.88

Institutional	1,000.00	1,023.60	2.26	1,022.63	2.26	0.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24        Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	11.75%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco U.S. Government Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			140	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			140	None

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco U.S. Government Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	140	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	140	Insperity (formerly known as Administaff)

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-2        Invesco U.S. Government Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3        Invesco U.S. Government Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco U.S. Government Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
GOV-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco High Yield Securities Fund
Nasdaq:
A: HYLAX ▪ B: HYLBX ▪ C: HYLCX ▪ Y: HYLDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
29	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco High Yield Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices.
This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco High Yield Securities Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 29, 2012, Invesco High Yield Securities Fund, at net asset value (NAV), underperformed the Fund’s broad market/style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. The Fund’s exposure to consumer non-cyclical industries and European issuers was the main detractor from relative Fund performance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.84%

Class B Shares	4.32

Class C Shares	4.24

Class Y Shares	5.14

Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼
(Broad Market/Style-Specific Index)	6.92

Lipper High Current Yield Bond Funds Index ▼(Peer Group Index)	4.82

Source(s): ▼Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above,† although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but currently do not expect these instruments to be a substantial part of our portfolio. We may also invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental credit analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the Fund’s current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
As the fiscal year began, financial markets were performing relatively strongly. But the emergence of the “Arab Spring,” a widespread pro-democracy movement, resulted in uprisings across the Middle East. This political uncertainty quickly heightened global concerns about energy supplies and economic recovery and caused market volatility to increase. In the US, these developments often were overshadowed by domestic concerns. While corporate earnings remained strong, with many positive surprises, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data.
     Although markets stabilized and remained generally positive in June and July, risky assets sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling. The protracted effort led credit rating agency Standard & Poor’s to announce the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets lower in the fall. As signs of muted but sustained economic growth mounted, markets moved off their October lows through the close of the reporting period.

Portfolio Composition†
By credit quality

A	0.7%

BBB	5.0

BB	32.4

B	45.7

CCC	8.5

CC	0.3

C	0.1

Non-Rated	5.2

Money Market Funds
Plus Other Assets Less Liabilities	2.1

Top 10 Fixed Income Issuers*

1.	International Lease Finance Corp.	1.6%

2.	Ford Motor Co.	1.4

3.	MGM Resorts International	1.2

4.	Tenet Healthcare Corp.	1.2

5.	Wind Acquisition Finance S.A.	1.2

6.	Intelsat Jackson Holdings S.A.	1.1

7.	Nortek Inc.	1.0

8.	Continental Airlines Pass Through Trust	0.9

9.	Tutor Perini Corp.	0.9

10.	Ally Financial Inc.	0.9

Top Five Industries

1.	Casinos & Gaming	6.1%

2.	Oil & Gas Exploration & Production	5.4

3.	Wireless Telecommunication Services	5.1

4.	Building Products	4.7

5.	Oil & Gas Storage & Transportation	3.2

Total Net Assets	$111.1 million

Total Number of Holdings*	342

†	Source: Standard & Poors. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4 Invesco High Yield Securities Fund

     The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the reporting period. In August and September of 2011, debt concerns in Europe and the downgrade of US debt by Standard & Poor’s caused investors to scale back their risk profiles. However, the risk-on trade returned at the end of the reporting period as Europe reported potentially good news and US economic data improved.
     On an absolute basis, the Fund generated positive returns for the reporting period. We remained overweight in the middle of the credit quality spectrum of the high yield marketplace. We positioned the Fund for principal protection, given fewer opportunities in lower quality and distressed quality bonds in the high yield asset class, due to what we believe was insufficient return potential in light of the risks.
     Generally speaking, consumer noncyclical holdings detracted from Fund performance for the reporting period. Health care, food and beverage and consumer products holdings were a drag on relative performance. Within health care, the Fund was hurt by security selection. In consumer products, an off-index European position detracted from Fund performance as it sold off along with other European names. Additionally, a couple off-index European issuers sold off in the food and beverage subsector due to investors pulling back from European markets.
     Security selection and a slight overweight position in the financials sector benefited the Fund for the reporting period. Within this sector, the insurance and financial other industries contributed the most to relative Fund performance. The Fund also benefited in the energy sector as security selection in the independent energy and refining subsectors had a positive relative effect on Fund performance during the fiscal year.
     During the reporting period, the Fund used derivatives to hedge currency exposure.
     Overall, the high yield market improvement was underpinned by waning worries about a US recession; indeed, most observers see improved prospects for a sustained albeit slow recovery in the economy. The sovereign debt crisis in Europe has, for now, subsided. Against prospects for default losses, the high yield market continues to look relatively cheap. While the US economy appears to be strengthening, substantial uncertainties remain. These include pending fiscal adjustments needed to resolve US government budget deficits and the European sovereign debt situation and its potential bank solvency and credit implications. We therefore believe that there is some risk of recurring volatility. If a full-blown crisis were created due to a deteriorating economic outlook, we believe the market could have significant downside potential and we could see possible further liquidations of risk assets; therefore, some ongoing caution is warranted.
     Thank you for investing in Invesco High Yield Securities Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Securities Fund. He joined Invesco in 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5 Invesco High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco High Yield Securities Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable Sales charges

Class A Shares

Inception (9/26/79)		5.26%

10	Years	7.02

5	Years	5.88

1	Year	-0.12

Class B Shares

Inception (7/28/97)		0.05%

10	Years	7.07

5	Years	5.99

1	Year	-0.56

Class C Shares

Inception (7/28/97)		-0.28%

10	Years	6.88

5	Years	6.26

1	Year	3.27

Class Y Shares

Inception (9/26/79)		5.66%

10	Years	7.81

5	Years	7.11

1	Year	5.14
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley High Yield Securities Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco High Yield Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/26/79)		5.07%

10	Years	6.05

5	Years	4.79

1	Year	-3.47

Class B Shares

Inception (7/28/97)		-0.41%

10	Years	6.09

5	Years	5.03

1	Year	-3.87

Class C Shares

Inception (7/28/97)		-0.74%

10	Years	5.91

5	Years	5.18

1	Year	-0.21

Class Y Shares

Inception (9/26/79)		5.47%

10	Years	6.77

5	Years	6.14

1	Year	1.60
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.61%, 2.11%, 2.18% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco High Yield Securities Fund

Invesco High Yield Securities Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Fixed-income securities risk. Principal risks of investing in the Fund are associated with its fixed-income securities that are rated below investment grade. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

■	Lower rated securities (junk bonds) risk. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Public bank loans risk. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Public bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.

■	Derivatives risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid.

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers US corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

Fund Nasdaq Symbols

Class A Shares	HYLAX
Class B Shares	HYLBX
Class C Shares	HYLCX
Class Y Shares	HYLDX

8 Invesco High Yield Securities Fund

Schedule of Investments(a)

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–85.01%
Aerospace & Defense–0.89%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	$450,000	$525,375

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	90,000	95,175

7.13%, 03/15/21	135,000	145,800

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	200,000	218,000

		984,350

Airlines–3.16%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	655,000	550,200

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	209,325	206,708

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	894,410	912,298

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	146,689	155,812

Delta Air Lines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	120,000	115,500

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	145,000	139,925

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	651,000	701,452

UAL Pass Through Trust, Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	151,951	160,214

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	285,891	310,192

US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	281,132	255,127

		3,507,428

Alternative Carriers–1.21%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	355,000	371,862

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	355,000	405,587

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	175,000	193,813

Sr. Unsec. Gtd. Notes,
8.13%, 07/01/19(b)	255,000	268,388

8.63%, 07/15/20(b)	100,000	107,000

		1,346,650

Aluminum–0.49%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	530,000	543,581

Apparel Retail–1.24%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	385,000	426,387

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	425,000	427,656

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	300,000	301,500

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	55,000	57,063

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	150,000	166,125

		1,378,731

Apparel, Accessories & Luxury Goods–2.25%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	450,000	472,500

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	820,000	799,500

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	540,000	575,100

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	650,000	653,250

		2,500,350

Auto Parts & Equipment–1.16%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	455,000	469,787

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	100,000	107,000

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	390,000	424,125

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	100,000	108,250

7.75%, 08/15/18	165,000	180,263

		1,289,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Automobile Manufacturers–1.93%
Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	$600,000	$609,000

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	1,185,000	1,528,650

Motors Liquidation Corp., Sr. Unsec. Notes, 8.38%, 07/15/49(c)(d)	1,215,000	10,087

		2,147,737

Biotechnology–0.32%
Grifols Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	110,000	119,625

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	125,000	54,219

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	165,000	177,787

		351,631

Broadcasting–0.86%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	250,000	265,625

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	535,000	490,862

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes, 7.63%, 03/15/20(b)	195,000	195,000

		951,487

Building Products–4.39%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	295,000	212,400

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	400,000	393,000

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	160,000	174,000

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	705,000	761,400

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	490,000	501,331

Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	855,000	830,419

10.00%, 12/01/18	285,000	302,100

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	410,000	399,237

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	220,000	217,800

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	652,000	708,235

USG Corp., Sr. Unsec. Gtd. Notes,
8.38%, 10/15/18(b)	40,000	40,900

9.75%, 08/01/14(b)	80,000	86,500

Sr. Unsec. Notes, 9.75%, 01/15/18	250,000	243,750

		4,871,072

Cable & Satellite–1.31%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	40,000	43,000

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	170,000	181,050

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	95,000	103,550

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	700,000	754,250

Nara Cable Funding Ltd. (Ireland), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	250,000	241,875

ViaSat Inc, Sr. Unsec Gtd. Notes, 6.88%, 06/15/20(b)	130,000	134,550

		1,458,275

Casinos & Gaming–4.89%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	360,000	390,600

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	360,000	311,400

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	677,000	524,675

Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	45,000	47,250

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global PIK Notes, 10.75%, 01/15/17	333,702	362,067

Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	55,000	58,437

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	160,000	160,200

MGM Resorts International, Sr. Unsec. Gtd. Global Notes,
6.63%, 07/15/15	250,000	254,375

6.75%, 04/01/13	1,080,000	1,120,500

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	200,000	218,250

Resort at Summerlin L.P., Series B, Sr. Unsec. Sub. Notes, 13.00%, 12/15/07(c)	27,634,000	—

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	250,000	253,750

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(e)	510,000	473,025

Sr. Sec. Notes, 9.13%, 02/01/15(b)	425,000	420,750

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	740,000	839,900

		5,435,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Coal & Consumable Fuels–0.44%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	$140,000	$152,950

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	235,000	247,631

Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Notes, 10.75%, 02/01/18(b)	95,000	91,913

		492,494

Communications Equipment–0.59%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	510,000	517,012

Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	135,000	136,013

		653,025

Computer & Electronics Retail–0.32%
Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	335,000	350,913

Computer Storage & Peripherals–0.40%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	280,000	316,750

Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	120,000	133,200

		449,950

Construction & Engineering–1.65%
Dycom Investments, Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	495,000	509,231

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	305,000	314,150

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	995,000	1,004,950

		1,828,331

Construction & Farm Machinery & Heavy Trucks–1.54%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	300,000	354,750

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	375,000	383,437

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	205,000	228,575

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	350,000	384,125

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	335,000	357,613

		1,708,500

Construction Materials–1.32%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	715,000	708,085

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	785,000	753,600

		1,461,685

Consumer Finance–1.58%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	410,000	453,050

8.00%, 03/15/20	425,000	483,438

8.00%, 11/01/31	60,000	67,050

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.00%, 05/15/18	200,000	211,500

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	485,000	539,562

		1,754,600

Data Processing & Outsourced Services–0.85%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	545,000	550,450

First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	165,000	168,712

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	110,000	118,800

7.63%, 11/15/20	100,000	108,500

		946,462

Department Stores–0.38%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	480,000	417,600

Distillers & Vintners–0.71%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	340,000	244,800

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	480,000	544,200

		789,000

Diversified Banks–0.12%
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(f)(g)	200,000	139,000

Diversified Metals & Mining–0.77%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	370,000	384,817

7.00%, 11/01/15(b)	45,000	47,925

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	325,000	229,138

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	190,000	195,732

		857,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Electrical Components & Equipment–0.09%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	$95,000	$100,225

Electronic Manufacturing Services–0.37%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	400,000	408,500

Environmental & Facilities Services–0.17%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	190,000	190,950

Food Retail–0.26%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	305,000	292,038

Forest Products–0.25%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	345,000	263,063

Sino-Forest Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)	45,000	15,300

		278,363

Gas Utilities–0.62%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	385,000	343,612

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	320,000	342,400

		686,012

Health Care Equipment–0.40%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	50,000	43,000

10.88%, 11/15/14	335,000	340,863

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	85,000	65,556

		449,419

Health Care Facilities–2.18%
HCA, Inc., Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	200,000	205,500

7.88%, 02/15/20	200,000	221,000

HealthSouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	230,000	248,975

7.75%, 09/15/22	135,000	147,488

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(e)	315,000	280,350

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	535,000	622,606

Sr. Unsec. Global Notes,
8.00%, 08/01/20	80,000	85,400

9.25%, 02/01/15	545,000	610,400

		2,421,719

Health Care Services–0.38%
Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	330,000	317,625

Universal Hospital Services Inc., Sec. Gtd. Variable Rate Global Notes, 8.50%, 06/01/15(e)	100,000	103,250

		420,875

Health Care Technology–0.48%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	495,000	533,363

Heavy Electrical Equipment–0.00%
Ormat Funding Corp., Sr. Sec. Gtd. Global Notes, 8.25%, 12/30/20	1	1

Homebuilding–1.99%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	305,000	286,700

8.13%, 06/15/16	405,000	378,675

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	850,000	796,875

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	120,000	121,500

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	350,000	371,000

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	140,000	133,350

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	115,000	119,931

		2,208,031

Hotels, Resorts & Cruise Lines–0.06%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	60,000	64,950

Household Products–0.32%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	345,000	353,625

Housewares & Specialties–0.19%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	200,000	207,500

Independent Power Producers & Energy Traders–1.51%
AES Corp. (The), Sr. Unsec. Global Notes,
7.75%, 10/15/15	720,000	810,000

8.00%, 10/15/17	145,000	167,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Independent Power Producers & Energy Traders–(continued)

Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	$120,000	$130,500

Sr. Sec. Notes, 7.25%, 10/15/17(b)	345,000	367,425

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	195,000	198,900

		1,674,662

Industrial Machinery–0.62%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	380,000	397,100

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	40,000	42,100

SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	220,000	245,850

		685,050

Industrial REIT’s–0.14%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	140,000	155,400

Integrated Telecommunication Services–1.29%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	285,000	249,375

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	1,075,000	1,139,500

7.50%, 04/01/21	40,000	42,500

		1,431,375

Internet Software & Services–0.42%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	60,000	66,750

8.13%, 03/01/18	355,000	399,375

		466,125

Investment Banking & Brokerage–0.48%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	415,000	414,524

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	120,000	122,100

		536,624

Leisure Facilities–0.09%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	100,000	105,125

Leisure Products–0.44%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	470,000	485,275

Life Sciences Tools & Services–0.21%
Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	260,000	235,300

Marine–0.17%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	50,000	41,750

Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	160,000	151,000

		192,750

Metal & Glass Containers–0.06%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	60,000	61,500

Movies & Entertainment–1.29%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	670,000	700,987

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	660,000	730,950

		1,431,937

Multi-Line Insurance–2.68%
American International Group Inc., Jr. Unsec. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(e)	690,000	727,950

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	190,000	177,413

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(e)	345,000	369,150

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 09/16/10-10/01/10; Cost $863,025)(b)	905,000	886,900

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	655,000	820,886

		2,982,299

Multi-Sector Holdings–0.10%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	100,000	106,250

Office Services & Supplies–0.22%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	155,000	151,900

Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	80,000	88,200

		240,100

Oil & Gas Equipment & Services–1.15%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	35,000	37,188

Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	485,000	510,462

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	505,000	531,512

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	190,000	200,925

		1,280,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–5.40%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	$140,000	$149,450

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 09/01/21	600,000	651,000

8.88%, 02/01/17	65,000	68,250

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	150,000	158,250

Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	170,000	172,125

6.63%, 08/15/20	263,000	275,164

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	255,000	266,475

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/21	125,000	139,844

7.38%, 10/01/20	260,000	289,900

8.25%, 10/01/19	200,000	225,000

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	635,000	569,912

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	145,000	146,450

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	575,000	610,578

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	205,000	219,350

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	355,000	371,100

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	400,000	432,000

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	190,000	192,850

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	60,000	60,900

5.75%, 06/01/21	285,000	305,662

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	200,000	216,000

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	65,000	70,850

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	175,000	188,344

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	215,000	222,525

		6,001,979

Oil & Gas Refining & Marketing–0.67%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	765,000	743,962

Oil & Gas Storage & Transportation–3.26%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	265,000	285,206

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 04/15/21(b)	310,000	316,975

6.13%, 07/15/22(b)	35,000	36,313

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	605,000	642,812

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	390,000	448,012

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	40,000	41,000

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	256,000	248,320

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	185,000	199,800

6.50%, 08/15/21	155,000	168,563

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	405,000	262,238

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	300,000	325,875

Sabine Pass LNG, L.P, Sr. Sec Gtd. Global Notes, 7.50%, 11/30/16	100,000	107,750

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	415,000	445,087

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	85,000	90,100

		3,618,051

Other Diversified Financial Services–1.59%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	165,000	179,334

7.13%, 09/01/18(b)	325,000	363,086

Sr. Unsec. Global Notes,
5.75%, 05/15/16	80,000	81,550

6.25%, 05/15/19	125,000	127,813

8.75%, 03/15/17	796,000	900,972

Sr. Unsec. Notes, 8.25%, 12/15/20	105,000	117,403

		1,770,158

Packaged Foods & Meats–0.27%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	255,000	256,275

Post Holdings Inc., Sr. Unsec. Notes, 7.38%, 02/15/22(b)	40,000	42,900

		299,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Paper Packaging–0.53%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	$575,000	$590,813

Paper Products–1.83%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	670,000	676,281

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	305,000	325,206

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	300,000	315,000

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	290,000	174,725

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	525,000	537,469

		2,028,681

Personal Products–0.36%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	365,000	404,238

Pharmaceuticals–0.87%
Aptalis Pharma Inc., Sr. Unsec. Gtd. Global Notes, 12.75%, 03/01/16	220,000	235,675

ConvaTec Healthcare S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 10.50%, 12/15/18(b)	200,000	203,500

Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	220,000	244,200

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	65,000	71,662

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	200,000	209,750

		964,787

Property & Casualty Insurance–0.41%
QBE Capital Funding III Ltd. (Botswana), Unsec. Gtd. Sub. Variable Rate Notes, 7.25%, 05/24/41(b)(e)	200,000	182,000

XL Group PLC (Ireland), Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(e)(f)	330,000	278,850

		460,850

Real Estate Services–0.30%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	315,000	336,263

Regional Banks–1.62%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	105,000	91,875

BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	240,000	245,116

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	265,000	271,625

Unsec. Sub. Notes, 7.38%, 12/10/37	625,000	575,000

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	200,000	207,000

Unsec. Sub. Global Notes, 5.13%, 06/15/17	450,000	411,750

		1,802,366

Research & Consulting Services–0.36%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	370,000	397,750

Semiconductor Equipment–0.89%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.63%, 06/01/21	65,000	68,169

7.38%, 05/01/18	420,000	456,225

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	445,000	462,800

		987,194

Semiconductors–0.81%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	416,000	462,800

Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	250,000	248,750

10.75%, 08/01/20	170,000	188,275

		899,825

Specialized Finance–0.64%
Aircastle Ltd., Sr. Unsec. Notes, 9.75%, 08/01/18(b)	80,000	90,400

CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	485,000	486,819

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	130,000	133,575

		710,794

Specialized REIT’s–0.72%
Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	305,000	333,213

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	200,000	214,000

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	235,000	253,506

		800,719

Specialty Chemicals–1.39%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	405,000	426,262

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	130,000	130,163

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	355,000	403,369

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	540,000	583,200

		1,542,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Securities Fund

	Principal
	Amount		Value

Specialty Stores–0.22%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18		$230,000	$245,238

Steel–0.58%
APERAM (Luxembourg), Sr. Unsec. Notes, 7.38%, 04/01/16(b)		175,000	165,812

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
4.50%, 02/25/17		215,000	217,260

6.25%, 02/25/22		110,000	113,890

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18		145,000	151,163

			648,125

Systems Software–0.72%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-01/06/11; Cost $908,213)(b)		900,000	801,000

Tires & Rubber–0.42%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19		310,000	333,638

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes,
7.00%, 05/15/22		100,000	102,125

8.25%, 08/15/20		25,000	27,375

			463,138

Trading Companies & Distributors–2.77%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19		630,000	662,287

9.75%, 03/15/20		100,000	109,500

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		835,000	866,312

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19		215,000	226,288

7.38%, 01/15/21		500,000	545,000

7.50%, 10/15/18		175,000	189,438

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18		165,000	174,900

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21		150,000	159,000

UR Financing Escrow Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)		30,000	30,825

Sr. Unsec. Notes, 7.63%, 04/15/22(b)		110,000	113,575

			3,077,125

Wireless Telecommunication Services–4.98%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		750,000	736,875

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		240,000	255,300

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		670,000	671,675

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		120,000	122,850

Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 8.25%, 09/01/17(b)		495,000	528,413

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20		380,000	392,350

7.88%, 09/01/18		255,000	273,328

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		560,000	495,600

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		120,000	122,550

9.00%, 11/15/18(b)		260,000	291,200

Sr. Unsec. Notes, 11.50%, 11/15/21(b)		100,000	109,625

VimpelCom (Ireland), Sec. Loan Participation Notes, 7.75%, 02/02/21(b)		200,000	200,500

Sr. Sec. Loan Participation Notes, 6.49%, 02/02/16(b)		200,000	204,500

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes,
7.25%, 02/15/18(b)		400,000	394,000

11.75%, 07/15/17(b)		715,000	738,237

			5,537,003

Total U.S. Dollar Denominated Bonds and Notes (Cost $119,581,944)			94,432,726

Non-U.S. Dollar Denominated Bonds & Notes–9.68%(h)
Canada–0.33%
Gateway Casinos & Entertainment Ltd, Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	345,000	363,332

Croatia–0.16%
Agrokor D.D., Sr. Unsec. Gtd. Notes, 10.00%, 12/07/16(b)	EUR	130,000	180,533

Cyprus–0.29%
Eileme 2 AB, Sr. Gtd. Sub. Notes, 11.75%, 01/31/20(b)	EUR	230,000	315,575

Czech Republic–0.18%
CET 21 spol sro, Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	150,000	202,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Securities Fund

	Principal
	Amount		Value

Ireland–0.76%
Ardagh Packaging Finance PLC, Sr. Sec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	490,000	$670,679

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	130,000	175,446

			846,125

Italy–0.18%
Lottomatica S.p.A, REGS, Jr. Unsec. Sub. Variable Rate Bonds, 8.25%, 03/31/66(b)(e)	EUR	165,000	200,564

Luxembourg–2.58%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	200,000	267,752

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	190,000	244,873

REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	280,000	360,866

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	290,000	386,309

ConvaTec Healthcare S.A., Sr. Sec. Gtd. Notes, 7.38%, 12/15/17(b)	EUR	100,000	139,538

Sr. Unsec. Gtd. Notes, 10.88%, 12/15/18(b)	EUR	110,000	147,996

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	279,000	386,522

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	410,000	581,661

Wind Acquisition Finance S.A., Sr. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	140,000	184,163

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	120,000	161,451

			2,861,131

Netherlands–1.42%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	190,000	242,026

REGS, Sr. Sec. Gtd. Floating Rate Notes, 6.88%, 05/01/15(b)(e)	EUR	200,000	254,764

Cemex Finance Europe B.V,. Gtd. Notes, 4.75%, 03/05/14	EUR	170,000	208,725

Goodyear Dunlop Tires Europe B.V., Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	EUR	115,000	154,723

Polish Television Holding B.V., Sr. Sec. Notes, 11.25%, 05/15/17(b)(i)	EUR	95,000	123,386

Ziggo Bond Co. B.V., Sr. Unsec. Notes, 8.00%, 05/15/18(b)	EUR	420,000	594,450

			1,578,074

Spain–0.64%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	555,000	711,591

Sweden–0.27%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	210,000	296,526

United Kingdom–2.82%
Boparan Finance PLC, REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	600,000	793,266

Exova PLC, Sr. Unsec. Gtd. Notes, 10.50%, 10/15/18(b)	GBP	335,000	466,303

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	245,000	318,205

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Floating Rate Notes,
6.13%, 08/01/18(b)(e)	EUR	120,000	154,257

Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	325,000	515,718

Pipe Holdings PLC, Sr. Sec. Gtd. Bonds, 9.50%, 11/01/15(b)	GBP	200,000	307,024

R&R Ice Cream PLC, Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	430,000	581,395

			3,136,168

United States–0.05%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 8.88%, 12/01/16(b)	EUR	60,000	55,150

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,935,320)			10,747,581

	Shares
Preferred Stocks–2.92%
Automobile Manufacturers–0.32%
General Motors Co., Series B, $2.38 Conv. Pfd.		8,400	358,596

Consumer Finance–1.29%
Ally Financial, Inc., Series A, 8.50% Pfd.		10,670	237,194

Series G, 7.00% Pfd.(b)		1,052	912,873

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.		11,845	278,121

			1,428,188

Industrial REIT’s–0.09%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		4,125	104,981

Regional Banks–1.08%
Zions Bancorp., Series C, 9.50% Pfd.		45,600	1,197,912

Tires & Rubber–0.14%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		3,390	158,245

Total Preferred Stocks (Cost $3,081,764)			3,247,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Securities Fund

	Shares	Value

Common Stocks & Other Equity Interests–0.23%
Automobile Manufacturers–0.23%
General Motors Co.(d)(j)	4,937	$128,461

General Motors Co., Wts. expiring 07/10/16(d)(j)	4,490	76,195

General Motors Co., Wts. expiring 07/10/19(d)(j)	4,490	51,545

Total Common Stocks & Other Equity Interests (Cost $379,430)		256,201

Money Market Funds–1.22%
Liquid Assets Portfolio–Institutional Class(k)	678,060	$678,060

Premier Portfolio–Institutional Class(k)	678,060	678,060

Total Money Market Funds (Cost $1,356,120)		1,356,120

TOTAL INVESTMENTS–99.06% (Cost $135,334,578)		110,040,550

OTHER ASSETS LESS LIABILITIES–0.94%		1,038,839

NET ASSETS–100.00%		$111,079,389

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $38,418,989, which represented 34.59% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $560,287, which represented 0.50% of the Fund’s Net Assets.
(d)	Acquired as part of the General Motors reorganization.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Non-income producing security.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Securities Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $133,978,458)	$108,684,430

Investments in affiliated money market funds, at value and cost	1,356,120

Total investments, at value (Cost $135,334,578)	110,040,550

Foreign currencies, at value (Cost $315,740)	318,577

Receivable for:
Investments sold	48,156

Fund shares sold	157,172

Dividends and interest	2,313,010

Investment for trustee deferred compensation and retirement plans	5,906

Other assets	11,758

Total assets	112,895,129

Liabilities:
Payable for:
Investments purchased	1,151,311

Fund shares reacquired	166,836

Foreign currency contracts outstanding	83,884

Accrued fees to affiliates	106,175

Accrued other operating expenses	184,150

Trustee deferred compensation and retirement plans	123,384

Total liabilities	1,815,740

Net assets applicable to shares outstanding	$111,079,389

Net assets consist of:
Shares of beneficial interest	$508,072,206

Undistributed net investment income	(1,132,198)

Undistributed net realized gain (loss)	(370,489,911)

Unrealized appreciation (depreciation)	(25,370,708)

$111,079,389

Net Assets:
Class A	$59,166,735

Class B	$4,892,032

Class C	$8,693,326

Class Y	$38,327,296

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,454,699

Class B	288,892

Class C	511,137

Class Y	2,247,301

Class A:
Net asset value per share	$17.13

Maximum offering price per share
(net asset value of $17.13 divided by 95.25%)	$17.98

Class B:
Net asset value and offering price per share	$16.93

Class C:
Net asset value and offering price per share	$17.01

Class Y:
Net asset value and offering price per share	$17.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco High Yield Securities Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest (net of foreign withholding taxes of $2,672)	$8,827,149

Dividends	254,977

Dividends from affiliated money market funds	633

Total investment income	9,082,759

Expenses:
Advisory fees	477,742

Administrative services fees	50,000

Custodian fees	22,598

Distribution fees:
Class A	145,634

Class B	62,494

Class C	75,902

Transfer agent fees	327,498

Trustees’ and officers’ fees and benefits	32,922

Professional services fees	516,067

Other	94,749

Total expenses	1,805,606

Less: Fees waived and expense offset arrangement(s)	(1,187)

Net expenses	1,804,419

Net investment income	7,278,340

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	3,093,821

Foreign currencies	9,167

Foreign currency contracts	232,424

3,335,412

Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,631,478)

Foreign currencies	2,610

Foreign currency contracts	56,588

(5,572,280)

Net realized and unrealized gain (loss)	(2,236,868)

Net increase in net assets resulting from operations	$5,041,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco High Yield Securities Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period September 1, 2010 through February 28, 2011 and the year ended August 31, 2010.

		Six months
	Year ended	ended	Year ended
	February 29,	February 28,	August 31,
	2012	2011	2010

Operations:
Net investment income	$7,278,340	$4,272,662	$8,735,163

Net realized gain (loss)	3,335,412	5,067,762	(20,993,000)

Change in net unrealized appreciation (depreciation)	(5,572,280)	1,425,039	31,083,575

Net increase in net assets resulting from operations	5,041,472	10,765,463	18,825,738

Distributions to shareholders from net investment income:
Class A	(4,185,772)	(1,629,352)	(4,734,802)

Class B	(559,209)	(398,136)	(1,645,661)

Class C	(583,889)	(249,045)	(791,201)

Class Y	(2,866,949)	(1,206,933)	(3,488,131)

Total distributions from net investment income	(8,195,819)	(3,483,466)	(10,659,795)

Share transactions–net:
Class A	(1,043,243)	37,920	(2,407,719)

Class B	(8,123,440)	(5,059,614)	(8,382,217)

Class C	(1,087,084)	(653,553)	(371,579)

Class Y	(1,553,711)	(3,018,127)	(1,613,847)

Net increase (decrease) in net assets resulting from share transactions	(11,807,478)	(8,693,374)	(12,775,362)

Net increase (decrease) in net assets	(14,961,825)	(1,411,377)	(4,609,419)

Net assets:
Beginning of period	126,041,214	127,452,591	132,062,010

End of period (includes undistributed net investment income of $(1,132,198), $(183,613) and (1,188,599), respectively)	$111,079,389	$126,041,214	$127,452,591

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco High Yield Securities Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

21        Invesco High Yield Securities Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

22        Invesco High Yield Securities Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

23        Invesco High Yield Securities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.270%

Next $1 billion	0.245%

Over $3 billion	0.220%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.13%, 2.63%, 2.73% and 1.88%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $864.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $3,027 in front-end sales commissions from the sale of Class A shares and $0, $15,949 and $1,140 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24        Invesco High Yield Securities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$3,947,370	$912,873	$—	$4,860,243

Corporate Debt Securities	—	94,422,640	10,086	94,432,726

Foreign Debt Securities	—	10,747,581	—	10,747,581

	$3,947,370	$106,083,094	$10,086	$110,040,550

Foreign Currency Contracts*	—	(83,884)	—	(83,884)

Total Investments	$3,947,370	$105,999,210	$10,086	$109,956,666

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign Currency Contracts(a)	$3,908	$(87,792)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$232,424

Change in Unrealized Appreciation
Currency risk	56,588

Total	$289,012

*	The average notional value of foreign currency contracts outstanding during the period was $11,415,676.

25        Invesco High Yield Securities Fund

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/2012	RBC Capital Markets Corp.	EUR	6,613,000	USD	8,745,743	$8,811,785	$(66,042)

05/17/2012	Morgan Stanley	GBP	783,000	USD	1,226,971	1,244,813	(17,842)

Total open foreign currency contracts							$(83,884)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $323.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,076 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the period September 1, 2010 through February 28, 2011 and the year ended August 31, 2010:

	Year ended	Six months ended	Year ended
	February 29, 2012	February 28, 2011	August 31, 2010

Ordinary income	$8,195,819	$3,483,466	$10,659,795

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$244,034

Net unrealized appreciation (depreciation) — investments	(26,556,764)

Unrealized appreciation — other investments	7,204

Temporary book/tax differences	(122,762)

Capital loss carryforward	(370,564,529)

Shares of beneficial interest	508,072,206

Total net assets	$111,079,389

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

26        Invesco High Yield Securities Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,424,788 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$183,559,922	$—	$183,559,922

February 28, 2014	46,805,231	—	46,805,231

February 28, 2015	21,799,070	—	21,799,070

February 29, 2016	24,875,758	—	24,875,758

February 28, 2017	6,155,549	—	6,155,549

February 28, 2018	69,267,943	—	69,267,943

February 28, 2019	18,101,056	—	18,101,056

Total capital loss carryforward	$370,564,529	$—	$370,564,529

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $63,741,009 and $78,195,195, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,080,442

Aggregate unrealized (depreciation) of investment securities	(31,637,206)

Net unrealized appreciation (depreciation) of investment securities	$(26,556,764)

Cost of investments for tax purposes is $136,597,314.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expired capital loss carryforward, on February 29, 2012, undistributed net investment income was decreased by $31,106, undistributed net realized gain (loss) was increased by $755,040,891 and shares of beneficial interest was decreased by $755,009,785. This reclassification had no effect on the net assets of the Fund.

27        Invesco High Yield Securities Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Six months ended		Year ended
	February 29, 2012(a)		February 28, 2011		August 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	196,330	$3,306,441	145,683	$2,474,496	319,695	$5,286,439

Class B	29,847	493,295	21,026	354,234	92,831	1,510,824

Class C	65,240	1,066,981	41,825	709,098	63,545	1,043,035

Class Y	243,830	3,986,558	9,056	154,916	90,266	1,462,856

Issued as reinvestment of dividends:
Class A	131,721	2,202,308	53,888	924,503	238,044	3,914,498

Class B	17,003	283,018	12,403	210,088	83,008	1,348,228

Class C	18,884	313,971	8,221	139,957	37,630	614,345

Class Y	120,534	2,004,009	51,523	878,431	173,725	2,846,251

Automatic conversion of Class B shares to Class A shares:
Class A	385,736	6,536,060	179,046	3,080,232	94,600	1,570,011

Class B	(390,366)	(6,536,060)	(181,234)	(3,080,232)	(95,758)	(1,570,011)

Reacquired:(b)
Class A	(777,529)	(13,088,052)	(376,256)	(6,441,311)	(801,414)	(13,178,667)

Class B	(143,149)	(2,363,693)	(150,689)	(2,543,704)	(593,954)	(9,671,258)

Class C	(148,759)	(2,468,036)	(88,549)	(1,502,608)	(123,807)	(2,028,959)

Class Y	(463,668)	(7,544,278)	(236,061)	(4,051,474)	(361,050)	(5,922,954)

Net increase (decrease) in share activity	(714,346)	$(11,807,478)	(510,118)	$(8,693,374)	(782,639)	$(12,775,362)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $1,406 and $104 allocated among the classes based on relative net assets of each class for the year ended February 29, 2012 and the period September 1, 2010 to February 28, 2011.

28        Invesco High Yield Securities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net				Ratio of net
	Net asset		on securities		Dividends				net assets		assets without				investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		Rebate		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		from		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		affiliates		net assets		turnover(c)

Class A
Year ended 02/29/12	$17.52	$1.07	$(0.25)	$0.82	$(1.21)	$17.13	5.09%	$59,167	1.59	%(d)	1.59	%(d)	—%		6.39	%(d)	56%
Six months ended 02/28/11	16.55	0.57	0.87	1.44	(0.47)	17.52	8.80	61,644	1.17	(e)	1.17	(e)	—		6.76	(e)	62
Year ended 08/31/10	15.58	1.10	1.21	2.31	(1.34)	16.55	15.24	58,202	2.72		2.72		—		6.68		84
Year ended 08/31/09	16.40	1.27	(0.76)	0.51	(1.33)	15.58	5.09	57,097	2.13	(f)	2.13	(f)	0.01		9.41	(f)	85
Year ended 08/31/08	17.30	1.10	(0.90)	0.20	(1.10)	16.40	1.29	61,839	1.73	(f)	1.73	(f)	0.00	(g)	6.57	(f)	27
Year ended 08/31/07	17.30	1.10	—	1.10	(1.10)	17.30	6.65	71,664	1.59	(f)	1.59	(f)	0.00	(g)	6.24	(f)	26

Class B
Year ended 02/29/12	17.31	0.98	(0.26)	0.72	(1.10)	16.93	4.51	4,892	2.09	(d)	2.09	(d)	—		5.89	(d)	56
Six months ended 02/28/11	16.35	0.52	0.86	1.38	(0.42)	17.31	8.54	13,423	1.67	(e)	1.67	(e)	—		6.26	(e)	62
Year ended 08/31/10	15.40	1.01	1.20	2.21	(1.26)	16.35	14.68	17,563	3.22		3.22		—		6.18		84
Year ended 08/31/09	16.20	1.19	(0.72)	0.47	(1.27)	15.40	4.73	24,454	2.63	(f)	2.63	(f)	0.01		8.91	(f)	85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.10)	16.20	0.21	41,721	2.23	(f)	2.23	(f)	0.00	(g)	6.07	(f)	27
Year ended 08/31/07	17.20	1.00	0.10	1.10	(1.10)	17.20	6.78	67,410	2.10	(f)	2.10	(f)	0.00	(g)	5.74	(f)	26

Class C
Year ended 02/29/12	17.39	0.96	(0.25)	0.71	(1.09)	17.01	4.43	8,693	2.19	(d)	2.19	(d)	—		5.79	(d)	56
Six months ended 02/28/11	16.43	0.52	0.86	1.38	(0.42)	17.39	8.46	10,010	1.73	(e)	1.73	(e)	—		6..20	(e)	62
Year ended 08/31/10	15.47	0.99	1.21	2.20	(1.24)	16.43	14.58	10,090	3.32		3.32		—		6.08		84
Year ended 08/31/09	16.30	1.18	(0.76)	0.42	(1.25)	15.47	4.36	9,851	2.73	(f)	2.73	(f)	0.01		8.81	(f)	85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.00)	16.30	0.70	11,843	2.33	(f)	2.33	(f)	0.00	(g)	5.97	(f)	27
Year ended 08/31/07	17.20	1.00	—	1.00	(1.00)	17.20	6.04	15,085	2.20	(f)	2.20	(f)	0.00	(g)	5.64	(f)	26

Class Y
Year ended 02/29/12	17.46	1.11	(0.27)	0.84	(1.25)	17.05	5.26	38,327	1.34	(d)	1.34	(d)	—		6.64	(d)	56
Six months ended 02/28/11	16.49	0.59	0.87	1.46	(0.49)	17.46	8.96	40,963	0.92	(e)	0.92	(e)	—		7.01	(e)	62
Year ended 08/31/10	15.52	1.14	1.21	2.35	(1.38)	16.49	15.57	41,597	2.47		2.47		—		6.93		84
Year ended 08/31/09	16.30	1.30	(0.71)	0.59	(1.37)	15.52	5.62	40,661	1.88	(f)	1.88	(f)	0.01		9.66	(f)	85
Year ended 08/31/08	17.30	1.20	(1.00)	0.20	(1.20)	16.30	0.95	48,535	1.48	(f)	1.48	(f)	0.00	(g)	6.82	(f)	27
Year ended 08/31/07	17.30	1.10	0.10	1.20	(1.20)	17.30	6.92	60,060	1.35	(f)	1.35	(f)	0.00	(g)	6.48	(f)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $58,254, $8,333, $8,931 and $38,231 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	Amount is less than 0.005%.

29        Invesco High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Securities Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

30        Invesco High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,090.20	$7.59	$1,017.60	$7.32	1.46%

B	1,000.00	1,087.90	10.17	1,015.12	9.82	1.96

C	1,000.00	1,086.50	11.10	1,014.22	10.72	2.14

Y	1,000.00	1,091.60	6.29	1,018.85	6.07	1.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

31        Invesco High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.17%
Corporate Dividends Received Deduction*	0.17%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32        Invesco High Yield Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities (Invesco Investment Securities) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities (Invesco Investment Securities) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology communications company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2        Invesco High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities (Invesco Investment Securities) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco High Yield Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities (Invesco Investment Securities) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco High Yield Securities Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-HYS-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	February 29, 2012

Invesco Van Kampen Corporate Bond Fund
Nasdaq:
A: ACCBX ▪ B: ACCDX ▪ C: ACCEX ▪ R: ACCZX ▪ Y: ACCHX ▪ Institutional: ACCWX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
25	Financial Statements
27	Notes to Financial Statements
37	Financial Highlights
38	Auditor’s Report
39	Fund Expenses
40	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
      Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen Corporate Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented both significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the US, prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of US long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Mean-while, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, this year could potentially be just as interesting as 2011, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
      I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 29, 2012, Invesco Van Kampen Corporate Bond Fund underperformed its broad market/style-specific index. Security selection within the volatile financials sector and yield curve positioning detracted from relative Fund performance versus its broad market/style-specific index for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/11 to 2/29/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.32%

Class B Shares	8.41

Class C Shares	7.41

Class R Shares*	8.06

Class Y Shares	8.58

Institutional Class Shares	8.73

Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)**	10.41

Barclays U.S. Corporate Investment Grade Bond Index▼ (Former Broad Market/Style-Specific Index)**	10.37

Lipper BBB Rated Funds Index▼ (Peer Group Index)	10.32

Source(s): ▼Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

**	During the reporting period, the Fund has elected to use the Barclays U.S. Credit Index as its broad market/style-specific benchmark rather than the Barclays U.S. Corporate Investment Grade Bond Index because the Barclays U.S. Credit Index more closely reflects the performance of the types of securities in which the Fund invests.

How we invest
We invest primarily in fixed-rate, US dollar denominated, investment grade corporate bonds. The Fund may also invest up to 40% of its total assets in non-investment grade debt securities and up to 30% of its total assets in non-US dollar denominated debt securities. Additionally, up to 20% of the Fund’s total assets may be invested in convertible securities along with up to 10% in preferred stocks. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to interest rate futures and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
      Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

      Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired "alpha" (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
      Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled during much of the fiscal year as investors assessed and reacted to the economic implications of global events, including the Japanese earthquake and tsunami, the US debt ceiling debate and a reinvigorated eurozone sovereign debt crisis. At the start of the reporting period, US economic indicators remained mixed, and there was little consensus regarding the threat of US inflation. Anxiety linked to the aforementioned events and concerns about global financial instability began dominating headlines and the investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of US government bonds that lasted late into 2011.
     Global bond market conditions began to improve during the latter part of the reporting period as European Central Bank liquidity funding helped alleviate

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds and Notes	92.1%

U.S. Treasury Securities	2.8

Asset-Backed Securities	1.6

Municipal Obligations	0.7

Non-U.S. Dollar Denominated
Bonds and Notes	0.6

U.S. Government Sponsored
Mortgage-Backed Securities	0.3

Preferred Stocks	0.2

Money Market Funds
Plus Other Assets Less Liabilities	1.7

Top 10 Fixed Income Holdings

1.	DIRECTV Holdings LLC	1.3%

2.	U.S. Treasury Notes	0.9

3.	Bank of America Corp.	0.9

4.	JPMorgan Chase Capital XXVII	0.9

5.	U.S. Treasury Bonds	0.9

6.	American Financial Group, Inc.	0.8

7.	Steelcase, Inc.	0.8

8.	Goldman Sachs Group, Inc. (The)	0.8

9.	Gilead Sciences, Inc.	0.8
10.	CNA Financial Corp.	0.8

Total Net Assets	$967.1 million

Total Number of Holdings	732
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen Corporate Bond Fund

acute market stress and optimism grew for Greece’s acceptance of fiscal austerity measures. As risk appetites returned, credit spreads narrowed, helping non-government securities generally outperform government bonds across the quality and maturity spectrums. Despite the market volatility during the reporting period, US economic conditions showed incremental improvement, with housing, consumer spending and unemployment all exhibiting mildly positive developments during the course of the fiscal year.
     The interest rate environment was positive for government bond returns during the reporting period, despite the Standard & Poor’s credit rating downgrade of US government long-term debt that occurred in August 2011. The US Federal Reserve maintained the federal funds target rate in a range of zero to 0.25% and indicated it will be sustained into late 2014.1 Investor demand during the fiscal year drove US Treasury yields for maturities of between two and 30 years lower. With inflation expectations held in check, long-term bonds generally outperformed bonds of short and intermediate maturities as investors were willing to extend out on the yield curve for incremental returns. The broader US investment grade bond market (including government bonds, corporate bonds and mortgage-backed securities), as measured by the Barclays U.S. Aggregate Index, generated a positive total return for the fiscal year. US credit spreads widened to reflect heightened systemic risks before rallying late in the reporting period. The significant decline in rates across the yield curve supported gains across most domestic bond market sectors for the fiscal year.
     In this economic environment, the Fund generated positive absolute returns for the reporting period, but trailed its style-specific benchmark, mostly due to security selection and yield curve positioning.
      Relative to the style-specific benchmark, sector selections had a notable positive influence on Fund performance. Early in the fiscal year, robust contributions were generated by the Fund’s exposure to the investment grade financials and high yield sectors. These contributions were partially offset later in the reporting period by our sustained overweight position in the financials sector, along with underweight positions in the better performing consumer non-cyclicals, utilities and energy sectors, as concerns about global financial stability grew.
      For the fiscal year, security selection overall detracted from Fund performance versus the style-specific benchmark.
However, security selection in the early part of the reporting period contributed to Fund performance, partially due to an overweight positioning in lower quality investment grade issuers that temporarily outperformed higher credit quality names. As credit markets became more erratic, deteriorating performance of our lower quality names, some domestic and European financials holdings, as well as select basic industry/capital goods and consumer cyclical holdings detracted from relative Fund performance. These detractors overwhelmed the positive contributions from sector selection early in the reporting period before partially rebounding during the last few months of the fiscal year.
     As the fiscal year progressed, we lowered overall credit risk in the Fund by increasing exposure to US government securities, which proved to be beneficial as investor pessimism grew. Part of our strategy to manage credit and currency risk in the portfolio during the volatile summer of 2011 entailed buying credit protection via credit default swap indexes and hedging the currency risk associated with non-US dollar denominated bonds. The currency hedging activity was carried out on an as-needed basis and was effective in managing unwanted currency risk of non-US dollar denominated holdings. Toward the end of the reporting period, lower credit risk premiums and increased investor demand drove some recovery in the battered financials sector, and our sustained overweight position in this sector versus the Fund’s style-specific benchmark benefited relative Fund returns.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations. On average, we maintained a neutral duration posture; however, the timing and magnitude of our variances in relation to the style-specific benchmark detracted from relative Fund performance as rates moved lower throughout the fiscal year. Yield curve positioning detracted from relative performance as the Fund was consistently underweight at some longer maturity points on the curve where the pronounced decline in rates was especially beneficial. In addition, US Treasury futures were an important investment tool in the management of our targeted portfolio duration, and the Fund realized a small gain from the use of futures during the period.
      Thank you for investing in Invesco Van Kampen Corporate Bond Fund and for sharing our long-term investment horizon.
1 Source: US Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 2001. Mr. Ehret graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

5	Invesco Van Kampen Corporate Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/02

Past performance cannot guarantee comparable future results.
      During the reporting period, the Fund has elected to use the Barclays U.S. Credit Index as its broad market/style-specific benchmark rather than the Barclays U.S. Corporate Investment Grade Bond Index because the Barclays U.S. Credit Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report
■	The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

■	The Barclays U.S. Corporate Investment Grade Bond Index consists of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here,

and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Van Kampen Corporate Bond Fund

Average Annual Total Returns
As of 2/29/12, including maximum applicable sales charges

Class A Shares

Inception (9/23/71)	7.39%

10 Years	5.29

5 Years	5.39

1 Year	3.15

Class B Shares

Inception (9/28/92)	5.77%

10 Years	5.20

5 Years	5.68

1 Year	3.41

Class C Shares

Inception (8/30/93)	4.98%

10 Years	5.03

5 Years	5.66

1 Year	6.41

Class R Shares

10 Years	5.53%

5 Years	6.15

1 Year	8.06

Class Y Shares

Inception (8/12/05)	6.10%

5 Years	6.72

1 Year	8.58

Institutional Class Shares

10 Years	5.86%

5 Years	6.55

1 Year	8.73
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/23/71)	7.32%

10 Years	4.94

5 Years	4.98

1 Year	0.80

Class B Shares

Inception (9/28/92)	5.62%

10 Years	4.85

5 Years	5.22

1 Year	0.92

Class C Shares

Inception (8/30/93)	4.82%

10 Years	4.69

5 Years	5.30

1 Year	4.19

Class R Shares

10 Years	5.18%

5 Years	5.75

1 Year	5.64

Class Y Shares

Inception (8/12/05)	5.66%

5 Years	6.32

1 Year	6.15

Institutional Class Shares

10 Years	5.52%

5 Years	6.17

1 Year	6.44
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.92%, 0.92%, 1.48%, 1.17%, 0.67% and 0.48%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Van Kampen Corporate Bond Fund

Invesco Van Kampen Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
■	Unless otherwise stated, information presented in this report is as of February 29, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. Credit risk refers to an issuer's ability to make timely payments of interest and principal. To the extent that the Fund invests in securities with medium- or lower-credit qualities, it is subject to a higher level of credit risk than a fund that invests only in investment grade securities. Medium- and lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Using derivative instruments risk. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Swaps risk. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swaps are subject to credit risk and counterparty risk.

■	Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

Fund Nasdaq Symbols

Class A Shares	ACCBX
Class B Shares	ACCDX
Class C Shares	ACCEX
Class R Shares	ACCZX
Class Y Shares	ACCHX
Institutional Class Shares	ACCWX

8	Invesco Van Kampen Corporate Bond Fund

Schedule of Investments

February 29, 2012

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes–92.06%(a)
Advertising–0.60%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 4.00%, 03/15/22	$1,400,000	$1,395,166

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	3,830,000	4,423,386

		5,818,552

Aerospace & Defense–0.37%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	520,000	607,100

Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/18	65,000	68,737

7.13%, 03/15/21	205,000	221,400

L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 11/15/16	1,000,000	1,054,112

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	140,000	152,600

Textron Inc., Sr. Unsec. Notes, 4.63%, 09/21/16	1,375,000	1,462,482

		3,566,431

Agricultural Products–0.85%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	2,285,000	2,383,478

Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	2,000,000	2,051,528

Corn Products International, Inc., Sr. Unsec. Notes, 3.20%, 11/01/15	2,000,000	2,078,542

6.63%, 04/15/37	1,495,000	1,745,022

		8,258,570

Airlines–1.76%
America West Airlines Pass Through Trust–Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	1,275,107	1,240,042

American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	520,000	436,800

American Airlines Pass Through Trust–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	570,333	619,168

American Airlines Pass Through Trust,–Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	3,372,455	3,330,299

Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	216,081	220,402

Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,671,946	3,066,059

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	104,778	111,294

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	2,456,350	2,384,194

Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	552,665	625,202

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	80,000	77,000

Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	2,373,512	2,523,340

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	105,000	101,325

Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	705,000	753,028

Delta Air Lines, Inc., Sec. Notes, 12.25%, 03/15/15(b)	310,000	337,900

Sr. Sec. Notes, 9.50%, 09/15/14(b)	79,000	85,123

UAL Pass Through Trust, Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	383,928	441,517

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	417,443	481,103

US Airways Pass Through Trust–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	195,940	177,816

		17,011,612

Alternative Carriers–0.08%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	205,000	214,737

Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	255,000	291,337

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/01/19	125,000	138,438

Sr. Unsec. Gtd. Notes, 8.13%, 07/01/19(b)	115,000	121,038

		765,550

Aluminum–0.03%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	250,000	256,406

Apparel Retail–0.28%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	275,000	304,562

Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	1,710,000	1,720,687

J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	325,000	326,625

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	250,000	299,375

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	75,000	83,063

		2,734,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Apparel, Accessories & Luxury Goods–0.18%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	$385,000	$404,250

Jones Group Inc. (The), Sr. Unsec. Notes, 6.88%, 03/15/19	655,000	638,625

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	665,000	668,325

		1,711,200

Asset Management & Custody Banks–0.01%
First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	120,000	122,700

Auto Parts & Equipment–0.15%
Allison Transmission Inc., Sr. Unsec. Gtd Notes, 7.13%, 05/15/19(b)	380,000	392,350

American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	245,000	262,150

Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	285,000	309,937

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	410,000	443,825

		1,408,262

Automobile Manufacturers–0.16%
Chrysler Group LLC/CG Co.-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	400,000	406,000

Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	890,000	1,148,100

		1,554,100

Automotive Retail–0.99%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	6,175,000	7,042,095

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	2,350,000	2,570,501

		9,612,596

Biotechnology–0.79%
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 5.65%, 12/01/41	6,775,000	7,550,769

STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	120,000	129,300

		7,680,069

Brewers–0.94%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 01/15/15	1,280,000	1,395,262

2.88%, 02/15/16	1,500,000	1,600,821

8.20%, 01/15/39	280,000	444,196

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(b)	2,000,000	2,186,278

SABMiller Holdings Inc., Sr. Unsec. Gtd. Notes, 3.75%, 01/15/22(b)	1,965,000	2,038,293

4.95%, 01/15/42(b)	1,380,000	1,464,156

		9,129,006

Broadcasting–1.00%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	220,000	233,750

Clear Channel Communications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 03/01/21	400,000	367,000

Clear Channel Worldwide Holdings Inc., Sr. Sub. Gtd. Notes, 7.63%, 03/15/20(b)	165,000	165,000

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,270,000	1,418,320

Sr. Unsec. Notes,
9.38%, 01/15/19(b)	1,860,000	2,508,121

8.38%, 03/01/39(b)	2,185,000	3,080,737

Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	1,610,000	1,731,357

Nara Cable Funding Ltd. (Ireland), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	210,000	203,175

		9,707,460

Building Products–0.33%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	205,000	147,600

Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	310,000	304,575

Building Materials Corp. of America, Sr. Sec. Gtd. Notes, 7.50%, 03/15/20(b)	440,000	478,500

Sr. Unsec. Notes, 6.88%, 08/15/18(b)	255,000	275,400

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	330,000	337,631

Nortek Inc, Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	810,000	786,712

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	486,000	527,918

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	125,000	135,156

Sr. Unsec. Notes, 9.75%, 01/15/18	170,000	165,750

		3,159,242

Cable & Satellite–4.20%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/31/22	35,000	37,625

Comcast Corp., Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/38	1,100,000	1,369,484

Sr. Unsec. Gtd. Global Notes,
6.50%, 01/15/15	4,425,000	5,071,913

5.70%, 05/15/18	2,005,000	2,362,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Cable & Satellite–(continued)

Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	$1,885,000	$2,356,524

DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	11,945,000	12,564,647

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	80,000	85,200

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	95,000	103,550

Kabel BW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	565,000	608,787

NBC Universal Media LLC, Sr. Unsec. Global Notes, 2.10%, 04/01/14	1,825,000	1,865,046

5.15%, 04/30/20	1,050,000	1,218,118

5.95%, 04/01/41	1,735,000	2,106,598

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 07/01/18	3,365,000	4,140,634

8.75%, 02/14/19	1,410,000	1,866,003

Sr. Unsec. Gtd. Notes,
5.00%, 02/01/20	1,442,000	1,622,665

5.88%, 11/15/40	1,050,000	1,197,355

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	1,885,000	2,067,803

		40,644,062

Casinos & Gaming–0.31%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	285,000	309,225

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 12.75%, 04/15/18	260,000	224,900

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	55,000	42,625

Chester Downs & Marina LLC, Sr. Sec. Gtd. Notes, 9.25%, 02/01/20(b)	40,000	42,000

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. Global Notes, 10.75%, 01/15/17	294,926	319,995

Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	25,000	26,562

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	1,005,000	1,022,587

Sr. Unsec. Gtd. Notes, 8.63%, 02/01/19(b)	60,000	64,050

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	155,000	169,144

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	271,000	275,065

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(d)	50,000	46,375

Sr. Sec. Notes, 9.13%, 02/01/15(b)	425,000	420,750

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	55,000	62,425

		3,025,703

Coal & Consumable Fuels–0.09%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/01/17	125,000	136,563

8.25%, 04/01/20	460,000	502,550

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	195,000	205,481

		844,594

Communications Equipment–0.05%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	365,000	370,019

ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	115,000	119,025

		489,044

Computer & Electronics Retail–0.27%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 6.75%, 07/15/13	2,070,000	2,190,877

Rent-A-Center Inc., Sr. Unsec. Gtd Global Notes, 6.63%, 11/15/20	390,000	408,525

		2,599,402

Computer Hardware–0.02%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	60,000	64,800

7.63%, 11/15/20	110,000	119,350

		184,150

Computer Storage & Peripherals–0.02%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/18	80,000	90,500

Sr. Unsec. Gtd. Notes, 7.00%, 11/01/21(b)	60,000	66,600

		157,100

Construction & Engineering–0.13%
Dycom Investments, Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 01/15/21	380,000	390,925

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	210,000	216,300

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	640,000	646,400

		1,253,625

Construction & Farm Machinery & Heavy Trucks–0.12%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	110,000	130,075

Commercial Vehicle Group, Inc., Sec. Gtd. Notes, 7.88%, 04/15/19(b)	255,000	260,738

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	200,000	223,000

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	265,000	290,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Construction & Farm Machinery & Heavy Trucks–(continued)

Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	$270,000	$288,225

		1,192,875

Construction Materials–0.45%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	475,000	470,406

CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	1,140,000	1,154,632

8.13%, 07/15/18	1,395,000	1,632,505

Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	350,000	340,813

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	775,000	744,000

		4,342,356

Consumer Finance–1.70%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	20,000	22,750

7.50%, 09/15/20	995,000	1,099,475

8.00%, 11/01/31	420,000	469,350

American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	5,480,000	5,956,231

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Pfd. Securities, 8.88%, 05/15/40	2,000,000	2,077,500

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.00%, 05/15/18	200,000	211,500

5.88%, 08/02/21	200,000	225,000

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	360,000	400,500

SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	3,290,000	3,440,154

Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	2,475,000	2,534,271

		16,436,731

Data Processing & Outsourced Services–0.07%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	630,000	636,300

Department Stores–0.30%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	2,470,000	2,473,087

Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	520,000	452,400

		2,925,487

Distillers & Vintners–0.07%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Notes, 9.13%, 12/01/16(b)	410,000	295,200

Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	320,000	362,800

		658,000

Diversified Banks–8.88%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	1,070,000	1,065,115

4.00%, 04/27/16	850,000	838,629

ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,050,000	1,051,377

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	980,000	1,011,290

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	1,625,000	1,865,222

Unsec. Sub. Global Notes, 5.14%, 10/14/20	765,000	737,139

Unsec. Sub. Notes, 6.05%, 12/04/17(b)	1,210,000	1,235,289

BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	3,200,000	3,151,310

BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	2,640,000	2,594,053

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(e)	760,000	963,322

Hana Bank (South Korea), Sr. Unsec. Notes, 4.50%, 10/30/15(b)	4,015,000	4,189,575

4.25%, 06/14/17(b)	1,500,000	1,537,939

HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 1.63%, 08/12/13(b)	2,500,000	2,498,648

4.13%, 08/12/20(b)	3,245,000	3,359,605

HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	4,451,000	4,786,681

ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	1,650,000	1,634,449

ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	2,510,000	2,470,430

Unsec. Notes, 3.75%, 03/07/17(b)	4,720,000	4,713,649

Unsec. Sub. Notes, 5.13%, 05/01/15(b)	1,540,000	1,498,355

Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	4,315,000	4,524,277

3.50%, 08/22/17	1,475,000	1,490,394

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	2,200,000	2,279,272

Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	2,000,000	2,040,446

Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	4,780,000	4,605,652

RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)(f)	95,000	66,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	$2,880,000	$3,023,424

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	5,405,000	5,621,794

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	1,000,000	1,015,565

Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	3,000,000	2,869,042

Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	3,300,000	3,224,149

Sr. Unsec. Notes, 2.50%, 01/15/14(b)	775,000	757,429

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(b)	2,900,000	3,172,905

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	2,235,000	2,396,301

3.85%, 04/27/15(b)	610,000	630,417

3.20%, 05/12/16(b)	1,200,000	1,219,462

U.S. Bank N.A., Sub. Notes, 3.78%, 04/29/20	1,400,000	1,461,351

VTB Bank OJSC Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.32%, 02/22/18(b)	2,470,000	2,499,789

6.55%, 10/13/20(b)	1,760,000	1,761,702

		85,861,473

Diversified Capital Markets–0.96%
Credit Suisse New York (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	3,330,000	3,351,326

Unsec. Sub. Global Notes, 6.00%, 02/15/18	860,000	907,348

UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	3,395,000	3,765,131

Sr. Unsec. Medium-Term Global Notes, 5.75%, 04/25/18	1,180,000	1,300,306

		9,324,111

Diversified Chemicals–0.41%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 5.25%, 11/15/41	3,200,000	3,516,165

Huntsman International LLC, Sr. Unsec. Gtd. Global Notes, 5.50%, 06/30/16	140,000	140,175

Sr. Unsec. Gtd. Sub. Global Notes, 8.63%, 03/15/21	280,000	318,150

		3,974,490

Diversified Metals & Mining–0.70%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 3.55%, 03/01/22	1,275,000	1,272,588

Sr. Unsec. Notes, 8.38%, 04/01/17	2,730,000	2,861,040

Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	230,000	162,159

Southern Copper Corp., Sr. Unsec. Global Notes, 5.38%, 04/16/20	885,000	979,240

6.75%, 04/16/40	1,305,000	1,434,813

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	103,017

		6,812,857

Diversified REIT’s–0.22%
Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	2,000,000	2,128,711

Drug Retail–0.79%
CVS Pass Through Trust, Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	3,693,202	4,051,142

Sec. Mortgage Pass Through Ctfs., 8.35%, 07/10/31(b)	844,093	1,044,605

Sr. Sec. Gtd. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	2,368,657	2,535,927

		7,631,674

Electric Utilities–2.50%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	3,500,000	3,932,154

9.75%, 03/15/19(b)	2,800,000	3,674,866

Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,200,000	1,215,321

Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	2,425,000	2,755,215

Indiana Michigan Power Co.–Series I, Sr. Unsec. Notes, 7.00%, 03/15/19	932,000	1,156,470

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	250,000	210,000

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	3,805,000	4,456,779

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	695,000	937,401

Southern Co. (The)–Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	1,300,000	1,346,088

Southern Power Co.–Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	3,266,000	3,594,684

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	760,000	890,602

		24,169,580

Electrical Components & Equipment–0.03%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	200,000	217,000

Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	115,000	121,325

		338,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Electronic Components–0.55%
Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	$665,000	$808,272

7.25%, 08/15/36	1,800,000	2,181,013

4.75%, 03/15/42	2,330,000	2,374,131

		5,363,416

Electronic Equipment & Instruments–0.15%
FLIR Systems, Inc., Sr. Unsec. Notes, 3.75%, 09/01/16	1,380,000	1,410,871

Electronic Manufacturing Services–0.03%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	285,000	291,056

Environmental & Facilities Services–0.50%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	3,170,000	3,423,378

4.60%, 03/01/21	1,251,000	1,393,897

		4,817,275

Forest Products–0.02%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Notes, 8.50%, 04/01/21(b)	220,000	167,750

Gas Utilities–0.10%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	380,000	339,150

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	625,000	668,750

		1,007,900

Gold–1.09%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 2.90%, 05/30/16	850,000	897,543

Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	5,645,000	5,412,395

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.13%, 09/01/21(b)	1,260,000	1,263,556

6.88%, 09/01/41(b)	2,860,000	2,997,690

		10,571,184

Health Care Distributors–0.55%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	5,115,000	5,348,922

Health Care Equipment–0.34%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	1,275,000	1,369,924

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	1,575,000	1,594,559

DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	35,000	30,100

Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	330,000	254,513

		3,249,096

Health Care Facilities–0.23%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	490,000	541,450

5.88%, 03/15/22	170,000	174,675

HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	195,000	211,088

7.75%, 09/15/22	195,000	213,037

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.27%, 09/15/15(d)	90,000	80,100

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	720,000	806,400

8.00%, 08/01/20	190,000	202,825

		2,229,575

Health Care Services–1.49%
Aristotle Holding Inc., Sr. Gtd. Notes, 2.65%, 02/15/17(b)	2,900,000	2,931,517

Aristotle Holding, Inc., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/41(b)	2,535,000	2,812,669

Express Scripts, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,070,000	2,281,725

Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	1,265,000	1,308,055

Highmark, Inc., Sr. Unsec. Notes, 4.75%, 05/15/21(b)	1,660,000	1,694,912

6.13%, 05/15/41(b)	1,560,000	1,677,005

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	540,000	548,626

Orlando Lutheran Towers Inc., Bonds, 8.00%, 07/01/17	1,025,000	1,020,922

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 8.50%, 06/01/15	90,000	92,925

		14,368,356

Health Care Technology–0.05%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	435,000	468,713

Homebuilding–0.18%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	215,000	202,100

8.13%, 06/15/16	275,000	257,125

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	735,000	689,063

KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/20	100,000	101,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Homebuilding–(continued)

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	$275,000	$291,500

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	80,000	76,200

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	95,000	99,073

		1,716,311

Hotels, Resorts & Cruise Lines–1.35%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	2,340,000	2,568,613

3.88%, 08/15/16	1,000,000	1,039,051

6.88%, 08/15/19(b)	575,000	642,847

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	375,000	380,625

Wyndham Worldwide Corp., Sr. Unsec. Global Notes, 6.00%, 12/01/16	3,855,000	4,392,180

Sr. Unsec. Notes, 7.38%, 03/01/20	770,000	944,050

5.63%, 03/01/21	1,135,000	1,244,244

4.25%, 03/01/22	1,800,000	1,805,690

		13,017,300

Household Products–0.06%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	540,000	553,500

Housewares & Specialties–0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	160,000	166,000

Independent Power Producers & Energy Traders–0.17%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	60,000	67,500

8.00%, 10/15/17	805,000	931,788

AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	66,856	69,029

Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	100,000	108,750

Sr. Sec. Notes, 7.25%, 10/15/17(b)	285,000	303,525

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	165,000	168,300

		1,648,892

Industrial Conglomerates–2.75%
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	3,130,000	3,215,007

Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	1,105,000	1,272,215

5.88%, 01/14/38	2,010,000	2,263,204

Series G, Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	5,425,000	6,326,876

Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	1,840,000	2,243,144

Unsec. Gtd. Notes, 4.63%, 09/11/15(b)	2,465,000	2,615,365

5.75%, 09/11/19(b)	1,180,000	1,311,216

Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	7,195,000	7,338,900

		26,585,927

Industrial Machinery–0.73%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	250,000	261,250

Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	6,415,000	6,838,136

		7,099,386

Industrial REIT’s–0.05%
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	405,000	449,550

Insurance Brokers–0.17%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	1,255,000	1,683,790

Integrated Oil & Gas–0.91%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	730,000	845,535

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	4,610,000	4,844,337

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	3,070,000	3,137,300

		8,827,172

Integrated Telecommunication Services–3.09%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	206,000	298,023

AT&T, Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	835,000	876,228

2.95%, 05/15/16	1,555,000	1,657,356

4.45%, 05/15/21	800,000	901,911

6.15%, 09/15/34	3,190,000	3,853,030

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	1,735,000	2,484,533

Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	405,000	474,259

Sr. Unsec. Gtd. Notes, 6.75%, 08/20/18	905,000	1,101,588

France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	605,000	662,579

Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	195,000	170,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–(continued)

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	$365,000	$386,900

7.50%, 04/01/21	350,000	371,875

Qtel International Finance Ltd. (Bermuda), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	1,685,000	1,710,379

4.75%, 02/16/21(b)	550,000	560,226

Qwest Corp., Sr. Unsec. Notes, 6.88%, 09/15/33	780,000	778,050

Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	3,555,000	3,587,131

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	2,298,000	2,344,763

Verizon Communications, Inc., Sr. Unsec. Global Notes, 6.40%, 02/15/38	1,450,000	1,836,572

8.95%, 03/01/39	2,805,000	4,472,348

4.75%, 11/01/41	1,235,000	1,326,651

		29,855,027

Internet Retail–0.21%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	1,955,000	2,004,281

Internet Software & Services–0.06%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	310,000	348,750

7.00%, 07/15/21	190,000	211,375

		560,125

Investment Banking & Brokerage–6.43%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	2,135,000	2,132,552

Charles Schwab Corp. (The), Jr. Unsec. Sub. Notes, 7.00%(e)	4,840,000	5,076,374

E*Trade Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	60,000	61,050

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
5.13%, 01/15/15	700,000	744,899

3.70%, 08/01/15	2,370,000	2,417,573

3.63%, 02/07/16	1,370,000	1,377,480

6.15%, 04/01/18	4,980,000	5,407,810

5.25%, 07/27/21	2,325,000	2,327,215

5.75%, 01/24/22	7,325,000	7,673,372

Unsec. Sub. Global Notes, 6.75%, 10/01/37	5,815,000	5,820,592

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	1,565,000	1,617,876

7.63%, 08/13/19(b)	1,860,000	1,926,984

6.00%, 01/14/20(b)	5,580,000	5,248,471

Morgan Stanley, Sr. Unsec. Global Notes,
4.00%, 07/24/15	3,990,000	3,983,320

3.80%, 04/29/16	2,240,000	2,189,027

Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	4,165,000	4,353,763

Sr. Unsec. Notes, 3.45%, 11/02/15	5,595,000	5,495,648

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,353,861

Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	1,565,000	1,632,837

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Notes, 7.50%, 11/15/37	1,265,000	1,306,113

		62,146,817

Leisure Facilities–0.01%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	70,000	73,588

Leisure Products–0.04%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	370,000	382,025

Life & Health Insurance–3.12%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	2,525,000	2,661,787

MetLife, Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	2,935,000	4,197,050

Sr. Unsec. Notes, 6.75%, 06/01/16	780,000	935,667

Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	605,000	738,518

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	6,960,000	6,891,611

Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	4,250,000	4,688,453

Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,690,000	2,015,325

Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	1,270,000	1,579,711

5.40%, 06/13/35	1,500,000	1,551,105

6.63%, 12/01/37	1,420,000	1,691,182

Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	2,940,000	3,219,906

		30,170,315

Life Sciences Tools & Services–0.49%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	3,910,000	4,534,207

Patheon Inc. (Canada), Sr. Sec. Gtd. Notes, 8.63%, 04/15/17(b)	250,000	226,250

		4,760,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Managed Health Care–1.56%
Cigna Corp.,
Sr. Unsec. Global Notes, 2.75%, 11/15/16	$2,615,000	$2,671,291

5.38%, 02/15/42	3,660,000	3,900,220

Sr. Unsec. Notes, 4.50%, 03/15/21	1,860,000	2,005,787

5.88%, 03/15/41	1,055,000	1,203,876

UnitedHealth Group Inc., Sr. Unsec. Notes, 3.88%, 10/15/20	2,010,000	2,190,596

5.95%, 02/15/41	2,455,000	3,128,075

		15,099,845

Marine–0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc. (Greece), Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	25,000	20,875

Metal & Glass Containers–0.01%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	50,000	51,250

Mortgage Backed Securities–0.11%
U.S. Bank N.A., Sr. Unsec. Medium-Term Notes, 5.92%, 05/25/12	1,030,248	1,042,337

Movies & Entertainment–0.51%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	905,000	946,856

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	430,000	476,225

Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	225,000	275,390

Sr. Unsec. Gtd. Global Notes,
4.00%, 01/15/22	900,000	956,990

5.38%, 10/15/41	2,080,000	2,312,501

		4,967,962

Multi-Line Insurance–1.63%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	6,485,000	8,104,629

American International Group Inc., Sr. Unsec. Global Notes, 8.25%, 08/15/18	1,295,000	1,554,387

Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	90,000	84,037

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	265,000	283,550

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37 (Acquired 02/08/11-09/01/11; Cost $1,848,338)(b)	1,840,000	1,803,200

Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	2,290,000	2,295,495

Sr. Unsec. Notes, 5.75%, 03/15/14(b)	1,405,000	1,464,541

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/05/39(b)	120,000	150,391

		15,740,230

Multi-Sector Holdings–0.02%
Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	200,000	212,500

Multi-Utilities–0.35%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	2,700,000	2,752,071

Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	570,000	686,909

		3,438,980

Office REIT’s–0.46%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	4,290,000	4,483,778

Office Services & Supplies–0.84%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	250,000	245,000

Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	7,545,000	7,879,770

		8,124,770

Oil & Gas Drilling–0.67%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	30,000	31,875

Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	2,930,000	3,162,443

6.38%, 12/15/21	2,750,000	3,245,930

		6,440,248

Oil & Gas Equipment & Services–0.12%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	430,000	452,575

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	520,000	547,300

SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	115,000	121,612

		1,121,487

Oil & Gas Exploration & Production–3.04%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	925,000	1,008,238

Sr. Unsec. Notes, 7.63%, 03/15/14	1,635,000	1,828,370

Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	183,000	195,353

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	435,000	471,975

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	410,000	428,962

6.13%, 02/15/21	30,000	30,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	$180,000	$188,100

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	465,000	523,125

Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	1,380,000	1,485,373

Encana Corp. (Canada), Sr. Unsec. Global Notes, 3.90%, 11/15/21	1,000,000	1,009,540

6.50%, 02/01/38	3,450,000	3,867,077

EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	2,530,000	2,796,055

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	320,000	287,200

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	205,000	207,050

Gazprom OAO Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	1,010,000	1,100,900

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	380,000	403,512

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	950,000	1,016,500

Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	800,000	840,474

OGX Petroleo e Gas Participacoes S.A. (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	200,000	209,070

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	3,145,000	3,595,589

Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	1,800,000	1,988,334

6.88%, 01/20/40	195,000	229,708

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	3,125,000	3,436,249

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	535,000	577,800

8.63%, 10/15/19	250,000	282,500

QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	165,000	167,475

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	410,000	439,725

5.00%, 08/15/22	50,000	50,750

SM Energy Co., Sr. Unsec. Global Notes, 6.63%, 02/15/19	105,000	113,400

Sr. Unsec. Notes, 6.50%, 11/15/21(b)	100,000	109,000

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	300,000	322,875

WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	170,000	175,950

		29,386,604

Oil & Gas Refining & Marketing–0.16%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	895,000	1,016,243

United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	510,000	495,975

		1,512,218

Oil & Gas Storage & Transportation–2.95%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 8.75%, 06/15/18(b)	205,000	220,631

Chesapeake Midstream Partners L.P./CHKM Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/21(b)	360,000	368,100

6.13%, 07/15/22(b)	30,000	31,125

Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	480,000	510,000

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	290,000	333,138

Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	2,685,000	2,869,821

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	915,000	1,036,492

Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	3,980,000	4,918,506

Series G, Sr. Unsec. Gtd. Global Notes, 5.60%, 10/15/14	2,710,000	2,987,472

Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Notes, 6.50%, 03/01/20(b)	35,000	35,875

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	227,000	220,190

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 08/15/21	445,000	483,938

6.25%, 06/15/22	145,000	156,600

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	620,000	401,450

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	505,000	548,556

Sabine Pass LNG, L.P, Sr. Sec Gtd. Global Notes, 7.50%, 11/30/16	100,000	107,750

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	1,000,000	1,277,535

Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	1,000,000	1,086,564

5.65%, 03/01/20	1,325,000	1,503,750

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	345,000	370,013

Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	75,000	79,500

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	185,000	191,475

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	2,700,000	3,388,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	$1,050,000	$1,111,405

Williams Partners L.P./Williams Partners Finance Corp., Sr. Unsec. Global Notes, 7.25%, 02/01/17	3,500,000	4,263,089

		28,501,963

Other Diversified Financial Services–8.68%
Bank of America Corp., Sr. Unsec. Global Notes,
4.50%, 04/01/15	2,860,000	2,923,400

3.70%, 09/01/15	4,015,000	4,025,924

6.50%, 08/01/16	1,860,000	2,030,646

5.75%, 12/01/17	890,000	939,288

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	8,535,000	8,934,176

Bear Stearns Cos., LLC (The), Unsec. Sub. Notes, 5.55%, 01/22/17	3,080,000	3,380,348

Citigroup Inc., Sr. Unsec. Global Notes,
6.01%, 01/15/15	1,000,000	1,091,482

6.13%, 05/15/18	4,100,000	4,593,152

8.50%, 05/22/19	5,500,000	6,845,080

4.50%, 01/14/22	2,920,000	3,010,665

5.88%, 01/30/42	2,745,000	2,979,727

Sr. Unsec. Notes, 6.38%, 08/12/14	3,080,000	3,340,026

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	1,645,000	1,664,956

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	1,935,000	1,990,482

2.75%, 07/01/13(b)	1,820,000	1,847,018

Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	1,350,000	1,454,801

International Lease Finance Corp., Sr. Unsec. Global Notes,
8.63% 09/15/15	70,000	78,155

8.75%, 03/15/17	395,000	447,091

Sr. Unsec. Notes, 8.25%, 12/15/20	1,180,000	1,319,388

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.75%, 05/01/13	135,000	140,857

3.45%, 03/01/16	1,170,000	1,215,698

3.15%, 07/05/16	1,600,000	1,650,379

5.60%, 07/15/41	3,885,000	4,303,920

5.40%, 01/06/42	2,900,000	3,148,499

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	8,570,000	8,682,109

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	5,310,000	5,779,013

Sub. Global Notes, 7.75%, 05/14/38	2,850,000	3,078,145

Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,000,000	3,076,904

Twin Reefs Pass-Through Trust, Sec. Pass Through Ctfs., 1.39% (Acquired 12/07/04-04/03/06; Cost $1,644,980)(b)(c)(e)	1,640,000	0

		83,971,329

Packaged Foods & Meats–0.78%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	180,000	180,900

Kraft Foods Inc., Sr. Unsec. Global Notes,
2.63%, 05/08/13	945,000	965,185

6.88%, 02/01/38	1,030,000	1,360,634

Sr. Unsec. Notes, 6.88%, 01/26/39	3,795,000	5,001,043

Post Holdings Inc., Sr. Unsec. Notes, 7.38%, 02/15/22(b)	35,000	37,538

		7,545,300

Paper Packaging–0.05%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc. (Ireland), Sr. Gtd. Notes, 9.13%, 10/15/20(b)	250,000	261,250

Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	195,000	200,363

		461,613

Paper Products–0.35%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	530,000	534,969

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	210,000	223,912

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	1,655,000	1,922,615

Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	385,000	404,250

NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	215,000	129,538

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	125,000	127,969

		3,343,253

Pharmaceuticals–0.14%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	111,000

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	85,000	93,713

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	170,000	178,287

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	325,000	359,938

Wyeth, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	435,000	576,071

		1,319,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Property & Casualty Insurance–1.57%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	$6,330,000	$7,361,362

QBE Capital Funding III Ltd. (Jersey), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)(d)	3,500,000	3,185,000

W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	1,585,000	1,818,681

XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	2,640,000	2,792,961

		15,158,004

Railroads–1.11%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 4.40%, 03/15/42	1,000,000	991,371

Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	1,095,000	1,134,744

CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	2,615,000	3,200,291

Sr. Unsec. Notes, 3.70%, 10/30/20	550,000	577,542

5.50%, 04/15/41	2,000,000	2,320,870

Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	1,870,000	2,047,374

6.25%, 05/01/34	365,000	466,431

		10,738,623

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	155,000	165,463

Regional Banks–1.11%
BB&T Capital Trust II, Jr. Unsec. Ltd. Gtd. Sub. Global Notes, 6.75%, 06/07/36	360,000	367,674

CIT Group Inc., Sec. Gtd. Bonds, 7.00%, 05/02/17(b)	410,000	411,537

Sec. Gtd. Notes, 5.50%, 02/15/19(b)	110,000	113,025

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	1,300,000	1,363,198

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	3,630,000	3,808,670

PNC Preferred Funding Trust III, Jr. Sub. Notes, 8.70%(b)(e)	2,300,000	2,394,875

Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	1,455,000	1,491,375

Unsec. Sub. Notes, 7.38%, 12/10/37	320,000	294,400

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	170,000	175,950

Unsec. Sub. Global Notes, 5.13%, 06/15/17	320,000	292,800

		10,713,504

Research & Consulting Services–0.47%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	285,000	306,375

Novant Health, Inc., Bonds, 5.85%, 11/01/19	3,750,000	4,271,700

		4,578,075

Restaurants–0.39%
Yum! Brands, Inc., Sr. Unsec. Global Notes, 6.88%, 11/15/37	2,920,000	3,821,977

Retail REIT’s–0.19%
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	1,500,000	1,796,805

Semiconductor Equipment–0.11%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	140,000	152,075

6.63%, 06/01/21	280,000	293,650

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	625,000	650,000

		1,095,725

Semiconductors–0.10%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	850,000	945,625

Soft Drinks–0.18%
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,750,000	1,761,852

Sovereign Debt–0.63%
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	1,250,000	1,279,357

Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	310,000	376,650

Russian Foreign Bond–Eurobond (Russia), Sr. Unsec. Notes, 3.63%, 04/29/15(b)	1,700,000	1,772,250

South Africa Government (South Africa), Sr. Unsec. Global Bonds, 4.67%, 01/17/24	2,580,000	2,702,550

		6,130,807

Specialized Finance–1.43%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	4,420,000	4,717,974

National Rural Utilities Cooperative Finance Corp., Sec. Collateral Trust Bonds,
1.00%, 02/02/15	2,000,000	2,009,935

1.90%, 11/01/15	1,000,000	1,029,348

Sr. Sec. Bonds, 3.05%, 03/01/16	3,100,000	3,296,694

Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,742,140

		13,796,091

Specialized REIT’s–1.42%
Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,965,000	4,261,762

HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	1,100,000	1,145,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Specialized REIT’s–(continued)

Host Hotels & Resorts L.P., Sr. Gtd. Global Notes, 6.00%, 11/01/20	$255,000	$278,587

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	100,000	107,000

Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	35,000	37,756

Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16 4.30%, 01/15/16	3,125,000	3,137,500

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 06/01/21	3,725,000	3,843,277

4.25%, 03/01/22	900,000	897,724

		13,708,793

Specialty Chemicals–0.09%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	365,000	384,163

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	125,000	128,984

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	325,000	351,000

		864,147

Specialty Stores–0.06%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	350,000	373,188

Staples Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 01/15/14	200,000	228,375

		601,563

Steel–1.77%
APERAM (Luxembourg), Sr. Unsec. Notes, 7.38%, 04/01/16(b)	150,000	142,125

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.85%, 06/01/19	2,000,000	2,415,220

Sr. Unsec. Global Notes,
4.50%, 02/25/17	4,265,000	4,297,630

6.13%, 06/01/18	760,000	800,495

5.50%, 03/01/21	585,000	579,961

6.25%, 02/25/22	95,000	98,360

7.00%, 10/15/39	4,330,000	4,256,644

6.75%, 03/01/41	585,000	571,075

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 7.00%, 11/01/15(b)	300,000	319,500

6.38%, 02/01/16(b)	140,000	145,607

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	225,000	234,562

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	655,000	704,602

6.88%, 11/10/39	2,080,000	2,578,349

		17,144,130

Systems Software–0.06%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 11/12/10-12/20/10; Cost $656,550)(b)	645,000	574,050

Technology Distributors–0.13%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	1,135,000	1,243,894

Textiles–0.10%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	945,000	1,006,425

Tires & Rubber–0.05%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	185,000	199,107

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.25%, 08/15/20	115,000	125,925

7.00%, 05/15/22	165,000	168,506

		493,538

Tobacco–0.77%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	1,300,000	1,426,839

9.70%, 11/10/18	1,250,000	1,705,777

4.75%, 05/05/21	3,905,000	4,303,474

		7,436,090

Trading Companies & Distributors–0.11%
Aircastle Ltd., Sr. Unsec. Notes, 9.75%, 08/01/18(b)	70,000	79,100

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	575,000	596,562

Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	125,000	132,500

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Global Notes, 8.25%, 02/01/21	135,000	143,100

UR Financing Escrow Corp., Sec. Gtd. Notes, 5.75%, 07/15/18(b)	25,000	25,688

Sr. Unsec. Notes, 7.63%, 04/15/22(b)	85,000	87,763

		1,064,713

Trucking–0.13%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	340,000	357,425

9.75%, 03/15/20	75,000	82,125

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
7.50%, 10/15/18	40,000	43,300

6.75%, 04/15/19	360,000	378,900

7.38%, 01/15/21	320,000	348,800

Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	90,000	94,387

		1,304,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount		Value

Wireless Telecommunication Services–1.88%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40		$2,320,000	$2,822,760

American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15		2,415,000	2,575,318

Sr. Unsec. Notes, 4.50%, 01/15/18		2,455,000	2,541,803

Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		585,000	574,762

Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		885,000	887,212

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)		5,750,000	6,066,250

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		465,000	476,044

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18		185,000	198,297

6.63%, 11/15/20		345,000	356,213

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		440,000	389,400

Sprint Nextel Corp., Sr. Unsec. Gtd. Notes,
9.00%, 11/15/18(b)		215,000	240,800

7.00%, 03/01/20(b)		105,000	107,231

Sr. Unsec. Notes, 11.50%, 11/15/21(b)		80,000	87,700

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)		670,000	691,775

7.25%, 02/15/18(b)		200,000	197,000

			18,212,565

Total U.S. Dollar Denominated Bonds and Notes (Cost $829,366,328)			890,264,242

U.S. Treasury Securities–2.79%
U.S. Treasury Bills–0.13%
0.12%, 11 /15 /2012(g)(h)		1,300,000	1,298,741

U.S. Treasury Notes–1.65%
2.00%, 04/30/16		4,175,000	4,398,101

1.50%, 07/31/16		8,700,000	8,981,391

2.00%, 11/15/21		2,545,000	2,558,123

			15,937,615

U.S. Treasury Bonds–1.01%
4.75%, 02/15/41		6,255,000	8,341,629

3.75%, 08/15/41		1,250,000	1,418,164

			9,759,793

Total U.S. Treasury Securities (Cost $25,224,533)			26,996,149

Asset-Backed Securities–1.56%
Bear Stearns Commercial Mortgage Securities–Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(d)		2,575,000	2,963,283

Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37		409,849	403,276

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.70%, 09/26/34(b)(d)		1,204,167	1,142,819

LB-UBS Commercial Mortgage Trust–Series 2006-C6, Class A4, Pass Through Ctfs., 5.37%, 09/15/39		2,880,000	3,281,633

Santander Drive Auto Receivables Trust–Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17		3,300,000	3,319,914

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.43%, 08/15/39(d)		177,590	180,247

Wachovia Bank Commercial Mortgage Trust–Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(d)		1,510,000	1,582,046

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(d)		2,292,526	2,185,701

Total Asset-Backed Securities (Cost $13,021,726)			15,058,919

Municipal Obligations–0.75%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Taxable Lease RB, 7.05%, 12/01/44		2,535,000	3,140,383

California (State of); Series 2009, Taxable GO Bonds, 5.95%, 04/01/16		330,000	376,464

Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2007 B, Taxable RB, 9.00%, 05/15/18		605,000	572,294

Series 2006 B, Taxable RB, 7.50%, 05/15/17		575,000	514,148

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57		2,175,000	2,538,943

Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning and Leadership, Inc.); Series 2007 B, Taxable Redevelopment Education RB, 7.56%, 08/01/16(c)		330,000	98,993

Series 2007 C, Taxable Redevelopment Education RB, 7.56%, 08/01/13(c)		220,000	65,995

Total Municipal Obligations (Cost $6,817,874)			7,307,220

Non-U.S. Dollar Denominated Bonds & Notes–0.64%(i)
Brazil–0.05%
Banco Bradesco S.A., Sr. Unsec. Notes, 4.10%, 03/23/15(b)	BRL	460,000	477,785

Canada–0.03%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	255,000	268,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount		Value

Cyprus–0.03%
Eileme 2 AB, Sr. Gtd. Sub. Notes, 11.75%, 01/31/20(b)	EUR	195,000	$267,552

Ireland–0.04%
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	300,000	384,644

Italy–0.02%
Lottomatica S.p.A-REGS, Jr. Unsec. Sub. Bonds, 8.25%, 03/31/66(b)	EUR	140,000	170,176

Luxembourg–0.14%
Cirsa Funding Luxembourg S.A.-REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	385,000	496,191

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	133,210

REGS, Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	175,000	233,117

Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	270,000	374,054

Xefin Lux SCA, Sr. Sec. Notes, 8.00%, 06/01/18(b)	EUR	100,000	134,542

			1,371,114

Netherlands–0.07%
Cemex Finance Europe B.V., Gtd. Notes, 4.75%, 03/05/14	EUR	250,000	306,949

Ziggo Bond Co. B.V., Sr. Unsec. Notes, 8.00%, 05/15/18(b)	EUR	270,000	382,146

			689,095

New Zealand–0.12%
ANZ National Int’l Ltd., Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	NZD	1,145,000	1,156,568

United Kingdom–0.14%
Boparan Finance PLC-REGS, Sr. Unsec. Gtd. Notes, 9.75%, 04/30/18(b)	EUR	500,000	661,055

Exova PLC, Sr. Unsec. Gtd. Notes, 10.50%, 10/15/18(b)	GBP	100,000	139,195

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	64,940

Odeon & UCI Finco PLC, Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	325,000	515,717

			1,380,907

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,121,028)			6,166,391

U.S. Government Sponsored Mortgage-Backed Securities–0.29%
Federal Home Loan Mortgage Corp. (FHLMC)–0.14%
Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32		$493,685	576,311

6.50%, 04/01/16 to 08/01/32		94,418	105,936

5.50%, 09/01/16 to 11/01/18		267,358	290,647

6.00%, 04/01/17 to 10/01/32		330,038	360,356

7.50%, 06/01/30		1,970	2,127

			1,335,377

Federal National Mortgage Association (FNMA)–0.10%
Pass Through Ctfs., 7.50%, 11/01/15 to 05/01/32		58,830	69,316

7.00%, 02/01/16 to 09/01/32		197,899	228,109

6.50%, 09/01/16 to 08/01/34		213,677	242,555

5.00%, 01/01/18 to 09/01/18		211,620	229,055

8.50%, 10/01/28		29,459	35,458

8.00%, 10/01/30 to 04/01/32		103,239	119,797

			924,290

Government National Mortgage Association (GNMA)–0.05%
Pass Through Ctfs., 7.50%, 06/15/23		104,068	121,084

8.50%, 11/15/24		37,659	44,211

8.00%, 09/20/26		26,053	31,483

6.50%, 03/15/31 to 07/15/32		157,845	184,178

7.00%, 04/15/31 to 08/15/31		9,397	11,156

6.00%, 01/15/32 to 02/15/33		124,754	140,926

			533,038

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $2,550,775)			2,792,705

	Shares

Preferred Stocks–0.17%
Consumer Finance–0.04%
Ally Financial, Inc., Series A,, 8.50% Pfd.	$7,680	$170,726

Series G,, 7.00% Pfd.(b)	36	31,239

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.	8,430	197,937

		399,902

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	2,960	75,332

Regional Banks–0.11%
Zions Bancorp., Series C, 9.50% Pfd.	40,400	1,061,308

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The) $2.94 Conv. Pfd.	2,460	114,833

Total Preferred Stocks (Cost $1,681,520)		1,651,375

Common Stocks & Other Equity Interests–0.02%(a)
Broadcasting–0.00%
Adelphia Recovery Trust Series ACC-1(j)	859,558	12,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Corporate Bond Fund

	Principal
	Amount	Value

Cable & Satellite–0.00%
Adelphia Communications Corp.(k)	$8,850	$2,213

Integrated Telecommunication Services–0.02%
Largo Limited–Class A (Luxembourg)(k)	13,363	15,718

Largo Limited–Class B (Luxembourg)(k)	120,270	141,467

		157,185

Total Common Stocks & Other Equity Interests (Cost $728,108)		172,291

Money Market Funds–1.13%
Liquid Assets Portfolio–Institutional Class(l)	5,486,919	5,486,919

Premier Portfolio–Institutional Class(l)	5,486,919	5,486,919

Total Money Market Funds (Cost $10,973,838)		10,973,838

TOTAL INVESTMENTS–99.41% (Cost $896,485,730)		961,383,130

OTHER ASSETS LESS LIABILITIES–0.59%		5,697,849

NET ASSETS–100.00%		$967,080,979

Investment Abbreviations:

BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
GO	– General Obligation
Gtd.	– Guaranteed
Jr.	– Junior
NZD	– New Zealand Dollar
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2012 was $214,066,459, which represented 22.14% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2012 was $811,788, which represented 0.08% of the Fund’s Net Assets
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2012.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest payments have been suspended under European Union agreement for 24 months beginning April 30, 2010.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Corporate Bond Fund

Statement of Assets and Liabilities

February 29, 2012

Assets:
Investments, at value (Cost $885,511,892)	$950,409,292

Investments in affiliated money market funds, at value and cost	10,973,838

Total investments, at value (Cost $896,485,730)	961,383,130

Foreign currencies, at value (Cost $345,079)	345,602

Receivable for:
Investments sold	6,871,242

Fund shares sold	1,094,070

Dividends and interest	12,867,790

Unrealized appreciation on swap agreements	32,454

Premiums paid on swap agreements	150,833

Investment for trustee deferred compensation and retirement plans	111,907

Other assets	41,962

Total assets	982,898,990

Liabilities:
Payable for:
Investments purchased	12,654,373

Fund shares reacquired	1,668,964

Dividends	522,750

Foreign currency contracts outstanding	33,415

Variation margin	44,375

Accrued fees to affiliates	561,690

Accrued other operating expenses	121,553

Trustee deferred compensation and retirement plans	210,891

Total liabilities	15,818,011

Net assets applicable to shares outstanding	$967,080,979

Net assets consist of:
Shares of beneficial interest	$1,006,671,161

Undistributed net investment income	(970,586)

Undistributed net realized gain (loss)	(104,014,803)

Unrealized appreciation	65,395,207

$967,080,979

Net Assets:
Class A	$810,883,134

Class B	$68,052,375

Class C	$62,895,062

Class R	$4,475,198

Class Y	$6,566,204

Institutional Class	$14,209,006

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	115,422,486

Class B	9,682,290

Class C	8,979,880

Class R	636,496

Class Y	932,500

Institutional Class	2,020,927

Class A:
Net asset value per share	$7.03

Maximum offering price per share (Net asset value of $7.03 divided by 95.25%)	$7.38

Class B:
Net asset value and offering price per share	$7.03

Class C:
Net asset value and offering price per share	$7.00

Class R:
Net asset value and offering price per share	$7.03

Class Y:
Net asset value and offering price per share	$7.04

Institutional Class:
Net asset value and offering price per share	$7.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Corporate Bond Fund

Statement of Operations

For the year ended February 29, 2012

Investment income:
Interest	$46,283,057

Dividends	98,191

Dividends from affiliated money market funds	5,717

Total investment income	46,386,965

Expenses:
Advisory fees	3,389,711

Administrative services fees	247,102

Custodian fees	43,564

Distribution fees:
Class A	1,811,789

Class B	114,391

Class C	518,965

Class R	16,630

Transfer agent fees — A, B, C, R and Y	1,781,408

Transfer agent fees — Institutional	541

Trustees’ and officers’ fees and benefits	55,087

Other	304,712

Total expenses	8,283,900

Less: Fees waived and expense offset arrangement(s)	(9,071)

Net expenses	8,274,829

Net investment income	38,112,136

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	23,206,682

Foreign currencies	(92,477)

Foreign currency contracts	273,595

Futures contracts	(2,498,317)

Swap agreements	(168,887)

20,720,596

Change in net unrealized appreciation (depreciation) of:
Investment securities	9,303,788

Foreign currencies	(248)

Foreign currency contracts	(33,415)

Futures contracts	(649,915)

Swap agreements	32,454

8,652,664

Net realized and unrealized gain	29,373,260

Net increase in net assets resulting from operations	$67,485,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Corporate Bond Fund

Statement of Changes in Net Assets

For the year ended February 29, 2012, the period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010

		Six months
	Year ended	ended	Year ended
	February 29,	February 28,	August 31,
	2012	2011	2010

Operations:
Net investment income	$38,112,136	$16,461,777	$40,236,552

Net realized gain	20,720,596	15,423,732	36,538,380

Change in net unrealized appreciation (depreciation)	8,652,664	(25,776,807)	25,948,765

Net increase in net assets resulting from operations	67,485,396	6,108,702	102,723,697

Distributions to shareholders from net investment income:
Class A	(31,891,571)	(13,554,889)	(32,828,055)

Class B	(2,993,931)	(1,539,396)	(3,582,829)

Class C	(2,065,031)	(951,975)	(2,026,267)

Class R	(137,693)	—	—

Class Y	(259,852)	(81,167)	(3,505,596)

Institutional Class	(474,259)	(774,265)	(561,805)

Total distributions from net investment income	(37,822,337)	(16,901,692)	(42,504,552)

Share transactions–net:
Class A	235,951,456	(45,885,586)	(65,329,329)

Class B	730,777	(8,668,653)	(6,458,420)

Class C	19,982,320	(5,088,332)	2,079,192

Class R	4,385,652	—	—

Class Y	2,230,229	2,221,231	(65,877,389)

Institutional Class	13,855,576	(62,756,652)	61,386,392

Net increase (decrease) in net assets resulting from share transactions	277,136,010	(120,177,992)	(74,199,554)

Net increase (decrease) in net assets	306,799,069	(130,970,982)	(13,980,409)

Net assets:
Beginning of period	660,281,910	791,252,892	805,233,301

End of period (includes undistributed net investment income of $(970,586), $(1,093,411) and $(1,400,387), respectively)	$967,080,979	$660,281,910	$791,252,892

Notes to Financial Statements

February 29, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

27        Invesco Van Kampen Corporate Bond Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

28        Invesco Van Kampen Corporate Bond Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

29        Invesco Van Kampen Corporate Bond Fund

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

30        Invesco Van Kampen Corporate Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.42%

Next $750 million	0.35%

Over $1.25 billion	0.22%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 6, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B (after Rule 12b-1 fee limit), Class C (after Rule 12b-1 fee limit), Class R, Class Y and Institutional Class shares to 0.95%, 1.29%, 1.65%, 1.20%, 0.70% and 0.70%, respectively, of average daily net assets. Prior to June 6, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.95%, 1.70%, 1.70%, 0.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended February 29, 2012, the Adviser waived advisory fees of $6,507.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 29, 2012, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended February 29, 2012, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2012, IDI advised the Fund that IDI retained $127,621 in front-end sales commissions from the sale of Class A shares and $469, $92,219 and $4,123 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

31        Invesco Van Kampen Corporate Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 29, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended February 29, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$12,606,867	$190,637	$—	$12,797,504

U.S. Treasury Securities	—	26,996,149	—	26,996,149

Collateralized Mortgage Bonds	—	2,792,705	—	2,792,705

Corporate Debt Securities	—	890,299,826	0	890,299,826

Asset Backed Securities	—	15,058,919	—	15,058,919

Municipal Obligations	—	7,307,220	—	7,307,220

Foreign Government Debt Securities	—	6,130,807	—	6,130,807

	$12,606,867	$948,776,263	$—	$961,383,130

Foreign Currency Contracts*	—	(33,415)	—	(33,415)

Futures*	496,774	—	—	496,774

Swap Agreements*	—	32,454	—	32,454

Total Investments	$13,103,641	$948,775,302	$—	$961,878,943

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 29, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap contracts(a)	$32,454	$—

Currency risk
Foreign currency contracts(a)	—	(33,415)

Interest rate risk
Futures contracts(b)	496,774	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation (depreciation) on swap agreements and foreign currency contracts outstanding, respectively.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

32        Invesco Van Kampen Corporate Bond Fund

Effect of Derivative Instruments for the year ended February 29, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency	Swap
	Futures*	Contracts*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$—	$(168,887)

Currency risk	—	273,595	—

Interest rate risk	(2,498,317)	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$32,454

Currency risk	—	(33,415)	—

Interest rate risk	(649,915)	—	—

Total	$(3,148,232)	$240,180	$(136,433)

*	The average notional value of futures, foreign currency contracts and swap agreements outstanding during the period was $300,776,951, $2,714,262, and $13,073,333, respectively.

Open Futures Contracts
	Number of	Expiration	Notional	Unrealized
Long Contracts	Contracts	Month	Value	Appreciation

U.S. Ultra Bond	157	June-2012	$24,688,250	$102,702

U.S. Treasury 5 Year Notes	1,093	June-2012	134,626,859	66,017

Subtotal				$168,719

Short Contracts
U.S. Treasury 10 Year Notes	703	June-2012	92,060,047	328,055

Total				$496,774

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/12	RBC Dain Rauscher	EUR	2,670,000	USD	3,533,323	$3,557,760	$(24,437)

05/17/12	Smith Barney	GBP	394,000	USD	617,403	626,381	(8,978)

Total open foreign currency contracts							$(33,415)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Credit Default Swap Agreements
					Implied	Notional		Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Value	Upfront	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)

Bank of America	Royal Caribbean Cruises	Sell	0.40%	03/20/17	4.91%	$4,500	$28,125	$14,511

Bank of America	Carnival Corp.	Buy	(0.40)	03/20/17	1.64	4,500	122,708	17,943

Total Credit Default Swap Agreements								$32,454

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangements

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For February 29, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,564.

33        Invesco Van Kampen Corporate Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended February 29, 2012, the Fund paid legal fees of $1,669 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 29, 2012, the Period September 1, 2010 to February 28, 2011 and the year ended August 31, 2010:

		Six months
	Year ended	ended	Year ended
	February 29,	February 28,	August 31,
	2012	2011	2011

Ordinary income	$37,822,337	$16,901,692	$42,504,552

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$1,904,612

Net unrealized appreciation — investments	62,041,168

Net unrealized appreciation — other investments	34,448

Temporary book/tax differences	(193,079)

Post-October deferrals	(132,912)

Capital loss carryforward	(103,244,419)

Shares of beneficial interest	1,006,671,161)

Total net assets	$967,080,979

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book/tax accretion and amortization differences.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

34        Invesco Van Kampen Corporate Bond Fund

  The Fund utilized $19,800,292 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 29, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2017	$103,244,419	—	$103,244,419

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2012 was $401,124,714 and $405,630,372, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$69,462,384

Aggregate unrealized (depreciation) of investment securities	(7,421,216)

Net unrealized appreciation of investment securities	$62,041,168

Cost of investments for tax purposes is $899,341,962.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of disallowed capital loss carryforwards, on February 29, 2012, undistributed net investment income was increased by $262,538, undistributed net realized gain (loss) was increased by $57,448,434 and shares of beneficial interest was decreased by $57,710,972. Further, as a result of tax deferrals acquired in the reorganization of Invesco Income Fund into the Fund, undistributed net investment income was decreased by $429,512, undistributed net realized gain (loss) was decreased by $150,815,683 and shares of beneficial interest was increased by $151,245,195. These reclassifications had no effect on the net assets of the Fund.

35        Invesco Van Kampen Corporate Bond Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Six Months ended		Year ended
	February 29, 2012(a)		February 28, 2011		August 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	18,025,808	$123,026,582	5,105,008	$34,703,683	18,185,606	$119,569,803

Class B	1,281,878	8,796,862	655,918	4,480,078	3,223,490	21,151,975

Class C	2,224,537	15,224,905	431,563	2,928,396	1,905,678	12,476,924

Class R(b)	128,301	876,930	—	—	—	—

Class Y	269,248	1,854,807	406,559	2,803,652	3,314,486	21,587,240

Institutional Class	172,988	1,149,797	230,188	1,569,899	9,301,673	61,798,245

Issued as reinvestment of dividends:
Class A	3,862,435	26,462,125	1,640,780	11,168,136	4,673,329	30,845,225

Class B	378,584	2,592,427	193,212	1,313,271	504,798	3,323,757

Class C	244,604	1,671,544	106,895	726,404	269,368	1,774,234

Class R(b)	19,741	135,337	—	—	—	—

Class Y	29,637	203,474	7,699	52,375	33,741	215,993

Institutional Class	69,055	473,715	77,001	530,533	82,380	561,805

Automatic conversion of Class B shares to Class A shares:
Class A	1,543,992	10,708,005	705,536	4,792,810	804,110	5,326,310

Class B	(1,542,010)	(10,708,005)	(706,557)	(4,792,810)	(805,812)	(5,326,310)

Issued in connection with acquisitions:(c)
Class A	36,719,055	252,672,960	—	—	—	—

Class B	2,479,244	17,053,210	—	—	—	—

Class C	2,463,969	16,936,419	—	—	—	—

Class R(b)	697,589	4,803,819	—	—	—	—

Class Y	329,318	2,273,496	—	—	—	—

Institutional Class	1,885,467	12,977,946	—	—	—	—

Reacquired:
Class A	(25,847,254)	(176,918,216)	(14,231,597)	(96,550,215)	(33,600,981)	(221,070,667)

Class B	(2,515,269)	(17,003,717)	(1,426,992)	(9,669,192)	(3,904,829)	(25,607,842)

Class C	(2,033,108)	(13,850,548)	(1,297,180)	(8,743,132)	(1,853,540)	(12,171,966)

Class R(b)	(209,135)	(1,430,434)	—	—	—	—

Class Y	(307,072)	(2,101,548)	(93,955)	(634,796)	(13,218,271)	(87,680,622)

Institutional Class	(108,146)	(745,882)	(9,546,632)	(64,857,084)	(143,047)	(973,658)

Net increase (decrease) in share activity	40,263,456	$277,136,010	(17,742,554)	$(120,177,992)	(11,227,821)	$(74,199,554)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 3, 2011.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 44,574,642 shares of the Fund for 59,874,413 shares outstanding of Target Fund as of the close of business on June 3, 2011. Each class of shares Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value on the close of business, June 3, 2011. Each class of Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Target Fund to the net asset value of the Fund at the close of business on June 3, 2011. Target Fund’s net assets at that date of $306,717,850, including $17,304,023 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $648,864,404 and $955,582,254 immediately after the acquisition. The proforma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$41,809,052

Net realized/unrealized gains	51,742,948

Change in net assets resulting from operations	$93,552,000

  The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since June 6, 2011.

36        Invesco Van Kampen Corporate Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses) on							to average		to average net		Ratio of net
	Net asset		securities		Dividends					net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 02/29/12	$6.78	$0.30	$0.25	$0.55	$(0.30)	$7.03	8.32	%(c)	$810,883	0.92	%(d)	0.92	%(d)	4.42	%(d)	69%
Period ended 02/28/11	6.87	0.16	(0.09)	0.07	(0.16)	6.78	1.03	(c)	549,964	0.90	(m)	0.90	(m)	4.62	(m)	49
Year ended 08/31/10	6.37	0.33	0.52	0.85	(0.35)	6.87	13.65	(c)	604,148	0.88		0.88		4.98		74
Year ended 08/31/09	6.15	0.31	0.25	0.56	(0.34)	6.37	9.94	(e)	623,660	0.95		0.95		5.38		78
Year ended 08/31/08	6.47	0.31	(0.31)	—	(0.32)	6.15	(0.16	)(e)	608,885	0.89		0.89		4.78		73
Year ended 08/31/07	6.53	0.29	(0.04)	0.25	(0.31)	6.47	3.93	(e)	670,795	0.91		0.91		4.48		119

Class B
Year ended 02/29/12	6.77	0.31	0.25	0.56	(0.30)	7.03	8.41	(c)(f)	68,052	0.84	(d)(f)	0.84	(d)(f)	4.50	(d)(f)	69
Period ended 02/28/11	6.86	0.15	(0.09)	0.06	(0.15)	6.77	0.85	(c)(f)	65,022	1.15	(f)(m)	1.15	(f)(m)	4.37	(f)(m)	49
Year ended 08/31/10	6.35	0.30	0.52	0.82	(0.31)	6.86	13.22	(c)(f)	74,702	1.22	(f)	1.22	(f)	4.63	(f)	74
Year ended 08/31/09	6.14	0.28	0.25	0.53	(0.32)	6.35	9.36	(g)(h)	75,378	1.42	(h)	1.42	(h)	4.90	(h)	78
Year ended 08/31/08	6.45	0.26	(0.30)	(0.04)	(0.27)	6.14	(0.76	)(g)	76,664	1.65		1.65		4.03		73
Year ended 08/31/07	6.52	0.24	(0.05)	0.19	(0.26)	6.45	3.00	(g)	87,322	1.67		1.67		3.72		119

Class C
Year ended 02/29/12	6.77	0.25	0.24	0.49	(0.26)	7.00	7.41	(c)(f)	62,895	1.63	(d)(f)	1.63	(d)(f)	3.71	(d)(f)	69
Period ended 02/28/11	6.86	0.14	(0.09)	0.05	(0.14)	6.77	0.80	(c)(f)	41,133	1.34	(f)(m)	1.34	(f)(m)	4.18	(f)(m)	49
Year ended 08/31/10	6.36	0.28	0.52	0.80	(0.30)	6.86	12.85	(c)(f)	46,904	1.58	(f)	1.58	(f)	4.27	(f)	74
Year ended 08/31/09	6.14	0.26	0.26	0.52	(0.30)	6.36	9.19	(h)(i)	41,446	1.70	(h)	1.70	(h)	4.61	(h)	78
Year ended 08/31/08	6.46	0.26	(0.31)	(0.05)	(0.27)	6.14	(0.88	)(h)(i)	35,415	1.60	(h)	1.60	(h)	4.06	(h)	73
Year ended 08/31/07	6.52	0.25	(0.04)	0.21	(0.27)	6.46	3.20	(h)(i)	31,014	1.63	(h)	1.63	(h)	3.76	(h)	119

Class R
Period ended 02/29/12(k)	6.88	0.21	0.15	0.36	(0.21)	7.03	5.33	(c)	4,475	1.19	(d)(m)	1.19	(d)(m)	4.15	(d)(m)	69

Class Y(l)
Year ended 02/29/12	6.79	0.32	0.25	0.57	(0.32)	7.04	8.58	(c)	6,566	0.67	(d)	0.67	(d)	4.67	(d)	69
Period ended 02/28/11	6.88	0.16	(0.08)	0.08	(0.17)	6.79	1.15	(c)	4,152	0.65	(m)	0.65	(m)	4.87	(m)	49
Year ended 08/31/10	6.37	0.36	0.51	0.87	(0.36)	6.88	14.09	(c)	2,004	0.63		0.63		5.41		74
Year ended 08/31/09	6.16	0.32	0.25	0.57	(0.36)	6.37	10.06	(j)	64,750	0.70		0.70		5.61		78
Year ended 08/31/08	6.48	0.32	(0.31)	0.01	(0.33)	6.16	0.10	(j)	89,046	0.65		0.65		4.95		73
Year ended 08/31/07	6.54	0.31	(0.04)	0.27	(0.33)	6.48	4.19	(j)	43,312	0.66		0.66		4.73		119

Institutional Class
Year ended 02/29/12	6.78	0.32	0.26	0.58	(0.33)	7.03	8.73	(c)	14,209	0.47	(d)	0.47	(d)	4.87	(d)	69
Period ended 02/28/11	6.87	0.17	(0.09)	0.08	(0.17)	6.78	1.21	(c)	11	0.47	(m)	0.47	(m)	5.05	(m)	49
Period ended 08/31/10(k)	6.54	0.07	0.35	0.42	(0.09)	6.87	6.47	(c)	63,495	0.52	(m)	0.52	(m)	4.30	(m)	74

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $726,459, $69,083, $54,103, $3,326, $5,606 and $9,911 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.17% for Class B shares and 0.96% for Class C shares for the year ended February 29, 2012, 0.50% for Class B shares and 0.69% for Class C shares for the period ended February 28, 2011 and 0.59% for Class B shares and 0.95% for Class C shares for the year ended August 31, 2010.
(g)	Assumes reinvestment of all distribution for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, the total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The Total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(k)	Commencement date of June 3, 2011 and June 1, 2010 for Class R and Institutional Class shares, respectively.
(l)	On June 2, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(m)	Annualized.

37        Invesco Van Kampen Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 25, 2012
Houston, Texas

38        Invesco Van Kampen Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/11)	(02/29/12)[1]	Period[2]	(02/29/12)	Period[2]	Ratio
A	$1,000.00	$1,052.00	$4.64	$1,020.34	$4.57	0.91%

B	1,000.00	1,052.00	3.83	1,021.13	3.77	0.75

C	1,000.00	1,047.40	8.91	1,016.16	8.77	1.75

R	1,000.00	1,050.70	5.91	1,019.10	5.82	1.16

Y	1,000.00	1,053.20	3.37	1,021.58	3.32	0.66

Institutional	1,000.00	1,054.20	2.38	1,022.55	2.34	0.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2011 through February 29, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

39        Invesco Van Kampen Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2012:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	2.67%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation.

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology communications company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international consulting company)	140	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

T-2        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Number of Funds in
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Corporate Bond Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CBD-AR-1        Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2012	Fees Billed for	year end 2011
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2012	Requirement(1)	fiscal year end 2011	Requirement(1)
Audit Fees	$349,900	N/A	$387,695	N/A
Audit-Related Fees(2)	$21,250	0%	$0	0%
Tax Fees(3)	$130,500	0%	$68,200	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$501,650	0%	$455,895	0%
PWC billed the Registrant aggregate non-audit fees of $151,750 for the fiscal year ended 2012, and $68,200 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end 2012 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2012 That Were	Provided for fiscal year	2011 That Were	Provided for fiscal year
	Required	end 2012 Pursuant to	Required	end 2011 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of March 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer
Date: May 7, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer
Date: May 7, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer
Date: May 7, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.